UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
The Laudus Trust

(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices)               (Zip code)
Randall W. Merk
The Laudus Trust
101 Montgomery Street, San Francisco, California 94104

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2008
Item 1: Report(s) to Shareholders.

Annual Report
March 31, 2008

COMMAND PERFORMANCE™
U.S. Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund (closed to new investors)
Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors)
Long/Short Equity Funds
Laudus Rosenberg Long/Short Equity Fund
  (formerly Laudus Rosenberg Value Long/Short Equity Fund)
Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.
Charles Schwab Investment Management, Inc. is the Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

1	President’s Message

2	Management’s Discussion

9	Performance and Fund Facts

16	Fund Expenses

18	Portfolio Holdings

54	Financial Statements and Notes

74	Report of Independent Registered Public Accounting Firm

76	Trustees and Officers of Laudus Trust

79	Definitions, Terms and Other Information
Nothing in this report represents a recommendation of a security by the investmentadviser. Portfolio Manager views and portfolio holdings may have changed since the report date.
Notice About Duplicate Mailings
In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.
Each of the Funds is a series of the Laudus Trust (the “Trust”), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. (“CSIM”). AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) acts as Sub-adviser to the Funds. The Funds are distributed by ALPS Distributors, Inc. Charles Schwab & Co. and ALPS Distributors, Inc. are unaffiliated entities.

President’s Message

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds during the period of this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.
Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,
I am pleased to present the annual report for the Laudus Rosenberg Funds for the year ended March 31, 2008. At this time, I would also like to introduce Jeffrey Mortimer, who will be assuming the position of President and CEO of the Laudus Rosenberg Funds. As the current Chief Investment Officer (CIO) of both Laudus Funds and Schwab Equity Funds, Jeffrey is an exceptionally capable portfolio manager and strategist, bringing over 20 years of industry knowledge and experience to the role.
The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg, one of the world’s premier equity specialists and institutional money managers. Through the Laudus Rosenberg Funds offering, this distinctive approach to investment management is easily accessible to independent advisors and individual investors.
Since our initial offering, we have continued to evaluate investment opportunities and adjust our products to better support our clients by leveraging the Laudus Rosenberg investment process. Our most recently launched fund, the Laudus Rosenberg International Discovery Fund, has reached $261 million in assets, representing an increase of over 250% in the past year. The fund utilizes the same investment discipline used in all of the Laudus Rosenberg Funds and provides international small/mid-cap exposure in developing and emerging markets.
In closing, I would like to thank you for investing with us.
Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 1-800-447-3332. Please read the prospectus carefully before investing.
Laudus U.S. Equity Funds   1

Management’s Discussion for the year ended March 31, 2008
Global Market Overview
The past four quarters were a period of increasing volatility in capital markets around the globe. The period began with fairly strong positive returns, with many equity indexes gaining over 6% in the second quarter of 2007. In the third quarter, however, small-cap stocks around the world began to pull back, posting generally negative returns, particularly more value-oriented stocks. Large-cap indexes, especially those with a growth-style orientation, continued upward. During the final two quarters of the period, the damage spread across all equity areas — many indexes lost well over 10%, as investors became increasingly concerned about slowing global economic growth and problems in the credit markets. As a result, global equity markets ultimately generated mostly negative returns for the full period, with U.S. small-cap stocks the worst performing area. The most notable exception was emerging markets stocks, which finished the period up over 20%.
Three specific months stand out as significant contributors to the relatively weak returns over the period: July and November of 2007, and January of 2008. In July, investors around the globe sold equity positions in reaction to problems in the credit markets. Continued deterioration in the U.S. housing market and weakness in the sub-prime lending business led to significant financing problems among major investment banks. Over the past several years, many of the loans made to U.S. homeowners were packaged into securitized, bond-like products and placed in fixed income portfolios around the globe. As some borrowers across the U.S. housing markets began to default on their loans, the quality of the securities created by packaging them began to deteriorate. For example, Bear Stearns, a venerated U.S. investment bank, ran into trouble with two of their hedge funds during the summer of 2007, as the values of the underlying assets became increasingly difficult to determine. As these funds were highly leveraged, declines in asset values led to significant losses for the funds. These funds — and others like them — needed to sell their more liquid and highly valued assets to raise cash, causing some unusually strong global volatility in the middle of August 2007. While in its initial stages these effects were felt most strongly in the U.S. fixed income markets, equity investors were concerned about the financial status of the U.S. consumer, and thus the continued growth of the U.S. economy.
After the U.S. Federal Reserve’s (the “Fed”) Open Market Committee acted to provide additional liquidity to the credit markets in mid-August, and followed that up with a cut in interest rates in mid-September, the markets responded positively. The Fed probably had the Financial sector in mind when it took considerable action during August and September. This group of companies comprises about 20% of most major U.S. indexes, so their valuations and future earnings are very important to stock market investors. In August, the Fed lowered the discount rate, which makes it easier for banks to borrow directly from the Fed. They even persuaded some major banks to step up to the discount window, in a public display of pumping liquidity into the financial system. Then, in September, they lowered the Fed funds rate, the rate banks charge each other, which has much broader application. That caused an immediate decline in the prime rate, lowering borrowing costs throughout the economy. The equity markets generally cheered these moves, but the concerns over the housing market continued the pressure on Financial stocks, keeping the pressure on the markets overall.
By November 2007, it became increasingly clear that the U.S. economy was slowing down. Banks, mortgage firms and homebuilders began to write down assets on their balance sheets in response to the declines in asset values in securities tied to the U.S. mortgage markets. These firms also reported lower earnings and reduced their expectations of future earnings in their reports and updates to investors. Economists around the world spoke of a recession — or at best flat economic growth — in the U.S. and possibly around the world. By January 2008, investors saw evidence of the slowdown in higher unemployment figures and lower manufacturing production. The final figure for U.S. GDP growth in the fourth quarter of 2007 was an annual rate of 0.6% — growth, but just barely. Investors continued to sell stocks across the globe, and equities in general continued their decline.
Also in January, the Fed and some of their global counterparts took some unusual steps designed to restore liquidity to the credit markets. These central banks created pools of credit facilities and lowered the interest rates they charged to borrowers. The Fed again lowered their main interest rate, the Fed funds rate, numerous times in the early part of 2008, thus reducing borrowing costs across the entire economy. While other central banks around the world were not quite as accommodat-
2  Laudus U.S. Equity Funds

Management’s Discussion continued
ing, they too injected liquidity into their markets. And in one of the most unusual moves in recent financial history, the Fed also engineered a purchase of Bear Stearns by JP Morgan. The Fed believed that Bear Stearns’ potential bankruptcy — an event no one thought likely just days before — would very negatively affect both the equity and credit markets, partially due to the firm’s size and presence as a prime broker. But all of these moves, while helpful in calming the markets, also lowered the value of the U.S. dollar versus other currencies, leading to higher commodity and energy prices and increasing fears of inflation.
Investors’ concerns were heightened by reports of inflation. The U.S. Consumer Price Index climbed during the period, with a reported gain of 4.1% during the calendar year 2007. The decline in the value of the U.S. dollar versus other major currencies was a factor in the U.S. inflation rate, as that decline increased the price of imports, especially energy-related products such as crude oil and gasoline. Further evidence of inflation fears showed in the fixed income markets, as the return on U.S. Treasury Inflation Protected Series (“TIPS”) bonds was strongly positive over the period, returning over 14%. Major commodity indexes also were up strongly, many over 30% during the period. Inflation is generally viewed by investors as negative for equities, due to the difficulty of passing along higher costs to consumers and thus increasing the likelihood of lower earnings.
The U.S. dollar’s decline and the gains in some commodity markets did generate some positive news for U.S. investors with assets in non-U.S. stocks, however. The MSCI EAFE Index, while negative for the period at -2.27%, lost less than its U.S. counterpart, the Russell 1000 Index, which was down 5.40%. The dollar’s decline explains much of the difference, but also important was that financial firms in the U.S. index were down significantly more than their foreign counterparts, as a result of their greater direct exposure to problems stemming from the U.S. housing markets. Also important was the higher return to foreign firms in the Materials Sector. Generally, commodity-oriented firms were of greater importance in non-U.S. economies, and their increased weight in the non-U.S. indexes, plus their overall higher returns, helped push these stocks to higher returns versus U.S. equities. This trend was especially true for the emerging markets area, where the Materials and Energy Sectors combined to contribute nearly 11% of the total 21.6% return to the MSCI Emerging Markets Index over the period.
U.S. Equity Funds Performance
Total returns are for the year ended 3/31/08. For performance details, see pages 9 through 15.

Laudus Rosenberg U.S. Large Capitalization Fund(1,2)

AXLIX	AXLVX	Russell
Institutional shares	Investor shares	1000 Index
-6.30%	-6.61%	-5.40%

Laudus Rosenberg U.S. Large Capitalization Growth Fund(1)

REDIX	REFIX	Russell 1000
Institutional shares	Investor shares	Growth Index
-0.78%	-1.25%	-0.75%

Laudus Rosenberg U.S. Large Capitalization Value Fund(1,2)

LLCVX	LCVJX	Russell 1000
Institutional shares	Investor shares	Value Index
-5.29%	-5.50%	-9.99%

Laudus Rosenberg U.S. Discovery Fund(1,3) (Closed to new investors)

RDISX	RDIVX	Russell 2500
Institutional shares	Investor shares	Index
-10.98%	-11.36%	-11.27%

Laudus Rosenberg U.S. Small Capitalization Fund(1,3)
(Closed to new investors)

USCIX	LIFUX	BRSCX	Russell 2000
Institutional shares	Adviser	Investor shares	Index
-13.34%	shares	-13.57%	-13.00%
	-13.50%

Laudus Rosenberg Long/Short Equity Fund(1,2,4)

BMNIX	BRMIX	90-Day T-Bills
Institutional shares	Investor shares
-0.51%	-0.82%	3.57%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund’s advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.
Laudus U.S. Equity Funds   3

Management’s Discussion continued
Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.
The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, the extent of such loss is theoretically unlimited.
Since risk in long/short funds relates specifically to the Manager’s stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.
Investors cannot invest directly in any index.

(1)	Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high- grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2)	Value-based investments are subject to the risk that the broad market may not recognize their value.

(3)	Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

(4)	Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.
Laudus Rosenberg U.S. Large Capitalization Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and underperformed its benchmark, the Russell 1000® Index: The Fund’s Investor Shares lost 6.61% versus the benchmark’s loss of 5.40%. The Fund’s underperformance can be attributed primarily to stock selection. The Fund’s allocations across sectors and valuations contributed positively, but not enough to overcome the negative impacts from stock selection.
Among sectors, the strongest contributor to performance was from the Fund’s stock selection in the Information Technology sector. The Fund’s overweight of Energy stocks as compared to the benchmark also contributed nicely as the sector performed strongly for the fiscal year. Despite the extremely weak performance of the Financials sector for the period — by far the benchmark’s worst-performing sector for the period — the Fund posted a positive contribution due to a combination of its underweighting to the benchmark and stock selection with the sector; the Fund was able to avoid the most damaging fallout resulting from the expanding credit crisis over the period. However, dragging on Fund performance was stock selection in the Consumer Discretionary, Utilities, Consumer Staples and Health Care sectors, in combination with an underweight in Consumer Staples and Health Care, both of which held up relatively well for the period.
Across market capitalization, no clear pattern emerged. The strongest contribution came from stock selection among the smallest companies, along with an underweight of those stocks — among the weakest performers for the reporting period. An underweight of mid-caps, also weak performers, contributed somewhat. Those underweights logically led to an overweight of stocks in the mid- to large-cap range, however, which hurt the Fund, as did stock selection among mega-cap stocks (those with market caps above $150 billion).
From a valuation standpoint, the Fund’s value orientation dragged on performance for the reporting period as growth-oriented stocks generally outperformed value by a substantial margin. From a Price/ Earnings (“P/E”) perspective, the largest drag came from weak selection among stocks with mid-range P/Es, followed by a combination of stock selection and a substantial overweight of the most deeply undervalued stocks. Those negatives were somewhat mitigated by a substantial underweight of stocks with negative P/Es (those with no earnings), which as a group performed poorly for the period. A combination of stock selection and an underweight of high-P/E stocks also added value, consistent with the Fund’s value orientation as compared to the benchmark.
From a Price/ Book (“P/B”) perspective, stock selection among the most richly valued stocks — those with the highest P/B ratios — provided the greatest contribution, followed by selection among stocks at the low end of the P/B range. However, those contributions were overshadowed by the Fund’s overweight of low- to mid-range
4  Laudus U.S. Equity Funds

Management’s Discussion continued
P/B stocks, which were the worst performers for the period and dragged on performance, compounded by weak selection among those stocks.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg U.S. Large Capitalization Growth Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and modestly underperformed its benchmark, the Russell 1000® Growth Index: The Fund’s Investor Shares lost 1.25% versus the benchmark’s loss of 0.75%. While allocations across sectors and some valuation measures added value, they were overshadowed by the negative impact of stock selection across those categories.
Among sectors, the strongest contribution came from a substantial overweight in Energy stocks as compared to the benchmark; Energy was the benchmark’s strongest-performing sector for the fiscal year. Stock-picking, however, detracted somewhat from that contribution. An overweight in the Materials sector also contributed notably, boosted by positive stock picking as well; although moderating recently, commodities posted a strong return for the period, and the Fund’s long-standing overweight to Basic Minerals and Metals added notable value. A combination of a slight underweight to Consumer Discretionary stocks in concert with positive stock selection also contributed. On the other hand, the Fund’s performance was negatively impacted by a combined underweighting to the Health Care sector plus stock selection among those stocks, weak stock selection among Financials, and an underweight to Consumer Staples — which performed relatively well; as consumer confidence fell with increasingly dire economic reports, investors flocked to more defensive stocks such as Consumer Staples.
Across market capitalizations, the Fund’s allocation contributed only modestly, and despite the positive effect of stock picking across several market-cap ranges, stock selection overall dragged on Fund performance. Stock selection contributed most notably among the small- to mid-caps but detracted among the large-cap and mega-cap ranges. Market-cap allocation had the greatest contribution across mega-cap companies, where the Fund was slightly underweight as compared to the benchmark, and across mid-cap companies where the Fund was also underweighted. The greatest drag came from the Fund’s slight underweight in very large-cap stocks — the benchmark’s strongest performers for the period.
From a valuation standpoint, allocation across P/Es contributed somewhat but was overshadowed by the negative impact of stock selection. Across several P/E ranges, stock selection did contribute positively, primarily among mid-range P/Es and the highest P/Es (those with more growth-like characteristics). But detracting from performance was the Fund’s stock selection among the highest P/E ranges. In terms of allocation, a substantial underweight to stocks with negative P/Es (those with no earnings) worked in the Fund’s favor, as those stocks were snubbed by the market in favor of reliable earnings. An overweight of low-P/E stocks also contributed — the strongest performers in the benchmark for the period, albeit by only a small margin. As far as P/B measures, however, the contributors were a bit different: The Fund was helped by stock selection among stocks in the mid-range of P/B value, but dragged by its allocations, particularly from an overweight of low-P/B stocks and an overweight of stocks with extremely high P/B valuation. Such results are reflective of the market’s preference of growth characteristics over value for the period; and the Fund’s slight underperformance is not surprising given its overall value orientation.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg U.S. Large Capitalization Value Fund For its fiscal year ended 3/31/08, the Fund posted a negative return but outperformed its benchmark, the Russell 1000® Value Index: The Fund’s Investor Shares lost 5.50% versus the benchmark’s loss of 9.99%. The Fund’s outperformance can be attributed to both stock selection and its allocation across multiple measures.
Across sectors, the Fund’s greatest contribution came from a combination of solid stock selection and a notable underweight to the Financial sector — the benchmark’s weakest-performing sector for the fiscal year — as the Fund was able to avoid much of the fallout resulting from the subprime lending issues and the subsequent
Laudus U.S. Equity Funds   5

Management’s Discussion continued
credit crisis. A combination of an overweight of the Materials sector along with strong stock selection among those stocks also contributed notably. In the Energy sector — by far the benchmark’s strongest-performing sector for the period — the Fund’s substantial overweight contributed nicely. Strong stock-picking coupled with an overweight in Industrials — another strong performer — also added value.
From a market-capitalization standpoint, stock selection added value almost across the board, with the exception among mega-cap stocks — those with market caps above $150 billion. Selection among large-cap stocks provided the greatest contribution, although among small-caps was also notable. As far as allocation, the Fund’s overweight of the smallest of the benchmark’s large-cap spectrum and its underweight of the largest together provided the most notable contribution.
Across valuation measures, the Fund’s outperformance was again dominated by stock selection, with only a modest contribution from its allocations. From a P/E perspective, strong stock selection was particularly notable among the lower-end of the P/E range, although it was also in evidence among the highest P/E stocks (those with P/Es above 35). The most notable contribution from allocation across P/Es was the Fund’s substantial underweighting among stocks with negative P/Es — those with no earnings — which the market shunned in favor of stocks with reliable earnings. From a P/B perspective, the Fund’s stock selection among the most undervalued stocks was particular notable. Stock selection, combined with a modest overweighting of stocks with the highest P/B valuations also contributed nicely.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg U.S. Discovery Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and slightly underperformed its benchmark, the Russell 2500tm Index: The Fund’s Investor Shares lost 11.36% for the period versus the benchmark’s loss of 11.27%. The Fund’s underperformance was generally attributable to stock selection, with allocations contributing modestly.
Among sectors, the Fund’s most notable contribution came from extremely strong stock picking in the Materials sector, which performed well for the reporting period, albeit moderating in recent months from earlier highs. While allocation played some role — the Fund was overweight the benchmark — it was the Fund’s holdings in the Materials sector that had the most impact. The Fund’s overweight of the Energy sector — by far the benchmark’s strongest-performing sector of the reporting period — also added substantial value, although it was dampened a bit by weak stock selection within the sector. And stock selection among Financials also contributed to performance, as the Fund managed to avoid the most heavily hit holdings in the rapidly expanding credit-crisis fallout; an underweight to the sector also helped. Detracting from performance, however, was stock selection in the Information Technology sector, compounded somewhat by an overweight to the weakly performing sector, and weak stock selection in the Consumer Staples and Utilities sectors.
Across market capitalizations, while the Fund added value from strong stock selection within some ranges, others worked against it, resulting in only a modestly positive effect from stock picking. Allocation detracted somewhat. The Fund’s stock selection among the mid-range of market caps added the most value, whereas it detracted at the upper and lower ends of the range. The Fund’s substantial overweight of the smallest companies and its underweight of the largest also detracted from performance.
Across valuations, no clear pattern emerged. From a P/E perspective, strong stock picking among the most undervalued stocks added value, but it was overshadowed by a combination of weak performance of the Fund’s most richly valued stocks, along with a substantial underweighting of those stocks. A significant underweight among stocks with negative P/Es (those with no earnings) added value as the market shunned such stocks in favor of reliable earnings and anticipated earnings growth.
From a P/B perspective, the Fund suffered from its allocations across nearly all P/B levels, most notably its underweighting among stocks with the highest valuations, as the market favored those stocks and their growth orientation. Weak performance among the Fund’s stocks in that arena magnified the drag on performance. Stock selection contributed, however, among the middle ranges of P/Bs. Overall, the Fund’s value orientation as com-
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Management’s Discussion continued
pared to the benchmark did not bode well for it over the reporting period, as growth continued to outperform.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg U.S. Small Capitalization Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and slightly underperformed its benchmark, the Russell 2000® Index: The Fund’s Investor Shares lost 13.57% versus the benchmark’s loss of 13.00%. The Fund’s underperformance was generally attributable to stock selection, although some allocations also detracted.
Among sectors, the Fund’s greatest contribution came from the benchmark’s worst-performing industry for the reporting period, Consumer Discretionary, in which weakness was a reflection of the soft economy and a growing lack of consumer confidence during the period. A combination of the Fund’s underweighting of the sector and stock selection within the sector contributed notably to the Fund’s performance. Also contributing were overweights to Materials and Energy — the benchmark’s strongest performers for the period — coupled with solid stock selection in both sectors. And stock selection among Health Care companies also added value, albeit dampened somewhat by the negative impact of an underweighting to the sector. Detracting from performance, however, was the impact of weak stock selection among Industrials, Information Technology, Financials and, to a lesser extent, Utilities.
Across market capitalizations, the Fund’s allocations dragged on performance, with stock selection adding some value but unable to overcome the negatives. Evident of its value orientation, the Fund’s substantial underweight to the smallest companies worked against it for the fiscal year, compounded by weak selection among those companies. This was offset somewhat, however, by strong overall performance of the Fund’s small/mid-cap holdings, which outperformed those in the benchmark.
From a valuation standpoint, the effect of allocations and stock picking across P/E and P/B ratios yielded mixed effects. From a P/E perspective, the Fund’s allocations contributed, but were overshadowed by the drag from stock selection across multiple P/E ranges. For example, the Fund’s substantial underweighting of stocks with negative P/Es contributed notably to performance, but the stocks that the Fund held in that range underperformed those of the benchmark. The Fund’s substantial overweight of the lowest-P/E stocks contributed. However, although stock selection among stocks in the mid-range of P/E ratios provided a modest positive contribution, it was overshadowed by weak stock selection among the most overvalued stocks — those with stronger growth characteristics that the market rewarded for the period.
Across the valuation measure of P/B, stock selection overall provided the greatest contribution, but it was reduced by the drag from weak allocation. As with P/E measures, stock selection among the most richly valued stocks dragged notably on Fund performance — compounded by the Fund’s substantial underweighting of those stocks (the Fund held less than half of the benchmark’s weighting). And the Fund’s overweighting of low P/B stocks also dragged on performance, along with weak stock selection among the very low P/B range. The bright spot among P/B measures was stock selection among stocks in the mid-range of valuations.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg Long/Short Equity Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and underperformed its benchmark, 90-day T-bills: The Fund’s Investor Shares lost 0.82% versus the benchmark’s gain of 3.57%. Although the Fund’s short positions contributed nicely, they were overshadowed by the negative impact of weak performance of many of the Fund’s long positions.
From a sector standpoint, the largest drag came from the Fund’s net long exposure to Information Technology; the Fund’s long positions underperformed, and while its short positions added value, the net effect was negative. The Fund’s net long exposure to Energy also detracted: While the Fund’s net long positions added value, they were more than overshadowed by strong performance among the Fund’s short positions, which dragged on the Fund. A net long exposure to Telecommunication Services also hurt the Fund for the period, as its long
Laudus U.S. Equity Funds   7

Management’s Discussion continued
positions were weak performers and its shorts were strong. And a net short exposure to Financials hurt: Although the Fund’s short positions added value due to the general decline of Financial stocks over the period, the Fund’s long positions underperformed, resulting in a net drag for the period. The Materials sector, where the Fund was net long, was the notable bright spot on a sector basis: The Fund’s long positions performed well, and its shorts fell — both adding value nicely for the period.
From a market-capitalization perspective, the Fund was generally net long among the smallest and largest stocks, and net short in between. That net long exposure to the smallest stocks — which performed weakly for the period, reflective of the general strength of larger-caps over the period — was the greatest detraction from Fund performance on a market-cap basis. Weak performance among the Fund’s net short positions among the smallest stocks added value — but not quite enough to overcome the negative impact of the longs.
From a valuation standpoint, in a market environment that favored growth over value, the Fund’s value orientation hurt. From a P/E perspective, value was added primarily among the lower-P/E ranges, where the Fund held a net long exposure (although the contribution came primarily from weak performance among the Fund’s short positions). At the mid-range of P/Es, the Fund’s weak performance of its longs as well as positive performance of its shorts netted a drag, as did weak performance among the Fund’s long positions with the highest valuations (P/Es above 35).
From a P/B perspective, a similar pattern emerged. Generally speaking, among the low-P/B stocks, the Fund’s short positions added value, while its longs lost value due to weak performance, resulting in a net loss. Only the Fund’s shorts among stocks with the highest P/B values detracted from Fund performance, as the market favored growth characteristics over value for the period.
8  Laudus U.S. Equity Funds

Performance and Fund Facts
Laudus Rosenberg U.S. Large Capitalization Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

			Since Inception	Since Inception
Class and Inception Date	1 year	5 year	Institutional	Investor
Institutional (6/19/02)	-6.30%	11.66%	6.57%	n/a
Investor (7/31/02)	-6.61%	11.28%	n/a	8.60%
Russell 1000® Index*	-5.40%	11.86%	6.71%	9.23%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Investors cannot invest directly in any index.

*	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	6/19/02	7/31/02
Total Net Assets ($ x 1,000)	$83,783	$9,017
Ticker Symbol	AXLIX	AXLVX
Cusip	51855Q101	51855Q853
NAV	$10.38	$10.38
Net Expense Ratio[3]	0.84%	1.14%
Gross Expense Ratio[4]	1.00%	1.37%

Fund Characteristics[2]

Number of Securities	186
Avg. Market Capitalization ($Wtd. x 1,000,000)	77,522
Portfolio Turnover (One year trailing)	166%
Price to Earnings (P/E)	14.06
Price to Book (P/B)	2.17
Price to Cash Flow	9.41
Beta	1.04
Return on Equity	17.39%
Five-Year Earnings Growth	22.80%

Top Equity Holdings[2] % of Net Assets

Exxon Mobil Corp.	4.5%
Chevron Corp.	3.2%
International Business Machines Corp.	3.2%
Verizon Communications, Inc.	2.9%
Pfizer, Inc.	2.9%
ConocoPhillips	2.8%
Occidental Petroleum Corp.	2.4%
Apple, Inc.	2.2%
The Coca-Cola Co.	2.0%
Time Warner, Inc.	2.0%
Total	28.1%

Portfolio Composition[2] % of Investments

Sector Weightings

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.

[4]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
Laudus U.S. Equity Funds   9

Performance and Fund Facts
Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

			Since Inception	Since Inception
Class and Inception Date	1 year	5 year	Institutional	Investor
Institutional (6/7/00)	-0.78%	10.58%	0.06%	n/a
Investor (8/15/03)	-1.25%	n/a	n/a	7.65%
Russell 1000® Growth Index*	-0.75%	9.96%	-3.93%	7.08%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Investors cannot invest directly in any index.

*	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	6/7/00	8/15/03
Total Net Assets ($ x 1,000)	$52,681	$2,804
Ticker Symbol	REDIX	REFIX
Cusip	51855Q200	51855Q846
NAV	$9.14	$9.18
Net Expense Ratio[3]	0.84%	1.14%
Gross Expense Ratio[4]	1.05%	1.43%

Fund Characteristics[2]

Number of Securities	302
Avg. Market Capitalization ($Wtd. x 1,000,000)	65,532
Portfolio Turnover (One year trailing)	85%
Price to Earnings (P/E)	16.98
Price to Book (P/B)	3.53
Price to Cash Flow	13.69
Beta	1.10
Return on Equity	24.94%
Five-Year Earnings Growth	26.61%

Top Equity Holdings[2] % of Net Assets

Microsoft Corp.	2.9%
Apple, Inc.	2.7%
Schlumberger Ltd.	2.3%
International Business Machines Corp.	2.1%
Hewlett-Packard Co.	1.9%
Cisco Systems, Inc.	1.6%
The Coca-Cola Co.	1.6%
Exxon Mobil Corp.	1.5%
Intel Corp.	1.4%
Transocean, Inc.	1.4%
Total	19.4%

Portfolio Composition[2] % of Investments

Sector Weightings

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.

[4]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
10  Laudus U.S. Equity Funds

Performance and Fund Facts
Laudus Rosenberg U.S. Large Capitalization Value Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

		Since Inception	Since Inception
Class and Inception Date	1 year	Institutional	Investor
Institutional (5/02/05)	-5.29%	9.05%	n/a
Investor (5/02/05)	-5.50%	n/a	8.74%
Russell 1000® Value Index*	-9.99%	6.68%	6.68%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Value-based investments are subject to the risk that the broad market may not recognize their value.
Investors cannot invest directly in any index.

*	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	5/2/05	5/2/05

Total Net Assets ($ x 1,000)	$5,765	$454
Ticker Symbol	LLCVX	LCVJX
Cusip	51855Q713	51855Q721
NAV	$10.47	$10.45
Net Expense Ratio[3]	0.84%	1.14%
Gross Expense Ratio[4]	2.37%	2.75%

Fund Characteristics[2]

Number of Securities	151
Avg. Market Capitalization ($Wtd. x 1,000,000)	100,320
Portfolio Turnover (One year trailing)	61%
Price to Earnings (P/E)	11.99
Price to Book (P/B)	1.77
Price to Cash Flow	7.59
Beta	0.99
Return on Equity	16.44%
Five-Year Earnings Growth	18.25%

Top Equity Holdings[2] % of Net Assets

Chevron Corp.	4.5%
Exxon Mobil Corp.	4.3%
General Electric Co.	3.9%
ConocoPhillips	3.7%
AT&T, Inc.	3.6%
Pfizer, Inc.	3.6%
JPMorgan Chase & Co.	3.3%
Verizon Communications, Inc.	3.0%
Bank of America Corp.	2.9%
Apache Corp.	2.3%
Total	35.1%
Portfolio Composition2 % of Investments

Sector Weightings

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.

[4]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
Laudus U.S. Equity Funds   11

Performance and Fund Facts
Laudus Rosenberg U.S. Discovery Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

			Since Inception	Since Inception
Class and Inception Date	1 year	5 year	Institutional	Investor
Institutional (9/4/01)	-10.98%	14.65%	10.25%	n/a
Investor (10/3/01)	-11.36%	14.24%	n/a	11.10%
Russell 2500tm Index*	-11.27%	15.67%	8.50%	10.53%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Small and mid-capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.
Investors cannot invest directly in any index.

*	The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	9/4/01	10/3/01
Total Net Assets ($ x 1,000)	$566,055	$169,670
Ticker Symbol	RDISX	RDIVX
Cusip	51855Q309	51855Q838
NAV	$16.23	$15.97
Fund Expense Ratio[3]	0.97%	1.35%

Fund Characteristics[2]

Number of Securities	765
Avg. Market Capitalization ($Wtd. x 1,000,000)	$2,449
Portfolio Turnover (One year trailing)	74%
Price to Earnings (P/ E)	14.34
Price to Book (P/ B)	1.66
Price to Cash Flow	9.16
Beta	1.26
Return on Equity	12.84%
Five-Year Earnings Growth	24.31%

Top Equity Holdings[2] % of Net Assets

CF Industries Holdings, Inc.	2.0%
FMC Corp.	1.9%
Avnet, Inc.	1.9%
SPX Corp.	1.8%
Tidewater, Inc.	1.4%
Helmerich & Payne, Inc.	1.3%
MDU Resources Group, Inc.	1.3%
Rowan Cos., Inc.	1.2%
Terra Industries, Inc.	1.2%
PartnerRe Ltd.	1.1%
Total	15.1%
Portfolio Composition2 % of Investments

Sector Weightings

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects the total annual fund operating expenses. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
12  Laudus U.S. Equity Funds

Performance and Fund Facts
Laudus Rosenberg U.S. Small Capitalization Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$100,000 Investment in Adviser Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

Class and Inception Date	1 year	5 year	10 year
Institutional (2/22/89)	-13.34%	12.41%	6.63%
Adviser (1/21/97)	-13.50%	12.16%	6.39%
Investor (10/22/96)	-13.57%	12.05%	6.30%
Russell 2000® Index*	-13.00%	14.90%	4.96%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.
Investors cannot invest directly in any index.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Adviser	Investor
Fund Overview[2]	Shares	Shares	Shares

Initial Investment	$50,000	$100,000	$100
Inception Date	2/22/89	1/21/97	10/22/96
Total Net Assets ($ x 1,000)	$393,939	$34,799	$183,980
Ticker Symbol	USCIX	LIFUX	BRSCX
Cusip	51855Q408	51855Q739	51855Q820
NAV	$9.03	$8.82	$8.70
Fund Expense Ratio[3]	0.95%	1.20%	1.30%

Fund Characteristics[2]

Number of Securities	561

Avg. Market Capitalization ($Wtd. x 1,000,000)	1,082
Portfolio Turnover (One year trailing)	68%
Price to Earnings (P/E)	16.10
Price to Book (P/B)	1.53
Price to Cash Flow	9.90
Beta	1.32
Return on Equity	10.28%
Five-Year Earnings Growth	22.42%

Top Equity Holdings[2] % of Net Assets

Woodward Governor Co.	1.9%
Mariner Energy, Inc.	1.7%
Perot Systems Corp., Class A	1.7%
Atwood Oceanics, Inc.	1.7%
Sybase, Inc.	1.6%
Terra Industries, Inc.	1.5%
MPS Group, Inc.	1.4%
Regal-Beloit Corp.	1.4%
Schnitzer Steel Industries, Inc., Class A	1.3%
Longs Drug Stores Corp.	1.2%
Total	15.4%
Portfolio Composition2 % of Investments

Sector Weightings

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects the total annual fund operating expenses. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
Laudus U.S. Equity Funds   13

Performance and Fund Facts
Laudus Rosenberg Long/Short Equity Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

Class and Inception Date	1 year	5 year	10 year
Institutional (12/16/97)	-0.51%	1.06%	2.60%
Investor (12/18/97)	-0.82%	0.76%	2.27%
90 day T-bills	3.57%	3.03%	3.47%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.
The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund’s performance. AXA Rosenberg attempts to achieve returns for the Fund’s shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.
Small- and mid-capitalization funds typically carry additional risk since small-and mid-capitalization companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their value.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	12/16/97	12/18/97
Total Net Assets ($ x 1,000)	$182,817	$14,714
Ticker Symbol	BMNIX	BRMIX
Cusip	51855Q861	51855Q762
NAV	$10.37	$10.30
Gross Expense Ratio[3]	1.66%	1.99%
Gross Expense Ratio[4] (paid by shareholders)	2.99%	3.32%

Fund Characteristics[2]	Long	Short

Number of Securities	584	386
Avg. Market Capitalization ($Wtd. x 1,000,000)	3,017	3,059
Portfolio Turnover (One year trailing)	129%	124%
Price to Earnings (P/E)	13.87	-97.68
Price to Book (P/B)	1.57	1.90
Price to Cash Flow	9.50	11.74
Beta	1.37	1.40
Return on Equity	12.52%	-1.85%
Five-Year Earnings Growth	23.99%	5.13%

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.

[4]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Also, includes dividend expense on securities sold short. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
14  Laudus U.S. Equity Funds

Performance and Fund Facts continued
Laudus Rosenberg Long/Short Equity Fund as of 3/31/08

Top Equity Holdings[1] % of Net Assets	Long

ENSCO International, Inc.	1.4%
Avnet, Inc.	1.3%
Axis Capital Holdings, Inc.	1.1%
AGCO Corp.	1.1%
FMC Corp.	1.1%
Perrigo Co.	1.0%
Sybase, Inc.	1.0%
MDU Resources Group, Inc.	1.0%
Electronic Data Systems Corp.	1.0%
Gannett Co., Inc.	1.0%
Total	11.0%

Top Equity Holdings[1] % of Net Assets	Short

Ventas, Inc.	1.2%
Boston Properties, Inc.	1.2%
Regency Centers Corp.	1.2%
Developers Diversified Realty Corp.	1.2%
Microchip Technology, Inc.	1.1%
The Macerich Co.	1.1%
CB Richard Ellis Group, Inc., Class A	1.1%
Plum Creek Timber Co., Inc.	1.1%
Camden Property Trust	1.0%
The Hershey Co.	1.0%
Total	11.2%
Portfolio Composition1 % of Investments

Sector Weightings—Long Holdings
Portfolio Composition1 % of Short Positions

Sector Weightings—Short Positions

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.
Laudus U.S. Equity Funds   15

Disclosure of Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2007 and held through March 31, 2008, unless otherwise noted.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s share classes’ actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses
	Expense Ratio[1]	Account Value	(Net of Expenses)	Paid During Period[2]
	(Annualized)	at 10/1/07	at 3/31/08	10/1/07 - 3/31/08

Laudus Rosenberg U.S. Large Capitalization Fund
Institutional Shares	0.98%
Actual Return		$1,000	$860.20	$4.56
Hypothetical 5% Return		$1,000	$1,020.10	$4.95
Investor Shares	1.30%
Actual Return		$1,000	$857.90	$6.04
Hypothetical 5% Return		$1,000	$1,018.50	$6.56

Laudus Rosenberg U.S. Large Capitalization Growth Fund
Institutional Shares	1.00%
Actual Return		$1,000	$866.00	$4.72
Hypothetical 5% Return		$1,000	$1,020.00	$5.05
Investor Shares	1.30%
Actual Return		$1,000	$884.10	$6.12
Hypothetical 5% Return		$1,000	$1,018.50	$6.56

Laudus Rosenberg U.S. Large Capitalization Value Fund
Institutional Shares	0.99%
Actual Return		$1,000	$892.40	$4.68
Hypothetical 5% Return		$1,000	$1,020.05	$5.00
Investor Shares	1.29%
Actual Return		$1,000	$891.60	$6.10
Hypothetical 5% Return		$1,000	$1,018.55	$6.51

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund or share class are equal to that fund’s or share class’ annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.
16  Laudus U.S. Equity Funds

			Ending
		Beginning	Account Value	Expenses
	Expense Ratio[1]	Account Value	(Net of Expenses)	Paid During Period[2]
	(Annualized)	at 10/1/07	at 3/31/08	10/1/07 - 3/31/08

Laudus Rosenberg U.S. Discovery Fund
Institutional Shares	0.95%
Actual Return		$1,000	$876.45	$4.46
Hypothetical 5% Return		$1,000	$1,020.25	$4.80
Investor Shares	1.31%
Actual Return		$1,000	$875.20	$6.14
Hypothetical 5% Return		$1,000	$1,018.45	$6.61

Laudus Rosenberg U.S. Small Capitalization Fund
Institutional Shares	0.96%
Actual Return		$1,000	$864.50	$4.47
Hypothetical 5% Return		$1,000	$1,020.20	$4.85
Adviser Shares	1.19%
Actual Return		$1,000	$864.30	$5.55
Hypothetical 5% Return		$1,000	$1,019.05	$6.01
Investor Shares	1.29%
Actual Return		$1,000	$862.80	$6.01
Hypothetical 5% Return		$1,000	$1,018.55	$6.51

Laudus Rosenberg Long/ Short Equity Fund
Institutional Shares	3.45%
Actual Return		$1,000	$1,010.90	$17.34
Hypothetical 5% Return		$1,000	$1,007.75	$17.32
Investor Shares	3.69%
Actual Return		$1,000	$1,009.80	$18.54
Hypothetical 5% Return		$1,000	$1,006.55	$18.51

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund or share class are equal to that fund’s or share class’ annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.
Laudus U.S. Equity Funds   17

Laudus Rosenberg U.S. Large Capitalization Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	91,038,135	92,120,930
1.9%	Short-Term Investment	1,798,000	1,798,000

101.2%	Total Investments	92,836,135	93,918,930
(1.2)%	Other Assets and Liabilities		(1,118,639)

100.0%	Net Assets		92,800,291

	Number of	Value
Security	Shares	($)
Common Stock 99.3% of net assets
Automobiles & Components 0.2%

Johnson Controls, Inc.	4,020	135,876
TRW Automotive Holdings Corp. *	3,600	84,132

		220,008
Banks 2.8%

Fifth Third Bancorp	35,430	741,195
Hudson City Bancorp, Inc.	6,200	109,616
Regions Financial Corp.	44,612	881,087
U.S. Bancorp	11,755	380,392
Wells Fargo & Co.	15,420	448,722

		2,561,012
Capital Goods 12.8%

3M Co.	19,700	1,559,255
Aecom Technology Corp. *	2,700	70,227
AGCO Corp. *	6,069	363,412
Caterpillar, Inc.	2,840	222,344
Crane Co.	910	36,719
Cummins, Inc.	15,612	730,954
Deere & Co.	13,094	1,053,281
Dover Corp.	12,950	541,051
Emerson Electric Co.	1,730	89,026
First Solar, Inc. *	1,900	439,166
Fluor Corp.	1,000	141,160
General Electric Co.	34,100	1,262,041
Goodrich Corp.	100	5,751
Honeywell International, Inc.	1,070	60,369
Ingersoll-Rand Co., Ltd., Class A	14,527	647,614
Kennametal, Inc.	5,600	164,808
L-3 Communications Holdings, Inc.	5,383	588,577
Lockheed Martin Corp.	8,890	882,777
Precision Castparts Corp.	378	38,586
Rockwell Collins, Inc.	6,700	382,905
SPX Corp.	4,770	500,373
Teleflex, Inc.	2,800	133,588
Terex Corp. *	100	6,250
The Manitowoc Co., Inc.	9,000	367,200
The Shaw Group, Inc. *	5,800	273,412
The Timken Co.	6,799	202,066
United Technologies Corp.	9,395	646,564
W.W. Grainger, Inc.	5,700	435,423

		11,844,899
Commercial Services & Supplies 0.0%

Republic Services, Inc.	500	14,620
Steelcase, Inc., Class A	510	5,641

		20,261
Consumer Durables & Apparel 1.0%

Hasbro, Inc.	7,500	209,250
Mattel, Inc.	15,522	308,888
Whirlpool Corp.	5,216	452,644

		970,782
Consumer Services 1.6%

Darden Restaurants, Inc.	5,400	175,770
McDonald’s Corp.	3,995	222,801
Yum! Brands, Inc.	29,100	1,082,811

		1,481,382
Diversified Financials 2.2%

Bank of America Corp.	30,903	1,171,533
Bank of New York Mellon Corp.	8,204	342,353
JPMorgan Chase & Co.	8,330	357,773
State Street Corp.	2,380	188,020

		2,059,679
Energy 22.7%

Apache Corp.	2,800	338,296
Atwood Oceanics, Inc. *	1,700	155,924
Berry Petroleum Co., Class A	340	15,807
Bill Barrett Corp. *	2,000	94,500
Cameron International Corp. *	7,800	324,792
Chevron Corp.	34,884	2,977,698
Cimarex Energy Co.	5,400	295,596
ConocoPhillips	33,760	2,572,850
Devon Energy Corp.	8,268	862,600
Diamond Offshore Drilling, Inc.	5,200	605,280
El Paso Corp.	28,764	478,633
Encore Acquisition Co. *	790	31,821
ENSCO International, Inc.	12,300	770,226
EXCO Resources, Inc. *	2,077	38,424
Exxon Mobil Corp.	48,800	4,127,504
Forest Oil Corp. *	380	18,605
Foundation Coal Holdings, Inc.	3,017	151,846
Helix Energy Solutions Group, Inc. *	1,024	32,256
Helmerich & Payne, Inc.	7,096	332,589
Mariner Energy, Inc. *	5,300	143,153
Massey Energy Co.	1,310	47,815
Noble Corp.	17,516	870,020
Occidental Petroleum Corp.	29,915	2,188,880
Oil States International, Inc. *	1,980	88,724
Petrohawk Energy Corp. *	10,500	211,785
Pioneer Natural Resources Co.	8,055	395,662
Plains Exploration & Production Co. *	6,173	328,033
Pride International, Inc. *	13,499	471,790
Rowan Cos., Inc.	7,170	295,261
Schlumberger Ltd.	10,494	912,978
SEACOR Holdings, Inc. *	1,580	134,869
St. Mary Land & Exploration Co.	4,500	173,250
Superior Energy Services, Inc. *	2,652	105,072
Tidewater, Inc.	3,800	209,418
Transocean, Inc. *	356	48,131
Unit Corp. *	1,200	67,980
Whiting Petroleum Corp. *	2,700	174,555

		21,092,623
See financial notes.
18  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Fund

	Number of	Value
Security	Shares	($)
Food & Staples Retailing 0.3%

CVS Caremark Corp.	7,700	311,927
Sysco Corp.	480	13,930

		325,857
Food, Beverage & Tobacco 5.7%

Altria Group, Inc.	12,740	282,828
Corn Products International, Inc.	5,960	221,355
General Mills, Inc.	16,173	968,439
Molson Coors Brewing Co., Class B	6,355	334,082
Philip Morris International, Inc. *	12,740	644,389
Sara Lee Corp.	45,790	640,144
The Coca-Cola Co.	30,900	1,880,883
UST, Inc.	5,424	295,717

		5,267,837
Health Care Equipment & Services 1.0%

Express Scripts, Inc. *	1,100	70,752
Health Net, Inc. *	7,900	243,320
Humana, Inc. *	10,950	491,217
UnitedHealth Group, Inc.	2,748	94,421

		899,710
Household & Personal Products 2.2%

Avon Products, Inc.	1,740	68,800
Colgate-Palmolive Co.	15,350	1,195,918
Energizer Holdings, Inc. *	3,010	272,345
The Estee Lauder Cos., Inc., Class A	8,100	371,385
The Procter & Gamble Co.	1,920	134,534

		2,042,982
Insurance 5.7%

ACE Ltd.	18,400	1,013,104
Alleghany Corp. *	322	110,072
Aspen Insurance Holdings Ltd.	475	12,531
CNA Financial Corp.	4,490	115,797
Hanover Insurance Group, Inc.	51	2,098
Loews Corp.	32,140	1,292,671
Marsh & McLennan Cos., Inc.	978	23,814
Prudential Financial, Inc.	22,526	1,762,659
The Hartford Financial Services Group, Inc.	5,471	414,538
Unum Group	24,500	539,245

		5,286,529
Materials 4.2%

AK Steel Holding Corp.	1,450	78,909
Celanese Corp., Series A	9,000	351,450
Century Aluminum Co. *	240	15,898
CF Industries Holdings, Inc.	3,490	361,634
Eastman Chemical Co.	2,800	174,860
FMC Corp.	1,937	107,484
Freeport-McMoRan Copper & Gold, Inc.	9,318	896,578
Monsanto Co.	2,960	330,040
Nalco Holding Co.	2,170	45,896
Owens-Illinois, Inc. *	6,388	360,475
PPG Industries, Inc.	5,900	357,009
RPM International, Inc.	5,560	116,426
Southern Copper Corp.	3,650	378,979
Terra Industries, Inc. *	5,662	201,171
The Scotts Miracle-Gro Co., Class A	3,120	101,150

		3,877,959
Media 5.1%

CBS Corp., Class B	55,900	1,234,272
DISH Network Corp., Class A *	7,078	203,351
Gannett Co., Inc.	15,500	450,275
The DIRECTV Group, Inc. *	39,859	988,105
Time Warner, Inc.	132,912	1,863,426

		4,739,429
Pharmaceuticals & Biotechnology 7.5%

Applied Biosystems Group-Applera Corp.	5,310	174,487
Biogen Idec, Inc. *	3,759	231,893
Bristol-Myers Squibb Co.	10,480	223,224
Gilead Sciences, Inc. *	12,783	658,708
Illumina, Inc. *	2,220	168,498
Invitrogen Corp. *	2,040	174,359
Millennium Pharmaceuticals, Inc. *	5,550	85,803
Mylan, Inc.	21,500	249,400
PerkinElmer, Inc.	7,890	191,332
Pfizer, Inc.	127,431	2,667,131
Pharmaceutical Product Development, Inc.	2,982	124,946
Waters Corp. *	6,820	379,874
Wyeth	37,960	1,585,209

		6,914,864
Retailing 2.9%

Abercrombie & Fitch Co., Class A	6,200	453,468
Amazon.com, Inc. *	16,182	1,153,777
Autozone, Inc. *	3,028	344,677
IAC/ InterActive Corp. *	14,500	301,020
The Sherwin-Williams Co.	7,790	397,602
The TJX Cos., Inc.	420	13,889

		2,664,433
Semiconductors & Semiconductor Equipment 1.1%

MEMC Electronic Materials, Inc. *	14,010	993,309
Micron Technology, Inc. *	2,010	12,000

		1,005,309
Software & Services 3.9%

Accenture Ltd., Class A	5,670	199,414
BMC Software, Inc. *	510	16,585
Cadence Design Systems, Inc. *	18,270	195,124
Computer Sciences Corp. *	12,100	493,559
Electronic Data Systems Corp.	33,260	553,779
Hewitt Associates, Inc., Class A *	830	33,009
Microsoft Corp.	10,826	307,242
Novell, Inc. *	22,479	141,393
Oracle Corp. *	84,409	1,651,040

		3,591,145
Technology Hardware & Equipment 7.9%

Apple, Inc. *	14,190	2,036,265
Avnet, Inc. *	9,848	322,325
AVX Corp.	1,520	19,471
EchoStar Corp., Class A *	1,126	33,262
See financial notes.
Laudus U.S. Equity Funds   19

Laudus Rosenberg U.S. Large Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Harris Corp.	7,210	349,901
Hewlett-Packard Co.	27,022	1,233,825
International Business Machines Corp.	25,410	2,925,707
Western Digital Corp. *	14,446	390,620

		7,311,376
Telecommunication Services 3.1%

AT&T, Inc.	6,086	233,094
CenturyTel, Inc.	100	3,324
Verizon Communications, Inc.	73,365	2,674,154

		2,910,572
Transportation 1.6%

Union Pacific Corp.	12,040	1,509,575

Utilities 3.8%

Alliant Energy Corp.	100	3,501
DTE Energy Co.	10,810	420,401
Great Plains Energy, Inc.	1,390	34,264
MDU Resources Group, Inc.	12,500	306,875
NRG Energy, Inc. *	501	19,534
ONEOK, Inc.	3,620	161,561
Pepco Holdings, Inc.	12,838	317,355
PG&E Corp.	26,100	961,002
Reliant Energy, Inc. *	22,080	522,192
The AES Corp. *	15,532	258,918
Xcel Energy, Inc.	25,920	517,104

		3,522,707

Total Common Stock (Cost $91,038,135)		92,120,930

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 1.9% of net assets
Repurchase Agreement 1.9%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.0%, with a maturity value of $1,798,100 (fully collateralized by Federal National Mortgage Association with a value of $1,834,451.)	1,798,000	1,798,000

Total Short-Term Investment (Cost $1,798,000)		1,798,000

End of Investments.
At 3/31/08, the tax basis cost of the fund’s investments was $93,066,331 and the unrealized appreciation and depreciation were $7,169,479 and ($6,316,880), respectively, with a net unrealized appreciation of $852,599.

*	Non-income producing security.
See financial notes.
20  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Growth Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

97.7%	Common Stock	48,142,221	54,201,935
1.4%	Short-Term Investment	780,000	780,000

99.1%	Total Investments	48,922,221	54,981,935
17.3%	Collateral for Securities on Loan	9,625,633	9,625,633
(16.4)%	Other Assets and Liabilities		(9,122,078)

100.0%	Net Assets		55,485,490

	Number of	Value
Security	Shares	($)
Common Stock 97.7% of net assets
Automobiles & Components 0.5%

Johnson Controls, Inc. (a)	7,500	253,500
The Goodyear Tire & Rubber Co. *	198	5,108
Thor Industries, Inc. (a)	810	24,114

		282,722
Capital Goods 13.7%

3M Co.	6,140	485,981
AGCO Corp. (a)*	2,510	150,299
Alliant Techsystems, Inc. (a)*	1,030	106,636
AMETEK, Inc. (a)	3,300	144,903
Caterpillar, Inc.	6,420	502,622
Cummins, Inc.	4,600	215,372
Danaher Corp. (a)	1,300	98,839
Deere & Co. (a)	870	69,983
Donaldson Co., Inc. (a)	2,100	84,588
Dover Corp.	1,900	79,382
Emerson Electric Co.	8,200	421,972
First Solar, Inc. *	629	145,387
Flowserve Corp.	1,080	112,730
Fluor Corp.	1,500	211,740
Foster Wheeler Ltd. *	400	22,648
Gardner Denver, Inc. *	1,900	70,490
General Dynamics Corp.	235	19,592
General Electric Co.	6,210	229,832
Goodrich Corp. (a)	2,600	149,526
Honeywell International, Inc.	8,000	451,360
Hubbell, Inc., Class B (a)	900	39,321
Illinois Tool Works, Inc. (a)	2,100	101,283
Ingersoll-Rand Co., Ltd., Class A	1,300	57,954
Jacobs Engineering Group, Inc. (a)*	1,900	139,821
Joy Global, Inc.	1,800	117,288
Kennametal, Inc.	1,800	52,974
L-3 Communications Holdings, Inc.	860	94,032
Lennox International, Inc. (a)	200	7,194
Lincoln Electric Holdings, Inc. (a)	1,590	102,539
Lockheed Martin Corp.	5,950	590,835
McDermott International, Inc. *	4,600	252,172
Northrop Grumman Corp.	747	58,124
PACCAR, Inc.	2,340	105,300
Parker Hannifin Corp. (a)	2,250	155,858
Precision Castparts Corp.	800	81,664
Raytheon Co.	3,700	239,057
Rockwell Collins, Inc.	3,400	194,310
Terex Corp. *	1,700	106,250
Textron, Inc.	1,300	72,046
The Boeing Co.	4,600	342,102
The Manitowoc Co., Inc. (a)	4,000	163,200
The Shaw Group, Inc. *	1,580	74,481
The Timken Co.	107	3,180
The Toro Co. (a)	1,700	70,363
United Technologies Corp.	7,100	488,622
W.W. Grainger, Inc. (a)	1,500	114,585

		7,598,437
Commercial Services & Supplies 0.5%

Allied Waste Industries, Inc. (a)*	1,500	16,215
Copart, Inc. (a)*	2,000	77,520
Republic Services, Inc.	2,900	84,796
Steelcase, Inc., Class A (a)	2,490	27,539
The Brink’s Co. (a)	1,300	87,334

		293,404
Consumer Durables & Apparel 0.9%

Hasbro, Inc.	1,600	44,640
Mattel, Inc.	1,340	26,666
NIKE, Inc., Class B	4,800	326,400
Whirlpool Corp. (a)	1,060	91,987

		489,693
Consumer Services 1.4%

Burger King Holdings, Inc. (a)	80	2,213
CBRL Group, Inc. (a)	800	28,616
Darden Restaurants, Inc. (a)	2,700	87,885
International Game Technology (a)	1,350	54,284
McDonald’s Corp. (a)	3,894	217,168
Yum! Brands, Inc. (a)	10,600	394,426

		784,592
Diversified Financials 2.1%

American Express Co.	5,700	249,204
Bank of New York Mellon Corp.	2,100	87,633
CME Group, Inc.	300	140,730
Franklin Resources, Inc. (a)	800	77,592
NYSE Euronext (a)	1,500	92,565
State Street Corp. (a)	4,390	346,810
The Goldman Sachs Group, Inc.	900	148,851

		1,143,385
Energy 15.4%

Arch Coal, Inc.	2,130	92,655
Baker Hughes, Inc.	1,900	130,150
BJ Services Co.	2,400	68,424
Cabot Oil & Gas Corp. (a)	1,200	61,008
Cameron International Corp. *	4,800	199,872
Chesapeake Energy Corp.	4,570	210,905
CONSOL Energy, Inc.	2,800	193,732
Continental Resources, Inc. *	1,800	57,402
Denbury Resources, Inc. *	4,000	114,200
Diamond Offshore Drilling, Inc. (a)	1,650	192,060
Dresser-Rand Group, Inc. *	3,100	95,325
ENSCO International, Inc. (a)	3,220	201,636
Exxon Mobil Corp.	10,130	856,795
FMC Technologies, Inc. (a)*	2,200	125,158
Foundation Coal Holdings, Inc. (a)	1,310	65,932
Global Industries Ltd. *	3,200	51,488
Grant Prideco, Inc. *	2,900	142,738
See financial notes.
Laudus U.S. Equity Funds   21

Laudus Rosenberg U.S. Large Capitalization Growth Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Halliburton Co. (a)	11,600	456,228
Helix Energy Solutions Group, Inc. (a)*	2,300	72,450
Helmerich & Payne, Inc. (a)	3,500	164,045
Massey Energy Co. (a)	2,310	84,315
National-Oilwell Varco, Inc. (a)*	7,000	408,660
Noble Corp.	5,380	267,225
Noble Energy	800	58,240
Oceaneering International, Inc. *	2,200	138,600
Peabody Energy Corp.	700	35,700
Pride International, Inc. *	3,530	123,373
Quicksilver Resources, Inc. *	2,500	91,325
Range Resources Corp.	2,400	152,280
Rowan Cos., Inc. (a)	2,720	112,010
Schlumberger Ltd.	14,800	1,287,600
Smith International, Inc.	4,700	301,881
Southwestern Energy Co. (a)*	5,800	195,402
Superior Energy Services, Inc. *	2,246	88,987
The Williams Cos., Inc.	3,300	108,834
Tidewater, Inc. (a)	1,460	80,461
Transocean, Inc. (a)*	5,543	749,414
Unit Corp. *	1,120	63,448
Valero Energy Corp. (a)	2,400	117,864
W&T Offshore, Inc. (a)	470	16,032
Weatherford International Ltd. *	4,700	340,609
XTO Energy, Inc.	2,625	162,382

		8,536,845
Food & Staples Retailing 2.0%

Costco Wholesale Corp. (a)	1,700	110,449
CVS Caremark Corp.	4,920	199,309
Sysco Corp.	3,400	98,668
Wal-Mart Stores, Inc.	9,950	524,166
Walgreen Co. (a)	5,300	201,877

		1,134,469
Food, Beverage & Tobacco 4.5%

Altria Group, Inc.	7,700	170,940
Anheuser-Busch Cos., Inc.	2,700	128,115
General Mills, Inc.	1,095	65,568
PepsiCo, Inc.	9,900	714,780
Philip Morris International, Inc. *	7,700	389,466
Sara Lee Corp.	2,460	34,391
The Coca-Cola Co.	14,300	870,441
The Pepsi Bottling Group, Inc.	1,700	57,647
UST, Inc.	1,600	87,232

		2,518,580
Health Care Equipment & Services 6.8%

Aetna, Inc.	6,000	252,540
Baxter International, Inc.	8,000	462,560
Beckman Coulter, Inc.	1,260	81,333
Becton, Dickinson & Co.	1,400	120,190
Cardinal Health, Inc. (a)	3,128	164,251
CIGNA Corp.	5,700	231,249
Edwards Lifesciences Corp. (a)*	1,700	75,735
Express Scripts, Inc. *	4,400	283,008
Health Net, Inc. *	1,830	56,364
Hillenbrand Industries, Inc. (a)	400	19,120
Humana, Inc. *	3,400	152,524
IDEXX Laboratories, Inc. (a)*	1,700	83,742
Intuitive Surgical, Inc. (a)*	900	291,915
Kinetic Concepts, Inc. *	1,300	60,099
McKesson Corp.	1,700	89,029
Medco Health Solutions, Inc. (a)*	5,300	232,087
Medtronic, Inc.	6,300	304,731
Pediatrix Medical Group, Inc. *	1,800	121,320
St. Jude Medical, Inc. (a)*	1,800	77,742
Stryker Corp. (a)	1,700	110,585
UnitedHealth Group, Inc.	10,200	350,472
WellPoint, Inc. *	1,500	66,195
Zimmer Holdings, Inc. *	1,300	101,218

		3,788,009
Household & Personal Products 2.3%

Avon Products, Inc.	6,130	242,380
Church & Dwight Co., Inc. (a)	1,600	86,784
Colgate-Palmolive Co.	3,500	272,685
Energizer Holdings, Inc. *	400	36,192
Herbalife Ltd. (a)	1,530	72,675
The Estee Lauder Cos., Inc., Class A (a)	2,000	91,700
The Procter & Gamble Co.	6,960	487,687

		1,290,103
Insurance 1.1%

ACE Ltd.	1,400	77,084
Aflac, Inc. (a)	2,700	175,365
Arthur J. Gallagher & Co. (a)	200	4,724
CNA Financial Corp. (a)	1,800	46,422
Hanover Insurance Group, Inc.	200	8,228
PartnerRe Ltd.	480	36,624
Prudential Financial, Inc.	2,333	182,558
Transatlantic Holdings, Inc. (a)	375	24,881
W. R. Berkley Corp.	1,600	44,304

		600,190
Materials 5.8%

Airgas, Inc. (a)	2,320	105,490
AK Steel Holding Corp.	3,200	174,144
Carpenter Technology Corp.	1,000	55,970
Celanese Corp., Series A	2,200	85,910
Chemtura Corp.	200	1,468
Cleveland-Cliffs, Inc. (a)	1,400	167,748
Crown Holdings, Inc. *	3,600	90,576
Domtar Corp. (a)*	790	5,396
E.I. du Pont de Nemours & Co. (a)	2,400	112,224
Freeport-McMoRan Copper & Gold, Inc.	4,100	394,502
International Flavors & Fragrances, Inc.	510	22,466
Monsanto Co.	6,500	724,750
Nalco Holding Co. (a)	3,290	69,583
Owens-Illinois, Inc. *	2,300	129,789
Packaging Corp. of America (a)	3,600	80,388
Praxair, Inc.	4,500	379,035
Reliance Steel & Aluminum Co.	200	11,972
Rohm & Haas Co. (a)	1,700	91,936
RPM International, Inc. (a)	4,300	90,042
Southern Copper Corp. (a)	1,600	166,128
Steel Dynamics, Inc. (a)	2,630	86,895
The Lubrizol Corp. (a)	800	44,408
The Mosaic Co. *	1,100	112,860
See financial notes.
22  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Growth Fund

	Number of	Value
Security	Shares	($)
The Scotts Miracle-Gro Co., Class A (a)	200	6,484
The Valspar Corp.	100	1,984

		3,212,148
Media 2.2%

Comcast Corp., Class A (a)	9,400	181,796
CTC Media, Inc. *	1,800	49,950
DISH Network Corp., Class A (a)*	3,595	103,284
News Corp., Class A	7,600	142,500
Omnicom Group, Inc. (a)	1,800	79,524
The DIRECTV Group, Inc. *	10,553	261,609
The Walt Disney Co. (a)	4,400	138,072
Time Warner, Inc. (a)	8,800	123,376
Viacom, Inc., Class B *	3,400	134,708

		1,214,819
Pharmaceuticals & Biotechnology 7.9%

Abbott Laboratories	8,800	485,320
Allergan, Inc.	1,800	101,502
Amgen, Inc. *	4,100	171,298
Applied Biosystems Group-Applera Corp. (a)	320	10,515
Biogen Idec, Inc. *	1,297	80,012
Bristol-Myers Squibb Co.	22,300	474,990
Celgene Corp. (a)*	2,300	140,967
Cephalon, Inc. *	1,400	90,160
Charles River Laboratories International, Inc. (a)*	800	47,152
Eli Lilly & Co.	2,900	149,611
Genentech, Inc. *	2,400	194,832
Genzyme Corp. *	4,000	298,160
Gilead Sciences, Inc. *	9,735	501,645
ImClone Systems, Inc. (a)*	400	16,968
Invitrogen Corp. (a)*	740	63,248
Johnson & Johnson	6,200	402,194
Merck & Co., Inc.	10,910	414,034
Millennium Pharmaceuticals, Inc. (a)*	5,100	78,846
PerkinElmer, Inc.	1,240	30,070
Pharmaceutical Product Development, Inc.	1,700	71,230
Schering-Plough Corp.	9,160	131,996
Watson Pharmaceuticals, Inc. (a)*	1,910	56,001
Wyeth	8,962	374,253

		4,385,004
Real Estate 0.0%

ProLogis	280	16,481
Retailing 3.6%

Abercrombie & Fitch Co., Class A	1,480	108,247
Amazon.com, Inc. *	6,000	427,800
AutoZone, Inc. (a)*	800	91,064
Best Buy Co., Inc. (a)	2,200	91,212
Big Lots, Inc. *	3,100	69,130
Dollar Tree, Inc. *	363	10,015
GameStop Corp., Class A (a)*	1,400	72,394
IAC/ InterActiveCorp (a)*	2,700	56,052
Kohl’s Corp. (a)*	1,700	72,913
Lowe’s Cos., Inc.	7,900	181,226
RadioShack Corp. (a)	2,470	40,138
Staples, Inc.	3,700	81,807
Target Corp.	4,800	243,264
The Home Depot, Inc.	5,000	139,850
The Sherwin-Williams Co. (a)	1,900	96,976
The TJX Cos., Inc. (a)	7,300	241,411

		2,023,499
Semiconductors & Semiconductor Equipment 2.9%

Applied Materials, Inc. (a)	8,400	163,884
Fairchild Semiconductor International, Inc. *	1,700	20,264
Intel Corp.	35,400	749,772
Intersil Corp., Class A	2,300	59,041
MEMC Electronic Materials, Inc. *	4,600	326,140
Texas Instruments, Inc.	7,800	220,506
Varian Semiconductor Equipment Associates, Inc. (a)*	2,700	76,005

		1,615,612
Software & Services 8.9%

Accenture Ltd., Class A (a)	8,900	313,013
Activision, Inc. *	4,700	128,357
Adobe Systems, Inc. (a)*	3,200	113,888
Automatic Data Processing, Inc. (a)	3,000	127,170
BMC Software, Inc. (a)*	3,400	110,568
Cadence Design Systems, Inc. (a)*	3,100	33,108
eBay, Inc. (a)*	6,000	179,040
Electronic Arts, Inc. *	1,700	84,864
Electronic Data Systems Corp. (a)	6,088	101,365
Google, Inc., Class A *	1,380	607,849
Hewitt Associates, Inc., Class A *	2,260	89,880
MasterCard, Inc., Class A	1,300	289,887
Microsoft Corp.	57,210	1,623,620
Novell, Inc. (a)*	400	2,516
Oracle Corp. *	36,097	706,057
Synopsys, Inc. (a)*	4,510	102,422
Western Union Co. (a)	4,000	85,080
Yahoo!, Inc. *	7,300	211,189

		4,909,873
Technology Hardware & Equipment 12.0%

Apple, Inc. *	10,570	1,516,795
Arrow Electronics, Inc. (a)*	2,400	80,760
Avnet, Inc. (a)*	3,000	98,190
Avocent Corp. (a)*	15	254
AVX Corp. (a)	300	3,843
Brocade Communications Systems, Inc. (a)*	9,950	72,635
Cisco Systems, Inc. *	37,700	908,193
CommScope, Inc. (a)*	1,800	62,694
Corning, Inc.	19,300	463,972
Dell, Inc. *	12,500	249,000
EchoStar Corp., Class A (a)*	719	21,239
EMC Corp. (a)*	11,200	160,608
Harris Corp. (a)	2,810	136,369
Hewlett-Packard Co.	23,340	1,065,705
International Business Machines Corp.	9,900	1,139,886
Mettler-Toledo International, Inc. *	1,400	135,968
NCR Corp. (a)*	800	18,264
QUALCOMM, Inc.	9,800	401,800
Teradata Corp. *	1,500	33,090
See financial notes.
Laudus U.S. Equity Funds   23

Laudus Rosenberg U.S. Large Capitalization Growth Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Vishay Intertechnology, Inc. *	300	2,718
Western Digital Corp. *	2,700	73,008

		6,644,991
Telecommunication Services 0.2%

American Tower Corp., Class A *	2,300	90,183
Transportation 2.2%

Burlington Northern Santa Fe Corp. (a)	2,000	184,440
C.H. Robinson Worldwide, Inc. (a)	1,500	81,600
FedEx Corp.	1,400	129,738
Kansas City Southern (a)*	1,500	60,165
Kirby Corp. (a)*	1,600	91,200
Northwest Airlines Corp. *	4,300	38,657
UAL Corp.	2,200	47,366
Union Pacific Corp. (a)	2,452	307,432
United Parcel Service, Inc., Class B (a)	3,600	262,872

		1,203,470
Utilities 0.8%

CenterPoint Energy, Inc. (a)	5,640	80,483
Exelon Corp.	1,800	146,286
NRG Energy, Inc. *	3,200	124,768
PPL Corp. (a)	1,600	73,472
The AES Corp. *	25	417

		425,426

Total Common Stock (Cost $48,142,221)		54,201,935

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 1.4% of net assets
Repurchase Agreements 1.4%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $780,043 (fully collateralized by Federal National Mortgage Association with a value of $796,273.)	780,000	780,000

Total Short-Term Investment (Cost $780,000)		780,000

End of Investments.

	Number of	Value
Security	Shares	($)
Collateral Invested for Securities on Loan 17.3% of net assets
State Street Navigator Security Lending Prime Portfolio	9,625,633	9,625,633

End of collateral invested for securities on loan.
At 03/31/08 the tax basis cost of the fund’s investments was $49,280,916 and the unrealized appreciation and depreciation were $7,496,557 and ($1,795,538), respectively, with a net unrealized appreciation of $5,701,019.

*	Non-income producing security.
(a) All or a portion of this security is on loan.
See financial notes.
24  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Value Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

100.5%	Common Stock	5,899,094	6,246,814
0.9%	Short-Term Investment	58,000	58,000

101.4%	Total Investments	5,957,094	6,304,814
(1.4)%	Other Assets and Liabilities		(86,337)

100.0%	Net Assets		6,218,477

	Number of	Value
Security	Shares	($)
Common Stock 100.5% of net assets
Automobiles & Components 0.4%

Johnson Controls, Inc.	600	20,280
TRW Automotive Holdings Corp. *	300	7,011

		27,291
Banks 2.5%

Hudson City Bancorp, Inc.	320	5,658
U.S. Bancorp	1,510	48,863
Wells Fargo & Co.	3,400	98,940

		153,461
Capital Goods 10.3%

AGCO Corp. *	154	9,221
Armstrong World Industries, Inc.	50	1,783
Crane Co.	300	12,105
Cummins, Inc.	752	35,209
Deere & Co.	700	56,308
General Electric Co.	6,500	240,565
Goodrich Corp.	200	11,502
Honeywell International, Inc.	400	22,568
Ingersoll-Rand Co., Ltd., Class A	1,000	44,580
Kennametal, Inc.	140	4,120
L-3 Communications Holdings, Inc.	300	32,802
Lennox International, Inc.	300	10,791
Northrop Grumman Corp.	700	54,467
SPX Corp.	270	28,323
Teleflex, Inc.	230	10,973
Terex Corp. *	400	25,000
The Shaw Group, Inc. *	390	18,385
The Timken Co.	300	8,916
Tyco International Ltd.	62	2,731
United Rentals, Inc. *	400	7,536

		637,885
Commercial Services & Supplies 0.4%

Allied Waste Industries, Inc. *	1,000	10,810
Manpower, Inc.	300	16,878

		27,688
Consumer Durables & Apparel 0.4%

Hasbro, Inc.	100	2,790
Mohawk Industries, Inc. *	60	4,297
Whirlpool Corp.	200	17,356

		24,443
Consumer Services 1.3%

CBRL Group, Inc.	4	143
McDonald’s Corp.	1,500	83,655

		83,798
Diversified Financials 8.8%

Bank of America Corp.	4,700	178,177
Bank of New York Mellon Corp.	640	26,707
Citigroup, Inc.	3,700	79,254
JPMorgan Chase & Co.	4,810	206,590
State Street Corp.	60	4,740
The Goldman Sachs Group, Inc.	300	49,617

		545,085
Energy 25.7%

Anadarko Petroleum Corp.	900	56,727
Apache Corp.	1,200	144,984
Chesapeake Energy Corp.	1,400	64,610
Chevron Corp.	3,300	281,688
Cimarex Energy Co.	329	18,010
ConocoPhillips	3,000	228,630
Devon Energy Corp.	600	62,598
El Paso Corp.	2,300	38,272
ENSCO International, Inc.	200	12,524
Exxon Mobil Corp.	3,180	268,964
Helix Energy Solutions Group, Inc. *	200	6,300
Helmerich & Payne, Inc.	400	18,748
Hess Corp.	1,000	88,180
Marathon Oil Corp.	2,400	109,440
Nabors Industries Ltd. *	300	10,131
Occidental Petroleum Corp.	1,190	87,072
Overseas Shipholding Group, Inc.	200	14,008
Pride International, Inc. *	300	10,485
Rowan Cos., Inc.	300	12,354
SEACOR Holdings, Inc. *	120	10,243
Tidewater, Inc.	300	16,533
Unit Corp. *	200	11,330
Valero Energy Corp.	600	29,466

		1,601,297
Food & Staples Retailing 2.2%

Safeway, Inc.	1,600	46,960
Supervalu, Inc.	800	23,984
Wal-Mart Stores, Inc.	1,300	68,484

		139,428
Food, Beverage & Tobacco 4.3%

Altria Group, Inc.	900	19,980
Bunge Ltd.	110	9,557
Coca-Cola Enterprises, Inc.	1,200	29,040
Corn Products International, Inc.	230	8,542
General Mills, Inc.	933	55,868
Kellogg Co.	300	15,768
Loews Corp. — Carolina Group	400	29,020
Philip Morris International, Inc. *	900	45,522
Sara Lee Corp.	1,300	18,174
The Pepsi Bottling Group, Inc.	500	16,955
UST, Inc.	300	16,356

		264,782
See financial notes.
Laudus U.S. Equity Funds   25

Laudus Rosenberg U.S. Large Capitalization Value Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Health Care Equipment & Services 0.1%

Kinetic Concepts, Inc. *	200	9,246
Household & Personal Products 1.7%

Avon Products, Inc.	300	11,862
The Procter & Gamble Co.	1,300	91,091

		102,953
Insurance 7.8%

ACE Ltd.	1,000	55,060
Allied World Assurance Co. Holdings Ltd.	180	7,146
American Financial Group, Inc.	400	10,224
American International Group, Inc.	1,400	60,550
CNA Financial Corp.	240	6,190
Endurance Specialty Holdings Ltd.	300	10,980
Everest Re Group Ltd.	200	17,906
Loews Corp.	1,800	72,396
PartnerRe Ltd.	260	19,838
The Allstate Corp.	1,900	91,314
The Travelers Cos., Inc.	2,100	100,485
Unum Group	1,400	30,814

		482,903
Materials 8.2%

Alcoa, Inc.	2,080	75,005
Celanese Corp., Series A	280	10,934
Commercial Metals Co.	150	4,495
FMC Corp.	432	23,972
Freeport-McMoRan Copper & Gold, Inc.	290	27,904
International Paper Co.	1,690	45,968
Owens-Illinois, Inc. *	300	16,929
PPG Industries, Inc.	300	18,153
Reliance Steel & Aluminum Co.	300	17,958
Steel Dynamics, Inc.	1,200	39,648
The Dow Chemical Co.	1,800	66,330
The Mosaic Co. *	800	82,080
The Scotts Miracle-Gro Co., Class A	120	3,890
United States Steel Corp.	600	76,122

		509,388
Media 2.8%

CBS Corp., Class B	2,500	55,200
Gannett Co., Inc.	1,000	29,050
Time Warner, Inc.	6,200	86,924

		171,174
Pharmaceuticals & Biotechnology 5.9%

Amgen, Inc. *	500	20,890
Invitrogen Corp. *	200	17,094
Johnson & Johnson	1,200	77,844
King Pharmaceuticals, Inc. *	1,100	9,570
Millennium Pharmaceuticals, Inc. *	600	9,276
PerkinElmer, Inc.	380	9,215
Pfizer, Inc.	10,600	221,858

		365,747
Real Estate 0.4%

Hospitality Properties Trust	400	13,608
iStar Financial, Inc.	600	8,418

		22,026
Retailing 0.1%

RadioShack Corp.	300	4,875
Semiconductors & Semiconductor Equipment 0.1%

Fairchild Semiconductor International, Inc. *	300	3,576
Software & Services 1.7%

Cadence Design Systems, Inc. *	730	7,796
Computer Sciences Corp. *	690	28,145
Electronic Data Systems Corp.	1,500	24,975
Hewitt Associates, Inc., Class A *	130	5,170
Novell, Inc. *	2	13
Symantec Corp. *	2,500	41,550

		107,649
Technology Hardware & Equipment 2.7%

Arrow Electronics, Inc. *	550	18,507
Avnet, Inc. *	400	13,092
International Business Machines Corp.	800	92,112
Sun Microsystems, Inc. *	1,205	18,714
Vishay Intertechnology, Inc. *	700	6,342
Western Digital Corp. *	600	16,224

		164,991
Telecommunication Services 7.2%

AT&T, Inc.	5,840	223,672
CenturyTel, Inc.	390	12,964
Embarq Corp.	700	28,070
Verizon Communications, Inc.	5,100	185,895

		450,601
Transportation 0.9%

CSX Corp.	100	5,607
Norfolk Southern Corp.	100	5,432
Northwest Airlines Corp. *	310	2,787
Ryder System, Inc.	300	18,273
Union Pacific Corp.	190	23,822
US Airways Group, Inc. *	300	2,673

		58,594
Utilities 4.6%

Alliant Energy Corp.	500	17,505
American Electric Power Co., Inc.	1,400	58,282
DTE Energy Co.	590	22,945
Edison International	1,100	53,922
MDU Resources Group, Inc.	660	16,203
Mirant Corp. *	160	5,822
NRG Energy, Inc. *	300	11,697
Pepco Holdings, Inc.	800	19,776
PG&E Corp.	1,300	47,866
Xcel Energy, Inc.	1,700	33,915

		287,933

Total Common Stock (Cost $5,899,094)		6,246,814

See financial notes.
26  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Value Fund

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 0.9% of net assets
Repurchase Agreement 0.9%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $58,003 (fully collateralized by Federal National Mortgage Association with a value of $60,625)	58,000	58,000

Total Short-Term Investment (Cost $58,000)		58,000

End of Investments.
At 03/31/08 the tax basis cost of the fund’s investments was $5,980,549 and the unrealized appreciation and depreciation were $831,697 and ($507,432), respectively, with a net unrealized appreciation of $324,265.

*	Non-income producing security.
See financial notes.
Laudus U.S. Equity Funds   27

Laudus Rosenberg U.S. Discovery Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

99.7%	Common Stock	698,254,356	733,707,665
—%	Foreign Common Stock	82,705	80,621
1.5%	Short-Term Investment	10,796,000	10,796,000

101.2%	Total Investments	709,133,061	744,584,286
34.0%	Collateral Invested for Securities on Loan	250,095,950	250,095,950
(35.2)%	Other Assets and Liabilities		(258,955,541)

100.0%	Net Assets		735,724,695

	Number of	Value
Security	Shares	($)
Common Stock 99.7% of net assets
Automobiles & Components 1.3%

Aftermarket Technology Corp. (a)*	9,396	182,658
American Axle & Manufacturing Holdings, Inc. (a)	2	41
Autoliv, Inc. (a)	81,713	4,101,993
Cooper Tire & Rubber Co. (a)	31,442	470,687
Exide Technologies (a)*	68,197	893,381
Standard Motor Products, Inc.	27,524	168,447
Strattec Security Corp. (a)	371	15,704
Superior Industries International, Inc. (a)	13,860	287,595
TRW Automotive Holdings Corp. *	130,720	3,054,926

		9,175,432
Banks 2.4%

1st Independence Financial Group, Inc.	98	1,751
Alliance Financial Corp. (a)	5,510	137,750
American National Bankshares, Inc.	300	6,429
Annapolis Bancorp, Inc. *	1,902	13,980
Associated Banc-Corp. (a)	39,749	1,058,516
BancFirst Corp. (a)	4,300	196,854
Banco Latinoamericano de Exportaciones, S.A., Class E (a)	73,670	1,134,518
Bank of Hawaii Corp. (a)	14,900	738,444
Bar Harbor Bankshares	657	20,268
Berkshire Hills Bancorp, Inc. (a)	3,556	89,576
Beverly Hills Bancorp, Inc.	44,368	112,251
BOK Financial Corp. (a)	7,699	402,119
Bridge Capital Holdings *	909	19,271
Britton & Koontz Capital Corp.	946	15,079
Camco Financial Corp.	930	10,235
Capital Bank Corp.	4,693	48,103
Carolina Bank Holdings, Inc. *	1,750	18,856
Carver Bancorp, Inc.	4,970	58,050
Cascade Financial Corp.	7,760	94,672
Central Bancorp, Inc. (a)	1,000	18,435
Centrue Financial Corp.	4,300	83,850
CFS Bancorp, Inc. (a)	15,042	216,154
Citizens Holdings Co. (a)	311	6,220
Citizens South Banking Corp.	650	6,175
Codorus Valley Bancorp, Inc.	220	3,573
Commerce Bancshares, Inc. (a)	22,300	937,269
Community Bank Shares of Indiana, Inc.	4,527	88,842
Community Bankshares, Inc.	400	4,796
Community Capital Corp.	4,020	63,074
Community Financial Corp.	1,920	15,360
Cullen/Frost Bankers, Inc. (a)	14,440	765,898
Farmers Capital Bank Corp.	520	12,340
Fidelity Southern Corp. (a)	24,400	205,204
First Bancorp of Indiana, Inc.	1,455	17,315
First Bancshares, Inc. *	1,310	21,654
First BancTrust Corp.	6,300	57,519
First Capital, Inc.	990	16,434
First Community Corp.	1,710	25,308
First Defiance Financial Corp.	6,790	124,596
First Federal Bancshares of Arkansas, Inc. (a)	7,300	100,594
First Federal Bankshares, Inc.	2,400	33,120
First Financial Service Corp.	440	10,494
First Franklin Corp. (a)	3,600	28,800
First M&F Corp.	6,200	89,900
First Merchants Corp. (a)	6,926	197,668
First Niagara Financial Group, Inc. (a)	32,709	444,515
First PacTrust Bancorp, Inc.	100	1,659
First Place Financial Corp. (a)	27,571	358,423
First United Corp.	9,295	184,227
First West Virginia Bancorp, Inc.	3,300	51,975
FirstMerit Corp. (a)	27,632	570,877
FNB Corp. of North Carolina	7,098	74,529
Franklin Bank Corp. (a)*	6	18
Gateway Financial Holdings, Inc.	16,792	177,995
Glen Burnie Bancorp (a)	240	2,874
Great Pee Dee Bancorp, Inc.	397	9,135
GS Financial Corp.	1,850	30,756
Guaranty Federal Bancshares, Inc. (a)	3,352	87,655
Habersham Bancorp	7,400	103,008
Hawthorn Bancshares, Inc.	8,042	221,155
Heritage Financial Corp.	2,641	45,953
HF Financial Corp.	6,987	111,792
HMN Financial, Inc.	10,097	233,039
Home Federal Bancorp	1,618	35,596
Horizon Bancorp	3,681	84,258
Imperial Capital Bancorp, Inc.	1	22
International Bancshares Corp. (a)	10,428	235,464
Liberty Bancorp, Inc.	2,240	22,613
LSB Financial Corp.	4,725	86,467
MASSBANK Corp.	9,855	381,684
MFB Corp.	2,000	66,570
Monarch Community Bancorp, Inc.	4,130	41,713
Monroe Bancorp (a)	113	1,695
MutualFirst Financial, Inc. (a)	164	2,160
New Hampshire Thrift Bancshares, Inc.	3,660	45,018
New York Community Bancorp, Inc. (a)	29,570	538,765
NewBridge Bancorp (a)	6,302	55,206
Northeast Bancorp	890	13,128
Northrim BanCorp, Inc.	1,906	34,651
Norwood Financial Corp.	160	4,779
Park Bancorp, Inc.	1,095	22,727
See financial notes.
28  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Discovery Fund

	Number of	Value
Security	Shares	($)
Parkvale Financial Corp.	9,812	263,354
People’s United Financial, Inc. (a)	37,400	647,394
Peoples Bancorp of North Carolina	15,363	207,400
Peoples Bancorp, Inc. (a)	9,373	225,983
Peoples Community Bancorp, Inc.	835	3,332
Premier Financial Bancorp, Inc.	200	2,310
Provident Financial Holdings, Inc. (a)	9,690	155,428
Republic First Bancorp, Inc. *	20,435	100,745
Security National Financial Corp., Class A (a)*	2,997	11,538
Simmons First National Corp., Class A (a)	9,048	268,997
Southern Connecticut Bancorp, Inc. (a)*	100	700
Southern Missouri Bancorp, Inc.	100	1,475
Southwest Bancorp, Inc. (a)	39,571	692,888
StellarOne Corp. (a)	8,869	149,975
Sun Bancorp, Inc. (a)*	3,970	52,285
SVB Financial Group (a)*	1,580	68,951
TCF Financial Corp. (a)	17,086	306,181
Team Financial, Inc.	2,330	30,290
Teche Holding Co.	900	29,700
TF Financial Corp.	6,010	145,742
UMB Financial Corp. (a)	8,010	330,012
United Bancshares, Inc.	1,140	15,960
United Community Financial Corp. (a)	39,175	242,885
United Western Bancorp, Inc.	8,845	158,325
Wainwright Bank & Trust Co.	5,269	64,967
Washington Federal, Inc. (a)	26,980	616,223
Wayne Savings Bancshares, Inc.	941	9,104
Willow Financial Bancorp, Inc.	324	2,394
WSFS Financial Corp. (a)	15,751	776,209
WVS Financial Corp.	1,900	30,400
Yadkin Valley Financial Corp.	195	2,467

		17,323,029
Capital Goods 10.9%

3D Systems Corp. *	420	6,170
Acuity Brands, Inc. (a)	56,600	2,430,970
Aecom Technology Corp. (a)*	75,361	1,960,140
Alamo Group, Inc. (a)	4,180	88,909
Alliant Techsystems, Inc. (a)*	9,800	1,014,594
Ameron International Corp. (a)	4,430	414,338
Applied Industrial Technologies, Inc. (a)	71,827	2,146,909
Astec Industries, Inc. *	21,161	820,200
Baldwin Technology Co., Inc., Class A *	36,953	94,969
Barnes Group, Inc. (a)	18,394	422,142
Chase Corp. (a)	2,280	41,291
Chicago Rivet & Machine Co.	1,490	33,376
CIRCOR International, Inc. (a)	11,510	532,338
Columbus Mckinnon Corp. (a)*	1,957	60,628
Crane Co. (a)	117,718	4,749,921
Cubic Corp. (a)	6,824	194,006
Ducommun, Inc. *	21,672	599,664
Eastern Co.	13,940	218,161
Edac Technologies Corp. *	9,834	62,938
EnPro Industries, Inc. (a)*	8,551	266,706
Espey Manufacturing & Electronics Corp.	4,240	84,800
Esterline Technologies Corp. (a)*	7,530	379,286
First Solar, Inc. (a)*	3,446	796,508
Flowserve Corp. (a)	6,780	707,696
Furmanite Corp. (a)*	17,910	152,235
Gardner Denver, Inc. (a)*	40,940	1,518,874
Hardinge, Inc. (a)	30,691	422,308
Harsco Corp. (a)	25,902	1,434,453
Herley Industries, Inc. (a)*	36,650	378,961
Hurco Cos., Inc. (a)*	15,062	704,600
II-VI, Inc. (a)*	13,561	515,047
Industrial Distribution Group, Inc. *	4,032	40,481
Insteel Industries, Inc.	2,748	31,959
K-Tron International, Inc. *	6,005	721,261
Kadant, Inc. (a)*	50,900	1,495,442
Kaman Corp. (a)	35,184	995,355
Kennametal, Inc.	102,102	3,004,862
Key Technology, Inc. (a)*	5,056	150,618
Lawson Products, Inc. (a)	6,926	190,811
Lennox International, Inc. (a)	2,520	90,644
Lincoln Electric Holdings, Inc. (a)	16,908	1,090,397
Lydall, Inc. (a)*	41,980	480,671
Meadow Valley Corp. *	10,889	89,290
Michael Baker Corp. (a)*	17,100	384,066
Mueller Industries, Inc.	720	20,772
NACCO Industries, Inc., Class A (a)	15,810	1,279,661
Nortech Systems, Inc. *	3,328	20,218
Northwest Pipe Co. (a)*	21,052	894,499
Orbital Sciences Corp. (a)*	135,662	3,269,454
Patrick Industries, Inc. *	3,540	25,435
Perini Corp. (a)*	36,650	1,327,829
Powell Industries, Inc. (a)*	8,942	352,047
PowerSecure International, Inc. (a)*	180	2,119
Preformed Line Products Co. (a)	5,820	283,318
Regal-Beloit Corp. (a)	76,330	2,795,968
Robbins & Myers, Inc. (a)	78,960	2,578,044
Rush Enterprises, Inc., Class A (a)*	61,804	978,975
Rush Enterprises, Inc., Class B *	48,745	715,577
Servotronics, Inc.	980	19,796
SL Industries, Inc. *	12,970	258,103
SPX Corp. (a)	126,707	13,291,564
Standex International Corp. (a)	26,975	602,622
Stanley, Inc. (a)*	14,490	426,875
Taylor Devices, Inc. (a)*	4,848	24,192
Tech/ Ops Sevcon, Inc.	6,860	48,020
Teledyne Technologies, Inc. (a)*	47,791	2,246,177
Teleflex, Inc. (a)	128,880	6,148,865
Tennant Co. (a)	16,390	652,486
The L.S. Starrett Co., Class A	16,050	308,802
The Manitowoc Co., Inc. (a)	30,765	1,255,212
The Middleby Corp. (a)*	22,538	1,406,146
The Shaw Group, Inc. (a)*	7,444	350,910
The Timken Co. (a)	58,639	1,742,751
The Toro Co.	130	5,381
Tredegar Corp. (a)	6,674	121,534
Triumph Group, Inc. (a)	47,712	2,716,244
Twin Disc, Inc. (a)	6,720	106,310
See financial notes.
Laudus U.S. Equity Funds   29

Laudus Rosenberg U.S. Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Veri-Tek International Corp. *	2,610	12,137
Watts Water Technologies, Inc., Class A	2,170	60,825
Willis Lease Finance Corp. (a)*	21,670	272,392
Woodward Governor Co. (a)	53,220	1,422,038

		80,062,293
Commercial Services & Supplies 2.3%

A.T. Cross Co., Class A (a)*	33,849	231,866
Avalon Holdings Corp., Class A *	6,220	37,320
CDI Corp. (a)	38,539	965,402
Champion Industries, Inc. (a)	11,919	62,217
Clean Harbors, Inc. (a)*	1,126	73,190
Comfort Systems USA, Inc. (a)	118,521	1,541,958
CompX International, Inc. (a)	3,724	34,261
Deluxe Corp. (a)	45,631	876,571
Ecology & Environment, Inc., Class A	4,252	50,811
Exponent, Inc. (a)*	49,520	1,626,237
GeoEye, Inc. (a)*	50,266	1,306,413
GP Strategies Corp. (a)*	38,690	367,555
IKON Office Solutions, Inc. (a)	21,562	163,871
Interface, Inc., Class A (a)	108,634	1,526,308
Kelly Services, Inc., Class A (a)	69,460	1,428,098
Layne Christensen Co. (a)*	27,725	970,929
LECG Corp. (a)*	65,001	608,409
Nashua Corp. (a)*	7,734	84,997
National Technical Systems, Inc. *	15,323	91,172
North American Galvanizing & Coatings, Inc. *	16,156	88,858
RCM Technologies, Inc. *	28,827	111,272
Spherion Corp. (a)*	157,600	964,512
Steelcase, Inc., Class A (a)	235,887	2,608,910
Tufco Technologies, Inc. *	2,242	13,878
Virco Manufacturing Corp. (a)	15,455	80,830
VSE Corp.	10,801	304,912
Waste Industries USA, Inc. (a)	20,997	759,042
Westaff, Inc. (a)*	38,492	83,143

		17,062,942
Consumer Durables & Apparel 3.1%

Aldila, Inc.	12,396	141,314
American Biltrite, Inc. *	1,265	9,045
American Greetings Corp., Class A (a)	129,392	2,400,222
Avatar Holdings, Inc. (a)*	6,419	279,804
Blyth, Inc. (a)	69,830	1,377,048
Callaway Golf Co. (a)	112,500	1,651,500
CSS Industries, Inc. (a)	18,090	632,426
Culp, Inc. *	25,460	191,459
Deckers Outdoor Corp. (a)*	23,878	2,574,526
Decorator Industries, Inc.	3,640	13,359
Ethan Allen Interiors, Inc. (a)	37,861	1,076,388
Flexsteel Industries, Inc.	17,600	237,248
Fossil, Inc. (a)*	85,764	2,619,233
G-III Apparel Group Ltd. (a)*	3,009	40,381
GameTech International, Inc. (a)*	26,056	153,991
Hooker Furniture Corp. (a)	160	3,574
Jaclyn, Inc. *	520	4,462
JAKKS Pacific, Inc. (a)*	85,500	2,357,235
LaCrosse Footwear, Inc. (a)	2,350	37,295
Liz Claiborne, Inc.	17,660	320,529
Man Sang Holdings, Inc. (a)*	9,800	65,366
Movado Group, Inc. (a)	51,933	1,012,174
National Presto Industries, Inc. (a)	13,510	707,924
P & F Industries, Inc., Class A (a)*	5,120	32,768
Q.E.P. Co., Inc. *	8,900	67,195
Russ Berrie & Co., Inc. (a)*	3,740	52,584
The Warnaco Group, Inc. (a)*	77,196	3,044,610
Universal Electronics, Inc. (a)*	12,051	291,755
Weyco Group, Inc. (a)	12,684	376,334
Wolverine World Wide, Inc. (a)	44,540	1,292,105

		23,063,854
Consumer Services 3.3%

Ark Restaurants Corp.	250	7,250
Bally Technologies, Inc. (a)*	109,061	3,745,155
Bob Evans Farms, Inc. (a)	56,051	1,546,447
Burger King Holdings, Inc. (a)	111,350	3,079,941
Canterbury Park Holding Corp.	40	378
CBRL Group, Inc. (a)	8,856	316,779
Churchill Downs, Inc. (a)	3,929	185,606
Darden Restaurants, Inc. (a)	67,755	2,205,425
DeVry, Inc. (a)	50,432	2,110,075
Dover Motorsports, Inc. (a)	31,230	192,064
Flanigan’s Enterprises, Inc. *	1,831	14,785
Frisch’s Restaurants, Inc.	4,660	107,180
ILX Resorts, Inc.	8,290	42,279
INVESTools, Inc. (a)*	87,610	962,834
J. Alexander’s Corp. (a)	11,170	92,488
Lodgian, Inc. (a)*	2,036	22,701
Nathan’s Famous, Inc. (a)*	4,614	64,596
Nobel Learning Communities, Inc. *	15,620	208,996
Red Lion Hotels Corp. *	47,660	407,970
Rubio’s Restaurants, Inc. (a)*	8,220	47,018
Service Corp. International (a)	412,390	4,181,634
Silverleaf Resorts, Inc. (a)*	94,977	215,598
Speedway Motorsports, Inc. (a)	35,510	890,236
Star Buffet, Inc.	2,037	14,605
Stewart Enterprises, Inc., Class A (a)	88,115	565,698
The Marcus Corp. (a)	1,589	30,509
Vail Resorts, Inc. (a)*	9	435
WMS Industries, Inc. (a)*	93,408	3,359,886

		24,618,568
Diversified Financials 1.4%

American Physicians Service Group, Inc.	16,095	315,140
California First National Bancorp	8,190	83,374
Federated Investors, Inc., Class B (a)	29,649	1,161,055
GAMCO Investors, Inc., Class A (a)	6,760	340,434
Greenhill & Co., Inc. (a)	27,700	1,926,812
Knight Capital Group, Inc., Class A (a)*	316,775	5,144,426
MicroFinancial, Inc.	33,200	173,636
Paulson Capital Corp. *	900	4,635
PICO Holdings, Inc. (a)*	4,109	124,215
Stifel Financial Corp. (a)*	24,985	1,121,826

		10,395,553
See financial notes.
30  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Discovery Fund

	Number of	Value
Security	Shares	($)
Energy 15.5%

Adams Resources & Energy, Inc.	4,753	132,133
Alpha Natural Resources, Inc. (a)*	12,079	524,712
Atlas America, Inc. (a)	8,774	530,301
ATP Oil & Gas Corp. *	59,340	1,941,605
Atwood Oceanics, Inc. *	84,700	7,768,684
Berry Petroleum Co., Class A (a)	9,612	446,862
Bill Barrett Corp. (a)*	14,032	663,012
Bois d’Arc Energy, Inc. (a)*	28,090	603,654
Cimarex Energy Co. (a)	126,522	6,925,814
Complete Production Services, Inc. (a)*	19,887	456,208
Comstock Resources, Inc. (a)*	38,961	1,570,128
Contango Oil & Gas Co. (a)*	340	21,967
Crosstex Energy, Inc. (a)	39,892	1,354,333
Dawson Geophysical Co. (a)*	300	20,250
Encore Acquisition Co. *	13,681	551,071
EXCO Resources, Inc. (a)*	89,950	1,664,075
FMC Technologies, Inc. (a)*	20	1,138
Forest Oil Corp. (a)*	15,294	748,794
Foundation Coal Holdings, Inc. (a)	96,251	4,844,313
Global Industries Ltd. (a)*	17,748	285,565
Gulf Island Fabrication, Inc.	1,450	41,644
GulfMark Offshore, Inc. (a)*	57,354	3,138,411
Harvest Natural Resources, Inc. (a)*	6,014	72,529
Helix Energy Solutions Group, Inc. (a)*	4,610	145,215
Helmerich & Payne, Inc. (a)	202,738	9,502,330
Hornbeck Offshore Services, Inc. (a)*	61,305	2,799,799
International Coal Group, Inc. (a)*	1,810	11,494
ION Geophysical Corp. (a)*	174,571	2,409,080
Lufkin Industries, Inc. (a)	29,340	1,872,479
Mariner Energy, Inc. (a)*	232,340	6,275,503
Massey Energy Co. (a)	12,830	468,295
McMoRan Exploration Co. (a)*	3,500	60,515
Oil States International, Inc. (a)*	93,915	4,208,331
Penn Virginia Corp.	102,408	4,515,169
Petrohawk Energy Corp. (a)*	13,410	270,480
PetroQuest Energy, Inc. (a)*	9,697	168,146
Plains Exploration & Production Co. (a)*	33,074	1,757,552
Pride International, Inc. (a)*	89,216	3,118,099
Rosetta Resources, Inc. (a)*	134,772	2,650,965
Rowan Cos., Inc. (a)	220,279	9,071,089
SEACOR Holdings, Inc. (a)*	62,428	5,328,854
St. Mary Land & Exploration Co. (a)	19,962	768,537
Stone Energy Corp. (a)*	300	15,693
Superior Energy Services, Inc. (a)*	141,250	5,596,325
Swift Energy Co. (a)*	74,175	3,337,133
T-3 Energy Services, Inc. (a)*	16,089	684,748
Tidewater, Inc. (a)	181,780	10,017,896
Trico Marine Services, Inc. (a)*	31,144	1,213,682
Union Drilling, Inc. (a)*	33,732	589,973
Unit Corp. (a)*	20,943	1,186,421
W&T Offshore, Inc. (a)	1,300	44,343
W-H Energy Services, Inc. (a)*	570	39,245
Warren Resources, Inc. *	2,860	33,948
Whiting Petroleum Corp. (a)*	23,437	1,515,202
Willbros Group, Inc. (a)*	4,180	127,908

		114,111,652
Food & Staples Retailing 1.3%

Arden Group, Inc., Class A (a)	220	31,460
Casey’s General Stores, Inc. (a)	19,127	432,270
Ingles Markets, Inc., Class A (a)	27,765	682,741
Longs Drug Stores Corp. (a)	105,930	4,497,788
Nash Finch Co. (a)	34,633	1,176,829
Ruddick Corp. (a)	1,380	50,867
Spartan Stores, Inc. (a)	3,087	64,364
Susser Holdings Corp. *	12,170	228,431
The Great Atlantic & Pacific Tea Co., Inc. (a)*	57,602	1,510,324
Village Super Market, Inc., Class A (a)	4,268	219,802
Weis Markets, Inc. (a)	28,680	988,600

		9,883,476
Food, Beverage & Tobacco 2.0%

Cal-Maine Foods, Inc. (a)	36,900	1,231,722
Chiquita Brands International, Inc. *	8,850	204,523
Corn Products International, Inc. (a)	102,783	3,817,361
Darling International, Inc. (a)*	35,327	457,485
Diamond Foods, Inc. (a)	37,260	675,896
Flowers Foods, Inc. (a)	184,492	4,566,177
Fresh Del Monte Produce, Inc. (a)*	42,760	1,556,464
Griffin Land & Nurseries, Inc. (a)	3,320	114,507
J & J Snack Foods Corp. (a)	6,059	166,441
Omega Protein Corp. *	17,730	242,014
Seaboard Corp. (a)	1,171	1,832,615
Seneca Foods Corp., Class B *	1,000	20,850
Tasty Baking Co.	22,514	128,330
Zapata Corp. *	2,990	20,810

		15,035,195
Health Care Equipment & Services 2.9%

Allied Healthcare Products, Inc. *	19,700	121,746
Amedisys, Inc. (a)*	2,231	87,768
American Shared Hospital Services	5,642	13,541
Angeion Corp. (a)*	10,614	76,951
AngioDynamics, Inc. (a)*	13,195	152,534
Atrion Corp.	1,596	159,504
BioScrip, Inc. (a)*	9,865	66,687
Cardiac Science Corp. *	59,815	499,455
CONMED Corp. (a)*	28,955	742,406
Cynosure, Inc., Class A (a)*	19,880	423,444
Datascope Corp. (a)	33,805	1,400,541
Gentiva Health Services, Inc. (a)*	75,234	1,637,092
Greatbatch, Inc. (a)*	1,960	36,084
Hanger Orthopedic Group, Inc. *	54,190	584,168
HMS Holdings Corp. (a)*	13,760	392,848
IntegraMed America, Inc. (a)*	17,125	167,654
Invacare Corp. (a)	15,786	351,712
Kewaunee Scientific Corp.	4,537	68,055
Kindred Healthcare, Inc. *	74,536	1,630,102
MedCath Corp. (a)*	28,981	527,454
See financial notes.
Laudus U.S. Equity Funds   31

Laudus Rosenberg U.S. Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
MTS Medication Technologies (a)*	13,395	163,419
National Dentex Corp. *	2,940	37,897
National Healthcare Corp. (a)	19,244	937,183
Natus Medical, Inc. (a)*	18,081	328,170
Neogen Corp. (a)*	292	7,329
Orthofix International N.V. (a)*	46,100	1,833,397
Osteotech, Inc. (a)*	13,670	64,932
Pediatrix Medical Group, Inc. (a)*	9,400	633,560
Radnet, Inc. (a)*	48,365	340,490
RehabCare Group, Inc. (a)*	51,698	775,470
Res-Care, Inc. *	67,585	1,159,083
Skilled Healthcare Group, Inc., Class A (a)*	55,227	606,392
Span-America Medical Systems, Inc. (a)	7,600	89,680
SRI/ Surgical Express, Inc. *	8,659	37,234
STERIS Corp. (a)	130,985	3,514,328
Theragenics Corp. (a)*	75,290	296,643
Young Innovations, Inc.	1,780	30,830
Zoll Medical Corp. (a)*	60,998	1,621,937

		21,617,720
Household & Personal Products 0.7%

Chattem, Inc. (a)*	2,248	149,132
Elizabeth Arden, Inc. (a)*	14,042	280,138
Energizer Holdings, Inc. (a)*	31,783	2,875,726
Inter Parfums, Inc. (a)	13,802	304,748
Natural Alternative International, Inc. (a)*	16,941	152,469
Nutraceutical International Corp. *	10,470	136,110
Oil-Dri Corp. of America	18,400	329,176
Physicians Formula Holdings, Inc. (a)*	505	4,505
Schiff Nutrition International, Inc.	16,960	101,590
The Estee Lauder Cos., Inc., Class A (a)	21,070	966,060

		5,299,654
Insurance 7.9%

21st Century Holding Co.	520	6,661
Affirmative Insurance Holdings, Inc. (a)	5,370	42,853
Alleghany Corp. (a)*	10,478	3,578,264
Allied World Assurance Co. Holdings Ltd. (a)	94,397	3,747,561
American Financial Group, Inc. (a)	256,669	6,560,460
American National Insurance Co. (a)	15,033	1,604,021
American Safety Insurance Holdings Ltd. *	19,180	327,978
Arch Capital Group Ltd. (a)*	2,708	185,958
Aspen Insurance Holdings Ltd.	214,319	5,653,735
Baldwin & Lyons, Inc., Class B (a)	4,275	109,782
Delphi Financial Group, Inc., Class A (a)	14,509	424,098
Endurance Specialty Holdings Ltd. (a)	168,400	6,163,440
Flagstone Reinsurance Holdings Ltd. (a)	23,823	288,258
Hanover Insurance Group, Inc. (a)	58,028	2,387,272
Harleysville Group, Inc. (a)	3,780	136,420
HCC Insurance Holdings, Inc. (a)	32,380	734,702
Hilltop Holdings, Inc. (a)*	13,020	135,408
Horace Mann Educators Corp. (a)	95,300	1,665,844
IPC Holdings Ltd. (a)	114,058	3,193,624
Kansas City Life Insurance Co.	9,691	465,750
Max Capital Group Ltd. (a)	6,311	165,285
National Western Life Insurance Co., Class A (a)	3,418	740,988
NYMAGIC, Inc. (a)	6,510	147,842
Odyssey Re Holdings Corp. (a)	2,260	83,055
PartnerRe Ltd. (a)	114,670	8,749,321
Platinum Underwriters Holdings Ltd. (a)	119,419	3,876,341
Presidential Life Corp. (a)	33,821	589,838
RenaissanceRe Holdings Ltd. (a)	101,076	5,246,855
The National Security Group, Inc.	510	8,548
Unico American Corp. *	11,830	111,202
United America Indemnity Ltd., Class A (a)*	26,483	510,063
Universal Insurance Holdings, Inc. (a)	65,987	249,431
Wesco Financial Corp. (a)	338	136,552

		58,027,410
Materials 11.2%

A.M. Castle & Co. (a)	13,700	369,900
AK Steel Holding Corp. (a)	69,820	3,799,604
American Pacific Corp. (a)*	10,759	171,821
Arch Chemicals, Inc. (a)	13,036	485,721
Celanese Corp., Series A	139,291	5,439,314
Century Aluminum Co. (a)*	8,889	588,807
CF Industries Holdings, Inc. (a)	140,746	14,584,101
Chemtura Corp. (a)	10,684	78,421
Coeur d’Alene Mines Corp. (a)*	78,216	315,993
Commercial Metals Co.	520	15,584
Compass Minerals International, Inc. (a)	8,180	482,456
Constar International, Inc. (a)*	25,990	68,094
Continental Materials Corp. (a)*	300	7,065
Cytec Industries, Inc.	18,436	992,779
FMC Corp. (a)	254,304	14,111,329
Friedman Industries, Inc.	15,410	79,361
Glatfelter (a)	29,105	439,777
Great Northern Iron Ore Properties	846	112,349
Greif, Inc., Class A (a)	37,807	2,568,229
Hecla Mining Co. *	7,680	85,709
Hercules, Inc.	18,263	334,030
Innophos Holdings, Inc. (a)	15,040	241,994
Innospec, Inc. (a)	16,319	345,963
International Flavors & Fragrances, Inc.	2,070	91,183
Kaiser Aluminum Corp. (a)	14,236	986,555
LSB Industries, Inc. (a)*	28,860	425,396
Material Sciences Corp. (a)*	9,583	74,364
Nalco Holding Co. (a)	11,049	233,686
NN, Inc. (a)	11,261	109,570
Olin Corp. (a)	14,163	279,861
Olympic Steel, Inc. (a)	20,819	938,937
Owens-Illinois, Inc. (a)*	24,054	1,357,367
Packaging Corp. of America (a)	184,671	4,123,703
Penford Corp.	19,895	432,318
PolyOne Corp. *	1,086	6,918
See financial notes.
32  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Discovery Fund

	Number of	Value
Security	Shares	($)
Reliance Steel & Aluminum Co. (a)	106,940	6,401,428
Rock of Ages Corp. *	17,157	67,942
Rockwood Holdings, Inc. (a)*	22,678	743,158
RPM International, Inc. (a)	10,634	222,676
Schnitzer Steel Industries, Inc., Class A (a)	62,201	4,417,515
Schweitzer-Mauduit International, Inc. (a)	33,593	777,342
Steel Dynamics, Inc. (a)	3,914	129,319
Stepan Co. (a)	20,720	792,126
Stillwater Mining Co. (a)*	9,802	151,637
Terra Industries, Inc. (a)*	255,041	9,061,607
The Scotts Miracle-Gro Co., Class A (a)	117,274	3,802,023
UFP Technologies, Inc. *	2,270	17,592
United States Lime & Minerals, Inc. (a)*	5,054	146,819
Worthington Industries, Inc. (a)	61,219	1,032,765

		82,542,208
Media 0.4%

Alloy, Inc. *	35,700	262,395
Mediacom Communications Corp., Class A *	5,501	23,819
Scholastic Corp. (a)*	82,877	2,508,687

		2,794,901
Pharmaceuticals & Biotechnology 5.2%

Accelrys, Inc. (a)*	17,798	96,287
Albany Molecular Research, Inc. (a)*	4,330	52,566
Bio-Rad Laboratories, Inc., Class A (a)*	11,950	1,062,952
Bioanalytical Systems, Inc. *	3,360	19,656
Bruker BioSciences Corp. (a)*	108,817	1,674,694
Emergent Biosolutions, Inc. (a)*	15,500	138,260
Harvard Bioscience, Inc. (a)*	79,450	397,250
Illumina, Inc. (a)*	44,574	3,383,167
Invitrogen Corp. (a)*	102,334	8,746,487
Kendle International, Inc. *	37,621	1,689,935
Millennium Pharmaceuticals, Inc. (a)*	1,150	17,779
Mylan, Inc. (a)	10,440	121,104
NPS Pharmaceuticals, Inc. (a)*	74,482	290,480
Par Pharmaceutical Cos, Inc. (a)*	740	12,869
PAREXEL International Corp. (a)*	162,487	4,240,911
PerkinElmer, Inc. (a)	288,214	6,989,189
Perrigo Co. (a)	126,254	4,763,563
Pharmanet Development Group, Inc. (a)*	21,619	545,447
Replidyne, Inc. (a)*	62,280	87,815
Sciele Pharma, Inc. (a)*	60,007	1,170,136
Varian, Inc. *	35,430	2,052,106
Waters Corp. (a)*	701	39,046
Watson Pharmaceuticals, Inc. (a)*	26,509	777,244

		38,368,943
Real Estate 2.5%

Ashford Hospitality Trust (a)	176,644	1,003,338
Cedar Shopping Centers, Inc. (a)	7,100	82,928
DiamondRock Hospitality Co. (a)	116,971	1,482,023
Douglas Emmett, Inc. (a)	15,013	331,187
Extra Space Storage, Inc. (a)	187,131	3,029,651
Gladstone Commercial Corp. (a)	1,483	23,061
Hersha Hospitality Trust (a)	111,821	1,009,744
Investors Real Estate Trust (a)	3,237	31,658
J.W. Mays, Inc. *	500	9,975
LTC Properties, Inc. (a)	60,403	1,552,961
Medical Properties Trust, Inc. (a)	136,010	1,539,633
MHI Hospitality Corp.	2,190	13,709
Mission West Properties, Inc. (a)	44,097	416,717
Monmouth Real Estate Investment Corp., Class A	58,385	467,080
National Retail Properties, Inc.	49,601	1,093,702
One Liberty Properties, Inc.	26,650	428,798
Ramco-Gershenson Properties Trust (a)	39,167	826,815
Strategic Hotels & Resorts, Inc. (a)	204,986	2,691,466
Sunstone Hotel Investors, Inc. (a)	64,628	1,034,694
Supertel Hospitality, Inc. (a)	51,000	270,300
United Capital Corp. (a)*	8,880	193,140
Urstadt Biddle Properties, Inc., Class A (a)	2,910	45,774
Winthrop Realty Trust	145,531	599,588
ZipRealty, Inc. (a)*	46,654	244,467

		18,422,409
Retailing 1.0%

1-800-FLOWERS.COM, Inc., Class A (a)*	80,900	688,459
AMCON Distributing Co. *	1,300	40,118
Big Lots, Inc. (a)*	40,670	906,941
Books-A-Million, Inc. (a)	37,920	331,421
Build-A-Bear Workshop, Inc. (a)*	6,040	54,904
Educational Development Corp.	764	4,424
Franklin Covey Co. *	52,790	395,925
Gaiam, Inc., Class A (a)*	11,802	204,411
GSI Commerce, Inc. (a)*	19,369	254,702
Hastings Entertainment, Inc. (a)*	26,860	211,120
IAC/ InterActiveCorp *	1,470	30,517
Jennifer Convertibles, Inc. *	1,290	2,954
Jo-Ann Stores, Inc. (a)*	1,590	23,421
Monro Muffler Brake, Inc. (a)	9,139	154,449
Netflix, Inc. (a)*	50	1,732
Priceline.com, Inc. (a)*	16,720	2,020,779
REX Stores Corp. *	25,070	493,127
Sport Supply Group, Inc. (a)	23,790	284,290
Stage Stores, Inc.	8,605	139,401
Systemax, Inc. (a)	28,607	345,000
The Aristotle Corp. *	450	4,698
The Bon-Ton Stores, Inc. (a)	6,730	36,813
The Buckle, Inc. (a)	6,430	287,614
The Finish Line, Inc., Class A	715	3,403
Trans World Entertainment Corp. (a)*	30,055	113,007

		7,033,630
Semiconductors & Semiconductor Equipment 1.8%

Applied Micro Circuits Corp. *	790	5,672
Aviza Technology, Inc. (a)*	11,328	6,132
CEVA, Inc. (a)*	50,470	386,095
Cirrus Logic, Inc. (a)*	106,662	716,769
See financial notes.
Laudus U.S. Equity Funds   33

Laudus Rosenberg U.S. Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
DSP Group, Inc. *	10,420	132,751
Fairchild Semiconductor International, Inc. (a)*	30,546	364,108
FEI Co. (a)*	90,663	1,979,173
Microtune, Inc. (a)*	13,502	49,417
MKS Instruments, Inc. (a)*	4,772	102,121
Monolithic Power Systems (a)*	23,817	419,894
OmniVision Technologies, Inc. (a)*	13,423	225,775
Pericom Semiconductor Corp. (a)*	72,840	1,069,291
Skyworks Solutions, Inc. (a)*	454,433	3,308,272
Standard Microsystems Corp. (a)*	34,173	997,168
Trio-Tech International	5,030	31,941
TriQuint Semiconductor, Inc. (a)*	197,479	999,244
Varian Semiconductor Equipment Associates, Inc. (a)*	26,580	748,227
Veeco Instruments, Inc. *	760	12,639
Zoran Corp. (a)*	136,910	1,870,191

		13,424,880
Software & Services 7.0%

American Software, Inc., Class A (a)	17,050	106,733
AsiaInfo Holdings, Inc. (a)*	56,811	616,967
Astea International, Inc. *	8,570	33,509
Bankrate, Inc. (a)*	1,148	57,274
BMC Software, Inc. (a)*	7	228
Cadence Design Systems, Inc. (a)*	150,462	1,606,934
Chordiant Software, Inc. (a)*	48,048	289,729
CIBER, Inc. (a)*	163,269	800,018
Computer Task Group, Inc. *	27,930	115,072
Convergys Corp. (a)*	37,350	562,491
CSG Systems International, Inc. (a)*	10,429	118,578
CSP, Inc. (a)*	9,451	56,989
Dynamics Research Corp. (a)*	17,804	179,998
EarthLink, Inc. (a)*	8,740	65,987
Edgewater Technology, Inc. (a)*	33,993	179,143
EPIQ Systems, Inc. (a)*	51,618	801,111
Gevity HR, Inc. (a)	36,410	315,311
Hackett Group, Inc. *	45,797	179,066
Hewitt Associates, Inc., Class A (a)*	3,208	127,582
iGATE Corp. (a)*	1,381	9,833
Integral Systems, Inc. (a)	17,607	514,653
Interwoven, Inc. *	113,500	1,212,180
JDA Software Group, Inc. (a)*	75,752	1,382,474
Keynote Systems, Inc. (a)*	29,014	342,075
Lawson Software, Inc. *	378,901	2,853,124
Manhattan Associates, Inc. (a)*	220	5,045
MAXIMUS, Inc.	54,634	2,005,614
Mentor Graphics Corp. (a)*	1,520	13,422
Moldflow Corp. *	22,947	400,196
MPS Group, Inc. (a)*	191,574	2,264,405
Ness Technologies, Inc. (a)*	10,789	102,388
NetScout Systems, Inc. (a)*	72,145	670,948
Novell, Inc. (a)*	234,240	1,473,370
Online Resources Corp *	1,820	17,508
Perot Systems Corp., Class A (a)*	227,578	3,422,773
Phoenix Technologies Ltd. (a)*	18,448	288,896
Progress Software Corp. (a)*	12,022	359,698
QAD, Inc. (a)	39,060	328,495
Quest Software, Inc. (a)*	67,260	879,088
Radiant Systems, Inc. (a)*	58,546	817,888
Retalix Ltd. (a)*	3,772	53,525
S1 Corp. (a)*	100,821	716,837
Sapient Corp. (a)*	60,907	423,913
Servidyne, Inc.	1,490	9,238
Solera Holdings, Inc. (a)*	19,764	481,451
SonicWALL, Inc. (a)*	202,447	1,653,992
SPSS, Inc. (a)*	51,700	2,004,926
SumTotal Systems, Inc. (a)*	17,521	73,062
Sybase, Inc. (a)*	256,161	6,737,034
Synopsys, Inc. (a)*	350,865	7,968,144
TechTeam Global, Inc. *	26,600	240,730
TIBCO Software, Inc. (a)*	163,479	1,167,240
TNS, Inc. (a)*	56,358	1,163,229
TSR, Inc.	4,099	17,216
Unisys Corp. *	11,035	48,885
United Online, Inc. (a)	178,593	1,885,942
Vignette Corp. (a)*	76,256	1,007,342

		51,229,499
Technology Hardware & Equipment 7.9%

ADDvantage Technologies Group, Inc. (a)*	4,170	14,428
Aetrium, Inc. *	7,101	27,907
Allied Motion Technologies, Inc. *	15,522	73,574
Arrow Electronics, Inc. (a)*	255,517	8,598,147
Astro-Med, Inc.	15,610	139,709
Avnet, Inc. (a)*	417,340	13,659,538
AVX Corp. (a)	98,800	1,265,628
Black Box Corp. (a)	47,851	1,476,203
Bonso Electronic International, Inc. *	3,393	7,024
Brocade Communications Systems, Inc. (a)*	226,569	1,653,954
Coherent, Inc. (a)*	50,588	1,410,899
CommScope, Inc. (a)*	3,660	127,478
Communications Systems, Inc.	21,480	231,340
CTS Corp. (a)	100,155	1,071,658
Data I/ O Corp. (a)*	8,734	37,993
Ddi Corp. (a)*	37,086	172,079
Digi International, Inc. (a)*	69,546	802,561
Electro Scientific Industries, Inc. (a)*	82,765	1,363,967
Electronics for Imaging, Inc. (a)*	9,426	140,636
EMS Technologies, Inc. (a)*	28,902	784,400
Emulex Corp. (a)*	210,890	3,424,854
FLIR Systems, Inc. (a)*	39,216	1,180,009
Gerber Scientific, Inc. (a)*	10,166	90,376
Globecomm Systems, Inc. (a)*	4,255	37,018
Harmonic, Inc. *	202,815	1,541,394
Insight Enterprises, Inc. *	100,053	1,750,927
Interphase Corp. (a)*	1,160	5,243
IntriCon Corp. *	11,040	88,210
Itron, Inc. (a)*	1,224	110,442
Keithley Instruments, Inc. (a)	650	6,305
KEMET Corp. (a)*	37,976	153,423
Key Tronic Corp. *	509	1,318
Loral Space & Communications, Inc. (a)*	28,709	684,423
Measurement Specialties, Inc. (a)*	38,491	672,438
See financial notes.
34  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Discovery Fund

	Number of	Value
Security	Shares	($)
Mesa Laboratories, Inc.	2,568	57,523
Methode Electronics, Inc. (a)	23,098	270,016
Mettler-Toledo International, Inc. *	6,864	666,632
MOCON, Inc. (a)	3,253	36,694
NETGEAR, Inc. (a)*	1,387	27,671
Network Equipment Technologies, Inc. (a)*	63,494	417,156
O.I. Corp.	4,685	55,283
Oplink Communications, Inc. (a)*	40,339	357,807
Optical Cable Corp. *	7,491	37,455
OSI Systems, Inc. (a)*	40,800	939,216
PC Connection, Inc. (a)*	200	1,584
Perceptron, Inc. *	18,668	236,524
Rofin-Sinar Technologies, Inc. (a)*	1,440	64,656
Schmitt Industries, Inc. *	1,892	11,257
SeaChange International, Inc. (a)*	1,970	13,849
Sigmatron International, Inc. (a)*	690	4,271
Soapstone Networks, Inc. (a)	28,535	204,311
Spectrum Control, Inc. (a)*	35,600	301,176
Super Micro Computer, Inc. (a)*	24,900	207,915
Sutron Corp. *	80	560
Technitrol, Inc. (a)	152,370	3,524,318
TESSCO Technologies, Inc. (a)*	9,026	135,390
Tollgrade Communications, Inc. *	30,331	158,934
TTM Technologies, Inc. (a)*	3,330	37,696
Vicon Industries, Inc. (a)*	9,260	46,300
Vishay Intertechnology, Inc. *	467,946	4,239,591
Western Digital Corp. (a)*	106,306	2,874,514
Zones, Inc. (a)*	5,640	46,304
Zygo Corp. (a)*	51,155	636,368

		58,416,474
Telecommunication Services 1.5%

Atlantic Tele-Network, Inc. (a)	1,105	37,382
CenturyTel, Inc. (a)	231,768	7,703,968
D&E Communications, Inc.	38,728	344,679
Gilat Satellite Networks Ltd. *	93,765	1,015,475
HickoryTech Corp.	4,874	39,821
Hungarian Telephone & Cable Corp. (a)*	490	8,502
Premiere Global Services, Inc. (a)*	94,195	1,350,756
USA Mobility, Inc. (a)*	41,371	295,389

		10,795,972
Transportation 1.2%

Air T., Inc.	970	9,331
B & H Ocean Carriers Ltd. *	7,460	77,771
Dynamex, Inc. (a)*	27,778	702,784
Genco Shipping & Trading Ltd. (a)	12,290	693,525
International Shipholding Corp. *	2,100	40,278
Park-Ohio Holdings Corp. (a)*	6,420	100,858
Republic Airways Holdings, Inc. (a)*	55,564	1,203,516
Ryder System, Inc.	33,590	2,045,967
SkyWest, Inc. (a)	174,628	3,688,143

		8,562,173
Utilities 5.0%

Alliant Energy Corp. (a)	211,023	7,387,915
Artesian Resources Corp., Class A	10,340	191,600
CenterPoint Energy, Inc. (a)	547,637	7,814,780
CH Energy Group, Inc. (a)	8,582	333,840
Delta Natural Gas Co., Inc.	6,413	158,337
Energy West, Inc.	1,905	16,669
Florida Public Utilities Co.	10,870	121,201
Maine & Maritimes Corp. *	3,843	106,835
MDU Resources Group, Inc. (a)	373,607	9,172,052
Northeast Utilities (a)	138	3,387
NorthWestern Corp.	20,020	487,887
ONEOK, Inc.	310	13,835
Pennichuck Corp. (a)	2,764	63,848
Pepco Holdings, Inc. (a)	136,912	3,384,465
Portland General Electric Co. (a)	10,529	237,429
RGC Resources, Inc.	3,037	84,611
Southern Union Co.	680	15,824
The Laclede Group, Inc. (a)	2,420	86,225
UIL Holdings Corp. (a)	1,880	56,644
Unisource Energy Corp.	48,690	1,083,839
Unitil Corp.	2,890	77,886
Westar Energy, Inc. (a)	216,933	4,939,564
WGL Holdings, Inc. (a)	18,750	601,125

		36,439,798

Total Common Stock (Cost $698,254,356)		733,707,665

Foreign Common Stock 0.0% of net assets
Bermuda 0.0%

Telecommunication Services 0.0%
Global Crossing Ltd. (a)*	5,318	80,621

Total Foreign Common Stock (Cost $82,705)		80,621

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 1.5% of net assets
Repurchase Agreement 1.5%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $10,796,600 (fully collateralized by Federal National Mortgage Association with a value of $11,016,784.)	10,796,000	10,796,000

Total Short-Term Investment (Cost $10,796,000)		10,796,000

End of Investments.
See financial notes.
Laudus U.S. Equity Funds   35

Laudus Rosenberg U.S. Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Collateral Invested for Securities on Loan 34.0% of net assets
State Street Navigator Security Lending Prime Portfolio	250,095,950	250,095,950

End of collateral invested for securities on loan.

At 03/31/08, the tax basis cost of the fund’s investments was $709,831,489 and the unrealized appreciation and depreciation were $94,094,685 and ($59,341,888), respectively, with a net unrealized appreciation of $34,752,797.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.
See financial notes.
36  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Small Capitalization Fund
Portfolio Holdings as of March 31, 2007

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	552,025,608	604,735,597
—%	Foreign Common Stock	245,080	237,042

98.7%	Total Investments	552,270,688	604,972,639
41.0%	Collateral Invested for Securities on Loan	251,007,699	251,007,699
(39.7)%	Other Assets and Liabilities		(243,261,712)

100.0%	Net Assets		612,718,626

	Number of	Value
Security	Shares	($)
Common Stock 98.7% of net assets
Automobiles & Components 1.2%

Aftermarket Technology Corp. (a)*	56,640	1,101,082
Cooper Tire & Rubber Co. (a)	88,176	1,319,995
Exide Technologies (a)*	80,186	1,050,437
Standard Motor Products, Inc.	6,660	40,759
Strattec Security Corp. (a)	200	8,466
Superior Industries International, Inc. (a)	22,754	472,145
TRW Automotive Holdings Corp. (a)*	137,358	3,210,056

		7,202,940
Banks 3.5%

Alliance Financial Corp.	830	20,750
American National Bankshares, Inc.	100	2,143
BancFirst Corp. (a)	27,663	1,266,412
Banco Latinoamericano de Exportaciones, S.A., Class E (a)	136,565	2,103,101
Berkshire Bancorp, Inc.	970	13,968
Beverly Hills Bancorp, Inc. (a)	132,360	334,871
Britton & Koontz Capital Corp.	5,933	94,572
Camco Financial Corp.	530	5,833
Carrollton Bancorp	560	7,560
Carver Bancorp, Inc. (a)	21,720	253,690
Cascade Financial Corp.	270	3,294
Central Bancorp, Inc. (a)	110	2,028
Centrue Financial Corp.	8,242	160,719
CFS Bancorp, Inc. (a)	24,002	344,909
Codorus Valley Bancorp, Inc.	2,165	35,160
Community Bank Shares of Indiana, Inc.	1,190	23,354
Community Bankshares, Inc.	720	8,633
Community Capital Corp.	3,966	62,227
Community Financial Corp.	4,180	33,440
Community Shores Bank Corp. *	180	936
Crescent Banking Co.	324	3,564
Elmira Savings Bank, FSB (a)	5,026	93,534
Farmers Capital Bank Corp.	1,755	41,646
Fidelity Bancorp, Inc.	60	849
Fidelity Southern Corp.	6,159	51,797
First Bancorp of Indiana, Inc. (a)	4,691	55,823
First Bancshares, Inc. *	11,651	192,591
First BancTrust Corp.	12,250	111,842
First Capital, Inc.	100	1,660
First Citizens BancShares, Inc., Class A (a)	8,044	1,120,931
First Community Corp.	630	9,324
First Defiance Financial Corp.	24,036	441,061
First Federal Bancshares of Arkansas, Inc. (a)	14,014	193,113
First Federal Bankshares, Inc. (a)	8,373	115,547
First Financial Service Corp.	119	2,838
First M&F Corp.	5,900	85,550
First Niagara Financial Group, Inc. (a)	49,400	671,346
First West Virginia Bancorp, Inc.	320	5,040
FirstMerit Corp. (a)	47,136	973,830
FNB Corp. of North Carolina	11,864	124,572
Franklin Bank Corp. (a)*	5,561	16,850
Gateway Financial Holdings, Inc. (a)	10,996	116,558
Glen Burnie Bancorp	420	5,030
Great Pee Dee Bancorp, Inc.	1,500	34,515
GS Financial Corp.	8,330	138,486
Guaranty Federal Bancshares, Inc. (a)	7,644	199,891
Habersham Bancorp (a)	24,098	335,444
Harrington West Financial Group, Inc. (a)	660	5,392
Hawthorn Bancshares, Inc.	3,930	108,075
Heritage Financial Corp.	1,730	30,102
HF Financial Corp. (a)	24,416	390,656
Hingham Institution for Savings (a)	8,940	256,801
HMN Financial, Inc.	19,380	447,290
Horizon Bancorp	5,893	134,891
International Bancshares Corp. (a)	27,130	612,595
Lincoln Bancorp (a)	2,400	29,232
LSB Financial Corp.	3,926	71,846
MASSBANK Corp.	11,662	451,669
MFB Corp. (a)	3,280	109,175
Monarch Community Bancorp, Inc.	5,808	58,661
NB&T Financial Group, Inc.	100	1,907
New Hampshire Thrift Bancshares, Inc. (a)	10,020	123,246
North Central Bancshares, Inc. (a)	300	8,867
Northeast Bancorp (a)	100	1,475
Pacific Premier Bancorp, Inc. (a)*	2,540	17,780
Park Bancorp, Inc.	12,118	251,509
Parkvale Financial Corp.	28,120	754,741
Peoples Bancorp	414	6,469
Peoples Bancorp of North Carolina	2,708	36,558
Peoples Community Bancorp, Inc.	2,004	7,996
Premier Financial Bancorp, Inc. (a)	2,220	25,641
Prosperity Bancshares, Inc. (a)	5,547	158,977
Provident Community Bancshares, Inc. (a)	372	6,603
Provident Financial Holdings, Inc. (a)	32,769	525,615
QCR Holdings, Inc. (a)	761	11,339
Republic First Bancorp, Inc. *	34,116	168,192
River Valley Bancorp	199	2,744
Rurban Financial Corp.	7,696	78,730
Security National Financial Corp., Class A *	39,754	153,053
Simmons First National Corp., Class A (a)	2,510	74,622
Southern First Bancshares, Inc. *	3,860	57,784
Southern Missouri Bancorp, Inc.	12,058	177,855
See financial notes.
Laudus U.S. Equity Funds   37

Laudus Rosenberg U.S. Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Southwest Bancorp, Inc. (a)	76,787	1,344,540
StellarOne Corp. (a)	1,077	18,212
Sun Bancorp, Inc. (a)*	8,796	115,843
SVB Financial Group (a)*	20,500	894,620
Team Financial, Inc.	15,648	203,424
Teche Holding Co. (a)	3,760	124,080
TF Financial Corp. (a)	10,476	254,043
UMB Financial Corp. (a)	14,900	613,880
United Bancshares, Inc.	10,998	153,972
United Community Financial Corp. (a)	34,360	213,032
United Western Bancorp, Inc. (a)	2,100	37,590
VIST Financial Corp.	1,489	26,742
Wainwright Bank & Trust Co. (a)	52,749	650,395
Willow Financial Bancorp, Inc.	1,262	9,326
WSB Holdings, Inc.	12,350	67,678
WSFS Financial Corp. (a)	25,661	1,264,574
WVS Financial Corp.	151	2,416

		21,273,287
Capital Goods 13.3%

Aecom Technology Corp. (a)*	59,985	1,560,210
Alamo Group, Inc. (a)	320	6,806
Ameron International Corp. (a)	29,105	2,722,191
Applied Industrial Technologies, Inc. (a)	15,935	476,297
Badger Meter, Inc. (a)	5,436	234,835
Barnes Group, Inc. (a)	120,439	2,764,075
Chase Corp. (a)	16,720	302,799
Chicago Rivet & Machine Co.	4,920	110,208
Columbus Mckinnon Corp. (a)*	300	9,294
Cubic Corp. (a)	21,135	600,868
Curtiss-Wright Corp. (a)	1,080	44,798
Ducommun, Inc. *	11,350	314,055
Eastern Co. (a)	25,630	401,110
Edac Technologies Corp. *	19,163	122,643
EnPro Industries, Inc. (a)*	19,005	592,766
Espey Manufacturing & Electronics Corp.	20,760	415,200
Esterline Technologies Corp. (a)*	3,910	196,947
EXX, Inc., Class A (a)*	2,120	6,699
GrafTech International Ltd. (a)*	28,649	464,400
Hardinge, Inc. (a)	81,732	1,124,632
Herley Industries, Inc. (a)*	35,277	364,764
Hurco Cos., Inc. (a)*	9,198	430,282
II-VI, Inc. (a)*	59,257	2,250,581
Industrial Distribution Group, Inc. *	48,803	489,982
K-Tron International, Inc. *	21,580	2,591,974
Kadant, Inc. (a)*	55,200	1,621,776
Key Technology, Inc. (a)*	2,380	70,900
L.B. Foster Co., Class A (a)*	28,831	1,241,463
Lawson Products, Inc. (a)	7,117	196,073
Lydall, Inc. (a)*	81,080	928,366
Meadow Valley Corp. *	20,931	171,634
Mueller Industries, Inc. (a)	172,750	4,983,838
NACCO Industries, Inc., Class A (a)	35,357	2,861,796
Nortech Systems, Inc. *	938	5,698
Northwest Pipe Co. (a)*	43,123	1,832,296
Orbital Sciences Corp. (a)*	154,050	3,712,605
Patrick Industries, Inc. *	300	2,156
Perini Corp. (a)*	2,805	101,625
Powell Industries, Inc. *	4,850	190,945
PowerSecure International, Inc. (a)*	10,244	120,572
Preformed Line Products Co. (a)	5,514	268,422
Regal-Beloit Corp. (a)	230,460	8,441,750
Robbins & Myers, Inc. (a)	167,840	5,479,976
Rush Enterprises, Inc., Class A (a)*	137,306	2,174,927
Rush Enterprises, Inc., Class B (a)*	17,440	256,019
SL Industries, Inc. *	34,560	687,744
Standex International Corp. (a)	84,680	1,891,751
Tech/ Ops Sevcon, Inc.	7,056	49,392
Teledyne Technologies, Inc. (a)*	19,330	908,510
The L.S. Starrett Co., Class A (a)	25,886	498,047
The Middleby Corp. (a)*	78,850	4,919,452
Tredegar Corp. (a)	9,888	180,060
Triumph Group, Inc. (a)	88,588	5,043,315
Twin Disc, Inc. (a)	120,820	1,911,372
Valmont Industries, Inc. (a)	2,070	181,932
Willis Lease Finance Corp. *	72,568	912,180
Woodward Governor Co. (a)	423,275	11,309,908

		81,754,916
Commercial Services & Supplies 4.3%

A.T. Cross Co., Class A (a)*	35,330	242,011
ABM Industries, Inc. (a)	480	10,771
Avalon Holdings Corp., Class A *	9,680	58,080
CDI Corp. (a)	112,090	2,807,854
Champion Industries, Inc. (a)	20,740	108,263
Comfort Systems USA, Inc. (a)	217,469	2,829,272
CompX International, Inc. (a)	5,660	52,072
Deluxe Corp. (a)	78,461	1,507,236
Ecology & Environment, Inc., Class A (a)	25,430	303,888
Exponent, Inc. (a)*	99,554	3,269,353
GeoEye, Inc. (a)*	94,995	2,468,920
GP Strategies Corp. *	22,050	209,475
Interface, Inc., Class A (a)	935	13,137
Kelly Services, Inc., Class A (a)	196,775	4,045,694
Layne Christensen Co. (a)*	61,538	2,155,061
LECG Corp. (a)*	87,492	818,925
Nashua Corp. *	20,530	225,625
National Technical Systems, Inc. *	10,376	61,737
North American Galvanizing & Coatings, Inc. *	40,636	223,498
RCM Technologies, Inc. (a)*	98,583	380,530
Spherion Corp. (a)*	417,013	2,552,120
Steelcase, Inc., Class A (a)	3,900	43,134
Tufco Technologies, Inc. *	17,215	106,561
Virco Manufacturing Corp. (a)	22,650	118,460
VSE Corp.	16,602	468,674
Waste Industries USA, Inc. (a)	33,295	1,203,614
Westaff, Inc. (a)*	74,331	160,555

		26,444,520
Consumer Durables & Apparel 4.0%

Aldila, Inc.	21,474	244,804
American Biltrite, Inc. *	18,550	132,632
American Greetings Corp., Class A (a)	65,420	1,213,541
Blyth, Inc. (a)	124,288	2,450,959
Callaway Golf Co. (a)	125,248	1,838,641
CSS Industries, Inc. (a)	15,150	529,644
Culp, Inc. (a)*	54,440	409,389
See financial notes.
38  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Deckers Outdoor Corp. (a)*	30,224	3,258,752
Decorator Industries, Inc. (a)	690	2,532
Delta Apparel, Inc. (a)	11,171	67,473
Flexsteel Industries, Inc. (a)	21,910	295,347
Hooker Furniture Corp. (a)	22,349	499,277
Jaclyn, Inc. (a)*	470	4,033
JAKKS Pacific, Inc. (a)*	216,860	5,978,830
LaCrosse Footwear, Inc. (a)	1,158	18,377
Man Sang Holdings, Inc. (a)*	200	1,334
Movado Group, Inc. (a)	128,541	2,505,264
National Presto Industries, Inc. (a)	13,830	724,692
P & F Industries, Inc., Class A *	16,530	105,792
Q.E.P. Co., Inc. *	7,548	56,987
UniFirst Corp. (a)	46,960	1,741,746
Universal Electronics, Inc. (a)*	86,957	2,105,229
Weyco Group, Inc. (a)	1,979	58,717

		24,243,992
Consumer Services 2.4%

Ark Restaurants Corp. (a)	24,752	717,808
Bally Technologies, Inc. (a)*	4	137
Bob Evans Farms, Inc. (a)	152,716	4,213,434
CBRL Group, Inc. (a)	1,986	71,039
Churchill Downs, Inc. (a)	3,700	174,788
Frisch’s Restaurants, Inc.	26,420	607,660
ILX Resorts, Inc.	18,950	96,645
INVESTools, Inc. (a)*	10,075	110,724
J. Alexander’s Corp.	29,420	243,598
Nathan’s Famous, Inc. (a)*	3,065	42,910
Nobel Learning Communities, Inc. *	4,790	64,090
Red Lion Hotels Corp. (a)*	81,011	693,454
Silverleaf Resorts, Inc. (a)*	152,095	345,256
Speedway Motorsports, Inc. (a)	3,580	89,751
Star Buffet, Inc. (a)	7,383	52,936
WMS Industries, Inc. (a)*	192,651	6,929,657

		14,453,887
Diversified Financials 1.0%

American Physicians Service Group, Inc.	29,398	575,613
California First National Bancorp	35,001	356,310
GAMCO Investors, Inc., Class A (a)	14,870	748,853
Greenhill & Co., Inc. (a)	8,163	567,818
Knight Capital Group, Inc., Class A (a)*	146,503	2,379,209
MicroFinancial, Inc. (a)	48,620	254,283
Stifel Financial Corp. (a)*	25,421	1,141,403

		6,023,489
Energy 11.9%

Adams Resources & Energy, Inc. (a)	30,350	843,730
Alpha Natural Resources, Inc. (a)*	13,487	585,875
Atlas America, Inc. (a)	313	18,918
ATP Oil & Gas Corp. *	6,578	215,232
Atwood Oceanics, Inc. (a)*	110,880	10,169,914
Berry Petroleum Co., Class A	3,120	145,049
Bill Barrett Corp. (a)*	13,293	628,094
Complete Production Services, Inc. (a)*	20,234	464,168
Comstock Resources, Inc. (a)*	23,340	940,602
Contango Oil & Gas Co. (a)*	940	60,733
Crosstex Energy, Inc. (a)	13,085	444,236
Dawson Geophysical Co. (a)*	52,798	3,563,865
Dril-Quip, Inc. (a)*	11,098	515,724
Encore Acquisition Co. *	18,289	736,681
EXCO Resources, Inc. (a)*	124,920	2,311,020
Gulf Island Fabrication, Inc.	190	5,457
GulfMark Offshore, Inc. (a)*	62,111	3,398,714
Harvest Natural Resources, Inc. (a)*	1,478	17,825
Hornbeck Offshore Services, Inc. (a)*	99,311	4,535,533
International Coal Group, Inc. (a)*	4,672	29,667
ION Geophysical Corp. (a)*	232,019	3,201,862
Lufkin Industries, Inc. (a)	64,811	4,136,238
Mariner Energy, Inc. (a)*	389,331	10,515,830
McMoRan Exploration Co. (a)*	5,200	89,908
Oil States International, Inc. (a)*	156,395	7,008,060
Penn Virginia Corp.	157,358	6,937,914
Petrohawk Energy Corp. (a)*	14,360	289,641
Rosetta Resources, Inc. (a)*	125,520	2,468,979
Stone Energy Corp. (a)*	770	40,279
Swift Energy Co. (a)*	87,851	3,952,417
T-3 Energy Services, Inc. (a)*	29,813	1,268,841
Trico Marine Services, Inc. (a)*	60,144	2,343,812
Union Drilling, Inc. (a)*	42,088	736,119
Venoco, Inc. (a)*	5,610	65,188
W&T Offshore, Inc. (a)	1,120	38,203
Whiting Petroleum Corp. (a)*	220	14,223

		72,738,551
Food & Staples Retailing 2.0%

Arden Group, Inc., Class A (a)	302	43,186
Casey’s General Stores, Inc. (a)	18,814	425,196
Ingles Markets, Inc., Class A (a)	1,720	42,295
Longs Drug Stores Corp. (a)	166,653	7,076,086
Nash Finch Co. (a)	63,792	2,167,652
Ruddick Corp. (a)	1,360	50,130
Susser Holdings Corp. *	7,460	140,024
Village Super Market, Inc., Class A (a)	32,834	1,690,951
Weis Markets, Inc. (a)	26,618	917,523

		12,553,043
Food, Beverage & Tobacco 1.2%

Cal-Maine Foods, Inc. (a)	64,375	2,148,837
Chiquita Brands International, Inc. *	59,160	1,367,188
Darling International, Inc. (a)*	970	12,561
Flowers Foods, Inc. (a)	2,380	58,905
Fresh Del Monte Produce, Inc. (a)*	92,000	3,348,800
Omega Protein Corp. (a)*	25,962	354,381
Seneca Foods Corp., Class B *	390	8,132
Tasty Baking Co. (a)	33,007	188,140

		7,486,944
Health Care Equipment & Services 6.1%

Allied Healthcare Products, Inc. *	75,542	466,849
American Shared Hospital Services (a)	28,138	67,531
Analogic Corp. (a)	3	200
AngioDynamics, Inc. (a)*	22,580	261,025
Atrion Corp.	12,270	1,226,264
Cardiac Science Corp. (a)*	109,630	915,410
See financial notes.
Laudus U.S. Equity Funds   39

Laudus Rosenberg U.S. Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
CONMED Corp. (a)*	53,230	1,364,817
Cynosure, Inc., Class A (a)*	29,680	632,184
Datascope Corp. (a)	134,134	5,557,172
Gentiva Health Services, Inc. (a)*	33,891	737,468
Greatbatch, Inc. (a)*	2,340	43,079
Hanger Orthopedic Group, Inc. (a)*	55,483	598,107
HMS Holdings Corp. (a)*	89,312	2,549,858
Integra LifeSciences Holdings (a)*	71,365	3,102,236
IntegraMed America, Inc. *	33,034	323,403
Invacare Corp. (a)	39,233	874,111
Kewaunee Scientific Corp. (a)	24,858	372,870
Kindred Healthcare, Inc. (a)*	141,673	3,098,388
MedCath Corp. (a)*	63,164	1,149,585
MTS Medication Technologies (a)*	4,380	53,436
National Dentex Corp. *	47,550	612,919
National Healthcare Corp. (a)	45,687	2,224,957
Orthofix International N.V. (a)*	62,184	2,473,058
Radnet, Inc. *	1,667	11,736
RehabCare Group, Inc. (a)*	22,710	340,650
Res-Care, Inc. (a)*	175,407	3,008,230
Skilled Healthcare Group, Inc., Class A (a)*	111,911	1,228,783
SonoSite, Inc. (a)*	13,146	373,741
Span-America Medical Systems, Inc. (a)	26,220	309,396
SRI/ Surgical Express, Inc. (a)*	3,202	13,769
Theragenics Corp. (a)*	141,295	556,702
Zoll Medical Corp. (a)*	117,088	3,113,370

		37,661,304
Household & Personal Products 0.3%

Cascade International, Inc. (a)(b)(c)(d)*	37,660	—
Geopharma, Inc. (a)*	13,958	36,151
Inter Parfums, Inc. (a)	8,232	181,763
Natural Alternative International, Inc. *	34,822	313,398
Nutraceutical International Corp. (a)*	22,913	297,869
Oil-Dri Corp. of America	13,959	249,726
Schiff Nutrition International, Inc.	128,840	771,752

		1,850,659
Insurance 6.3%

Alleghany Corp. (a)*	8	2,786
American National Insurance Co. (a)	375	40,012
American Safety Insurance Holdings Ltd. *	56,270	962,217
Aspen Insurance Holdings Ltd. (a)	245,300	6,471,014
Delphi Financial Group, Inc., Class A (a)	199,896	5,842,960
Flagstone Reinsurance Holdings Ltd. (a)	18,479	223,596
FPIC Insurance Group, Inc. (a)*	71,127	3,352,927
Hallmark Financial Services, Inc. (a)*	6,312	70,442
Harleysville Group, Inc. (a)	12,576	453,868
Horace Mann Educators Corp. (a)	386,481	6,755,688
IPC Holdings Ltd. (a)	24,661	690,508
Kansas City Life Insurance Co. (a)	37,181	1,786,919
Mercer Insurance Group, Inc.	5,089	88,498
National Western Life Insurance Co., Class A (a)	23,320	5,055,543
Presidential Life Corp. (a)	84,114	1,466,948
Seabright Insurance Holdings (a)*	12,505	184,199
Unico American Corp. *	48,686	457,648
United America Indemnity Ltd., Class A (a)*	213,400	4,110,084
Universal Insurance Holdings, Inc. (a)	157,800	596,484

		38,612,341
Materials 6.7%

A. Schulman, Inc. (a)	229,173	4,704,922
A.M. Castle & Co. (a)	14,723	397,521
American Pacific Corp. (a)*	14,245	227,493
Arch Chemicals, Inc. (a)	26,564	989,775
Century Aluminum Co. (a)*	8,903	589,735
Coeur d’Alene Mines Corp. (a)*	11,350	45,854
Compass Minerals International, Inc. (a)	12,978	765,442
Constar International, Inc. (a)*	10,588	27,740
Continental Materials Corp. (a)*	6,350	149,542
Friedman Industries, Inc.	21,890	112,733
Glatfelter (a)	22,210	335,593
Hercules, Inc.	20,909	382,426
Innophos Holdings, Inc. (a)	2,780	44,730
Innospec, Inc. (a)	36,486	773,503
Kaiser Aluminum Corp. (a)	35,964	2,492,305
LSB Industries, Inc. (a)*	8,540	125,880
Minerals Technologies, Inc. (a)	5,320	334,096
Olin Corp. (a)	65,035	1,285,092
Olympic Steel, Inc. (a)	24,648	1,111,625
OM Group, Inc. *	1,500	81,810
Penford Corp. (a)	14,011	304,459
PolyOne Corp. (a)*	61,525	391,914
Rock of Ages Corp. *	5,960	23,602
Rockwood Holdings, Inc. (a)*	180	5,899
Schnitzer Steel Industries, Inc., Class A (a)	112,321	7,977,037
Schweitzer-Mauduit International, Inc. (a)	61,800	1,430,052
Stepan Co. (a)	37,660	1,439,742
Stillwater Mining Co. (a)*	8,110	125,462
Terra Industries, Inc. (a)*	251,206	8,925,349
The Scotts Miracle-Gro Co., Class A (a)	99,746	3,233,765
U.S. Energy Corp. (a)	1,750	5,862
UFP Technologies, Inc. *	2,460	19,065
Worthington Industries, Inc. (a)	142,094	2,397,126

		41,257,151
Media 0.9%

Alloy, Inc. (a)*	65,314	480,058
DG Fastchannel, Inc. (a)*	1,567	30,055
New Frontier Media, Inc.	3,020	13,469
Scholastic Corp. (a)*	158,060	4,784,476
Triple Crown Media, Inc. *	10,084	28,135

		5,336,193
See financial notes.
40  Laudus U.S. Equity Funds

Laudus Rosenberg U.S. Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Pharmaceuticals & Biotechnology 4.2%

Albany Molecular Research, Inc. (a)*	3,694	44,845
Bioanalytical Systems, Inc. *	580	3,393
Bruker BioSciences Corp. (a)*	237,059	3,648,338
Cambrex Corp. (a)	2,670	18,503
Emergent Biosolutions, Inc. (a)*	28,197	251,517
Harvard Bioscience, Inc. (a)*	103,862	519,310
Illumina, Inc. (a)*	45,782	3,474,854
Kendle International, Inc. (a)*	69,260	3,111,159
Medicis Pharmaceutical Corp., Class A	197,975	3,898,128
Noven Pharmaceuticals, Inc. *	890	7,992
PAREXEL International Corp. (a)*	242,998	6,342,248
Pharmanet Development Group, Inc. (a)*	6,313	159,277
Sciele Pharma, Inc. (a)*	78,327	1,527,377
Varian, Inc. (a)*	46,949	2,719,286

		25,726,227
Real Estate 3.3%

Ashford Hospitality Trust (a)	72,478	411,675
Extra Space Storage, Inc. (a)	87,893	1,422,988
Gladstone Commercial Corp. (a)	1,170	18,193
Hersha Hospitality Trust (a)	200,313	1,808,826
J.W. Mays, Inc. *	16,430	327,778
LTC Properties, Inc. (a)	135,283	3,478,126
Medical Properties Trust, Inc. (a)	248,860	2,817,095
MHI Hospitality Corp. (a)	510	3,193
Mission West Properties, Inc. (a)	86,808	820,336
Monmouth Real Estate Investment Corp., Class A	27,609	220,872
National Retail Properties, Inc.	53,390	1,177,249
One Liberty Properties, Inc.	38,130	613,512
Ramco-Gershenson Properties Trust (a)	29,355	619,684
Reis, Inc. (a)*	20,168	107,899
Strategic Hotel & Resorts, Inc. (a)	362,412	4,758,470
Supertel Hospitality, Inc. (a)	58,649	310,840
United Capital Corp. *	7,450	162,037
Winthrop Realty Trust	297,190	1,224,423

		20,303,196
Retailing 1.6%

1-800-FLOWERS.COM, Inc., Class A (a)*	189,744	1,614,722
AMCON Distributing Co. (a)*	2,400	74,064
Appliance Recycling Centers of America, Inc. *	100	491
Big Lots, Inc. (a)*	20,580	458,934
Coast Distribution System, Inc.	17,137	87,399
Duckwall-ALCO Stores, Inc. (a)*	1,568	17,875
Educational Development Corp.	2,503	14,492
Franklin Covey Co. *	119,148	893,610
Gaiam, Inc., Class A (a)*	34,335	594,682
GSI Commerce, Inc. (a)*	25,745	338,547
Hastings Entertainment, Inc. *	78,370	615,988
Jennifer Convertibles, Inc. *	120	275
Jo-Ann Stores, Inc. (a)*	8,620	126,973
Monro Muffler Brake, Inc. (a)	45,446	768,037
REX Stores Corp. (a)*	52,199	1,026,754
Sport Chalet, Inc., Class B (a)*	2,931	15,227
Sport Supply Group, Inc. (a)	38,581	461,043
Stage Stores, Inc. (a)	115,149	1,865,414
Systemax, Inc. (a)	56,518	681,607
The Aristotle Corp. *	430	4,489
The Bon-Ton Stores, Inc. (a)	12,170	66,570
Trans World Entertainment Corp. (a)*	42,344	159,213

		9,886,406
Semiconductors & Semiconductor Equipment 3.4%

CEVA, Inc. (a)*	95,904	733,665
Cirrus Logic, Inc. (a)*	35,299	237,209
FEI Co. (a)*	131,912	2,879,639
hi/fn, Inc. *	890	4,539
Monolithic Power Systems (a)*	2,008	35,401
Pericom Semiconductor Corp. (a)*	128,354	1,884,237
Skyworks Solutions, Inc. (a)*	886,572	6,454,244
Standard Microsystems Corp. (a)*	143,265	4,180,473
TriQuint Semiconductor, Inc. (a)*	226,778	1,147,497
Zoran Corp. (a)*	233,902	3,195,101

		20,752,005
Software & Services 11.1%

AsiaInfo Holdings, Inc. (a)*	4,014	43,592
Astea International, Inc. *	17,870	69,872
Chordiant Software, Inc. (a)*	89,300	538,479
CIBER, Inc. (a)*	272,306	1,334,299
Computer Task Group, Inc. *	68,846	283,645
CSP, Inc. (a)*	19,112	115,245
EarthLink, Inc. (a)*	162,063	1,223,576
Edgewater Technology, Inc. (a)*	106,794	562,804
EPIQ Systems, Inc. (a)*	9,638	149,582
Fair Isaac Corp.	15,650	336,788
Hackett Group, Inc. *	31,964	124,979
Interwoven, Inc. (a)*	140,648	1,502,121
JDA Software Group, Inc. (a)*	136,075	2,483,369
Lawson Software, Inc. *	553,543	4,168,179
MAXIMUS, Inc. (a)	79,096	2,903,614
Mentor Graphics Corp. (a)*	170,747	1,507,696
MPS Group, Inc. (a)*	721,648	8,529,879
Ness Technologies, Inc. (a)*	28,442	269,915
NetScout Systems, Inc. (a)*	89,309	830,574
Perot Systems Corp., Class A (a)*	686,770	10,329,021
Phoenix Technologies Ltd. *	10,260	160,672
QAD, Inc. (a)	8,271	69,559
Radiant Systems, Inc. (a)*	19,250	268,922
S1 Corp. (a)*	59,335	421,872
Sapient Corp. (a)*	190,995	1,329,325
Solera Holdings, Inc. (a)*	7,575	184,527
SonicWALL, Inc. (a)*	317,623	2,594,980
SPSS, Inc. (a)*	123,837	4,802,399
SumTotal Systems, Inc. (a)*	32,388	135,058
Sybase, Inc. (a)*	362,186	9,525,492
TechTeam Global, Inc. (a)*	53,045	480,057
TIBCO Software, Inc. *	8,870	63,332
TNS, Inc. (a)*	125,442	2,589,123
TSR, Inc.	49,080	206,136
Unisys Corp. (a)*	403,378	1,786,964
United Online, Inc. (a)	496,585	5,243,938
Vignette Corp. (a)*	69,495	918,029

		68,087,614
See financial notes.
Laudus U.S. Equity Funds   41

Laudus Rosenberg U.S. Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Technology Hardware & Equipment 5.9%

Aetrium, Inc. (a)*	2,020	7,939
Allied Motion Technologies, Inc. *	43,156	204,559
Astro-Med, Inc. (a)	25,734	230,319
Black Box Corp. (a)	161,880	4,993,998
Bonso Electronic International, Inc. *	25,562	52,913
Coherent, Inc. (a)*	2,363	65,904
Communications Systems, Inc.	57,540	619,706
CTS Corp. (a)	86,286	923,260
Data I/O Corp. (a)*	1,936	8,422
Digi International, Inc. (a)*	141,451	1,632,345
Electro Scientific Industries, Inc. (a)*	44,295	729,982
EMS Technologies, Inc. (a)*	40,442	1,097,596
Emulex Corp. (a)*	232,525	3,776,206
FLIR Systems, Inc. (a)*	76,444	2,300,200
Gerber Scientific, Inc. (a)*	49,677	441,629
Globecomm Systems, Inc. (a)*	14,841	129,117
Harmonic, Inc. (a)*	82,480	626,848
Insight Enterprises, Inc. (a)*	246,729	4,317,757
IntriCon Corp. (a)*	20,400	162,996
Keithley Instruments, Inc. (a)	385	3,734
Key Tronic Corp. (a)*	2,420	6,268
Loral Space & Communications, Inc. (a)*	54,377	1,296,348
Measurement Specialties, Inc. (a)*	4,380	76,519
Mesa Laboratories, Inc.	1,640	36,736
Methode Electronics, Inc. (a)	64,718	756,553
Network Equipment Technologies, Inc. (a)*	22,950	150,781
O.I. Corp. (a)	28,114	331,745
Oplink Communications, Inc. (a)*	84,175	746,632
Optical Cable Corp. (a)*	1,140	5,700
OSI Systems, Inc. (a)*	27,307	628,607
Perceptron, Inc. *	30,655	388,399
Rofin-Sinar Technologies, Inc. (a)*	10,964	492,284
Schmitt Industries, Inc. *	8,703	51,783
SeaChange International, Inc. (a)*	3,740	26,292
Soapstone Networks, Inc. (a)	8	57
Spectrum Control, Inc. *	91,736	776,087
Sutron Corp. *	800	5,600
Technitrol, Inc. (a)	295,810	6,842,085
Tekelec *	4,469	55,639
TESSCO Technologies, Inc. (a)*	8,716	130,740
Tollgrade Communications, Inc. *	10,442	54,716
Vicon Industries, Inc. (a)*	33,740	168,700
Zones, Inc. (a)*	6,970	57,224
Zygo Corp. (a)*	83,273	1,035,916

		36,446,841
Telecommunication Services 1.1%

Atlantic Tele-Network, Inc. (a)	63,300	2,141,439
D&E Communications, Inc.	53,724	478,144
Gilat Satellite Networks Ltd. (a)*	220,120	2,383,900
HickoryTech Corp.	2,830	23,121
Hungarian Telephone & Cable Corp. (a)*	6,900	119,715
Premiere Global Services, Inc. (a)*	68,048	975,808
USA Mobility, Inc. (a)*	78,403	559,797

		6,681,924
Transportation 0.6%

Air T., Inc.	575	5,531
B & H Ocean Carriers Ltd. *	17,030	177,538
Dynamex, Inc. (a)*	53,552	1,354,866
Genco Shipping & Trading Ltd. (a)	11,278	636,418
International Shipholding Corp. *	12,810	245,696
Park-Ohio Holdings Corp. (a)*	7,090	111,384
Pinnacle Airlines Corp. (a)*	7,065	61,677
SkyWest, Inc. (a)	44,659	943,198

		3,536,308
Utilities 2.4%

Artesian Resources Corp., Class A (a)	14,445	267,666
CH Energy Group, Inc. (a)	140,455	5,463,699
Delta Natural Gas Co., Inc. (a)	6,456	159,399
El Paso Electric Co. (a)*	1,000	21,370
Energy West, Inc.	4,995	43,706
Florida Public Utilities Co.	6,490	72,363
Maine & Maritimes Corp. *	7,077	196,741
NorthWestern Corp. (a)	156,794	3,821,070
Portland General Electric Co. (a)	22,221	501,083
RGC Resources, Inc.	3,210	89,431
The Empire District Electric Co. (a)	2,981	60,365
UIL Holdings Corp. (a)	1,320	39,772
Unisource Energy Corp. (a)	160,033	3,562,334
Unitil Corp.	300	8,085
WGL Holdings, Inc. (a)	3,580	114,775

		14,421,859

Total Common Stock (Cost $552,025,608)		604,735,597

Foreign Common Stock 0.0% of net assets
Bermuda 0.0%

Telecommunication Services 0.0%
Global Crossing Ltd. (a)*	15,636	237,042

Total Foreign Common Stock (Cost $245,080)		237,042

End of Investments.

Collateral Invested for Securities on Loan 41.0% of net assets
State Street Navigator Security Lending Prime Portfolio	251,007,699	251,007,699

End of collateral invested for securities on loan.
At 03/31/2008, the tax basis cost of the fund’s investments was $552,628,230 and the unrealized appreciation and depreciation were $99,330,008 and ($46,985,599), respectively, with a net unrealized appreciation of $52,344,409.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management.
(c)	Bankrupt security/delisted.
(d)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
See financial notes.
42  Laudus U.S. Equity Funds

Laudus Rosenberg Long/Short Equity Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

96.4%	Common Stock	185,348,950	190,396,715
2.8%	Short-Term Investment	5,461,514	5,461,514

99.2%	Total Investments	190,810,464	195,858,229
(93.6)%	Short Sales	(235,881,827)	(184,841,365)
—%	Rights	—	(47)
93.1%	Deposits with broker and custodian bank for securities sold short	183,925,872	183,925,872
1.3%	Other Assets and Liabilities		2,588,751

100.0%	Net Assets		197,531,440

	Number of	Value
Security	Shares	($)
Common Stock (a) 96.4% of net assets
Automobiles & Components 0.5%

Cooper Tire & Rubber Co.	3,510	52,545
Standard Motor Products, Inc.	2,750	16,830
Superior Industries International, Inc.	3,500	72,625
Thor Industries, Inc.	8,004	238,279
TRW Automotive Holdings Corp. *	29,130	680,768

		1,061,047
Banks 3.2%

1st Independence Financial Group, Inc.	1,380	24,661
AMCORE Financial, Inc.	9,384	190,964
Ameriana Bancorp	300	2,619
American National Bankshares, Inc.	4,800	102,864
Anchor BanCorp Wisconsin, Inc.	2,771	52,566
Annapolis Bancorp, Inc. *	800	5,880
BancFirst Corp.	2,600	119,028
Banco Latinoamericano de Exportaciones, S.A., Class E	18,240	280,896
Berkshire Hills Bancorp, Inc.	9,400	236,786
Beverly Hills Bancorp, Inc.	7,400	18,722
Boston Private Financial Holdings, Inc.	1,760	18,638
C&F Financial Corp.	30	805
Camco Financial Corp.	650	7,153
Capital Bank Corp.	200	2,050
Cardinal Financial Corp.	9,300	82,491
Carver Bancorp, Inc.	1,610	18,805
CCF Holding Co.	100	602
Central Bancorp, Inc.	100	1,844
Central Virginia Bankshares, Inc.	460	8,096
Centrue Financial Corp.	1,050	20,475
CFS Bancorp, Inc.	12,000	172,440
Citizens South Banking Corp.	300	2,850
Codorus Valley Bancorp, Inc.	2,786	45,245
Community Bank Shares of Indiana, Inc.	2,209	43,352
Community Bankshares, Inc.	1,840	22,062
Community Capital Corp.	2,752	43,179
Community Financial Corp.	3,600	28,800
Crescent Banking Co.	4,300	47,300
Epic Bancorp	700	8,239
Farmers Capital Bank Corp.	8,300	196,959
Federal Agricultural Mortgage Corp., Class C	7,850	204,885
Fidelity Southern Corp.	710	5,971
First Bancorp of Indiana, Inc.	300	3,570
First Bancshares, Inc. *	200	3,306
First BancTrust Corp.	400	3,652
First Capital, Inc.	1,632	27,091
First Citizens BancShares, Inc., Class A	380	52,953
First Defiance Financial Corp.	5,900	108,265
First Federal Bancshares of Arkansas, Inc.	1,954	26,926
First Federal Bankshares, Inc.	2,185	30,153
First Financial Service Corp.	121	2,886
First M&F Corp.	802	11,629
First Merchants Corp.	13,060	372,732
First Niagara Financial Group, Inc.	9,700	131,823
First Niles Financial, Inc.	99	1,134
First PacTrust Bancorp, Inc.	200	3,317
First United Corp.	4,188	83,006
First West Virginia Bancorp, Inc.	10	158
FNB Corp. of North Carolina	5,020	52,710
Gateway Financial Holdings, Inc.	11,100	117,660
Great Pee Dee Bancorp, Inc.	201	4,625
Great Southern Bancorp, Inc.	200	3,122
Greene Bancshares, Inc.	9,500	168,055
GS Financial Corp.	1,090	18,121
Guaranty Federal Bancshares, Inc.	2,700	70,605
Habersham Bancorp	1,410	19,627
Harrington West Financial Group, Inc.	460	3,758
Hawthorn Bancshares, Inc.	420	11,550
HF Financial Corp.	1,060	16,960
HMN Financial, Inc.	4,400	101,552
Hopfed Bancorp, Inc.	60	797
Horizon Bancorp	2,800	64,092
IBERIABANK Corp.	400	17,700
LSB Financial Corp.	800	14,640
MASSBANK Corp.	400	15,492
MFB Corp.	600	19,971
Monarch Community Bancorp, Inc.	2,800	28,280
MutualFirst Financial, Inc.	3,210	42,276
National Bankshares, Inc.	999	17,792
NBT Bancorp, Inc.	5,230	116,106
New Hampshire Thrift Bancshares, Inc.	4,381	53,886
NewBridge Bancorp	200	1,752
North Central Bancshares, Inc.	1,367	40,402
Northrim BanCorp, Inc.	2,022	36,760
OceanFirst Financial Corp.	9,607	168,026
Pacific Premier Bancorp, Inc. *	5,750	40,250
Parkvale Financial Corp.	1,810	48,580
Peoples Bancorp of North Carolina	833	11,246
Premier Financial Bancorp, Inc.	1,300	15,015
Provident Community Bancshares, Inc.	890	15,798
Provident Financial Holdings, Inc.	820	13,153
QCR Holdings, Inc.	620	9,238
See financial notes.
Laudus U.S. Equity Funds   43

Laudus Rosenberg Long/ Short Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Republic First Bancorp, Inc. *	1,635	8,061
River Valley Bancorp	393	5,419
Rurban Financial Corp.	1,810	18,516
Security National Financial Corp., Class A *	105	404
Severn Bancorp, Inc.	9,283	81,690
Simmons First National Corp., Class A	13,800	410,274
Southern First Bancshares, Inc. *	1,490	22,305
Southern Missouri Bancorp, Inc.	1,800	26,550
Southwest Bancorp, Inc.	12,401	217,142
StellarOne Corp.	158	2,672
Summit Financial Group, Inc.	6,700	95,140
Sun Bancorp, Inc. *	12,293	161,899
Superior Bancorp *	24,053	119,543
TF Financial Corp.	3,100	75,175
The Bank Holdings *	460	4,393
Tower Financial Corp.	446	4,861
United Bancshares, Inc.	572	8,008
United Community Financial Corp.	3,800	23,560
United Western Bancorp, Inc.	5,860	104,894
VIST Financial Corp.	4,450	79,922
Wainwright Bank & Trust Co.	5,083	62,673
Wayne Savings Bancshares, Inc.	700	6,773
Willow Financial Bancorp, Inc.	13,700	101,243
Wintrust Financial Corp.	1,890	66,056
WSB Holdings, Inc.	800	4,384
WSFS Financial Corp.	5,980	294,694

		6,265,676
Capital Goods 9.7%

Acuity Brands, Inc.	29,330	1,259,723
Aecom Technology Corp. *	9,380	243,974
AGCO Corp. *	37,110	2,222,147
Alliant Techsystems, Inc. *	1,100	113,883
Applied Industrial Technologies, Inc.	4,940	147,657
Chase Corp.	3,200	57,952
Chicago Rivet & Machine Co.	600	13,440
Crane Co.	15,598	629,379
Ducommun, Inc. *	5,410	149,695
EnPro Industries, Inc. *	14,900	464,731
Espey Manufacturing & Electronics Corp.	1,200	24,000
Esterline Technologies Corp. *	3,080	155,140
Hardinge, Inc.	3,900	53,664
Harsco Corp.	31,700	1,755,546
Herley Industries, Inc. *	600	6,204
Hurco Cos., Inc. *	4,300	201,154
II-VI, Inc. *	18,703	710,340
Jacobs Engineering Group, Inc. *	14,500	1,067,055
K-Tron International, Inc. *	2,300	276,253
Kadant, Inc. *	9,200	270,296
Kennametal, Inc.	39,520	1,163,073
Lawson Products, Inc.	800	22,040
Lennox International, Inc.	1,500	53,955
Lincoln Electric Holdings, Inc.	1,600	103,184
Lydall, Inc. *	14,960	171,292
Meadow Valley Corp. *	4,599	37,712
Michael Baker Corp. *	150	3,369
Orbital Sciences Corp. *	54,400	1,311,040
Perini Corp. *	19,370	701,775
PowerSecure International, Inc. *	13,000	153,010
Preformed Line Products Co.	500	24,340
Regal-Beloit Corp.	15,820	579,487
Robbins & Myers, Inc.	12,580	410,737
SPX Corp.	12,930	1,356,357
Standex International Corp.	6,700	149,678
Supreme Industries, Inc., Class A	10,850	61,845
Sypris Solutions, Inc.	4,203	17,358
Teledyne Technologies, Inc. *	2,880	135,360
Teleflex, Inc.	8,062	384,638
Tennant Co.	6,400	254,784
The L.S. Starrett Co., Class A	5,817	111,919
The Shaw Group, Inc. *	500	23,570
Triumph Group, Inc.	3,240	184,453
Twin Disc, Inc.	5,190	82,106
W.W. Grainger, Inc.	23,600	1,802,804
Willis Lease Finance Corp. *	6,930	87,110

		19,209,229
Commercial Services & Supplies 2.1%

A.T. Cross Co., Class A *	300	2,055
Avalon Holdings Corp., Class A *	700	4,200
CDI Corp.	12,579	315,104
Champion Industries, Inc.	2,720	14,198
Comfort Systems USA, Inc.	39,250	510,642
CompX International, Inc.	400	3,680
Deluxe Corp.	13,450	258,374
Ecology & Environment, Inc., Class A	3,181	38,013
Exponent, Inc. *	10,200	334,968
First Advantage Corp., Class A *	100	2,119
GeoEye, Inc. *	10,400	270,296
GP Strategies Corp. *	12,690	120,555
Industrial Services of America, Inc.	3,400	33,932
Interface, Inc., Class A	4,000	56,200
Kelly Services, Inc., Class A	19,274	396,273
Kforce, Inc. *	27,931	246,910
LECG Corp. *	20,200	189,072
Nashua Corp. *	220	2,418
National Technical Systems, Inc. *	2,370	14,102
RCM Technologies, Inc. *	12,100	46,706
Spherion Corp. *	47,730	292,108
Steelcase, Inc., Class A	74,100	819,546
United Stationers, Inc. *	200	9,540
VSE Corp.	4,790	135,222
Westaff, Inc. *	11,700	25,272

		4,141,505
Consumer Durables & Apparel 2.6%

Acme United Corp.	360	4,752
Aldila, Inc.	5,000	57,000
American Biltrite, Inc. *	2,040	14,586
American Greetings Corp., Class A	46,070	854,598
Blyth, Inc.	18,400	362,848
Callaway Golf Co.	48,200	707,576
Cavco Industries, Inc. *	1,695	59,393
CSS Industries, Inc.	6,880	240,525
Culp, Inc. *	12,300	92,496
Deckers Outdoor Corp. *	7,824	843,584
G-III Apparel Group Ltd. *	10,200	136,884
See financial notes.
44  Laudus U.S. Equity Funds

Laudus Rosenberg Long/Short Equity Fund

	Number of	Value
Security	Shares	($)
Hooker Furniture Corp.	3,279	73,253
Jaclyn, Inc. *	1,000	8,580
JAKKS Pacific, Inc. *	20,491	564,937
LaCrosse Footwear, Inc.	2,884	45,769
Lifetime Brands, Inc.	3,950	35,313
Man Sang Holdings, Inc. *	1,120	7,470
National Presto Industries, Inc.	1,320	69,168
P & F Industries, Inc., Class A *	700	4,480
Polaris Industries, Inc.	611	25,057
Q.E.P. Co., Inc. *	2,240	16,912
Russ Berrie & Co., Inc. *	5,000	70,300
The Dixie Group, Inc. *	770	6,453
The Warnaco Group, Inc. *	7,599	299,704
Tupperware Brands Corp.	2,976	115,112
Universal Electronics, Inc. *	5,509	133,373
Weyco Group, Inc.	2,673	79,308
Whirlpool Corp.	2,700	234,306

		5,163,737
Consumer Services 3.7%

Ark Restaurants Corp.	3,305	95,845
Bally Technologies, Inc. *	32,000	1,098,880
Bob Evans Farms, Inc.	23,313	643,206
Burger King Holdings, Inc.	47,140	1,303,892
Canterbury Park Holding Corp.	3,900	36,855
CBRL Group, Inc.	480	17,170
Chipotle Mexican Grill, Inc., Class A *	3,310	375,453
Churchill Downs, Inc.	3,000	141,720
Darden Restaurants, Inc.	20,472	666,363
DeVry, Inc.	870	36,401
Einstein Noah Restaurant Group, Inc. *	100	856
Frisch’s Restaurants, Inc.	4,500	103,500
Nathan’s Famous, Inc. *	450	6,300
Red Lion Hotels Corp. *	19,080	163,325
Rubio’s Restaurants, Inc. *	7,725	44,187
Service Corp. International	129,229	1,310,382
Silverleaf Resorts, Inc. *	37,600	85,352
Speedway Motorsports, Inc.	2,250	56,407
WMS Industries, Inc. *	30,811	1,108,272

		7,294,366
Diversified Financials 2.2%

American Physicians Service Group, Inc.	3,670	71,859
California First National Bancorp	3,243	33,014
Federated Investors, Inc., Class B	32,995	1,292,084
Greenhill & Co., Inc.	13,491	938,434
International Assets Holding Corp. *	1,100	27,456
Knight Capital Group, Inc., Class A *	72,000	1,169,280
Paulson Capital Corp. *	5,500	28,325
QC Holdings, Inc.	5,645	51,087
Stifel Financial Corp. *	10,500	471,450
SWS Group, Inc.	300	3,669
Waddell & Reed Financial, Inc., Class A	9,900	318,087

		4,404,745
Energy 9.8%

Adams Resources & Energy, Inc.	190	5,282
Atlas America, Inc.	90	5,440
Atwood Oceanics, Inc. *	12,098	1,109,629
Cimarex Energy Co.	7,426	406,499
Dawson Geophysical Co. *	1,570	105,975
Diamond Offshore Drilling, Inc.	720	83,808
Edge Petroleum Corp. *	18,700	75,361
ENSCO International, Inc.	44,921	2,812,953
Forest Oil Corp. *	7,830	383,357
GulfMark Offshore, Inc. *	16,175	885,096
Helmerich & Payne, Inc.	10,865	509,243
Hornbeck Offshore Services, Inc. *	17,820	813,839
Mariner Energy, Inc. *	61,570	1,663,006
Massey Energy Co.	18,280	667,220
Oil States International, Inc. *	19,490	873,347
Penn Virginia Corp.	29,200	1,287,428
Pride International, Inc. *	30,370	1,061,431
Rosetta Resources, Inc. *	6,431	126,498
Rowan Cos., Inc.	27,503	1,132,573
SEACOR Holdings, Inc. *	18,590	1,586,842
Swift Energy Co. *	3,274	147,297
T-3 Energy Services, Inc. *	900	38,304
Tidewater, Inc.	30,700	1,691,877
Trico Marine Services, Inc. *	8,579	334,324
Whiting Petroleum Corp. *	19,051	1,231,647
Willbros Group, Inc. *	10,200	312,120

		19,350,396
Food & Staples Retailing 1.0%

Arden Group, Inc., Class A	772	110,396
BJ’s Wholesale Club, Inc. *	16,980	606,016
Casey’s General Stores, Inc.	455	10,283
Longs Drug Stores Corp.	18,610	790,181
Nash Finch Co.	9,765	331,815
Village Super Market, Inc., Class A	3,000	154,500

		2,003,191
Food, Beverage & Tobacco 1.8%

Cal-Maine Foods, Inc.	10,106	337,338
Corn Products International, Inc.	45,318	1,683,110
Darling International, Inc. *	19,280	249,676
Flowers Foods, Inc.	15,964	395,109
Fresh Del Monte Produce, Inc. *	4,460	162,344
Griffin Land & Nurseries, Inc.	197	6,795
Seaboard Corp.	237	370,905
Seneca Foods Corp., Class A *	700	14,700
Seneca Foods Corp., Class B *	3,200	66,720
Tasty Baking Co.	8,210	46,797
TreeHouse Foods, Inc. *	6,870	157,048
UST, Inc.	1,159	63,189

		3,553,731
Health Care Equipment & Services 3.9%

Air Methods Corp. *	6,585	318,517
Allied Healthcare Products, Inc. *	1,942	12,002
Amedisys, Inc. *	16,600	653,044
America Service Group, Inc. *	7,300	44,238
AngioDynamics, Inc. *	17,300	199,988
Arrhythmia Research Technology, Inc. *	2,700	16,308
See financial notes.
Laudus U.S. Equity Funds   45

Laudus Rosenberg Long/ Short Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Atrion Corp.	280	27,983
Cardiac Science Corp. *	5,030	42,001
CONMED Corp. *	6,267	160,686
Cynosure, Inc., Class A *	6,450	137,385
Datascope Corp.	9,504	393,751
Gentiva Health Services, Inc. *	9,809	213,444
Hanger Orthopedic Group, Inc. *	18,400	198,352
Health Net, Inc. *	52,054	1,603,263
Humana, Inc. *	29,400	1,318,884
Integra LifeSciences Holdings *	324	14,084
IntegraMed America, Inc. *	5,957	58,319
Kewaunee Scientific Corp.	2,580	38,700
Kindred Healthcare, Inc. *	21,000	459,270
MedCath Corp. *	9,967	181,399
National Dentex Corp. *	6,019	77,585
Orthofix International N.V. *	2,642	105,072
Pediatrix Medical Group, Inc. *	90	6,066
RehabCare Group, Inc. *	16,500	247,500
Res-Care, Inc. *	20,359	349,157
Skilled Healthcare Group, Inc., Class A *	9,410	103,322
Sonic Innovations, Inc. *	20,410	98,580
Span-America Medical Systems, Inc.	2,600	30,680
SunLink Health Systems, Inc. *	5,570	35,091
Theragenics Corp. *	29,377	115,745
Universal American Financial Corp. *	34,064	361,078
Zoll Medical Corp. *	5,426	144,277

		7,765,771
Household & Personal Products 0.3%

Geopharma, Inc. *	900	2,331
Inter Parfums, Inc.	4,500	99,360
Natural Alternative International, Inc. *	4,114	37,026
Nu Skin Enterprises, Inc., Class A	4,100	73,882
Nutraceutical International Corp. *	9,600	124,800
Oil-Dri Corp. of America	2,050	36,675
Schiff Nutrition International, Inc.	8,650	51,813
The Estee Lauder Cos., Inc., Class A	3,000	137,550

		563,437
Insurance 7.3%

21st Century Holding Co.	500	6,405
Affirmative Insurance Holdings, Inc.	1,233	9,839
Alleghany Corp. *	838	286,177
Allied World Assurance Co. Holdings Ltd.	18,288	726,034
American Financial Group, Inc.	18,370	469,537
American National Insurance Co.	3,411	363,954
American Safety Insurance Holdings Ltd. *	5,000	85,500
Aspen Insurance Holdings Ltd.	20,490	540,526
Axis Capital Holdings Ltd.	65,963	2,241,423
CNA Financial Corp.	450	11,606
Flagstone Reinsurance Holdings Ltd.	11,700	141,570
FPIC Insurance Group, Inc. *	9,000	424,260
Hallmark Financial Services, Inc. *	880	9,821
Hanover Insurance Group, Inc.	32,950	1,355,563
HCC Insurance Holdings, Inc.	16,992	385,548
Horace Mann Educators Corp.	18,830	329,148
IPC Holdings Ltd.	41,700	1,167,600
Kansas City Life Insurance Co.	310	14,899
Max Capital Group Ltd.	2,427	63,563
Mercer Insurance Group, Inc.	310	5,391
National Western Life Insurance Co., Class A	950	205,951
PartnerRe Ltd.	18,521	1,413,152
Platinum Underwriters Holdings Ltd.	46,590	1,512,311
Presidential Life Corp.	15,343	267,582
RenaissanceRe Holdings Ltd.	35,546	1,845,193
Unico American Corp. *	2,900	27,260
United America Indemnity Ltd., Class A *	17,055	328,479
Universal Insurance Holdings, Inc.	23,064	87,182
Unum Group	7,000	154,070

		14,479,544
Materials 5.8%

AK Steel Holding Corp.	21,357	1,162,248
Buckeye Technologies, Inc. *	5,600	62,496
CF Industries Holdings, Inc.	8,050	834,141
Continental Materials Corp. *	800	18,840
Domtar Corp. *	104,634	714,650
FMC Corp.	36,900	2,047,581
Friedman Industries, Inc.	2,180	11,227
Glatfelter	20,107	303,817
Greif, Inc., Class A	28,200	1,915,626
Innospec, Inc.	20,800	440,960
Owens-Illinois, Inc. *	1,160	65,459
Packaging Corp. of America	65,655	1,466,076
Penford Corp.	396	8,605
Rock of Ages Corp. *	2,430	9,623
Schnitzer Steel Industries, Inc., Class A	5,685	403,749
Schweitzer-Mauduit International, Inc.	460	10,644
Southern Copper Corp.	15,970	1,658,165
Steel Dynamics, Inc.	760	25,110
Stepan Co.	2,720	103,986
The Scotts Miracle-Gro Co., Class A	2,864	92,851
U.S. Energy Corp.	190	636
United States Lime & Minerals, Inc. *	100	2,905

		11,359,395
Media 1.6%

Alloy, Inc. *	13,650	100,327
DG Fastchannel, Inc. *	3,638	69,777
DISH Network Corp., Class A *	5,839	167,754
Fisher Communications, Inc. *	2,700	84,132
Gannett Co., Inc.	67,200	1,952,160
New Frontier Media, Inc.	2,300	10,258
Saga Communications, Inc., Class A *	17,300	96,880
Scholastic Corp. *	20,539	621,716
Value Line, Inc.	300	13,770

		3,116,774
See financial notes.
46  Laudus U.S. Equity Funds

Laudus Rosenberg Long/Short Equity Fund

	Number of	Value
Security	Shares	($)
Pharmaceuticals & Biotechnology 5.7%

Albany Molecular Research, Inc. *	23,350	283,469
Bioanalytical Systems, Inc. *	1,250	7,313
Cambrex Corp.	4,600	31,878
Caraco Pharmaceutical Laboratories Ltd. *	6,830	122,598
Emergent Biosolutions, Inc. *	5,500	49,060
Harvard Bioscience, Inc. *	30,270	151,350
Invitrogen Corp. *	21,866	1,868,887
Kendle International, Inc. *	10,812	485,675
Medicis Pharmaceutical Corp., Class A	29,279	576,504
Pain Therapeutics, Inc. *	16,683	140,971
Par Pharmaceutical Cos, Inc. *	15,550	270,414
PAREXEL International Corp. *	47,400	1,237,140
PerkinElmer, Inc.	65,000	1,576,250
Perrigo Co.	53,300	2,011,009
Pharmanet Development Group, Inc. *	12,530	316,132
Sciele Pharma, Inc. *	29,000	565,500
Watson Pharmaceuticals, Inc. *	55,900	1,638,988

		11,333,138
Real Estate 3.9%

American Campus Communities, Inc.	1,050	28,728
Ashford Hospitality Trust	10,630	60,378
Cedar Shopping Centers, Inc.	2,350	27,448
DiamondRock Hospitality Co.	66,781	846,115
Extra Space Storage, Inc.	46,670	755,587
FelCor Lodging Trust, Inc.	1,385	16,662
Gladstone Commercial Corp.	4,187	65,108
Hersha Hospitality Trust	24,400	220,332
Income Opportunity Realty Investors *	590	3,443
J.W. Mays, Inc. *	2,600	51,870
Lexington Realty Trust	9,451	136,189
LTC Properties, Inc.	16,797	431,851
Medical Properties Trust, Inc.	36,120	408,878
MHI Hospitality Corp.	6,510	40,753
Mission West Properties, Inc.	16,368	154,678
Monmouth Real Estate Investment Corp., Class A	20,697	165,576
National Retail Properties, Inc.	45,900	1,012,095
Nationwide Health Properties, Inc.	47,236	1,594,215
One Liberty Properties, Inc.	9,150	147,224
Ramco-Gershenson Properties Trust	8,592	181,377
Strategic Hotel & Resorts, Inc.	50,603	664,417
Sunstone Hotel Investors, Inc.	28,745	460,207
Supertel Hospitality, Inc.	16,100	85,330
The Intergroup Corp. *	130	2,340
United Capital Corp. *	720	15,660
Winthrop Realty Trust	22,570	92,988

		7,669,449
Retailing 4.3%

1-800-FLOWERS.COM, Inc., Class A *	25,266	215,014
Abercrombie & Fitch Co., Class A	13,730	1,004,212
Aeropostale, Inc. *	44,900	1,217,239
AMCON Distributing Co. *	550	16,973
AutoZone, Inc. *	150	17,074
Books-A-Million, Inc.	8,700	76,038
Duckwall-ALCO Stores, Inc. *	320	3,648
Educational Development Corp.	3,920	22,697
Franklin Covey Co. *	21,300	159,750
GameStop Corp., Class A *	300	15,513
GSI Commerce, Inc. *	14,838	195,120
Hastings Entertainment, Inc. *	3,743	29,420
IAC/ InterActiveCorp *	88,901	1,845,585
Jo-Ann Stores, Inc. *	18,600	273,978
Monro Muffler Brake, Inc.	6,710	113,399
Netflix, Inc. *	30,400	1,053,360
Priceline.com, Inc. *	14,600	1,764,556
REX Stores Corp. *	8,610	169,359
Sport Supply Group, Inc.	11,000	131,450
Systemax, Inc.	9,282	111,941
The Bon-Ton Stores, Inc.	5,707	31,217
The Buckle, Inc.	1,300	58,149
West Marine, Inc. *	3,600	25,092

		8,550,784
Semiconductors & Semiconductor Equipment 4.9%

CEVA, Inc. *	2,040	15,606
Cirrus Logic, Inc. *	65,726	441,679
Fairchild Semiconductor International, Inc. *	85,300	1,016,776
Integrated Device Technology, Inc. *	38,586	344,573
International Rectifier Corp. *	25,780	554,270
Intersil Corp., Class A	56,119	1,440,575
IXYS Corp. *	1,200	8,196
Mattson Technology, Inc. *	7,276	44,311
MEMC Electronic Materials, Inc. *	23,700	1,680,330
Microsemi Corp. *	51,100	1,165,080
Microtune, Inc. *	5,563	20,361
OmniVision Technologies, Inc. *	40,070	673,977
Pericom Semiconductor Corp. *	17,600	258,368
Skyworks Solutions, Inc. *	128,308	934,082
Standard Microsystems Corp. *	18,500	539,830
Trio-Tech International	3,150	20,002
TriQuint Semiconductor, Inc. *	6,338	32,070
Zoran Corp. *	34,103	465,847

		9,655,933
Software & Services 8.7%

Astea International, Inc. *	1,900	7,429
Bankrate, Inc. *	3,437	171,472
Cadence Design Systems, Inc. *	152,400	1,627,632
Chordiant Software, Inc. *	802	4,836
CIBER, Inc. *	47,484	232,672
Computer Task Group, Inc. *	16,815	69,278
Convergys Corp. *	87,996	1,325,220
CSP, Inc. *	3,604	21,732
Dynamics Research Corp. *	7,190	72,691
Edgewater Technology, Inc. *	11,360	59,867
Electronic Data Systems Corp.	117,500	1,956,375
Gevity HR, Inc.	6,650	57,589
Hewitt Associates, Inc., Class A *	6,628	263,595
Interwoven, Inc. *	29,361	313,575
JDA Software Group, Inc. *	18,100	330,325
Lawson Software, Inc. *	105,403	793,684
MAXIMUS, Inc.	16,070	589,930
See financial notes.
Laudus U.S. Equity Funds   47

Laudus Rosenberg Long/ Short Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Mentor Graphics Corp. *	58,320	514,966
MPS Group, Inc. *	71,900	849,858
Ness Technologies, Inc. *	26,132	247,993
NetScout Systems, Inc. *	8,320	77,376
Perot Systems Corp., Class A *	18,068	271,743
Quest Software, Inc. *	15,160	198,141
Sapient Corp. *	29,506	205,362
SonicWALL, Inc. *	57,264	467,847
SPSS, Inc. *	17,074	662,130
StarTek, Inc. *	300	2,763
SumTotal Systems, Inc. *	200	834
Sybase, Inc. *	75,340	1,981,442
Synopsys, Inc. *	77,842	1,767,792
TechTeam Global, Inc. *	4,670	42,263
TIBCO Software, Inc. *	134,490	960,258
TSR, Inc.	3,200	13,440
United Online, Inc.	57,106	603,039
Vignette Corp. *	24,460	323,117

		17,088,266
Technology Hardware & Equipment 7.7%

Aetrium, Inc. *	1,160	4,559
Allied Motion Technologies, Inc. *	4,871	23,088
Arrow Electronics, Inc. *	53,106	1,787,017
Astro-Med, Inc.	3,420	30,609
Avnet, Inc. *	74,700	2,444,931
AVX Corp.	45,095	577,667
Black Box Corp.	13,172	406,356
Brocade Communications Systems, Inc. *	207,592	1,515,422
Coherent, Inc. *	591	16,483
Communications Systems, Inc.	7,690	82,821
CTS Corp.	28,380	303,666
Digi International, Inc. *	24,077	277,849
Electro Scientific Industries, Inc. *	25,000	412,000
Electronics for Imaging, Inc. *	5,501	82,075
Emulex Corp. *	63,230	1,026,855
Gerber Scientific, Inc. *	18,149	161,345
Harmonic, Inc. *	70,200	533,520
Harris Corp.	1,035	50,229
Hauppauge Digital, Inc. *	4,772	16,034
Insight Enterprises, Inc. *	33,402	584,535
IntriCon Corp. *	4,000	31,960
Itron, Inc. *	8,343	752,789
Key Tronic Corp. *	700	1,813
Measurement Specialties, Inc. *	4,801	83,873
Mesa Laboratories, Inc.	100	2,240
MOCON, Inc.	4,900	55,272
MTS Systems Corp.	2,640	85,166
NETGEAR, Inc. *	3,500	69,825
Network Equipment Technologies, Inc. *	22,100	145,197
O.I. Corp.	1,200	14,160
Oplink Communications, Inc. *	8,400	74,508
Optical Cable Corp. *	200	1,000
OSI Systems, Inc. *	14,500	333,790
PC Connection, Inc. *	2,500	19,800
PC-Tel, Inc. *	7,473	50,816
Schmitt Industries, Inc. *	769	4,576
Soapstone Networks, Inc.	6,960	49,834
Spectrum Control, Inc. *	11,800	99,828
SYNNEX Corp. *	3,700	78,514
Technitrol, Inc.	25,790	596,523
TTM Technologies, Inc. *	29,960	339,147
ViaSat, Inc. *	3,944	85,664
Vicon Industries, Inc. *	3,700	18,500
Vishay Intertechnology, Inc. *	122,400	1,108,944
Western Digital Corp. *	17,650	477,256
Zones, Inc. *	9,526	78,208
Zygo Corp. *	17,250	214,590

		15,210,854
Telecommunication Services 1.3%

Atlantic Tele-Network, Inc.	7,150	241,884
CenturyTel, Inc.	52,090	1,731,472
D&E Communications, Inc.	13,595	120,996
Gilat Satellite Networks Ltd. *	32,999	357,379
HickoryTech Corp.	1,740	14,216
Premiere Global Services, Inc. *	4,260	61,088
USA Mobility, Inc. *	212	1,514

		2,528,549
Transportation 2.5%

Air T., Inc.	2,900	27,898
B & H Ocean Carriers Ltd. *	1,430	14,908
C.H. Robinson Worldwide, Inc.	26,745	1,454,928
Genco Shipping & Trading Ltd.	3,570	201,455
Kansas City Southern *	4,641	186,151
Northwest Airlines Corp. *	660	5,933
Park-Ohio Holdings Corp. *	4,200	65,982
Pinnacle Airlines Corp. *	15,200	132,696
Republic Airways Holdings, Inc. *	21,328	461,964
SkyWest, Inc.	49,547	1,046,433
UAL Corp.	63,900	1,375,767

		4,974,115
Utilities 1.9%

ALLETE, Inc.	15,620	603,244
Artesian Resources Corp., Class A	645	11,952
Florida Public Utilities Co.	1,800	20,070
Great Plains Energy, Inc.	9,480	233,682
MDU Resources Group, Inc.	79,868	1,960,759
Middlesex Water Co.	590	10,714
NorthWestern Corp.	9,800	238,826
Reliant Energy, Inc. *	11,017	260,552
Southern Union Co.	1,730	40,257
The Laclede Group, Inc.	1,850	65,916
Unisource Energy Corp.	1,160	25,822
Unitil Corp.	1,100	29,645
WGL Holdings, Inc.	4,730	151,644

		3,653,083

Total Common Stock (Cost $185,348,950)		190,396,715

See financial notes.
48  Laudus U.S. Equity Funds

Laudus Rosenberg Long/Short Equity Fund

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 2.8% of net assets
Repurchase Agreement 2.8%

Custodian Trust Company, dated 03/31/08, due 04/01/08 at 1.70% with a maturity value of $5,461,772 (fully collateralized by U.S. Treasury Bond with a value of $5,621,591)	5,461,514	5,461,514

Total Short-Term Investment (Cost $5,461,514)		5,461,514

End of Investments.
At 03/31/08, the tax basis cost of the fund’s investments was $192,150,604 and the unrealized appreciation and depreciation were $21,775,360 and ($18,067,735), respectively, with a net unrealized appreciation of $3,707,625.

*	Non-income producing security.
(a)	All or a portion of these securities are pledged as collateral for securities sold short. The market value of these pledged securities is $125,686,897.

	Number of	Value
Security	Shares	($)
Short Sales 93.6% of net assets
Automobiles & Components 0.2%

ArvinMeritor, Inc.	14,960	187,150
Coachmen Industries, Inc.	2,980	8,880
Modine Manufacturing Co.	16,976	245,982

		442,012
Banks 4.0%

BNCCORP, Inc. *	800	10,160
Central Pacific Financial Corp.	19,700	371,345
First Midwest Bancorp, Inc.	34,000	944,180
Flagstar Bancorp, Inc.	33,981	245,343
Kearny Financial Corp.	17,186	188,187
New York Community Bancorp, Inc.	116,841	2,128,843
Popular, Inc.	140,521	1,638,475
Provident Bankshares Corp.	24,400	262,056
Taylor Capital Group, Inc.	370	6,075
TCF Financial Corp.	83,100	1,489,152
TIB Financial Corp.	2,010	16,080
Wauwatosa Holdings, Inc. *	10,179	121,130
Zions Bancorp	12,322	561,267

		7,982,293
Capital Goods 2.3%

Accuride Corp. *	19,290	157,792
Blount International, Inc. *	28,000	346,360
Builders FirstSource, Inc. *	4,880	35,429
Commercial Vehicle Group, Inc. *	20,825	206,376
DynCorp International, Inc., Class A *	224	3,736
Energy Focus, Inc. *	12,600	31,374
ESCO Technologies, Inc. *	8,661	344,015
Flanders Corp. *	22,600	137,634
FreightCar America, Inc.	9,100	312,130
GenCorp, Inc. *	34,200	351,918
Graco, Inc.	19,867	720,378
H&E Equipment Services, Inc. *	1,616	20,313
Masco Corp.	13,500	267,705
Omega Flex, Inc.	8,018	134,622
Plug Power, Inc. *	36,700	114,137
Power-One, Inc. *	68,360	219,436
Sparton Corp. *	9,960	41,035
The Allied Defense Group, Inc. *	6,840	40,493
WESCO International, Inc. *	27,860	1,016,611

		4,501,494
Commercial Services & Supplies 1.3%

Acco Brands Corp. *	10,290	139,635
American Reprographics Co. *	22,000	326,480
Cenveo, Inc. *	37,575	393,035
Mac-Gray Corp. *	10,310	117,740
TeleTech Holdings, Inc. *	9,496	213,280
The Corporate Executive Board Co.	31,900	1,291,312
TRC Cos., Inc. *	16,800	73,416
WCA Waste Corp. *	4,960	30,157

		2,585,055
Consumer Durables & Apparel 7.3%

Arctic Cat, Inc.	10,518	76,676
Ashworth, Inc. *	14,702	42,048
Brunswick Corp.	72,500	1,157,825
California Coastal Communities, Inc. *	8,810	42,640
Centex Corp.	63,794	1,544,453
Chromcraft Revington, Inc. *	5,600	24,640
D.R. Horton, Inc.	4,843	76,277
Furniture Brands International, Inc.	27,890	326,313
K-Swiss, Inc., Class A	24,100	381,262
KB Home	53,500	1,323,055
Lennar Corp., Class A	22,000	413,820
M.D.C. Holdings, Inc.	31,810	1,392,960
MarineMax, Inc. *	12,750	158,865
Newell Rubbermaid, Inc.	86,477	1,977,729
Pulte Homes, Inc.	122,519	1,782,652
R. G. Barry Corp. *	8,080	63,994
Tandy Brands Accessories, Inc.	4,101	19,849
The Black & Decker Corp.	28,610	1,891,121
The Ryland Group, Inc.	33,070	1,087,672
Toll Brothers, Inc. *	23,480	551,310

		14,335,161
Consumer Services 3.1%

Ambassadors Groups, Inc.	7,891	149,061
Century Casinos, Inc. *	200	648
Choice Hotels International, Inc.	23,100	787,941
Domino’s Pizza, Inc.	16,260	219,347
Gaylord Entertainment Co. *	5,590	169,321
INVESTools, Inc. *	31,830	349,812
Las Vegas Sands Corp. *	720	53,021
McCormick & Schmick’s Seafood Restaurants, Inc. *	10,420	121,393
Papa John’s International, Inc. *	3,906	94,564
Pinnacle Entertainment, Inc. *	29,100	372,480
Ruby Tuesday, Inc.	36,620	274,650
Ruth’s Chris Steak House, Inc. *	5,900	40,769
See financial notes.
Laudus U.S. Equity Funds   49

Laudus Rosenberg Long/ Short Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Scientific Games Corp., Class A *	41,038	866,312
Star Buffet, Inc.	1,300	9,321
Texas Roadhouse, Inc., Class A *	8,174	80,105
The Cheesecake Factory, Inc. *	49,200	1,072,068
The Steak n Shake Co. *	8,970	70,594
Universal Technical Institute, Inc. *	3,865	45,337
Wendy’s International, Inc.	56,391	1,300,377

		6,077,121
Diversified Financials 2.3%

Asset Acceptance Capital Corp.	6,808	65,561
Cash Systems, Inc. *	13,890	7,220
Cohen & Steers, Inc.	12,500	331,125
E*TRADE Financial Corp. *	152,331	587,998
Jefferies Group, Inc.	78,517	1,266,479
LaBranche & Co., Inc. *	39,246	170,720
Moody’s Corp.	56,500	1,967,895
NewStar Financial, Inc. *	440	2,279
Resource America, Inc., Class A	9,560	90,342
Thomas Weisel Partners Group, Inc. *	4,903	32,458
World Acceptance Corp. *	2,653	84,498

		4,606,575
Energy 5.4%

Alon USA Energy, Inc.	10,140	154,229
BJ Services Co.	65,483	1,866,920
CREDO Petroleum Corp. *	3,250	32,370
Delek US Holdings, Inc.	500	6,335
Energy Partners Ltd. *	21,500	203,605
Frontier Oil Corp.	24,437	666,153
Grey Wolf, Inc. *	109,500	742,410
Hercules Offshore, Inc. *	54,281	1,363,539
Holly Corp.	14,160	614,685
Nabors Industries Ltd. *	6,640	224,233
Parallel Petroleum Corp. *	32,900	643,853
Patterson-UTI Energy, Inc.	55,137	1,443,487
RPC, Inc.	9,757	148,209
Tesoro Corp.	51,934	1,558,020
TETRA Technologies, Inc. *	49,660	786,614
Venoco, Inc. *	300	3,486
Western Refining, Inc.	19,100	257,277

		10,715,425
Food & Staples Retailing 0.8%

The Pantry, Inc. *	21,700	457,436
Whole Foods Market, Inc.	35,080	1,156,588

		1,614,024
Food, Beverage & Tobacco 1.4%

Cuisine Solutions, Inc. *	6,950	20,641
Dean Foods Co. *	25,542	513,139
The Hershey Co.	56,600	2,132,122

		2,665,902
Health Care Equipment & Services 6.0%

Accuray, Inc. *	13,500	105,435
Advanced Medical Optics, Inc. *	51,600	1,047,480
Advocat, Inc. *	1,100	11,968
Align Technology, Inc. *	37,178	413,048
Allscripts Healthcare Solutions, Inc. *	38,600	398,352
Bovie Medical Corp. *	6,470	41,408
Brookdale Senior Living, Inc.	100	2,390
CAS Medical Systems, Inc. *	800	3,440
Clinical Data, Inc. *	14,986	277,091
Community Health Systems, Inc. *	49,700	1,668,429
Computer Programs & Systems, Inc.	9,100	190,190
Conceptus, Inc. *	3,200	59,392
Emeritus Corp. *	9,940	207,348
Endologix, Inc. *	28,030	83,810
ev3, Inc. *	33,600	273,504
Gen-Probe, Inc. *	14,680	707,576
Health Management Associates, Inc., Class A *	89,322	472,513
Immucor, Inc. *	1,010	21,554
LHC Group, Inc. *	5,321	89,393
Micrus Endovascular Corp. *	1,991	24,609
NMT Medical, Inc. *	8,660	33,601
NxStage Medical, Inc. *	14,835	64,087
Omnicare, Inc.	24,968	453,419
Palomar Medical Technologies, Inc. *	14,732	222,453
Patterson Cos., Inc. *	13,984	507,619
PDI, Inc. *	3,567	30,034
ResMed, Inc. *	9,310	392,696
Rockwell Medical Technologies, Inc. *	9,130	55,876
STAAR Surgical Co. *	8,486	21,809
Stereotaxis, Inc. *	1,000	5,920
Sunrise Senior Living, Inc. *	17,480	389,454
Tenet Healthcare Corp. *	288,400	1,632,344
The Spectranetics Corp. *	22,180	185,425
VCA Antech, Inc. *	49,481	1,353,305
Vital Images, Inc. *	13,600	201,552
Volcano Corp. *	20,480	256,000

		11,904,524
Household & Personal Products 0.3%

Central Garden & Pet Co. *	88	406
NBTY, Inc. *	14,807	443,469
Reliv’ International, Inc.	13,000	86,450

		530,325
Insurance 5.6%

American Equity Investment Life Holding Co.	40,364	374,578
Argo Group International Holdings Ltd. *	19,700	699,744
Assured Guaranty Ltd.	42,166	1,001,021
Brown & Brown, Inc.	91,300	1,586,794
Conseco, Inc. *	119,892	1,222,899
eHealth, Inc. *	5,380	118,737
Employers Holdings, Inc.	22,530	417,706
Independence Holding Co.	2,900	34,568
LandAmerica Financial Group, Inc.	12,200	481,534
Markel Corp. *	3,756	1,652,527
Old Republic International Corp.	125,800	1,624,078
Philadelphia Consolidated Holding Corp. *	22,221	715,516
See financial notes.
50  Laudus U.S. Equity Funds

Laudus Rosenberg Long/Short Equity Fund

	Number of	Value
Security	Shares	($)
SAFECO Corp.	4,074	178,767
Stewart Information Services Corp.	12,800	358,272
Willis Group Holdings Ltd.	15,230	511,880

		10,978,621
Materials 2.6%

ADA-ES, Inc. *	5,400	45,198
Apex Silver Mines Ltd. *	2,938	35,609
Deltic Timber Corp.	7,555	420,813
Headwaters, Inc. *	3,191	42,089
Kronos Worldwide, Inc.	2,170	52,405
Louisiana-Pacific Corp.	94,620	868,612
Mod-Pac Corp. *	300	1,515
Nanophase Technologies Corp. *	7,600	24,624
Pactiv Corp. *	66,470	1,742,179
Smurfit-Stone Container Corp. *	154,780	1,191,806
Symyx Technologies, Inc. *	880	6,600
Titanium Metals Corp.	47,000	707,350

		5,138,800
Media 1.7%

4Kids Entertainment, Inc. *	11,240	109,815
Arbitron, Inc.	10,250	442,390
Beasley Broadcast Group, Inc., Class A	8,862	31,549
Cinemark Holdings, Inc.	12,460	159,364
CKX, Inc. *	4,364	41,545
Clear Channel Outdoor Holdings, Inc., Class A *	12,030	228,690
Lamar Advertising Co., Class A *	43,013	1,545,457
LodgeNet Interactive Corp. *	16,580	100,972
R.H. Donnelley Corp. *	29,188	147,691
RCN Corp. *	13,060	146,011
Rentrak Corp. *	3,902	47,136
The E.W. Scripps Co., Class A	7,220	303,312
The Interpublic Group of Cos., Inc. *	200	1,682
Virgin Media, Inc.	1,009	14,197

		3,319,811
Pharmaceuticals & Biotechnology 7.1%

Acadia Pharmaceuticals, Inc. *	23,010	208,471
Affymetrix, Inc. *	14,893	259,287
Altus Pharmaceuticals, Inc. *	22,260	101,283
AMAG Pharmaceuticals, Inc. *	10,779	435,795
Amylin Pharmaceuticals, Inc. *	66,068	1,929,846
Arena Pharmaceuticals, Inc. *	58,700	401,508
ARIAD Pharmaceuticals, Inc. *	42,200	142,214
ArQule, Inc. *	23,819	101,945
Array BioPharma, Inc. *	42,506	297,967
Barr Pharmaceuticals, Inc. *	2,050	99,035
BioCryst Pharmaceuticals, Inc. *	1,220	5,624
BioSphere Medical, Inc. *	19,597	89,950
Caliper Life Sciences, Inc. *	2,700	10,125
Cepheid, Inc. *	19,200	468,288
CombiMatrix Corp. *	5,300	50,403
CV Therapeutics, Inc. *	42,450	302,668
Cypress Bioscience, Inc. *	18,300	131,028
Dyax Corp. *	7,141	33,634
Enzo Biochem, Inc. *	23,600	214,524
Exelixis, Inc. *	83,970	583,592
Geron Corp. *	44,596	217,628
Human Genome Sciences, Inc. *	117,350	691,192
Incyte Corp. *	18,700	196,537
InterMune, Inc. *	21,270	310,117
Keryx Biopharmaceuticals, Inc. *	36,770	22,062
Maxygen, Inc. *	19,300	124,678
Medarex, Inc. *	85,752	758,905
Metabolix, Inc. *	10,510	115,084
Momenta Pharmaceuticals, Inc. *	3,027	33,085
Nektar Therapeutics *	4,618	32,049
Neurocrine Biosciences, Inc. *	35,400	191,160
Omrix Biopharmaceuticals, Inc. *	9,670	135,380
PDL BioPharma, Inc. *	78,180	827,926
Penwest Pharmaceuticals Co. *	16,735	43,511
Pharmacopeia, Inc. *	1,420	5,226
Progenics Pharmaceuticals, Inc. *	20,054	130,953
Regeneron Pharmaceuticals, Inc. *	21,831	418,937
Senomyx, Inc. *	25,580	150,922
Sepracor, Inc. *	34,304	669,614
The Medicines Co. *	24,569	496,294
Valeant Pharmaceuticals International *	3,760	48,241
Vertex Pharmaceuticals, Inc. *	84,535	2,019,541
XenoPort, Inc. *	6,210	251,319
ZymoGenetics, Inc. *	31,927	312,885

		14,070,433
Real Estate 17.6%

Alexandria Real Estate Equities, Inc.	200	18,544
Apartment Investment & Management Co., Class A	58,595	2,098,287
AvalonBay Communities, Inc.	20,880	2,015,338
Boston Properties, Inc.	24,740	2,277,812
Brandywine Realty Trust	14,909	252,857
BRE Properties, Inc.	39,709	1,809,142
Camden Property Trust	42,800	2,148,560
CB Richard Ellis Group, Inc., Class A *	99,720	2,157,941
Corporate Office Properties Trust	26,870	903,101
Developers Diversified Realty Corp.	54,200	2,269,896
Duke Realty Corp.	5,527	126,071
EastGroup Properties, Inc.	4,960	230,442
Essex Property Trust, Inc.	18,700	2,131,426
Forest City Enterprises, Inc., Class A	11,780	433,504
General Growth Properties, Inc.	10	382
Grubb & Ellis Co.	25,420	174,635
Healthcare Realty Trust, Inc.	25,757	673,545
Jones Lang LaSalle, Inc.	4,883	377,651
Kilroy Realty Corp.	28,200	1,384,902
Liberty Property Trust	49,000	1,524,390
Mack-Cali Realty Corp.	36,656	1,308,986
Plum Creek Timber Co., Inc.	52,920	2,153,844
PS Business Parks, Inc.	10,800	560,520
Public Storage	2,900	256,998
Regency Centers Corp.	35,170	2,277,609
Sun Communities, Inc.	603	12,361
Tejon Ranch Co. *	4,980	185,854
The Macerich Co.	30,860	2,168,532
See financial notes.
Laudus U.S. Equity Funds   51

Laudus Rosenberg Long/ Short Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Thomas Properties Group, Inc.	14,907	130,883
Ventas, Inc.	52,351	2,351,083
Washington Real Estate Investment Trust	10,101	337,575

		34,752,671
Retailing 3.2%

American Eagle Outfitters, Inc.	1,500	26,265
Borders Group, Inc.	56,400	331,068
Casual Male Retail Group, Inc. *	13,828	58,078
Charming Shoppes, Inc. *	35,700	172,431
Chico’s FAS, Inc. *	82,683	587,876
Coldwater Creek, Inc. *	40,800	206,040
Collective Brands, Inc. *	15,433	187,048
Core-Mark Holding Co., Inc. *	5,820	167,267
Dillard’s, Inc., Class A	40,100	690,121
Eddie Bauer Holdings, Inc. *	4,171	16,225
Hibbett Sports, Inc. *	21,700	335,048
Limited Brands, Inc.	11,500	196,650
Office Depot, Inc. *	57,359	633,817
Pacific Sunwear of California, Inc. *	49,807	628,066
Pier 1 Imports, Inc. *	73,700	462,836
Pomeroy IT Solutions, Inc. *	9,511	52,596
Ross Stores, Inc.	9,970	298,701
Saks, Inc. *	50,282	627,016
Stein Mart, Inc.	22,700	127,574
The Cato Corp., Class A	600	8,964
The Children’s Place Retail Stores, Inc. *	15,119	371,323
The Dress Barn, Inc. *	6,600	85,404
The Pep Boys — Manny, Moe & Jack	1,360	13,546

		6,283,960
Semiconductors & Semiconductor Equipment 6.8%

Advanced Micro Devices, Inc. *	285,740	1,683,009
Altera Corp.	86,500	1,594,195
Cypress Semiconductor Corp. *	87,728	2,071,258
FormFactor, Inc. *	32,400	618,840
Ikanos Communications, Inc. *	28,800	131,616
Microchip Technology, Inc.	69,100	2,261,643
National Semiconductor Corp.	52,120	954,838
ON Semiconductor Corp. *	107,552	610,895
Photronics, Inc. *	28,447	271,669
Rambus, Inc. *	81,915	1,909,439
Rudolph Technologies, Inc. *	11,400	111,378
Silicon Laboratories, Inc. *	35,089	1,106,707
Tessera Technologies, Inc. *	2,118	44,054

		13,369,541
Software & Services 7.5%

Ansoft Corp. *	6,630	202,348
Bitstream, Inc., Class A *	9,800	54,684
Blackboard, Inc. *	8,600	286,638
Callidus Software, Inc. *	12,048	57,951
Citrix Systems, Inc. *	60,840	1,784,437
CNET Networks, Inc. *	101,800	722,780
Cognizant Technology Solutions Corp., Class A *	20,133	580,434
DealerTrack Holdings, Inc. *	25,000	505,500
Digital River, Inc. *	23,237	719,650
eLoyalty Corp. *	2,740	22,249
Equinix, Inc. *	21,700	1,442,833
Euronet Worldwide, Inc. *	1,200	23,112
Fidelity National Information Services, Inc.	540	20,595
Global Cash Access Holdings, Inc. *	32,660	191,388
Global Payments, Inc.	700	28,952
Interactive Intelligence, Inc. *	10,264	120,807
Internet Capital Group, Inc. *	25,900	271,173
Iron Mountain, Inc. *	60,405	1,597,108
j2 Global Communications, Inc. *	300	6,696
Liquidity Services, Inc. *	10,900	87,200
LoopNet, Inc. *	6,000	76,200
MicroStrategy, Inc., Class A *	3,200	236,768
MSC.Software Corp. *	32,385	420,681
Parametric Technology Corp. *	76,100	1,216,078
Rainmaker Systems, Inc. *	3,050	9,912
RealNetworks, Inc. *	64,742	370,972
Red Hat, Inc. *	93,430	1,718,178
SAVVIS, Inc. *	19,399	315,622
Sonic Solutions *	10,312	99,511
SupportSoft, Inc. *	12,600	41,580
TheStreet.com, Inc.	9,279	74,974
THQ, Inc. *	45,400	989,720
Websense, Inc. *	29,564	554,325

		14,851,056
Technology Hardware & Equipment 3.2%

Acacia Research-Acacia Technologies *	24,500	140,875
Acme Packet, Inc. *	11,270	90,047
ADTRAN, Inc.	5,010	92,685
Brightpoint, Inc. *	43,600	364,496
Ciprico, Inc. *	1,420	2,130
Cogent, Inc. *	34,380	324,203
Comarco, Inc.	7,730	28,833
Comtech Group, Inc. *	7,300	78,767
Daktronics, Inc.	6,740	120,713
F5 Networks, Inc. *	29,684	539,358
InterDigital, Inc. *	25,355	502,283
Intevac, Inc. *	15,858	205,361
Lexmark International, Inc., Class A *	49,790	1,529,549
LoJack Corp. *	14,840	187,578
Merix Corp. *	20,000	40,800
Metalink Ltd. *	1,900	3,458
Nam Tai Electronics, Inc.	31,800	305,280
Napco Security Systems, Inc. *	12,570	61,844
NumereX Corp., Class A *	12,975	90,825
Occam Networks, Inc. *	12,961	70,508
Photon Dynamics, Inc. *	9,320	98,792
Planar Systems, Inc. *	19,000	76,190
Powerwave Technologies, Inc. *	105,670	269,459
Riverbed Technology, Inc. *	2,560	38,042
Tellabs, Inc. *	165,363	901,228
Vyyo, Inc. *	1,428	585
X-Rite, Inc. *	23,300	139,101
Zebra Technologies Corp., Class A *	2,668	88,898

		6,391,888
See financial notes.
52  Laudus U.S. Equity Funds

Laudus Rosenberg Long/Short Equity Fund

	Number of	Value
Security	Shares	($)
Telecommunication Services 0.2%

Cbeyond, Inc. *	7,420	139,422
Citizens Communications Co.	21,520	225,745
GoAmerica, Inc. *	495	3,217
Metropcs Communications, Inc. *	4,190	71,230

		439,614
Transportation 2.6%

AirTran Holdings, Inc. *	58,300	384,780
AMR Corp. *	117,600	1,060,752
Celadon Group, Inc. *	20,181	195,352
Expeditors International of Washington, Inc.	33,141	1,497,310
Frozen Food Express Industries, Inc.	16,410	130,296
Hertz Global Holdings, Inc. *	39,862	480,736
JetBlue Airways Corp. *	98,400	570,720
P.A.M. Transportation Services, Inc. *	3,573	55,596
YRC Worldwide, Inc. *	51,402	674,394

		5,049,936
Utilities 1.1%

Allegheny Energy, Inc.	3,130	158,065
CMS Energy Corp.	120,500	1,631,570
Environmental Power Corp. *	10,120	41,998
PNM Resources, Inc.	31,870	397,419
Pure Cycle Corp. *	1,090	6,071

		2,235,123

Total Short Sales (Proceeds $235,881,827)		184,841,365

Rights 0.0% of net assets
Real Estate 0.0%

FX Real Estate & Entertainment, Inc. *	585	47

Total Rights (Proceed $—)		47

End of short sale positions.

*	Non-income producing security
See financial notes.
Laudus U.S. Equity Funds   53

Financial Statements
Statement of Assets and Liabilities as of 3/31/08

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	U.S. Large	U.S. Large	U.S. Large
	Capitalization	Capitalization	Capitalization
	Fund	Growth Fund	Value Fund

Assets:
Total investments, at cost	$92,836,135	$48,922,221	$5,957,094

Investments, at value[1]	$92,120,930	$54,201,935	$6,246,814
Repurchase agreements, at amortized cost	1,798,000	780,000	58,000

Total Investments	93,918,930	54,981,935	6,304,814

Deposits with broker and custodian bank for securities sold short	—	—	—
Collateral invested for securities on loan	—	9,625,633	—
Cash	795	704	1,179
Dividends and interest receivable	124,995	46,562	9,697
Receivable for fund shares sold	55,294	454,588	829
Receivable for securities sold short	—	—	—
Receivable for investments sold	1,269,275	427,460	—
Receivable from Manager	2,958	—	—
Prepaid expenses	877	639	115

Total Assets	95,373,124	65,537,521	6,316,634

Liabilities:
Securities sold short, proceeds	$—	$—	$—

Securities sold short at value	—	—	—
Payable to custodian		—	—
Payable for fund shares repurchased	21,745	484	—
Payable for cover securities sold short	—	—	—
Payable for investments purchased	2,492,108	378,504	58,587
Collateral held for securities on loan	—	9,625,633	—
Accrued expenses and other liabilities:
Trustees’ retirement plan	4,631	1,180	152
Dividend payable on securities sold short	—	—	—
Manager fees	—	—	—
Transfer agent fees	3,221	2,786	2,493
Distribution and shareholder service fees	3,141	751	100
Administration and fund accounting fee	3,346	3,588	3,120
Other accrued expenses	44,641	39,105	33,705

Total Liabilities	2,572,833	10,052,031	98,157

Net Assets	$92,800,291	$55,485,490	$6,218,477

Net Assets Consist of:
Capital	$95,385,195	$49,406,533	$5,883,767
Undistributed net investment income/Distributions in excess of net investment income	224,733	37,074	22,576
Accumulated net realized gains/(losses) on investments	(3,892,432)	(17,831)	(35,586)
Net unrealized appreciation on investments	1,082,795	6,059,714	347,720

Net Assets	$92,800,291	$55,485,490	$6,218,477

Institutional Shares:
Net Assets	$83,783,339	$52,681,257	$5,764,570
Shares Outstanding	8,073,585	5,766,064	550,547
Net Asset Value, Offering Price and Redemption Price per Share	$10.38	$9.14	$10.47

Adviser Shares:
Net Assets	$—	$—	$—
Shares Outstanding	—	—	—
Net Asset Value, Offering Price and Redemption Price per Share	$—	$—	$—

Investor Shares:
Net Assets	$9,016,952	$2,804,233	$453,907
Shares Outstanding	868,322	305,402	43,448
Net Asset Value, Offering Price and Redemption Price per Share	$10.38	$9.18	$10.45

[1]	Includes securities on loan for Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, and Laudus Rosenberg U.S. Small Capitalization Fund of $9,410,133, $243,929,093, and $244,590,493 respectively.
See the accompanying notes to the financial statements.
54  Laudus U.S. Equity Funds

Financial Statements—Statement of Assets and Liabilities continued

	Laudus Rosenberg	Laudus
Laudus Rosenberg	U.S. Small	Rosenberg
U.S. Discovery	Capitalization	Long/Short
Fund	Fund	Equity Fund

$709,133,061	$552,270,688	$190,810,464

$733,788,286	$604,972,639	$190,396,715
10,796,000	—	5,461,514

744,584,286	604,972,639	195,858,229

—	—	183,925,872
250,095,950	251,007,699	—
	—	—
741,442	620,473	392,567
1,224,928	686,343	662,396
—	—	4,873,834
11,578,405	43,465,198	2,349,007
—	—	—
11,329	16,135	3,339

1,008,236,340	900,768,487	388,065,244

$—	$—	$235,881,827

—	—	184,841,412
1,201,386	20,307,613	3,362
8,677,558	1,206,322	175,039
—	—	4,663,593
12,199,119	15,069,461	430,764
250,095,950	251,007,699	—
37,982	116,814	14,469
—	—	277,861
55,103	47,076	23,549
12,713	20,536	10,407
113,998	156,289	14,624
7,433	7,215	5,695
110,403	110,836	73,029

272,511,645	288,049,861	190,533,804

$735,724,695	$612,718,626	$197,531,440

$708,797,654	$563,160,074	$208,574,360
778,433	65,175	257,125
(9,302,617)	(3,208,574)	(67,388,225)
35,451,225	52,701,951	56,088,180

$735,724,695	$612,718,626	$197,531,440

$566,054,934	$393,939,141	$182,817,211
34,878,978	43,612,300	17,636,497
$16.23	$9.03	$10.37

$—	$34,799,073	$—
—	3,947,313	—
$—	$8.82	$—

$169,669,761	$183,980,412	$14,714,229
10,624,133	21,145,360	1,429,131
$15.97	$8.70	$10.30

See the accompanying notes to the financial statements.
Laudus U.S. Equity Funds   55

Financial Statements
Statement of Operations for the year ended 3/31/08

	Laudus Rosenberg	Laudus Rosenberg	Laudus Rosenberg
	U.S. Large	U.S. Large	U.S. Large
	Capitalization	Capitalization	Capitalization
	Fund	Growth Fund	Value Fund

Investment Income:
Dividends[1]	$1,814,048	$724,352	$153,941
Interest	43,686	25,604	1,912
Securities lending	—	21,135	—

Total investment income	1,857,734	771,091	155,853

Expenses:
Manager fees	786,790	523,784	50,238
Distribution and shareholder service fees (Investor Shares)	24,914	6,816	1,319
Service fees (Adviser Shares)	—	—	—
Professional fees	41,488	37,557	50,080
Custodian fees	16,843	12,855	3,490
Overdraft charges	23,181	8,050	1,443
Fund accounting fees and administration fees	42,534	46,303	39,106
Registration and filing fees	33,091	29,056	21,573
Sub-accounting fees (Investor Shares)	13,425	3,362	820
Shareholder report fee	9,261	5,146	485
Transfer agent fees	21,523	19,072	17,386
Trustees’ fees	9,470	9,119	7,719
Recouped by manager	59,654	3,572	—
Dividend expense for securities sold short	—	—	—
Other expenses	6,624	4,978	1,219

Total expenses before custody credits and waivers/reimbursements	1,088,798	709,670	194,878
Less custody credits	(227)	(137)	(28)
Less expenses waived/reimbursed by the Manager[2]	(7,331)	(2,046)	(125,556)

Net expenses	1,081,240	707,487	69,294

Net investment income/(loss)	776,494	63,604	86,559

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on securities and foreign currency transactions	5,283,353	5,183,102	223,229
Net realized gains/(losses) on securities sold short	—	—	—
Change in unrealized appreciation/(depreciation) on investments	(11,039,541)	(1,983,838)	(653,994)

Net realized and unrealized gains/(losses) on investments	(5,756,188)	3,199,264	(430,765)

Change in Net Assets Resulting from Operations	$(4,979,694)	$3,262,868	$(344,206)

[1]	Net of foreign withholding tax for Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, and Laudus Rosenberg Long/ Short Equity Fund which was $73, $36 and $154, respectively.

[2]	Includes reimbursement of sub-accounting fees on Investor Shares.
See the accompanying notes to the financial statements.
56  Laudus U.S. Equity Funds

Financial Statements—Statement of Operations continued

	Laudus Rosenberg
Laudus Rosenberg	U.S. Small	Laudus Rosenberg
U.S. Discovery	Capitalization	Long/Short
Fund	Fund	Equity Fund

$9,445,933	$8,930,245	$2,846,105
238,656	187,991	11,509,288
405,988	383,635	—

10,090,577	9,501,871	14,355,393

7,999,076	7,860,015	4,096,280
506,558	593,285	98,223
—	107,475	—
61,554	61,811	51,572
68,759	54,010	77,509
40,931	64,142	—
82,927	77,967	72,231
35,776	34,287	25,951
237,080	240,293	36,260
71,308	—	37,728
73,769	119,057	60,824
25,044	24,138	12,787
28,690	—	3,362
—	—	3,925,008
56,655	120,404	18,863

9,288,127	9,356,884	8,516,598
(2,014)	(7,183)	—
—	(30,174)	—

9,286,113	9,319,527	8,516,598

804,464	182,344	5,838,795

37,108,290	82,186,761	14,628,632
—	—	(23,241,906)
(131,953,681)	(190,015,225)	14,263

(94,845,391)	(107,828,464)	(8,599,011)

$(94,040,927)	$(107,646,120)	$(2,760,216)

See the accompanying notes to the financial statements.
Laudus U.S. Equity Funds   57

Financial Statements
Statement of Changes in Net Assets

	Laudus Rosenberg		Laudus Rosenberg
	U.S. Large		U.S. Large
	Capitalization Fund		Capitalization Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2008	2007	2008	2007

Operations:
Net investment income	$776,494	$751,307	$63,604	$167,446
Net realized gains/(losses) from investments	5,283,353	6,522,821	5,183,102	(1,019,951)
Change in unrealized appreciation/(depreciation) from investments	(11,039,541)	3,731,397	(1,983,838)	4,581,034

Change in net assets resulting from operations	(4,979,694)	11,005,525	3,262,868	3,728,529

Distributions to Shareholders from:
Net investment income
Institutional Shares	(668,782)	(668,604)	(87,957)	(135,787)
Adviser Shares	—	—	—	—
Investor Shares	(45,709)	(40,997)	—	—

	(714,491)	(709,601)	(87,957)	(135,787)

Net realized gains on investments
Institutional Shares	(13,458,529)	(3,045,475)	(2,948,584)	—
Adviser Shares	—	—	—	—
Investor Shares	(1,538,942)	(320,576)	(159,976)	—

	(14,997,471)	(3,366,051)	(3,108,560)	—

Change in net assets resulting from distributions	(15,711,962)	(4,075,652)	(3,196,517)	(135,787)

Capital Transactions:
Proceeds from shares issued
Institutional Shares	48,736,304	58,578,093	25,766,635	36,913,996
Adviser Shares	—	—	—	—
Investor Shares	2,518,064	2,449,618	1,466,020	1,064,127

	51,254,368	61,027,711	27,232,655	37,978,123

Distributions reinvested
Institutional Shares	13,078,824	2,813,571	2,457,436	54,198
Adviser Shares	—	—	—	—
Investor Shares	1,511,650	344,240	152,686	—

	14,590,474	3,157,811	2,610,122	54,198

Value of shares redeemed
Institutional Shares[1]	(54,462,466)	(27,058,789)	(51,349,953)	(9,389,918)
Adviser Shares	—	—	—	—
Investor Shares	(2,884,976)	(3,384,025)	(796,543)	(747,706)

	(57,347,442)	(30,442,814)	(52,146,496)	(10,137,624)

Change in net assets from capital transactions	8,497,400	33,742,708	(22,303,719)	27,894,697

Change in net assets	(12,194,256)	40,672,581	(22,237,368)	31,487,439
Net Assets:
Beginning of period	$104,994,547	$64,321,966	$77,722,858	$46,235,419

End of period	$92,800,291	$104,994,547	$55,485,490	$77,722,858

Undistributed net investment income/Distributions in excess of net investment income	$224,733	$163,419	$37,074	$61,427

[1]	Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Small Capitalization Fund included $33,136,950 for shares redeemed in-kind during the period ended March 31, 2008.
See the accompanying notes to the financial statements.
58  Laudus U.S. Equity Funds

Financial Statements—Statement of Changes in Net Assets continued

Laudus Rosenberg
U.S. Large		Laudus Rosenberg		Laudus Rosenberg		Laudus Rosenberg
Capitalization Value Fund		U.S. Discovery Fund		U.S. Small Capitalization Fund		Long/Short Equity Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2008	2007	2008	2007	2008	2007	2008	2007

$86,559	$90,120	$804,464	$614,851	$182,344	$52,119	$5,838,795	$7,595,741
223,229	667,997	37,108,290	42,825,956	82,186,761	150,336,455	(8,613,274)	(20,334,104)
(653,994)	206,286	(131,953,681)	4,928,724	(190,015,225)	(145,392,179)	14,263	22,006,563

(344,206)	964,403	(94,040,927)	48,369,531	(107,646,120)	4,996,395	(2,760,216)	9,268,200

(79,412)	(148,373)	—	(1,053,017)	(52,220)	—	(6,504,002)	(5,816,661)
—	—	—	—	—	—	—	—
(4,658)	(10,519)	—	—	—	—	(560,827)	(1,317,915)

(84,070)	(158,892)	—	(1,053,017)	(52,220)	—	(7,064,829)	(7,134,576)

(721,640)	(276,428)	(49,870,890)	(17,334,529)	(86,858,222)	(95,202,915)	—	—
—	—	—	—	(6,733,105)	(5,940,043)	—	—
(57,870)	(21,234)	(15,189,189)	(5,813,751)	(37,650,467)	(33,618,626)	—	—

(779,510)	(297,662)	(65,060,079)	(23,148,280)	(131,241,794)	(134,761,584)	—	—

(863,580)	(456,554)	(65,060,079)	(24,201,297)	(131,294,014)	(134,761,584)	(7,064,829)	(7,134,576)

320,163	321,271	148,548,635	168,801,668	71,884,130	118,380,094	76,300,683	145,201,890
—	—	—	—	9,727,022	14,915,237	—	—
243,213	702,787	43,513,918	71,671,762	34,760,049	59,760,279	15,207,733	29,892,979

563,376	1,024,058	192,062,553	240,473,430	116,371,201	193,055,610	91,508,416	175,094,869

790,081	419,345	48,369,515	17,849,454	79,563,111	88,113,447	5,834,792	5,200,711
—	—	—	—	5,022,981	4,445,580	—	—
59,887	28,972	14,899,234	5,684,793	30,996,893	27,639,151	390,128	1,166,200

849,968	448,317	63,268,749	23,534,247	115,582,985	120,198,178	6,224,920	6,366,911

(285,264)	(1,857,508)	(226,995,283)	(164,345,008)	(299,178,447)	(334,677,200)	(151,274,145)	(80,914,601)
—	—	—	—	(16,603,866)	(14,904,487)	—	—
(300,566)	(363,352)	(68,740,227)	(146,485,470)	(82,542,754)	(96,464,540)	(64,097,820)	(29,975,740)

(585,830)	(2,220,860)	(295,735,510)	(310,830,478)	(398,325,067)	(446,046,227)	(215,371,965)	(110,890,341)

827,514	(748,485)	(40,404,208)	(46,822,801)	(166,370,881)	(132,792,439)	(117,638,629)	70,571,439

(380,272)	(240,636)	(199,505,214)	(22,654,567)	(405,311,015)	(262,557,628)	(127,463,674)	72,705,063
$6,598,749	$6,839,385	$935,229,909	$957,884,476	$1,018,029,641	$1,280,587,269	$324,995,114	$252,290,051

$6,218,477	$6,598,749	$735,724,695	$935,229,909	$612,718,626	$1,018,029,641	$197,531,440	$324,995,114

$22,576	$20,127	$778,433	$(24,032)	$65,175	$(57,016)	$257,125	$1,212,644

See the accompanying notes to the financial statements.
Laudus U.S. Equity Funds   59

Financial Statements
Statement of Changes in Net Assets continued

	Laudus Rosenberg		Laudus Rosenberg		Laudus Rosenberg
	U.S. Large		U.S. Large Capitalization		U.S. Large Capitalization
	Capitalization Fund		Growth Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2008	2007	2008	2007

Shares sold:
Institutional	3,800,104	4,683,826	2,592,386	3,933,323	25,907	26,453
Adviser	—	—	—	—	—	—
Investor	203,845	196,259	140,477	114,333	18,847	56,943

	4,003,949	4,880,085	2,732,863	4,047,656	44,754	83,396

Issued upon reinvestment of distributions:
Institutional	1,136,301	214,123	243,552	5,570	70,923	33,361
Adviser	—	—	—	—	—	—
Investor	131,106	26,158	15,043	—	5,381	2,311

	1,267,407	240,281	258,595	5,570	76,304	35,672

Shares redeemed:
Institutional[1]	(4,050,690)	(2,106,330)	(4,799,827)	(1,005,648)	(21,717)	(147,151)
Adviser	—	—	—	—	—	—
Investor	(228,959)	(271,271)	(78,208)	(80,219)	(23,337)	(28,940)

	(4,279,649)	(2,377,601)	(4,878,035)	(1,085,867)	(45,054)	(176,091)

Change in shares:
Institutional	885,715	2,791,619	(1,963,889)	2,933,245	75,113	(87,337)
Adviser	—	—	—	—	—	—
Investor	105,992	(48,854)	77,312	34,114	891	30,314

	991,707	2,742,765	(1,886,577)	2,967,359	76,004	(57,023)

[1]	Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Small Capitalization Fund included 2,754,526 for shares redeemed in-kind during the period ended March 31, 2008.
See the accompanying notes to the financial statements.
60  Laudus U.S. Equity Funds

Financial Statements—Statement of Changes in Net Assets continued

Laudus Rosenberg		Laudus Rosenberg		Laudus Rosenberg
U.S. Discovery Fund		U.S. Small Capitalization Fund		Long/Short Equity Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2008	2007	2008	2007	2008	2007

8,079,718	8,954,963	6,132,943	9,025,809	7,165,760	13,615,380
—	—	923,717	1,173,536	—	—
2,337,924	3,821,131	3,180,317	4,688,425	1,441,013	2,806,789

10,417,642	12,776,094	10,236,977	14,887,770	8,606,773	16,422,169

2,802,405	931,114	8,219,330	7,100,197	555,166	497,676
—	—	531,532	364,392	—	—
876,426	299,515	3,322,282	2,288,009	37,333	112,676

3,678,831	1,230,629	12,073,144	9,752,598	592,499	610,352

(12,267,874)	(8,657,298)	(26,429,861)	(25,741,760)	(14,332,185)	(7,619,121)
—	—	(1,470,741)	(1,172,771)	—	—
(3,672,199)	(7,948,553)	(7,377,747)	(7,593,651)	(6,108,994)	(2,836,891)

(15,940,073)	(16,605,851)	(35,278,349)	(34,508,182)	(20,441,179)	(10,456,012)

(1,385,751)	1,228,779	(12,077,588)	(9,615,754)	(6,611,259)	6,493,935
—	—	(15,492)	365,157	—	—
(457,849)	(3,827,907)	(875,148)	(617,217)	(4,630,648)	82,574

(1,843,600)	(2,599,128)	(12,968,228)	(9,867,814)	(11,241,907)	6,576,509

See the accompanying notes to the financial statements.
Laudus U.S. Equity Funds   61

Financial Statements
Financial Highlights as of 3/31/08

		Investment Activities				Less Dividends From

	Net Asset			Net Realized	Total		Net
	Value,	Net		and Unrealized	from	Net	Realized
	Beginning	Investment		Gains (Losses)	Investment	Investment	Gains on	Return of	Total
	of Period	Income/(Loss)		on Investments	Activities	Income	Investments	Capital	Dividends

Institutional Shares
U.S. Large Capitalization Fund
For the year ended March 31, 2008	$13.21	$0.10	(6)	$(0.71)	$(0.61)	$(0.11)	$(2.11)	$—	$(2.22)
For the year ended March 31, 2007	12.35	0.10	(6)	1.27	1.37	(0.09)	(0.42)	—	(0.51)
For the year ended March 31, 2006	11.79	0.10	(6)	1.62	1.72	(0.09)	(1.07)	—	(1.16)
For the year ended March 31, 2005	10.92	0.11	(6)	0.94	1.05	(0.09)	(0.09)	—	(0.18)
For the year ended March 31, 2004	8.28	0.06	(6)	2.62	2.68	(0.04)	—	—	(0.04)
U.S. Large Capitalization Growth Fund
For the year ended March 31, 2008	9.76	0.01	(6)	(0.03)	(0.02)	(0.02)	(0.58)	—	(0.60)
For the year ended March 31, 2007	9.26	0.03	(6)	0.49	0.52	(0.02)	—	—	(0.02)
For the year ended March 31, 2006	8.07	0.02	(6)	1.18	1.20	(0.01)	—	—	(0.01)
For the year ended March 31, 2005	7.84	0.04	(6)	0.23	0.27	(0.04)	—	—	(0.04)
For the year ended March 31, 2004	5.95	0.06	(6)	1.89	1.95	(0.06)	—	—	(0.06)
U.S. Large Capitalization Value Fund
For the year ended March 31, 2008	12.74	0.16	(6)	(0.73)	(0.57)	(0.17)	(1.53)	—	(1.70)
For the year ended March 31, 2007	11.89	0.15	(6)	1.45	1.60	(0.26)	(0.49)	—	(0.75)
May 2, 2005 to March 31, 2006(1)	10.00	0.18	(6)	1.79	1.97	(0.02)	(0.06)	—	(0.08)
U.S. Discovery Fund
For the year ended March 31, 2008	19.80	0.04		(2.13)	(2.09)	— (7)	(1.48)	—	(1.48)
For the year ended March 31, 2007	19.23	0.03		1.05	1.08	(0.03)	(0.48)	—	(0.51)
For the year ended March 31, 2006	15.96	0.02		3.58	3.60	—	(0.16)	(0.17)	(0.33)
For the year ended March 31, 2005	14.71	0.03	(6)	1.44	1.47	(0.04)	(0.18)	—	(0.22)
For the year ended March 31, 2004	9.55	0.06	(6)	5.26	5.32	(0.04)	(0.12)	—	(0.16)
U.S. Small Capitalization Fund
For the year ended March 31, 2008	12.57	0.03		(1.57)	(1.54)	—	(2.00)	—	(2.00)
For the year ended March 31, 2007	14.07	0.02		0.11	0.13	—	(1.63)	—	(1.63)
For the year ended March 31, 2006	13.50	—	(7)	2.43	2.43	—	(1.86)	—	(1.86)
For the year ended March 31, 2005	13.82	0.03	(6)	1.27	1.30	(0.03)	(1.59)	—	(1.62)
For the year ended March 31, 2004	8.98	0.05		5.03	5.08	(0.04)	(0.20)	—	(0.24)
Long/ Short Equity Fund
For the year ended March 31, 2008	10.75	0.26		(0.31)	(0.05)	(0.33)	—	—	(0.33)
For the year ended March 31, 2007	10.66	0.24		0.09	0.33	(0.24)	—	—	(0.24)
For the year ended March 31, 2006	10.51	0.16	(6)	0.09	0.25	(0.10)	—	—	(0.10)
For the year ended March 31, 2005	9.87	(0.03	)(6)	0.67	0.64	—	—	—	—
For the year ended March 31, 2004	10.48	(0.05	)(6)	(0.56)	(0.61)	—	—	—	—

(1)	Commencement of operations.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Includes interest expense and dividend expense on securities sold short.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Calculated based on the average shares outstanding during the period.
(7)	Amount less than $0.005.
(8)	Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9)	The ratio of net operating expenses for Laudus U.S. Large Capitalization Fund, Laudus U.S. Large Capitalization Growth Fund, and Laudus U.S. Large Capitalization Value Fund would have been .99%, .99% and .99% respectively, if overdraft expenses had not been included.
See the accompanying notes to the financial statements.
62  Laudus U.S. Equity Funds

Financial Statements—Financial Highlights continued

				Ratios/Supplemental Data

		Net Asset		Net Assets,	Net Investment
		Value,		End of	Income/(Loss) Net	Expenses	Expenses	Expenses		Portfolio
Redemption		End of	Total	Period	of Waivers/	before Waivers/	Net of Waivers/	Net of Waivers/		Turnover
Fees		Period	Return(2)	(000’s)	Reimbursements(3)	Reimbursements(3),(4)	Reimbursements(3),(4)	Reimbursements(3),(8)		Rate(5)

$—	(7)	$10.38	(6.30)%	$83,783	0.77%	1.01%	1.00%	1.00	%(9)	165.80%
—	(7)	13.21	11.10	94,921	0.81	1.01	1.00	1.00	(9)	144.21
—		12.35	14.90	54,296	0.80	1.14	1.01	0.99		144.32
—		11.79	9.66	44,559	0.96	1.23	0.99	0.99		127.89
—	(7)	10.92	32.33	44,301	0.62	1.47	1.00	1.00		141.50
—	(7)	9.14	(0.78)	52,681	0.10	1.02	1.00	1.00	(9)	85.18
—	(7)	9.76	5.62	75,481	0.30	1.05	0.99	0.99		70.73
—		9.26	14.85	44,426	0.27	1.34	0.99	0.99		78.70
—	(7)	8.07	3.42	5,056	0.53	2.34	0.99	0.99		77.81
—	(7)	7.84	32.84	5,006	0.80	2.59	0.80	0.80		177.43
—	(7)	10.47	(5.29)	5,765	1.32	2.88	1.01	1.01	(9)	60.84
—	(7)	12.74	13.55	6,058	1.22	2.37	0.99	0.99		107.77
—		11.89	19.83	6,694	1.82	2.41	0.49	0.49		81.30
—	(7)	16.23	(10.98)	566,055	0.18	0.96	0.96	0.96		73.60
—	(7)	19.80	5.71	718,185	0.17	0.97	0.97	0.97		85.69
—		19.23	22.80	673,599	0.15	1.09	1.09	1.09		88.63
—	(7)	15.96	9.98	256,444	0.23	1.20	1.14	1.14		62.60
—	(7)	14.71	55.90	98,077	0.49	1.46	1.14	1.14		93.08
—	(7)	9.03	(13.34)	393,939	0.13	0.96	0.96	0.96		68.00
—	(7)	12.57	1.11	699,921	0.10	0.95	0.95	0.95		76.00
—		14.07	19.46	918,813	0.02	1.04	1.04	1.04		69.26
—	(7)	13.50	9.36	948,225	0.20	1.09	1.09	1.09		68.09
—	(7)	13.82	56.83	954,275	0.45	1.13	1.13	1.13		75.65
—	(7)	10.37	(0.51)	182,817	2.14	3.09	3.09	1.63		129.36
—	(7)	10.75	3.19	260,596	2.70	2.99	2.99	1.66		139.74
—		10.66	2.41	189,254	1.51	2.89	2.89	1.74		121.80
—	(7)	10.51	6.48	102,974	(0.28)	3.04	2.98	1.74		111.19
—	(7)	9.87	(5.82)	95,541	(0.46)	2.88	2.77	1.75		76.36
See the accompanying notes to the financial statements.
Laudus U.S. Equity Funds   63

Financial Statements
Financial Highlights as of 3/31/08

		Investment Activities				Less Dividends From

	Net Asset			Net Realized	Total		Net
	Value,	Net		and Unrealized	from	Net	Realized
	Beginning	Investment		Gains (Losses)	Investment	Investment	Gains on	Return of	Total
	of Period	Income/(Loss)		on Investments	Activities	Income	Investments	Capital	Dividends

Adviser Shares
U.S. Small Capitalization Fund
For the year ended March 31, 2008	$12.35	$(0.01)		$(1.52)	$(1.53)	$—	$(2.00)	$—	$(2.00)
For the year ended March 31, 2007	13.88	(0.02)		0.12	0.10	—	(1.63)	—	(1.63)
For the year ended March 31, 2006	13.38	(0.02)		2.38	2.36	—	(1.86)	—	(1.86)
For the year ended March 31, 2005	13.71	—	(6),(7)	1.26	1.26	—	(1.59)	—	(1.59)
For the year ended March 31, 2004	8.91	0.02		5.00	5.02	(0.02)	(0.20)	—	(0.22)
Investor Shares
U.S. Large Capitalization Fund
For the year ended March 31, 2008	13.21	0.06	(6)	(0.72)	(0.66)	(0.06)	(2.11)	—	(2.17)
For the year ended March 31, 2007	12.36	0.07	(6)	1.25	1.32	(0.05)	(0.42)	—	(0.47)
For the year ended March 31, 2006	11.81	0.06	(6)	1.63	1.69	(0.07)	(1.07)	—	(1.14)
For the year ended March 31, 2005	10.96	0.08	(6)	0.93	1.01	(0.07)	(0.09)	—	(0.16)
For the year ended March 31, 2004	8.31	0.02	(6)	2.63	2.65	—	—	—	—
U.S. Large Capitalization Growth Fund
For the year ended March 31, 2008	9.83	(0.02	)(6)	(0.05)	(0.07)	—	(0.58)	—	(0.58)
For the year ended March 31, 2007	9.33	—	(6),(7)	0.50	0.50	—	—	—	—
For the year ended March 31, 2006	8.15	(0.01	)(6)	1.19	1.18	—	—	—	—
For the year ended March 31, 2005	7.92	0.02	(6)	0.23	0.25	(0.02)	—	—	(0.02)
August 15, 2003 to March 31, 2004(1)	6.95	0.09	(6)	0.92	1.01	(0.04)	—	—	(0.04)
U.S. Large Capitalization Value Fund
For the year ended March 31, 2008	12.70	0.13	(6)	(0.73)	(0.60)	(0.12)	(1.53)	—	(1.65)
For the year ended March 31, 2007	11.87	0.11	(6)	1.45	1.56	(0.24)	(0.49)	—	(0.73)
May 2, 2005 to March 31, 2006(1)	10.00	0.13	(6)	1.80	1.93	—	(0.06)	—	(0.06)
U.S. Discovery Fund
For the year ended March 31, 2008	19.59	(0.04)		(2.10)	(2.14)	—	(1.48)	—	(1.48)
For the year ended March 31, 2007	19.07	(0.06)		1.06	1.00	—	(0.48)	—	0.48
For the year ended March 31, 2006	15.88	(0.03)		3.55	3.52	—	(0.16)	(0.17)	(0.33)
For the year ended March 31, 2005	14.66	(0.05	)(6)	1.47	1.42	(0.02)	(0.18)	—	(0.20)
For the year ended March 31, 2004	9.53	0.01	(6)	5.24	5.25	—	(0.12)	—	(0.12)
U.S. Small Capitalization Fund
For the year ended March 31, 2008	12.22	(0.03)		(1.49)	(1.52)	—	(2.00)	—	(2.00)
For the year ended March 31, 2007	13.77	(0.03)		0.11	0.08	—	(1.63)	—	(1.63)
For the year ended March 31, 2006	13.30	(0.04)		2.37	2.33	—	(1.86)	—	(1.86)
For the year ended March 31, 2005	13.65	(0.02	)(6)	1.26	1.24	—	(1.59)	—	(1.59)
For the year ended March 31, 2004	8.88	0.01		4.98	4.99	(0.02)	(0.20)	—	(0.22)
Long/ Short Equity Fund
For the year ended March 31, 2008	10.63	0.62		(0.70)	(0.08)	(0.25)	—	—	(0.25)
For the year ended March 31, 2007	10.55	0.26		0.03	0.29	(0.21)	—	—	(0.21)
For the year ended March 31, 2006	10.41	0.12	(6)	0.10	0.22	(0.08)	—	—	(0.08)
For the year ended March 31, 2005	9.81	(0.06	)(6)	0.66	0.60	—	—	—	—
For the year ended March 31, 2004	10.43	(0.09	)(6)	(0.53)	(0.62)	—	—	—	—

(1)	Commencement of operations.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Includes interest expense and dividend expense on securities sold short.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Calculated based on the average shares outstanding during the period.
(7)	Amount less than $0.005.
(8)	Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9)	The ratio of net operating expenses for Laudus U.S. Large Capitalization Fund, Laudus U.S. Large Capitalization Growth Fund, and Laudus U.S. Large Capitalization Value Fund would have been 1.29%, 1.29% and 1.29% respectively, if overdraft expenses had not been included.
See the accompanying notes to the financial statements.
64  Laudus U.S. Equity Funds

Financial Statements—Financial Highlights continued

				Ratios/Supplemental Data

		Net Asset		Net Assets,	Net Investment
		Value,		End of	Income/(Loss) Net	Expenses	Expenses	Expenses		Portfolio
Redemption		End of	Total	Period	of Waivers/	before Waivers/	Net of Waivers/	Net of Waivers/		Turnover
Fees		Period	Return(2)	(000’s)	Reimbursements(3)	Reimbursements(3),(4)	Reimbursements(3),(4)	Reimbursements(3),(8)		Rate(5)

$—	(7)	$8.82	(13.50)%	$34,799	(0.12)%	1.21%	1.20%	1.20%		68.00%
—	(7)	12.35	0.90	48,923	(0.14)	1.20	1.20	1.20		76.00
—		13.88	19.09	49,952	(0.24)	1.32	1.32	1.32		69.26
—	(7)	13.38	9.12	41,104	(0.01)	1.31	1.31	1.31		68.09
—	(7)	13.71	56.53	44,059	0.19	1.40	1.40	1.40		75.65
—	(7)	10.38	(6.61)	9,017	0.45	1.40	1.31	1.31	(9)	165.80
—	(7)	13.21	10.69	10,074	0.52	1.38	1.30	1.30	(9)	144.21
—		12.36	14.57	10,026	0.50	1.52	1.34	1.33		144.32
—		11.81	9.22	2,786	0.69	1.58	1.35	1.35		127.89
—	(7)	10.96	31.89	590	0.24	1.51	1.25	1.25		141.50
—	(7)	9.18	(1.25)	2,804	(0.17)	1.40	1.30	1.30	(9)	85.18
—	(7)	9.83	5.36	2,242	(0.01)	1.43	1.29	1.29		70.73
—		9.33	14.48	1,810	(0.12)	1.91	1.33	1.33		78.70
—	(7)	8.15	3.14	1,894	0.21	2.68	1.32	1.32		77.81
—	(7)	7.92	14.50	1,479	1.12	2.72	1.11	1.39		177.43
—	(7)	10.45	(5.50)	454	1.01	3.28	1.31	1.31	(9)	60.84
—		12.70	13.22	540	0.90	2.75	1.29	1.29		107.77
—		11.87	19.33	145	1.31	2.78	0.96	0.96		81.30
—	(7)	15.97	(11.36)	169,670	(0.20)	1.34	1.34	1.34		73.60
—	(7)	19.59	5.34	217,045	(0.21)	1.35	1.34	1.34		85.69
—		19.07	22.40	284,285	(0.20)	1.43	1.43	1.43		88.63
—	(7)	15.88	9.70	58,284	(0.30)	1.55	1.49	1.49		62.60
—	(7)	14.66	55.22	2,581	0.04	1.63	1.40	1.40		93.08
—	(7)	8.70	(13.57)	183,980	(0.22)	1.32	1.30	1.30		68.00
—	(7)	12.22	0.75	269,185	(0.25)	1.30	1.30	1.30		76.00
—		13.77	18.98	311,822	(0.33)	1.39	1.39	1.39		69.26
—	(7)	13.30	9.00	297,927	(0.15)	1.43	1.43	1.43		68.09
—	(7)	13.65	56.40	272,481	0.11	1.47	1.47	1.47		75.65
—	(7)	10.30	(0.82)	14,714	2.11	3.30	3.29	1.97		129.36
—	(7)	10.63	2.81	64,400	2.41	3.28	3.28	1.99		139.74
—		10.55	2.08	63,036	1.17	3.22	3.22	2.06		121.80
—	(7)	10.41	6.12	34,930	(0.55)	3.37	3.30	2.06		111.19
—	(7)	9.81	(5.94)	34,081	(0.90)	3.18	3.06	2.05		76.36
See the accompanying notes to the financial statements.
Laudus U.S. Equity Funds   65

Financial Statements
Notes to Financial Statements as of 3/31/08
1. Organization.
Laudus Trust, (the “Trust”) was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios as of March 31, 2008.
The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):
Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
    Fund,
Laudus Rosenberg U.S. Large Capitalization Value
    Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Discovery Fund,
Laudus Rosenberg International Small Capitalization
    Fund,
Laudus Rosenberg Long/Short Equity Fund (formerly the Laudus Rosenberg Value Long/Short Equity Fund),
Laudus Mondrian Emerging Markets Fund (commenced operations on November 2, 2007)
Laudus Mondrian International Fixed Income Fund (commenced operations on November 2, 2007)
As of October 15, 2004 and May 1, 2006 the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg U.S. Discovery Fund, respectively, were closed to new investors.
Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Significant Accounting Policies.
The accounting policies adopted by the Funds are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.
Security Valuation
Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. Securities may be fair valued pursuant to procedures approved by the Funds’ Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price.
Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.
Other investment companies are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940 for a given day.
Security Transactions and Related Investment Income
Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade
66  Laudus U.S. Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income, less foreign taxes withheld, (if any) and dividend expenses on securities sold short are recorded on the ex-dividend date. Interest income is recorded as earned.
Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day.
Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the financial statements from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Real Estate Investment Trusts
Several Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.
The Funds’ repurchase agreements are currently fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the Funds’ Custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.
Short Sales
The Laudus Rosenberg Long/ Short Equity Fund is authorized to engage in Short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank, as shown in the Statement of Assets and Liabilities, and the securities held long as shown in the Statement of Portfolio Holdings. Interest accrued or dividends paid on securities sold short are recorded as an expense on the Fund’s records.
Securities Lending
Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Discovery Fund and the Laudus Rosenberg U.S. Small Capitalization Fund are loaned by State Street Corporation, as agent, to certain brokers (the “Borrowers”). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.
The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the
Laudus U.S. Equity Funds   67

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
collateral must be at least 100% of the market value of the loaned securities each day.
At March 31, 2008, the following Funds had collateral and loans outstanding of:

		Value of
	Value of	Loaned
	Collateral	Securities

Laudus Rosenberg U.S. Large Capitalization Growth Fund	$9,625,633	$9,410,133
Laudus Rosenberg U.S. Discovery Fund	250,095,950	243,929,093
Laudus Rosenberg U.S. Small Capitalization Fund	251,007,699	244,590,493
Expense, Investment Income and Gain/Loss Allocation
Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized losses are incurred.
Distributions
Distributions to shareholders are recorded on the ex-dividend date. Distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for REITs and wash sales for book and tax purposes.
Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies, and to distribute substantially all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no provisions are made for federal income taxes.
Custody Credit
Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.
New Accounting Standards
Financial Accounting Standards Board Interpretation (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of March 31, 2008, management has reviewed the tax positions for open tax years (March 31, 2004 through March 31, 2007), and determined that no provision for income tax is required in the Funds’ financial statements.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effects of certain of the measurements on changes in net assets for the period.
In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the Funds’ financial statement disclosures.
68  Laudus U.S. Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued

3.	Management, Administration, Fund Accounting, Distribution, Shareholder Service Agreements, and Trustee Expense.
The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.
Charles Schwab Investment Management, Inc. (“CSIM” or the “Manager”) is the investment adviser of the Funds and manages the Funds’ business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.
The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM — and not the Funds — pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.
The table below sets forth the advisory fee payable to CSIM by each Fund.

Agreement Rate*

Laudus Rosenberg U.S. Large Capitalization Fund	1st $1 billion-0.75% $1 billion to $2 billion-0.70% Over $2 billion-0.675%
Laudus Rosenberg U.S. Large Capitalization Growth Fund	1st $1 billion-0.75% $1 billion to $2 billion-0.70% Over $2 billion-0.675%
Laudus Rosenberg U.S. Large Capitalization Value Fund	1st $1 billion-0.75% $1 billion to $2 billion-0.70% Over $2 billion-0.675%
Laudus Rosenberg U.S. Discovery Fund	1st $1 billion-0.90% Over $1 billion-0.85%
Laudus Rosenberg U.S. Small Capitalization Fund	0.90%
Laudus Rosenberg Long/ Short Equity Fund	1st $500 million-1.50% Over $500 million-1.45%

*	The advisory fee payable to CSIM varies based on fund assets.
The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the year ended March 31, 2008, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.
CSIM has contractually agreed, until at least July 30, 2010, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Institutional	Investor
	Shares	Shares

Laudus Rosenberg U.S. Large Capitalization Fund	0.99%	1.29%
Laudus Rosenberg U.S. Large Capitalization Growth Fund	0.99%	1.29%
Laudus Rosenberg U.S. Large Capitalization Value Fund	0.99%	1.29%
Laudus Rosenberg U.S. Discovery Fund	1.14%	1.44%
Laudus Rosenberg U.S. Small Capitalization Fund *	1.14%	1.44%
Laudus Rosenberg Long/ Short Equity Fund	1.74%	2.04%

*	There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. However, effective November 1, 2007 through October 31, 2008 the Manager has agreed to voluntarily waive 0.03% of the Adviser Shares expenses. In addition, effective November 1, 2007 through October 31, 2008 the Manager has agreed to voluntarily waive 0.03% of the Investor Shares expenses.
Effective April 15, 2008, the expense limitations will be reduced for the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, and Laudus Rosenberg U.S. Large Capitalization Value Fund as follows:

	Institutional	Investor
	Shares	Shares

Laudus Rosenberg U.S. Large Capitalization Fund	0.84%	1.14%
Laudus Rosenberg U.S. Large Capitalization Growth Fund	0.84%	1.14%
Laudus Rosenberg U.S. Large Capitalization Value Fund	0.84%	1.14%
Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the
Laudus U.S. Equity Funds   69

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
respective year. As of March 31, 2008, the balance of recoupable expenses is as follows:

	Expires	Expires
	3/31/09	3/31/10

Laudus Rosenberg U.S. Large Capitalization Fund	$7,039	$—
Laudus Rosenberg U.S. Large Capitalization Growth Fund	36,418	—
Laudus Rosenberg U.S. Large Capitalization Value Fund	103,539	125,556
Laudus Rosenberg U.S. Discovery Fund	—	—
Laudus Rosenberg U.S. Small Capitalization Fund	—	—
Laudus Rosenberg Long/ Short Equity Fund	2,450	—
The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor — ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.
Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for the transfer agent and sub-accounting services in connection with such shares.
The Board of Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons Independent Trustees, as noted in each Fund’s Statement of Operations.
A Retirement Plan was instituted for certain Independent Trustees of the Trust. In September 2006, the Trustees voted to close the Retirement Plan to new participants as of June 26, 2006 and to discontinue making contributions to the Retirement Plan after the plan year ending March 31, 2007. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan and including a final one-half year credit for service during the plan year ending March 31, 2007. Beginning April 1, 2005, each Independent Trustee was permitted to make a one-time election to have the $10,000 attributable to service for the coming year and previously accrued benefits adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust. After the closure of the Retirement Plan, the previously accrued benefits that an Independent Trustee had elected to have adjusted by the performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.
4. Redemption Fee.
Certain Fund shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to
70  Laudus U.S. Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
impose the costs of that activity on the shareholders who engage in it. Such amounts are net of the value of shares redeemed on the Statement of Changes in Net Assets. For the current and prior period, redemption fees assessed were as follows:

	Current Period	Prior Period
	(4/1/07-3/31/08)	(4/1/06-3/31/07)

Laudus Rosenberg U.S. Large Capitalization Fund	$22,951	$2,002
Laudus Rosenberg U.S. Large Capitalization Growth Fund	14,887	1,118
Laudus Rosenberg U.S. Large Capitalization Value Fund	378	358
Laudus Rosenberg U.S. Discovery Fund	10,158	60,262
Laudus Rosenberg U.S. Small Capitalization Fund	16,091	30,427
Laudus Rosenberg Long/ Short Equity Fund	26,432	36,207
5. Redemption-in-kind.
In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption-in-kind). For financial reporting purposes, the Fund will recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities, the Fund will recognize a loss if the cost exceeds value. The net amount of $9,310,921 in gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from realized gain (loss) to paid-in capital in excess of par value.
The Laudus Rosenberg U.S. Small Capitalization Fund — Institutional Shares had a redemption-in-kind in the amount of $33,136,950 during the year ended March 31, 2008.
6. Security Purchases and Sales.
For the period ended March 31, 2008, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg U.S. Large Capitalization Fund	$172,123,007	$178,075,673
Laudus Rosenberg U.S. Large Capitalization Growth Fund	59,063,717	84,909,269
Laudus Rosenberg U.S. Large Capitalization Value Fund	4,169,415	4,065,326
Laudus Rosenberg U.S. Discovery Fund	649,285,400	748,159,133
Laudus Rosenberg U.S. Small Capitalization Fund	587,914,221	884,355,242
Laudus Rosenberg Long/ Short Equity Fund	334,225,956	411,261,421
7. Borrowings from Banks
The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Long/ Short Equity Fund for temporary borrowing purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund and Laudus Rosenberg U.S. Small Capitalization Fund has access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended March 31, 2008.
8. Federal Income Taxes.
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions Paid

Laudus Rosenberg U.S. Large Capitalization Fund	$5,920,126	$9,791,836	$15,711,962
Laudus Rosenberg U.S. Large Capitalization Growth Fund	87,957	3,108,560	3,196,517
Laudus Rosenberg U.S. Large Capitalization Value Fund	205,381	658,199	863,580
Laudus Rosenberg U.S. Discovery Fund	—	65,060,079	65,060,079
Laudus Rosenberg U.S. Small Capitalization Fund	57,252	131,236,762	131,294,014
Laudus Rosenberg Long/ Short Equity Fund	7,064,829	—	7,064,829
Laudus U.S. Equity Funds   71

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions Paid

Laudus Rosenberg U.S. Large Capitalization Fund	$1,126,178	$2,949,474	$4,075,652
Laudus Rosenberg U.S. Large Capitalization Growth Fund	135,787	—	135,787
Laudus Rosenberg U.S. Large Capitalization Value Fund	318,229	138,325	456,554
Laudus Rosenberg U.S. Discovery Fund	606,878	23,594,419	24,201,297
Laudus Rosenberg U.S. Small Capitalization Fund	—	134,761,584	134,761,584
Laudus Rosenberg Long/ Short Equity Fund	7,134,576	—	7,134,576
As of March 31, 2008, the Laudus Rosenberg Long/Short Equity Fund was the only fund with net capital loss carry forward, which is available to offset future realized gains:

Expire

2009	$11,040,106
2010	—
2011	—
2012	20,890,232
2013	—
2014	—
2015	13,099,020
2016	21,018,727
Total	$66,048,085
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended March 31, 2008, the Funds deferred to April 1, 2008 post October capital losses of:

Capital Losses

Laudus Rosenberg U.S. Large Capitalization Fund	$3,662,236
Laudus Rosenberg U.S. Large Capitalization Growth Fund	—
Laudus Rosenberg U.S. Large Capitalization Value Fund	12,132
Laudus Rosenberg U.S. Discovery Fund	8,642,506
Laudus Rosenberg U.S. Small Capitalization Fund	2,851,031
Laudus Rosenberg Long/ Short Equity Fund	—
The Funds utilized capital loss carryforward during the year end March 31, 2008 in the amount of:

	Capital Losses	Capital Losses
	Utilized	Expired

Laudus Rosenberg U.S. Large Capitalization Fund	$—	—
Laudus Rosenberg U.S. Large Capitalization Growth Fund	1,674,486	—
Laudus Rosenberg U.S. Large Capitalization Value Fund	—	—
Laudus Rosenberg U.S. Discovery Fund	—	—
Laudus Rosenberg U.S. Small Capitalization Fund	—	—
Laudus Rosenberg Long/Short Equity Fund		26,836,920
72  Laudus U.S. Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
As of March 31, 2008, the components of distributable earnings/accumulated(losses) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term	Accumulated
	Ordinary	Capital	Capital and	Unrealized
	Income	Gains	Other Losses	Appreciation

Laudus Rosenberg U.S. Large Capitalization Fund	$229,364	$—	$(3,666,867)	$852,599
Laudus Rosenberg U.S. Large Capitalization Growth Fund	38,254	340,864	(1,180)	5,701,019
Laudus Rosenberg U.S. Large Capitalization Value Fund	22,728	—	(12,284)	324,266
Laudus Rosenberg U.S. Discovery Fund	816,416	38,317	(8,680,489)	34,752,797
Laudus Rosenberg U.S. Small Capitalization Fund	181,989	—	(2,967,846)	52,344,409
Laudus Rosenberg Long/ Short Equity Fund	271,594	—	(66,062,554)	54,748,040
The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and unrealized gains/(losses) on investments in passive foreign investment companies.
The permanent book and tax basis differences may result in reclassifications between capital accounts such and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2008, the funds made the following reclassifications:

		Accumulated
		Net Realized
		Gains/(Losses)
	Accumulated	on Investments
	Net Investment	and Securities	Paid in
	Income/(Loss)	Sold Short	Capital

Laudus Rosenberg U.S. Large Capitalization Fund	$(689)	$689	$—
Laudus Rosenberg U.S. Large Capitalization Growth Fund	—	—	—
Laudus Rosenberg U.S. Large Capitalization Value Fund	(40)	40	—
Laudus Rosenberg U.S. Discovery Fund	(1,999)	1,999	—
Laudus Rosenberg U.S. Small Capitalization Fund	(7,933)	(9,230,555)	9,238,488
Laudus Rosenberg Long/ Short Equity Fund	270,515	26,566,405	(26,836,920)
Laudus U.S. Equity Funds   73

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Laudus Trust
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, and Laudus Rosenberg Long/ Short Equity Fund (formerly Laudus Rosenberg Value Long/ Short Equity Fund) (the “Funds”) at March 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
May 14, 2008
74  Laudus U.S. Equity Funds

Other Tax Information (unaudited)
For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended March 31, 2008, qualify for the corporate dividends received deduction for the following Funds:

Dividends
Received Deduction

Laudus Rosenberg U.S. Large Capitalization Fund	49.04%
Laudus Rosenberg U.S. Large Capitalization Growth Fund	100%
Laudus Rosenberg U.S. Large Capitalization Value Fund	84.15%
Laudus Rosenberg U.S. Discovery Fund	0.00%
Laudus Rosenberg U.S. Small Capitalization Fund	100%
Laudus Rosenberg Long/ Short Equity Fund	29.36%
For the fiscal year March 31, 2008, certain dividends paid by the Funds may be subject to maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.
For the year ended March 31, 2008, the Funds designate the following amounts of qualified dividend income:

Qualified
Dividend Income

Laudus Rosenberg U.S. Large Capitalization Fund	$1,751,357
Laudus Rosenberg U.S. Large Capitalization Growth Fund	87,957
Laudus Rosenberg U.S. Large Capitalization Value Fund	149,286
Laudus Rosenberg U.S. Discovery Fund	—
Laudus Rosenberg U.S. Small Capitalization Fund	52,220
Laudus Rosenberg Long/ Short Equity Fund	2,246,039
Laudus U.S. Equity Funds   75

Trustees and Officers
The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2008, the Fund Complex included 79 funds.
At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.
The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees

Name, Address[1] and		Number of
Year of Birth;		Portfolios in
(Term of Office and	Principal Occupation(s)	Fund Complex	Other Directorships
Length of Time Served2)	During Past Five Years	Overseen	Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	79	Board 1 – Director, Redwood Trust, Inc. (mortgage finance). Board 2 – Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio- pharmaceuticals).	79	Board 1 – Director, Mission West Properties (commercial real estate).
Board 2 – Director, TOUSA (home building).
Board 3 – Director, Harris-Stratex Networks (a network equipment corporation).
Board 4 – Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 – Director, Ditech Networks (voice communications technology)
			Board 6 – Rubicon Limited (manufacturing)

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	11	None

76  Laudus U.S. Equity Funds

Trustees and Officers continued

Independent Trustees

Name, Address[1] and		Number of
Year of Birth;		Portfolios in
(Term of Office and	Principal Occupation(s)	Fund Complex	Other Directorships
Length of Time Served2)	During Past Five Years	Overseen	Held by Trustee

Randall W. Merk 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002- present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	11	None

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.
Laudus U.S. Equity Funds   77

Trustees and Officers continued

Officers

Name, Address[4]
and Year of Birth;
(Term of Office[5] and
Length of Time Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Randall Fillmore 1960 (9/04-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds. From June 2006 to June 2007, Chief Compliance Officer, Excelsior Funds. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. From 2000 to 2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director, Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)	Vice President	Vice President, Compliance, Charles Schwab Investment, Management, Inc.; Vice President, Schwab Funds; until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

[4]	The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.
78  Laudus U.S. Equity Funds

Definitions, Terms and Other Information
90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.
Alpha is a measure of a fund’s risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.
Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.
GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.
The S&P/Citigroup Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.
The S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.
The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index.
The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.
The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.
The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Price to cash flow ratio is the price of a stock dividend by its reported cash flow per share.
Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.
Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.
Laudus U.S. Equity Funds   79

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COMMAND PERFORMANCE™
Manager
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104
Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com
This report is for the information of the shareholders of the Laudus Trust.
Its use in connection with any offering of the Trust’s shares is authorized only in case of concurrent or prior delivery of the current prospectus.
MFR 34765-05

Annual Report
March 31, 2008

COMMAND PERFORMANCE™
International Equity Funds
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund (closed to investors)
Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.
Charles Schwab Investment Management, Inc. is the Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

1	President’s Message

2	Management’s Discussion

7	Performance and Fund Facts

13	Fund Expenses

14	Portfolio Holdings

48	Financial Statements and Notes

60	Report of Independent Registered Public Accounting Firm

62	Trustees and Officers of Laudus Trust

65	Definitions, Terms and Other Information
Nothing in this report represents a recommendation of a security by the investmentadviser. Portfolio Manager views and portfolio holdings may have changed since the report date.
Notice About Duplicate Mailings
In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.
Each of the Funds is a series of the Laudus Trust (the “Trust”), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. (“CSIM”). AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) acts as Sub-adviser to the Funds. The Funds are distributed by ALPS Distributors, Inc. Charles Schwab & Co. and ALPS Distributors, Inc. are unaffiliated entities.

President’s Message

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds during the period of this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.
Jeffrey Mortimer, is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,
I am pleased to present the annual report for the Laudus Rosenberg Funds for the year ended March 31, 2008. At this time, I would also like to introduce Jeffrey Mortimer, who will be assuming the position of President and CEO of the Laudus Rosenberg Funds. As the current Chief Investment Officer (CIO) of both Laudus Funds and Schwab Equity Funds, Jeffrey is an exceptionally capable portfolio manager and strategist, bringing over 20 years of industry knowledge and experience to the role.
The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg, one of the world’s premier equity specialists and institutional money managers. Through the Laudus Rosenberg Funds offering, this distinctive approach to investment management is easily accessible to independent advisors and individual investors.
Since our initial offering, we have continued to evaluate investment opportunities and adjust our products to better support our clients by leveraging the Laudus Rosenberg investment process. Our most recently launched fund, the Laudus Rosenberg International Discovery Fund, has reached $261 million in assets, representing an increase of over 250% in the past year. The fund utilizes the same investment discipline used in all of the Laudus Rosenberg Funds and provides international small/mid-cap exposure in developing and emerging markets.
In closing, I would like to thank you for investing with us.
Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 1-800-447-3332. Please read the prospectus carefully before investing.
Laudus International Equity Funds   1

Management’s Discussion for the year ended March 31, 2008
Global Market Overview
The past four quarters were a period of increasing volatility in capital markets around the globe. The period began with fairly strong positive returns, with many equity indexes gaining over 6% in the second quarter of 2007. In the third quarter, however, small-cap stocks around the world began to pull back, posting generally negative returns, particularly more value-oriented stocks. Large-cap indexes, especially those with a growth-style orientation, continued upward. During the final two quarters of the period, the damage spread across all equity areas — many indexes lost well over 10%, as investors became increasingly concerned about slowing global economic growth and problems in the credit markets. As a result, global equity markets ultimately generated mostly negative returns for the full period, with U.S. small-cap stocks the worst performing area. The most notable exception was emerging markets stocks, which finished the period up over 20%.
Three specific months stand out as significant contributors to the relatively weak returns over the period: July and November of 2007, and January of 2008. In July, investors around the globe sold equity positions in reaction to problems in the credit markets. Continued deterioration in the U.S. housing market and weakness in the sub-prime lending business led to significant financing problems among major investment banks. Over the past several years, many of the loans made to U.S. homeowners were packaged into securitized, bond-like products and placed in fixed income portfolios around the globe. As some borrowers across the U.S. housing markets began to default on their loans, the quality of the securities created by packaging them began to deteriorate. For example, Bear Stearns, a venerated U.S. investment bank, ran into trouble with two of their hedge funds during the summer of 2007, as the values of the underlying assets became increasingly difficult to determine. As these funds were highly leveraged, declines in asset values led to significant losses for the funds. These funds — and others like them — needed to sell their more liquid and highly valued assets to raise cash, causing some unusually strong global volatility in the middle of August 2007. While in its initial stages these effects were felt most strongly in the U.S. fixed income markets, equity investors were concerned about the financial status of the U.S. consumer, and thus the continued growth of the U.S. economy.
After the U.S. Federal Reserve’s (the “Fed”) Open Market Committee acted to provide additional liquidity to the credit markets in mid-August, and followed that up with a cut in interest rates in mid-September, the markets responded positively. The Federal Reserve probably had the Financial sector in mind when it took considerable action during August and September. This group of companies comprises about 20% of most major U.S. indexes, so their valuations and future earnings are very important to stock market investors. In August, the Fed lowered the discount rate, which makes it easier for banks to borrow directly from the Fed. They even persuaded some major banks to step up to the discount window, in a public display of pumping liquidity into the financial system. Then, in September, they lowered the Fed funds rate, the rate banks charge each other, which has much broader application. That caused an immediate decline in the prime rate, lowering borrowing costs throughout the economy. The equity markets generally cheered these moves, but the concerns over the housing market continued the pressure on Financial stocks, keeping the pressure on the markets overall.
By November 2007, it became increasingly clear that the U.S. economy was slowing down. Banks, mortgage firms and homebuilders began to write down assets on their balance sheets in response to the declines in asset values in securities tied to the U.S. mortgage markets. These firms also reported lower earnings and reduced their expectations of future earnings in their reports and updates to investors. Economists around the world spoke of a recession — or at best flat economic growth — in the U.S. and possibly around the world. By January 2008, investors saw evidence of the slowdown in higher unemployment figures and lower manufacturing production. The final figure for U.S. GDP growth in the fourth quarter of 2007 was an annual rate of 0.6% — growth, but just barely. Investors continued to sell stocks across the globe, and equities in general continued their decline.
Also in January, the Fed and some of their global counterparts took some unusual steps designed to restore liquidity to the credit markets. These central banks created pools of credit facilities and lowered the interest rates they charged to borrowers. The Fed again lowered their main interest rate, the Fed funds rate, numerous times in the early part of 2008, thus reducing borrowing costs across the entire economy. While other central banks around the world were not quite as accommodat-
2  Laudus International Equity Funds

Management’s Discussion continued
ing, they too injected liquidity into their markets. And in one of the most unusual moves in recent financial history, the Fed also engineered a purchase of Bear Stearns by JP Morgan. The Fed believed that Bear Stearns’ potential bankruptcy — an event no one thought likely just days before — would very negatively affect both the equity and credit markets, partially due to the firm’s size and presence as a prime broker. But all of these moves, while helpful in calming the markets, also lowered the value of the U.S. dollar versus other currencies, leading to higher commodity and energy prices and increasing fears of inflation.
Investors’ concerns were heightened by reports of inflation. The U.S. Consumer Price Index climbed during the period, with a reported gain of 4.1% during the calendar year 2007. The decline in the value of the U.S. dollar versus other major currencies was a factor in the U.S. inflation rate, as that decline increased the price of imports, especially energy-related products such as crude oil and gasoline. Further evidence of inflation fears showed in the fixed income markets, as the return on U.S. Treasury Inflation Protected Series (“TIPS”) bonds was strongly positive over the period, returning over 14%. Major commodity indexes also were up strongly, many over 30% during the period. Inflation is generally viewed by investors as negative for equities, due to the difficulty of passing along higher costs to consumers and thus increasing the likelihood of lower earnings.
The U.S. dollar’s decline and the gains in some commodity markets did generate some positive news for U.S. investors with assets in non-U.S. stocks, however. The MSCI EAFE Index, while negative for the period at -2.27%, lost less than its U.S. counterpart, the Russell 1000 Index, which was down 5.40%. The dollar’s decline explains much of the difference, but also important was that financial firms in the U.S. index were down significantly more than their foreign counterparts, as a result of their greater direct exposure to problems stemming from the U.S. housing markets. Also important was the higher return to foreign firms in the Materials Sector. Generally, commodity-oriented firms were of greater importance in non-U.S. economies, and their increased weight in the non-U.S. indexes, plus their overall higher returns, helped push these stocks to higher returns versus U.S. equities. This trend was especially true for the emerging markets area, where the Materials and Energy Sectors combined to contribute nearly 11% of the total 21.6% return to the MSCI Emerging Markets Index over the period.
International Equity Funds Performance
Total returns are for the year ended 3/31/08. For performance details, see pages 7 through 12.

Laudus Rosenberg International Equity Fund(1)

REQIX	RIEIX	MSCI-EAFE
Institutional shares	Investor shares	Index
-5.91%	-6.21%	-2.27%

Laudus Rosenberg International Discovery Fund(1,2)

		S&P/Citigroup Global ex US Broad Market Index (BMI)
LIDSX	LIDIX	$2-$10 Billion
Institutional shares	Investor shares	Cap Range
-0.16%*	-0.51%	1.04%

Laudus Rosenberg International Small Capitalization Fund(1,2)
(Closed)

		S&P/Citigroup World ex US Extended
ICSIX	RISIX	Market Index
Institutional shares	Investor shares	(EMI)
-9.97%	-10.27%	-6.39%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund’s advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.
Investors cannot invest directly in any index.

*	Return for the period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of Financial Highlights return adhering to GAAP presentation.

(1)	There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

(2)	Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.
Laudus International Equity Funds   3

Management’s Discussion continued
Laudus Rosenberg International Equity Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and underperformed its benchmark, the MSCI EAFE® Index: The Fund’s Investor Shares lost 6.21% versus the benchmark’s loss of 2.27%. Generally speaking, allocation decisions made modest positive contributions but were overshadowed by weak stock selection across most measures. The Fund, with its emphasis on valuation as well as earnings growth, clearly struggled against the benchmark in a period in which investors generally flocked to growth stocks — often without regard to cost.
On a sector basis, stock selection provided the greatest drag on performance; allocation across sectors added some value, but not enough to overcome the negatives. The largest sector detractor was from the Materials sector. Although the Fund’s substantial overweight to the strongly performing sector added value, it was overshadowed by underperformance of the Fund’s holdings in the sector as compared to those of the benchmark. An overweight to the Telecommunication Services sector also added value, as that industry held up relatively well over the reporting period. Stock selection, however, across multiple sectors detracted, most damaging in Information Technology, Industrials and Financials. The Fund’s underweight of Consumer Staples and overweight of Consumer Discretionary also worked against it, as international investors — following those in the U.S. — moved to more defensive holdings as the period wore on. The Fund’s stock selection within Consumer Discretionary, however, was able to mitigate the sector’s negative allocation impact.
Across market capitalizations, it was primarily the Fund’s stock selections that detracted from performance; in nearly all market-cap ranges the Fund’s holdings underperformed those of the benchmark. While overall allocation contributed slightly — most notably due to the Fund’s overweight to very large-cap stocks — the Fund’s modest overweight of the smallest stocks hurt, compounded by weak stock selection among them.
From a Price/Earnings (“P/E”) perspective, stock selection dragged on Fund performance for the period across nearly all valuation ranges as the Fund’s holdings failed to outperform those of the benchmark. The one exception was an overweight of stocks with the lowest P/Es that worked in the Fund’s favor, boosted by positive stock selection among those companies; in all other ranges, the Fund’s holdings underperformed those of its benchmark.
From a Price/Book (“P/B”) perspective, however, it was the Fund’s allocations that were the most damaging; in fact, stock picking in several valuation ranges contributed positively, most notably in the lower range of P/B values. Most damaging was a substantial overweight of stocks at the low end of the P/B range, not surprising in an environment in which growth notably outperformed value. At higher ranges, however, stock picking hurt. And among the stocks with the highest P/B valuations, both an underweight and weak stock selection detracted from performance.
As is typical for this Fund, regional allocation had little net effect. However, the Fund’s holdings within Europe — representing nearly two-thirds of the Fund’s portfolio — underperformed those of the benchmark, dragging on Fund performance for the period.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg International Discovery Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and underperformed its benchmark, the S&P/Citigroup Global ex U.S. Broad Market Index, $2-10 Billion Cap Range: The Fund’s Investor Shares lost 0.51% versus the benchmark’s gain of 1.04%. The Fund’s underperformance was primarily a result of its stock selection decisions; allocations added value across some measures but detracted in others.
Among sectors, the Fund’s allocation decisions generally added value, but in most cases they were overshadowed by weak stock performance. The greatest sector contribution for the period came from Financials, where a combination of a substantial underweighting and strong stock selection among them added value. Most other sectors detracted — the largest of which was the Telecommunication Services sector where, despite an overweight that worked in the Fund’s favor, the Fund’s holdings significantly underperformed those in the benchmark. Other sectors that hurt performance for the period were Industrials, due to both an underweight and weak stock selection, and weak stock selection in the Consumer Discretionary and Materials sectors. A substantial overweight to Materials as compared to the benchmark did
4  Laudus International Equity Funds

Management’s Discussion continued
add value as the sector showed notable strength for the reporting period.
On a market-capitalization basis, while allocation added some value, it was more than offset by weak stock selection across market caps. The largest drag on performance came from the smallest stocks, where those held by the Fund substantially underperformed those of the benchmark. An overweight in this arena tempered the drag to some degree, but not nearly enough to overcome the stock-picking impact. The effect of weak stock selection was consistent across most capitalization ranges with the exception of the largest of the small-caps, where the Fund’s holdings outperformed those of the benchmark.
On a valuation basis, generally speaking, the Fund’s value orientation worked against it for the period, with overweights to both lower-valuation stocks and to more richly valued stocks — measured both by P/E and P/B values — working against the Fund for the fiscal year. However, strong performance of the Fund’s lower-P/E stocks contributed sufficiently to overcome the negative impact of allocation. Weak performance among the Fund’s stocks with mid-range P/Es also detracted from performance.
From a P/B perspective, the bright spot was that the Fund’s substantial overweight to stocks with low P/B values added some value. However, it was overshadowed the by effect of weak stock performance among the Fund’s holdings in that range.
Although typically, regional allocation has little net effect on Fund performance, for this period it added modest value as a result of the Fund’s overweight of Latin America compared to the benchmark. However, the Fund’s stocks in Latin America underperformed those of the benchmark, overshadowing the benefit of the Fund’s allocation there. Stock selection in North America, Europe and Asia & the Pacific Basin also detracted from Fund performance.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
Laudus Rosenberg International Small Capitalization Fund For its fiscal year ended 3/31/08, the Fund posted a negative return and underperformed its benchmark, the S&P/Citigroup World ex U.S. Extended Market Index: The Fund’s Investor Shares lost 10.27% versus the benchmark’s loss of 6.39%. The Fund’s underperformance was primarily a result of its stock selection decisions, although in some cases, allocations also dragged on performance.
Among sectors, the Fund’s stock selection generally detracted from performance, and allocation across sectors contributed only modestly. Although a substantial overweight to the Materials sector contributed to performance, the negative impact of stock selection within the sector nearly overshadowed that contribution. Stock selection among Information Technology, Telecommunications Services and Utilities added some value, but it was overshadowed by weak stock performance among the Fund’s holdings in Industrials and Financials and, to a lesser extent, Consumer Discretionary and Health Care. The Fund’s underweight of Energy — the benchmark’s strongest-performing sector — and Health Care sectors also detracted, as did its overweight of Industrials.
Across market capitalizations, the Fund’s stock picking generally detracted; allocations added little net contribution. The positive contribution of the Fund’s stock picking fit a clear pattern: its holdings among the smaller companies outperformed those of the benchmark, while its larger holdings underperformed. But because those smaller holdings represented roughly 30% of the portfolio versus 70% for the larger holdings, the net effect was a drag on Fund performance for the period.
On a valuation basis, results were inconsistent when examined on a P/E vs. a P/B basis for the period. From a P/E perspective, the Fund’s allocations had little net effect; it was primarily stock selection that dragged on returns, particularly among the Fund’s mid-range valuations. However, the Fund did exhibit strong stock picking among the lowest and highest valuations. From a P/B perspective, however, it was the Fund’s allocations that dragged most on performance; while this was the case across all P/B ranges, the impact was greatest among the Fund’s stocks with the highest and lowest valuations. The Fund’s stock selection did compensate somewhat, however, particularly among those stocks with the lowest and highest valuations. Generally speaking, the market rewarded more highly valued stocks over the period, which worked against the Fund’s value orientation.
Laudus International Equity Funds   5

Management’s Discussion continued
As is typical for this Fund, regional allocation had little net effect on Fund performance, although for this period it detracted modestly due to an underweight to North America and an overweight (albeit modest) to Africa & the Middle East. From a regional perspective, it was weak stock selection, particularly among European stocks — which represent more than 60% of the portfolio — that dragged most notably on performance. The Fund’s stock selection in Asia and the Pacific Basin compensated somewhat, but not enough to overcome the negatives.
The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund’s underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.
6  Laudus International Equity Funds

Performance and Fund Facts
Laudus Rosenberg International Equity Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

			Since Inception	Since Inception
Class and Inception Date	1 year	5 year	Institutional	Investor
Institutional (6/7/00)	-5.91%	19.40%	4.75%	n/a
Investor (12/5/00)	-6.21%	19.03%	n/a	6.29%
MSCI EAFE Index*	-2.27%	21.65%	4.88%	7.10%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.
Investors cannot invest directly in any index.

*	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE® Index) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	6/7/00	12/5/00
Total Net Assets ($ x 1,000)	$97,701	$19,570
Ticker Symbol	REQIX	RIEIX
Cusip	51855Q507	51855Q812
NAV	$11.59	$11.60
Net Expense Ratio[3]	1.34%	1.64%
Gross Expense Ratio[4]	1.34%	1.71%

Fund Characteristics[2]

Number of Securities	432

Avg. Market Capitalization ($Wtd. x 1,000,000)	58,649

Portfolio Turnover (One year trailing)	83%

Price to Earnings (P/E)	10.69

Price to Book (P/B)	1.53

Price to Cash Flow	6.61

Beta	1.03

Return on Equity	15.75%

Five-Year Earnings Growth	21.53%

Top Equity Holdings[2] % of Net Assets

Vodafone Group plc	2.6%

Royal Dutch Shell plc, Class A	2.0%

Total S.A.	1.9%

Daimler AG	1.7%

Zurich Financial Services AG — Reg’d	1.7%

Eni S.p.A.	1.7%

BASF SE	1.6%

Nestle S.A. — Reg’d	1.6%

Royal Dutch Shell plc, Class B	1.5%

Anglo American plc	1.4%

Total	17.7%

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.

[4]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
Laudus International Equity Funds   7

Performance and Fund Facts continued
Laudus Rosenberg International Equity Fund as of 3/31/08
Portfolio Composition1 % of Investments

Sector Weightings
Portfolio Composition1 % of Investments

Country Weightings

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.
8  Laudus International Equity Funds

Performance and Fund Facts
Laudus Rosenberg International Discovery Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

		Since Inception	Since Inception
Class and Inception Date	1 year	Institutional	Investor
Institutional (5/31/06)	-0.16%**	11.30%	n/a

Investor (5/31/06)	-0.51%	n/a	10.94%

S&P/ Citigroup Global ex US BMI $2-10 Bil Cap Range*	1.04%	12.45%	12.45%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.
Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.
Investors cannot invest directly in any index.

*	The S&P/Citigroup Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

**	Return for the period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of Financial Highlights return adhering to GAAP presentation.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100
Inception Date	5/31/06	5/31/06
Total Net Assets ($ x 1,000)	$139,643	$121,930
Ticker Symbol	LIDSX	LIDIX
Cusip	51855Q689	51855Q697
NAV	$11.45	$11.43
Net Expense Ratio[3]	1.35%	1.65%
Gross Expense Ratio[4]	1.64%	2.03%

Fund Characteristics[2]

Number of Securities	600
Avg. Market Capitalization ($Wtd. x 1,000,000)	5,601
Portfolio Turnover (One year trailing)	147%
Price to Earnings (P/ E)	12.26
Price to Book (P/ B)	1.49
Price to Cash Flow	6.99
Beta	1.03
Return on Equity	13.27%
Five-Year Earnings Growth	20.99%

Top Equity Holdings[2] % of Net Assets

Mapfre S.A.	0.8%
D/ S Norden A/ S	0.8%
Danisco A/ S	0.7%
IMI plc	0.7%
Fondiaria — Sai S.p.A.	0.7%
Petrofac Ltd.	0.7%
Kinross Gold Corp.	0.7%
Arkema	0.6%
Atos Origin S.A.	0.6%
Asahi Breweries Ltd.	0.6%
Total	6.9%

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.

[4]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
Laudus International Equity Funds   9

Performance and Fund Facts continued
Laudus Rosenberg International Discovery Fund as of 3/31/08
Portfolio Composition1 % of Investments

Sector Weightings
Portfolio Composition1 % of Investments

Country Weightings

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.
10  Laudus International Equity Funds

Performance and Fund Facts
Laudus Rosenberg International Small Capitalization Fund as of 3/31/08
Performance of a Hypothetical
$50,000 Investment in Institutional Shares1

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Average Annual Total Returns1

Class and Inception Date	1 year	5 year	10 years
Institutional (9/23/96)	-9.97%	26.15%	11.95%

Investor (10/29/96)	-10.27%	25.75%	11.59%

S&P/ Citigroup World ex US EMI*	-6.39%	26.77%	9.98%
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudusfunds.com.
Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.
Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.
Investors cannot invest directly in any index.

*	S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

	Institutional	Investor
Fund Overview[2]	Shares	Shares

Initial Investment	$50,000	$100

Inception Date	9/23/96	10/29/96

Total Net Assets ($ x 1,000)	$612,703	$523,709
Ticker Symbol	ICSIX	RISIX
Cusip	51855Q606	51855Q796
NAV	$16.97	$16.74
Fund Expense Ratio[3]	1.10%	1.47%

Fund Characteristics[2]

Number of Securities	830

Avg. Market Capitalization ($Wtd. x 1,000,000)	4,394
Portfolio Turnover (One year trailing)	105%
Price to Earnings (P/ E)	11.62
Price to Book (P/ B)	1.18
Price to Cash Flow	6.52
Beta	1.06
Return on Equity	10.92%
Five-Year Earnings Growth	22.03%

Top Equity Holdings[2] % of Net Assets

British Energy Group plc	2.0%

Eramet	1.8%

Compagnie Generale des Etablissements Michelin, class B	1.8%

Salzgitter AG	1.8%

Koninklijke DSM N.V.	1.4%

K&S AG	1.4%

Swiss Life Holding — Reg’d	1.3%

Baloise Holding AG — Reg’d	1.3%

Natixis	1.3%

PSA Peugeot Citroen	1.2%

Total	15.3%

[2]	Portfolio holdings are subject to change and may not represent current or future holdings.

[3]	Reflects the total annual fund operating expenses. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.
Laudus International Equity Funds   11

Performance and Fund Facts continued
Laudus Rosenberg International Small Capitalization Fund as of 3/31/08
Portfolio Composition1 % of Investments

Sector Weightings
Portfolio Composition1 % of Investments

Country Weightings
1 Portfolio holdings are subject to change and may not represent current or future holdings.
12  Laudus International Equity Funds

Disclosure of Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2007 and held through March 31, 2008, unless otherwise noted.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s share classes’ actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses
	Expense Ratio[1]	Account Value	(Net of Expenses)	Paid During Period[2]
	(Annualized)	at 10/1/07	at 3/31/08	10/1/07 - 3/31/08

Laudus Rosenberg International Equity Fund
Institutional Shares	1.12%
Actual Return		$1,000	$883.60	$5.27
Hypothetical 5% Return		$1,000	$1,019.40	$5.65
Investor Shares	1.53%
Actual Return		$1,000	$882.50	$7.20
Hypothetical 5% Return		$1,000	$1,017.35	$7.72

Laudus Rosenberg International Discovery Fund
Institutional Shares	1.35%
Actual Return		$1,000	$900.40	$6.41
Hypothetical 5% Return		$1,000	$1,018.25	$6.81
Investor Shares	1.65%
Actual Return		$1,000	$900.00	$7.84
Hypothetical 5% Return		$1,000	$1,016.75	$8.32

Laudus Rosenberg International Small Capitalization Fund
Institutional Shares	1.11%
Actual Return		$1,000	$870.40	$5.19
Hypothetical 5% Return		$1,000	$1,019.45	$5.60
Investor Shares	1.50%
Actual Return		$1,000	$868.90	$7.01
Hypothetical 5% Return		$1,000	$1,017.50	$7.57

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund or share class are equal to that fund’s or share class’ annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.
Laudus International Equity Funds   13

Laudus Rosenberg International Equity Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

98.2%	Common Stock	108,493,630	115,186,869
0.5%	Short-Term	597,000	597,000
	Investment

98.7%	Total Investments	109,090,630	115,783,869
1.3%	Other Assets and
	Liabilities		1,487,356

100.0%	Net Assets		117,271,225

	Number of	Value
Security	Shares	($)
Common Stock 98.2% of net assets
Australia 5.6%

Banks 0.3%
Australia & New Zealand Banking Group Ltd.	2,400	49,801
Commonwealth Bank of Australia	3,600	138,336
National Australia Bank Ltd.	3,100	85,732
Westpac Banking Corp.	2,600	56,746

		330,615
Capital Goods 0.0%
Leighton Holdings Ltd.	600	23,610
Energy 0.9%
Origin Energy Ltd.	33,800	283,147
Santos Ltd.	23,400	311,188
Woodside Petroleum Ltd.	8,600	427,376
WorleyParsons Ltd.	900	27,584

		1,049,295
Food, Beverage & Tobacco 0.5%
Coca-Cola Amatil Ltd.	27,200	211,694
Foster’s Group Ltd.	69,800	327,169
Goodman Fielder Ltd.	5,600	9,250

		548,113
Materials 3.0%
Amcor Ltd.	5,600	36,643
BHP Billiton Ltd.	41,000	1,347,301
BlueScope Steel Ltd.	29,500	267,542
Dominion Mining Ltd.	2,500	7,713
Equigold NL	1,300	5,523
Fortescue Metals Group Ltd. *	46,000	274,679
Incitec Pivot Ltd.	1,000	129,293
Independence Group NL	1,000	7,335
Macarthur Coal Ltd.	7,900	94,547
Mincor Resources NL	9,700	27,155
Mount Gibson Iron Ltd. *	12,600	33,053
Nufarm Ltd.	1,000	15,709
OneSteel Ltd.	18,785	109,986
Orica Ltd.	8,700	232,407
Portman Ltd. *	9,962	113,519
Rio Tinto Ltd.	5,800	651,547
Sims Group Ltd.	5,500	149,676

		3,503,628
Media 0.1%
Amalgamated Holdings Ltd.	1,575	7,776
Seven Network Ltd.	14,400	125,841

		133,617
Pharmaceuticals & Biotechnology 0.1%
CSL Ltd.	3,600	122,034
Real Estate 0.2%
Westfield Group	16,400	268,605
Telecommunication Services 0.4%
Telstra Corp., Ltd.	104,800	422,496
Transportation 0.1%
Toll Holdings Ltd.	15,200	139,904

		6,541,917
Austria 0.9%

Energy 0.5%
OMV AG	9,077	599,937
Materials 0.4%
Voestalpine AG	5,785	402,299
Real Estate 0.0%
Meinl European Land Ltd. *	780	8,870

		1,011,106
Belgium 1.1%

Food & Staples Retailing 0.4%
Delhaize Group	6,021	474,860
Materials 0.7%
Solvay S.A.	4,000	510,002
Umicore	6,340	329,538

		839,540

		1,314,400
Bermuda 0.8%

Diversified Financials 0.3%
Guoco Group Ltd.	14,000	137,375
Jardine Strategic Holdings Ltd.	9,000	151,996

		289,371
Energy 0.3%
Seadrill Ltd.	14,000	377,130
Insurance 0.0%
Hiscox Ltd.	7,084	33,645
Real Estate 0.1%
Great Eagle Holdings Ltd.	6,000	16,536
Pacific Century Premium Developments Ltd.	189,000	68,634
Sinolink Worldwide Holdings Ltd.	288,000	44,018

		129,188
Transportation 0.1%
Orient Overseas International Ltd.	16,000	94,361
Transport International Holdings Ltd.	2,800	13,891

		108,252

		937,586
See financial notes.
14  Laudus International Equity Funds

Laudus Rosenberg International Equity Fund

	Number of	Value
Security	Shares	($)
Denmark 1.5%

Food, Beverage & Tobacco 0.5%
Carlsberg A/ S, Class B	2,349	301,276
Danisco A/ S	3,600	263,599

		564,875
Transportation 1.0%
AP Moller – Maersk A/ S, Series A	92	1,023,510
D/ S Norden A/ S	2,000	224,063

		1,247,573

		1,812,448
Finland 1.3%

Capital Goods 0.3%
Metso Corp. Oyj	7,200	388,926
Materials 0.6%
Rautaruukki Oyj	4,636	224,105
UPM-Kymmene Oyj	23,950	426,067

		650,172
Technology Hardware & Equipment 0.4%
Nokia Oyj	14,800	467,242

		1,506,340
France 8.6%

Automobiles & Components 1.9%
Compagnie Generale des Etablissements Michelin, Class B	7,489	784,288
PSA Peugeot Citroen	9,600	745,046
Renault S.A.	4,600	509,175
Valeo S.A.	3,782	150,115

		2,188,624
Banks 0.4%
BNP Paribas	2,600	262,163
Natixis	13,858	222,254

		484,417
Capital Goods 1.8%
Compagnie de Saint-Gobain	11,400	931,695
Nexans S.A.	1,105	130,409
Schneider Electric S.A.	5,700	736,335
Thales S.A.	4,538	293,719

		2,092,158
Consumer Durables & Apparel 0.4%
Beneteau	4,200	113,016
Christian Dior S.A.	1,800	199,513
Thomson	16,610	115,747

		428,276
Energy 1.9%
Compagnie Generale de Geophysique-Veritas (CGG-Veritas) *	334	83,081
Total S.A.	29,502	2,185,622

		2,268,703
Food, Beverage & Tobacco 0.1%
Vilmorin & Cie	361	62,706
Materials 0.9%
Arkema *	3,000	168,152
Ciments Francais S.A.	2,080	346,534
Eramet	690	556,033

		1,070,719
Media 0.0%
Vivendi	1,058	41,385
Pharmaceuticals & Biotechnology 0.2%
Sanofi-Aventis	3,000	225,008
Software & Services 0.5%
Atos Origin S.A. *	2,217	123,437
Cap Gemini S.A.	8,400	478,293

		601,730
Telecommunication Services 0.4%
France Telecom S.A.	12,595	423,134
Utilities 0.1%
Suez S.A.	2,446	160,328

		10,047,188
Germany 8.9%

Automobiles & Components 1.9%
Bayerische Motoren Werke (BMW) AG	1,863	102,710
Daimler AG	23,400	2,000,150
Volkswagen AG	528	152,964

		2,255,824
Capital Goods 0.9%
Bilfinger Berger AG	200	17,194
KSB AG	41	27,764
Siemens AG	9,413	1,020,847

		1,065,805
Household & Personal Products 0.5%
Henkel KGaA	14,964	635,743
Insurance 0.4%
Allianz SE – Reg’d	1,497	296,009
Muenchener Rueckversicherungs-Gesellschaft AG – Reg’d	691	135,406

		431,415
Materials 3.1%
Altana AG	2,853	60,064
BASF SE	14,300	1,923,470
Lanxess	4,500	180,871
Salzgitter AG	2,160	376,270
ThyssenKrupp AG	19,500	1,119,495

		3,660,170
Telecommunication Services 0.1%
Deutsche Telekom AG – Reg’d	9,900	164,483
Transportation 0.7%
Deutsche Post AG – Reg’d	26,627	813,205
Utilities 1.3%
E.ON AG	2,223	411,313
RWE AG	8,698	1,069,154

		1,480,467

		10,507,112
See financial notes.
Laudus International Equity Funds   15

Laudus Rosenberg International Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Greece 0.5%

Banks 0.0%
Agricultural Bank of Greece	2,267	10,349
Food, Beverage & Tobacco 0.3%
Coca-Cola Hellenic Bottling Co., S.A.	7,355	343,535
Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. (OTE)	4,500	127,585
Utilities 0.1%
Public Power Corp. S.A. (PPC)	2,707	118,423

		599,892
Hong Kong 2.1%

Banks 0.7%
BOC Hong Kong (Holdings) Ltd.	142,000	345,032
Hang Seng Bank Ltd.	22,800	415,693
Wing Hang Bank Ltd.	3,000	45,747

		806,472
Real Estate 0.6%
Cheung Kong (Holdings) Ltd.	32,000	460,699
Kowloon Development Co., Ltd.	3,000	5,827
New World Development Co., Ltd.	88,000	216,462
Wheelock Properties Ltd.	5,000	4,006

		686,994
Retailing 0.0%
Wing On Co. International Ltd.	24,000	40,235
Transportation 0.1%
Hopewell Holdings Ltd.	44,000	168,086
Utilities 0.7%
CLP Holdings Ltd.	54,500	450,978
Hongkong Electric Holdings Ltd.	49,500	314,142

		765,120

		2,466,907
Ireland 0.3%

Banks 0.2%
Anglo Irish Bank Corp. plc	20,000	267,223
Energy 0.1%
Dragon Oil a plc *	11,418	101,453

		368,676
Italy 5.4%

Automobiles & Components 0.7%
Fiat S.p.A.	37,000	857,329
Banks 0.6%
Intesa Sanpaolo S.p.A.	72,997	515,001
UniCredit S.p.A.	38,000	254,608

		769,609
Capital Goods 0.1%
C.I.R. S.p.A. – Compagnie Industriali Riunite	3,549	9,510
Danieli S.p.A. – Officine Meccaniche Danieli & Co.	3,600	130,168

		139,678
Diversified Financials 0.1%
IFIL Investments S.p.A.	12,000	96,891
Energy 1.7%
Eni S.p.A.	57,600	1,960,661
Insurance 0.1%
Fondiaria – Sai S.p.A.	1,600	66,331
Materials 0.2%
Buzzi Unicem S.p.A.	4,800	119,736
Italcementi S.p.A.	7,000	142,177

		261,913
Telecommunication Services 0.7%
Telecom Italia S.p.A.	369,197	769,603
Utilities 1.2%
Enel S.p.A.	128,000	1,359,304
Iride S.p.A.	15,770	50,001

		1,409,305

		6,331,320
Japan 19.8%

Automobiles & Components 2.7%
Bosch Corp.	8,000	32,641
Bridgestone Corp.	21,600	372,697
Fuji Heavy Industries Ltd.	26,000	110,052
HI-LEX Corp.	700	9,805
Honda Motor Co., Ltd.	30,100	869,429
Mazda Motor Corp.	54,000	193,359
Mitsuba Corp.	3,000	12,996
NGK Spark Plug Co., Ltd.	4,000	52,351
Nippon Seiki Co., Ltd.	1,000	13,647
Nissan Motors Co., Ltd.	1,400	11,737
Showa Corp.	3,100	27,779
Sumitomo Rubber Industries Ltd.	9,500	73,150
Takata Corp.	2,300	51,237
The Yokohama Rubber Co., Ltd.	10,000	48,412
Topre Corp.	1,800	16,223
Toyota Motor Corp.	20,600	1,040,873
Yamaha Motor Co., Ltd.	10,100	187,709

		3,124,097
Banks 0.8%
Chuo Mitsui Trust Holdings, Inc.	19,000	115,808
Mitsubishi UFJ Financial Group, Inc.	44,500	389,278
Shinsei Bank Ltd.	12,000	39,631
Sumitomo Mitsui Financial Group, Inc.	11	73,071
The Aichi Bank Ltd.	400	29,399
The Bank of Nagoya Ltd.	4,000	24,572
The Daishi Bank Ltd.	10,000	39,006
The Eighteenth Bank Ltd.	7,000	25,852
The Higashi-Nippon Bank Ltd.	5,000	17,347
The Hyakugo Bank Ltd.	10,000	59,657
See financial notes.
16  Laudus International Equity Funds

Laudus Rosenberg International Equity Fund

	Number of	Value
Security	Shares	($)
The Hyakujushi Bank Ltd.	2,000	10,675
The Kagawa Bank Ltd.	2,000	12,606
The San-in Godo Bank Ltd.	2,000	16,059
The Yachiyo Bank Ltd.	5	21,287
Yamaguchi Financial Group, Inc.	1,000	11,374

		885,622
Capital Goods 3.8%
Aichi Corp.	2,300	17,240
Aida Engineering Ltd.	1,000	6,306
Amada Co., Ltd.	14,000	107,182
Asahi Glass Co., Ltd.	18,000	199,712
Chudenko Corp.	500	7,871
CKD Corp.	1,900	12,740
Daihen Corp.	3,000	10,802
Fuji Electric Holdings Co., Ltd.	39,000	159,518
Fuji Machine Manufacturing Co., Ltd.	2,100	44,005
Futaba Corp.	1,700	29,407
Itochu Corp.	46,000	460,057
JS Group Corp.	3,600	54,528
Kamei Corp.	2,000	8,567
Kawasaki Heavy Industries Ltd.	32,000	71,899
Maeda Road Construction Co., Ltd.	4,000	33,090
Marubeni Corp.	46,000	338,473
Mitsubishi Corp.	27,000	826,092
Mitsubishi Heavy Industries Ltd.	97,000	418,829
Mitsui & Co., Ltd.	38,000	779,783
Mori Seiki Co., Ltd.	1,700	30,865
Nippo Corp.	3,000	16,969
Nippon Thompson Co., Ltd.	3,000	18,491
Nishimatsu Construction Co., Ltd.	7,000	15,037
Nitto Kogyo Corp.	1,800	22,742
Okaya & Co., Ltd.	500	5,383
Sintokogio Ltd.	1,600	13,301
Sojitz Corp.	54,700	183,085
Sumitomo Corp.	33,800	450,515
Sumitomo Electric Industries Ltd.	3,100	39,628
Takeuchi Mfg. Co., Ltd.	500	10,315
Toyota Tsusho Corp.	3,500	75,170
Trusco Nakayama Corp.	300	4,626

		4,472,228
Consumer Durables & Apparel 1.0%
Heiwa Corp.	5,900	56,368
Hitachi Koki Co., Ltd.	3,100	39,900
Kurabo Industries Ltd.	9,000	20,342
Matsushita Electric Industrial Co., Ltd.	40,000	869,480
Nikon Corp.	3,000	80,294
Roland Corp.	800	15,669
Sega Sammy Holdings, Inc.	4,200	44,755
Sony Corp.	900	36,199
Tokyo Style Co., Ltd.	1,000	10,013

		1,173,020
Consumer Services 0.0%
Plenus Co., Ltd.	1,200	15,526
Royal Holdings Co., Ltd.	800	8,413
Saizeriya Co., Ltd.	1,500	14,444

		38,383
Energy 0.9%
AOC Holdings, Inc.	500	4,555
Cosmo Oil Co., Ltd.	24,000	76,053
Idemitsu Kosan Co., Ltd.	300	23,403
Inpex Holdings, Inc.	46	519,955
Japan Petroleum Exploration Co., Ltd.	1,200	80,133
Nippon Mining Holdings, Inc.	43,000	231,098
Nippon Oil Corp.	19,000	119,831

		1,055,028
Food & Staples Retailing 0.3%
Aeon Co., Ltd.	19,300	232,541
Cawachi Ltd.	800	20,776
Okuwa Co., Ltd.	1,000	14,126
Uny Co., Ltd.	11,000	105,586

		373,029
Food, Beverage & Tobacco 1.0%
Asahi Breweries Ltd.	18,000	371,689
Japan Tobacco, Inc.	37	185,092
Kirin Holdings Co., Ltd.	28,000	533,738
Mikuni Coca-Cola Bottling Co., Ltd.	1,700	19,597
Q.P. Corp.	200	2,076
The Nisshin Oillio Group Ltd.	1,000	3,868

		1,116,060
Health Care Equipment & Services 0.0%
Hitachi Medical Corp.	2,000	13,711
Household & Personal Products 0.0%
Aderans Hodings Co., Ltd.	400	7,408
Kose Corp.	400	8,699

		16,107
Insurance 1.2%
Aioi Insurance Co., Ltd.	30,000	168,126
Millea Holdings, Inc.	19,500	725,572
Mitsui Sumitomo Insurance Co., Ltd.	1,000	10,129
Nissay Dowa General Insurance Co., Ltd.	1,000	5,182
Sompo Japan Insurance, Inc.	15,000	133,737
T&D Holdings, Inc.	7,150	379,187
The Fuji Fire & Marine Insurance Co., Ltd.	4,000	10,715

		1,432,648
Materials 3.1%
Asahi Kasei Corp.	42,000	220,870
Denki Kagaku Kogyo Kabushiki Kaisha	20,000	63,619
DIC Corp.	37,000	117,050
JFE Holdings, Inc.	1,600	71,569
Kaneka Corp.	16,000	101,138
Kobe Steel Ltd.	117,000	337,321
Kuraray Co., Ltd.	12,000	144,223
Mitsubishi Chemical Corp.	38,500	256,425
Mitsubishi Gas Chemical Co., Inc.	17,000	121,405
Mitsubishi Rayon Co., Ltd.	22,000	71,019
Mitsui Chemicals, Inc.	26,000	174,319
Nippon Shokubai Co., Ltd.	7,000	46,610
Nippon Soda Co., Ltd.	5,000	16,304
See financial notes.
Laudus International Equity Funds   17

Laudus Rosenberg International Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Nippon Steel Corp.	118,000	603,312
Nisshin Steel Co., Ltd.	43,000	150,265
Osaka Steel Co., Ltd.	1,700	22,055
Sakai Chemical Industry Co., Ltd.	3,000	10,734
Shin-Etsu Polymer Co., Ltd.	400	2,418
Showa Denko K.K.	9,000	30,390
Sumitomo Chemical Co., Ltd.	48,000	309,832
Sumitomo Metal Mining Co., Ltd.	10,000	188,781
Teijin Ltd.	51,000	216,226
Toagosei Co., Ltd.	10,000	41,335
Tokuyama Corp.	11,000	80,783
Tosoh Corp.	28,000	97,301
Toyo Seikan Kaisha Ltd.	3,000	57,432
Yodogawa Steel Works Ltd.	7,000	34,206
Zeon Corp.	9,000	40,609

		3,627,551
Media 0.1%
Daiichikosho Co., Ltd.	100	976
Fuji Television Network, Inc.	29	43,038
Hakuhodo Dy Holdings, Inc.	380	22,889
Sky Perfect JSAT Corp.	66	26,746
TV Asahi Corp.	6	8,536

		102,185
Pharmaceuticals & Biotechnology 0.5%
Dainippon Sumitomo Pharma Co., Ltd.	11,000	101,613
Eisai Co., Ltd.	1,600	55,089
Mitsubishi Tanabe Pharma Corp.	5,000	58,236
Nippon Shinyaku Co., Ltd.	3,000	31,194
Taisho Pharmaceutical Co., Ltd.	7,000	139,300
Takeda Pharmaceutical Co., Ltd.	4,300	215,869
Torii Pharmaceutical Co., Ltd.	1,200	17,031

		618,332
Retailing 0.1%
Aoyama Trading Co., Ltd.	2,500	54,135
AT-Group Co., Ltd.	2,000	25,357
Belluna Co., Ltd.	1,550	13,038
DCM Japan Holdings Co., Ltd.	1,100	5,536
Fields Corp.	2	2,776
Fujitsu Business Systems Ltd.	200	2,324
Nafco Co., Ltd.	300	4,223
Sazaby League, Ltd.	100	1,840
Senshukai Co., Ltd.	1,700	13,900

		123,129
Software & Services 0.1%
Nintendo Co., Ltd.	300	156,961
Technology Hardware & Equipment 2.7%
Dainippon Screen Mfg. Co., Ltd.	8,000	33,840
Eizo Nanao Corp.	500	9,735
Fujifilm Holdings Corp.	15,800	564,736
Fujitsu Ltd.	63,000	416,647
Furuno Electric Co., Ltd.	900	8,851
Hitachi Ltd.	84,000	501,545
Hitachi Maxell Ltd.	3,200	33,278
Japan Aviation Electronics Industry Ltd.	2,000	14,728
Japan Digital Laboratory Co., Ltd.	1,400	19,546
Mabuchi Motor Co., Ltd.	900	43,786
NEC Corp.	81,000	313,664
Nichicon Corp.	2,000	15,761
Omron Corp.	10,000	207,216
Riso Kagaku Corp.	1,200	14,737
Seiko Epson Corp.	6,800	183,248
Toshiba Corp.	94,000	631,747
Toshiba Tec Corp.	7,000	42,962
Yokogawa Electric Corp.	8,900	90,412

		3,146,439
Telecommunication Services 0.6%
Nippon Telegraph & Telephone Corp.	155	671,398
Okinawa Cellular Telephone Co.	1	1,918

		673,316
Transportation 0.6%
Central Japan Railway Co.	7	72,729
Kawasaki Kisen Kaisha Ltd.	21,000	206,131
Keisei Electric Railway Co., Ltd.	14,000	75,700
Nippon Yusen Kabushiki Kaisha	8,000	75,854
West Japan Railway Co.	54	239,125

		669,539
Utilities 0.3%
Hokkaido Electric Power Co., Inc.	9,300	216,860
The Kansai Electric Power Co., Inc.	5,500	137,608
The Okinawa Electric Power Co., Inc.	600	23,674

		378,142

		23,195,527
Luxembourg 1.4%

Household & Personal Products 0.1%
Oriflame Cosmetics S.A.	982	65,280
Materials 1.3%
ArcelorMittal	2,550	208,859
ArcelorMittal N.V.	16,994	1,389,926

		1,598,785

		1,664,065
Netherlands 2.8%

Capital Goods 0.2%
Koninklijke BAM Groep N.V.	1,840	43,546
Koninklijke Boskalis Westminster N.V., C.V.A.	2,717	156,981

		200,527
Consumer Durables & Apparel 0.1%
TomTom N.V. *	3,300	136,461
Diversified Financials 0.2%
ING Groep N.V. C.V.A.	5,874	219,602
SNS Reaal	3,413	69,165

		288,767
Food, Beverage & Tobacco 0.7%
CSM	315	10,758
Heineken N.V.	10,921	634,284
Nutreco Holding N.V.	1,600	122,909

		767,951
See financial notes.
18  Laudus International Equity Funds

Laudus Rosenberg International Equity Fund

	Number of	Value
Security	Shares	($)
Materials 1.3%
Akzo Nobel N.V.	13,289	1,066,251
Koninklijke DSM N.V.	9,133	440,398

		1,506,649
Semiconductors & Semiconductor Equipment 0.2%
STMicroelectronics N.V.	21,212	225,234
Transportation 0.1%
TNT N.V.	4,859	180,245

		3,305,834
New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	1,100	7,256
Retailing 0.0%
The Warehouse Group Ltd.	4,700	21,650
Transportation 0.1%
Air New Zealand Ltd.	76,400	77,484

		106,390
Norway 0.9%

Energy 0.7%
Aker Solutions A.S.A. *	8,371	191,745
Fred. Olsen Energy A.S.A.	333	18,967
Petroleum Geo-Services A.S.A.	8,000	198,610
StatoilHydro A.S.A.	16,100	483,015

		892,337
Materials 0.2%
Yara International A.S.A.	3,437	199,887

		1,092,224
Portugal 0.6%

Utilities 0.6%
EDP – Energias de Portugal S.A.	118,638	720,228
Singapore 1.3%

Banks 0.4%
DBS Group Holdings Ltd.	22,000	289,703
United Overseas Bank Ltd.	12,000	167,914

		457,617
Capital Goods 0.4%
Fraser & Neave Ltd.	1,000	3,561
Keppel Corp., Ltd.	37,000	269,344
SembCorp Industries Ltd.	13,000	38,758
Singapore Technologies Engineering Ltd.	81,000	200,361

		512,024
Diversified Financials 0.1%
UOB-Kay Hian Holdings Ltd.	40,000	57,251
Materials 0.0%
NatSteel Group Ltd.	15,000	16,620
Real Estate 0.1%
Ho Bee Investment Ltd.	45,000	30,505
Singapore Land Ltd.	2,000	9,953
United Industrial Corp., Ltd.	9,000	18,091

		58,549
Retailing 0.1%
Jardine Cycle & Carriage Ltd.	11,000	157,479
Transportation 0.2%
Neptune Orient Lines Ltd.	9,000	21,476
Singapore Airlines Ltd.	20,540	233,705

		255,181

		1,514,721
Spain 3.4%

Banks 0.6%
Banco Bilbao Vizcaya Argentaria S.A.	12,456	273,910
Banco Santander S.A.	22,400	446,252

		720,162
Capital Goods 0.2%
Fomento de Construcciones y Contratas S.A. (FCC)	2,700	177,909
Obrascon Huarte Lain S.A.	479	17,770

		195,679
Consumer Services 0.1%
Sol Melia S.A.	9,000	126,701
Energy 1.2%
Repsol YPF S.A.	38,869	1,339,078
Insurance 0.1%
Mapfre S.A.	32,000	160,678
Materials 0.1%
Cementos Portland Valderrivas S.A.	1,572	152,709
Telecommunication Services 0.6%
Telefonica S.A.	23,524	675,891
Transportation 0.1%
Iberia Lineas Aereas de Espana S.A.	28,660	124,801
Utilities 0.4%
Union Fenosa S.A.	7,200	484,020

		3,979,719
Sweden 2.4%

Banks 0.2%
Swedbank AB, Class A	9,889	277,351
Capital Goods 1.1%
AB SKF, Class B	4,750	95,634
Hexagon AB, Class B	3,591	73,151
NCC AB, Class B	4,000	116,438
Volvo AB, Class B	67,500	1,022,717

		1,307,940
Food, Beverage & Tobacco 0.3%
Swedish Match AB	13,819	301,793
Materials 0.4%
Boliden AB	12,229	130,535
SSAB Svenskt Stal AB, Class A	7,437	209,457
SSAB Svenskt Stal AB, Class B	4,072	104,771
Svenska Cellulosa AB (SCA), Class B	3,031	55,264

		500,027
See financial notes.
Laudus International Equity Funds   19

Laudus Rosenberg International Equity Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Telecommunication Services 0.4%
Tele2 AB, Class B	22,000	416,168

		2,803,279
Switzerland 8.3%

Capital Goods 0.5%
ABB Ltd. – Reg’d	14,387	387,761
Bucher Industries AG – Reg’d	614	166,709
Georg Fischer AG – Reg’d *	171	84,501

		638,971
Commercial Services & Supplies 0.4%
Adecco S.A. – Reg’d	8,700	502,566
Diversified Financials 0.2%
UBS AG – Reg’d	6,800	198,003
Food, Beverage & Tobacco 1.6%
Nestle S.A. – Reg’d	3,737	1,867,911
Insurance 2.5%
Baloise Holding AG – Reg’d	1,914	190,318
Helvetia Holding AG	152	57,292
Schweizerische Naional-Versicherungs-Gesellschaft – Reg’d	107	87,914
Swiss Life Holding – Reg’d *	2,133	593,228
Zurich Financial Services AG – Reg’d	6,300	1,985,812

		2,914,564
Materials 2.3%
Ciba Holding AG	4,500	164,108
Clariant AG – Reg’d *	12,302	104,883
Holcim Ltd. – Reg’d	8,600	903,290
Schmolz & Bickenbach AG – Reg’d	232	19,248
Syngenta AG – Reg’d	5,040	1,472,409

		2,663,938
Pharmaceuticals & Biotechnology 0.8%
Novartis AG – Reg’d	8,364	429,191
Roche Holding AG	2,500	471,174

		900,365
Transportation 0.0%
Swissair Group (a)(b)(c)*	30	—
Utilities 0.0%
Elektrizitaets-Gesellschaft Laufenburg AG	18	23,526

		9,709,844
United Kingdom 20.2%

Banks 0.9%
Barclays plc	3,680	33,200
HSBC Holdings plc	51,800	853,349
Royal Bank of Scotland Group plc	29,255	195,985

		1,082,534
Capital Goods 1.8%
AMEC plc	15,965	229,306
BAE Systems plc	158,251	1,525,997
Charter plc *	2,427	40,947
Cookson Group plc	6,300	83,121
IMI plc	20,000	180,256
Qinetiq plc	16,928	64,890

		2,124,517
Commercial Services & Supplies 0.1%
WS Atkins plc	5,763	120,323
Energy 4.8%
BG Group plc	32,263	747,578
BP plc	82,000	830,798
Dana Petroleum plc *	1,974	49,386
Royal Dutch Shell plc, Class A	67,976	2,344,435
Royal Dutch Shell plc, Class B	50,387	1,697,363

		5,669,560
Food & Staples Retailing 0.2%
Tesco plc	21,990	165,730
Food, Beverage & Tobacco 0.9%
Diageo plc	14,000	283,315
Imperial Tobacco Group plc	16,146	743,502

		1,026,817
Insurance 2.4%
Aviva plc	82,600	1,012,794
Friends Provident plc	22,637	55,557
Old Mutual plc	287,729	631,457
Prudential plc	83,448	1,101,794
Standard Life plc	3,926	19,192

		2,820,794
Materials 4.3%
Anglo American plc	26,754	1,603,673
Antofagasta plc	10,690	148,833
BHP Billiton plc	49,022	1,443,888
Kazakhmys plc	6,500	206,119
Rexam plc	13,000	110,092
Rio Tinto plc	3,532	367,068
Vedanta Resources plc	3,900	162,525
Xstrata plc	14,080	986,179

		5,028,377
Pharmaceuticals & Biotechnology 0.4%
AstraZeneca plc	1,841	69,056
GlaxoSmithKline plc	19,500	412,468

		481,524
Retailing 0.3%
Home Retail Group plc	64,000	332,204
Software & Services 0.1%
LogicaCMG plc	78,000	163,959
Telecommunication Services 2.6%
Vodafone Group plc	1,004,600	2,986,096
Utilities 1.4%
British Energy Group plc	40,252	521,561
Centrica plc	107,333	635,930
United Utilities plc	35,742	490,220

		1,647,711

		23,650,145

Total Common Stock (Cost $108,493,630)		115,186,869

See financial notes.
20  Laudus International Equity Funds

Laudus Rosenberg International Equity Fund

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 0.5% of net assets
Repurchase Agreement 0.5%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $597,033 (fully collateralized by Federal Home Loan Mortgage Corp. with a value of $613,196.)	597,000	597,000

Total Short-Term Investment (Cost $597,000)		597,000

End of Investments.
At 03/31/08, the tax basis cost of the fund’s investments was $109,717,096 and the unrealized appreciation and depreciation were $12,440,733 and ($6,373,960), respectively, with a net unrealized appreciation of $6,066,773.
At 03/31/08, the prices of certain foreign securities held by the fund aggregating $114,892,348 were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Bankrupt security/delisted.
(b)	Fair-valued by Management.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
CVA – Dutch Certificate
See financial notes.
Laudus International Equity Funds   21

Laudus Rosenberg International Discovery Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

96.2%	Common Stock	258,411,648	251,580,050
1.8%	Preferred Stock	4,285,865	4,813,281
—%	Rights	—	18,861
2.4%	Short-Term Investment	6,290,000	6,290,000

100.4%	Total Investments	268,987,513	262,702,192
(0.4)%	Other Assets and Liabilities		(1,128,999)

100.0%	Net Assets		261,573,193

	Number of	Value
Security	Shares	($)
Common Stock 96.2% of net assets
Argentina 0.4%

Energy 0.2%
Petrobras Energia Participaciones S.A. ADR	39,100	443,785
Telecommunication Services 0.2%
Telecom Argentina S.A. ADR *	22,100	468,078

		911,863
Australia 5.2%

Capital Goods 0.1%
Leighton Holdings Ltd.	2,400	94,440
Macmahon Holdings Ltd.	44,700	60,857

		155,297
Commercial Services & Supplies 0.0%
Downer EDI Ltd.	9,600	55,023
Consumer Services 0.0%
Flight Centre Ltd.	4,500	87,518
Energy 1.2%
Aquila Resources Ltd. *	19,000	174,550
Centennial Coal Co., Ltd.	82,700	309,318
Felix Resources Ltd.	16,900	192,123
New Hope Corp., Ltd.	75,000	182,347
Origin Energy Ltd.	124,100	1,039,601
Queensland Gas Co. Ltd. *	62,700	212,241
Santos Ltd.	78,600	1,045,273

		3,155,453
Food, Beverage & Tobacco 0.6%
Coca-Cola Amatil Ltd.	73,600	572,820
Foster’s Group Ltd.	159,900	749,488
Lion Nathan Ltd.	45,500	364,606

		1,686,914
Materials 3.0%
Amcor Ltd.	42,659	279,135
BlueScope Steel Ltd.	97,200	881,528
Dominion Mining Ltd.	39,500	121,860
Fortescue Metals Group Ltd. *	208,200	1,243,224
Incitec Pivot Ltd.	7,700	995,558
Macarthur Coal Ltd.	18,000	215,423
Mount Gibson Iron Ltd. *	75,400	197,792
Newcrest Mining Ltd.	44,900	1,362,648
Nufarm Ltd.	14,500	227,777
OneSteel Ltd.	126,900	743,001
Orica Ltd.	33,100	884,215
Portman Ltd. *	18,800	214,230
Sally Malay Mining Ltd.	15,700	75,761
Sims Group Ltd.	17,000	462,635

		7,904,787
Media 0.1%
Seven Network Ltd.	21,800	190,509
Transportation 0.2%
Toll Holdings Ltd.	49,400	454,687

		13,690,188
Austria 0.7%

Capital Goods 0.2%
Andritz AG	8,400	460,721
Energy 0.1%
OMV AG	6,200	409,784
Materials 0.1%
Voestalpine AG	5,600	389,433
Utilities 0.3%
EVN AG	5,280	671,831

		1,931,769
Belgium 1.3%

Food & Staples Retailing 0.4%
Delhaize Group	14,400	1,135,689
Materials 0.8%
Solvay S.A.	3,800	484,502
Tessenderlo Chemie N.V.	2,835	128,761
Umicore	25,500	1,325,426

		1,938,689
Pharmaceuticals & Biotechnology 0.1%
UCB S.A.	9,800	340,412
Retailing 0.0%
S.A. D’Ieteren N.V.	164	58,291

		3,473,081
Bermuda 1.7%

Capital Goods 0.2%
Chen Hsong Holdings Ltd.	310,000	149,550
Emperor International Holdings Ltd.	615,000	244,576
NWS Holdings Ltd.	14,000	47,587

		441,713
Consumer Durables & Apparel 0.1%
Yue Yuen Industrial (Holdings) Ltd.	102,500	323,214
Consumer Services 0.0%
Star Cruises Ltd. *	189,000	39,101
Diversified Financials 0.5%
Guoco Group Ltd.	30,000	294,376
Jardine Matheson Holdings Ltd.	19,600	621,573
Jardine Strategic Holdings Ltd.	16,000	270,214

		1,186,163
Energy 0.1%
CNPC Hong Kong Ltd.	660,000	306,447
Food & Staples Retailing 0.0%
Dairy Farm International Holdings Ltd.	27,900	123,910
See financial notes.
22  Laudus U.S. Equity Funds

Laudus Rosenberg International Discovery Fund

	Number of	Value
Security	Shares	($)
Food, Beverage & Tobacco 0.0%
People’s Food Holdings Ltd.	7,000	5,341
Insurance 0.2%
Hiscox Ltd.	126,558	601,072
Real Estate 0.3%
Great Eagle Holdings Ltd.	117,000	322,439
SEA Holdings Ltd.	36,000	24,087
Sinolink Worldwide Holdings Ltd.	1,086,000	165,986
SRE Group Ltd.	982,000	173,988

		686,500
Retailing 0.2%
Chow Sang Sang Holdings International Ltd.	48,000	49,801
Esprit Holdings Ltd.	30,500	370,097
Wing On Co. International Ltd.	29,000	48,618

		468,516
Technology Hardware & Equipment 0.0%
Digital China Holdings Ltd.	75,000	49,347
TPV Technology Ltd.	100,000	59,391

		108,738
Transportation 0.1%
Transport International Holdings Ltd.	56,000	277,816
Utilities 0.0%
Cheung Kong Infrastructure Holdings Ltd.	1,000	4,037

		4,572,568
Brazil 0.8%

Banks 0.1%
Banco Nossa Caixa S.A.	17,100	207,282
Diversified Financials 0.0%
Bradespar S.A.	2,900	76,900
Food, Beverage & Tobacco 0.2%
Souza Cruz S.A.	15,900	412,202
Household & Personal Products 0.1%
Natura Cosmeticos S.A.	31,800	324,397
Insurance 0.0%
Porto Seguro S.A.	2,400	24,346
Materials 0.1%
Acos Villares S.A.	519,000	257,326
Utilities 0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo – SABESP *	23,000	506,087
EDP – Energias do Brasil S.A.	15,000	223,970

		730,057

		2,032,510
Canada 6.6%

Automobiles & Components 0.1%
Linamar Corp.	14,100	188,742
Magna International, Inc., Class A	300	21,815

		210,557
Capital Goods 0.2%
Bombardier, Inc., Class B *	87,800	467,890
Diversified Financials 0.1%
Dundee Corp., Class A *	10,450	134,487
Energy 1.3%
Addax Petroleum Corp.	25,800	1,024,258
AltaGas Income Trust	11,200	265,365
Freehold Royalty Trust	10,200	179,266
Keyera Facilities Income Fund	13,600	278,241
Nexen, Inc.	15,700	465,899
Penn West Energy Trust	22,200	622,885
Provident Energy Trust	53,400	569,663

		3,405,577
Food & Staples Retailing 0.3%
George Weston Ltd.	16,200	745,252
Food, Beverage & Tobacco 0.1%
Rothmans, Inc.	15,100	384,396
Insurance 0.4%
Industrial Alliance Insurance & Financial Services, Inc.	22,600	834,028
Power Corp. of Canada	4,500	149,057

		983,085
Materials 3.3%
Agnico-Eagle Mines Ltd.	1,400	94,956
Agrium, Inc.	22,780	1,415,025
European Goldfields Ltd. *	440	2,298
First Quantum Minerals Ltd.	9,820	796,353
Fording Canadian Coal Trust	9,500	497,374
Gerdau Ameristeel Corp.	6,100	86,943
IAMGOLD Corp.	84,000	622,768
Inmet Mining Corp.	10,500	767,207
Kinross Gold Corp.	76,100	1,697,784
Major Drilling Group International, Inc. *	2,670	139,164
Methanex Corp.	28,300	744,410
Northgate Minerals Corp. *	52,200	166,296
Potash Corp. of Saskatchewan, Inc.	4,700	730,333
Sherritt International Corp.	53,000	749,730
Teck Cominco Ltd., Class B	3,100	127,117
Yamana Gold, Inc.	11,800	173,129

		8,810,887
Software & Services 0.0%
CGI Group, Inc., Class A *	1,700	18,053
Utilities 0.8%
ATCO Ltd., Class I	100	4,639
Fortis, Inc.	35,100	998,852
TransAlta Corp.	33,300	1,035,870

		2,039,361

		17,199,545
Cayman Islands 0.4%

Capital Goods 0.1%
China State Construction International Holdings Ltd.	142,000	233,542
Consumer Durables & Apparel 0.1%
Shenzhou International Group	516,000	145,952
Food, Beverage & Tobacco 0.1%
Chaoda Modern Agriculture (Holdings) Ltd.	178,200	203,554
See financial notes.
Laudus International Equity Funds   23

Laudus Rosenberg International Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Real Estate 0.1%
Greentown China Holdings Ltd.	225,000	212,087
New World China Land Ltd.	449,200	286,434

		498,521
Transportation 0.0%
Hopewell Highway Infrastructure Ltd.	57,500	44,237

		1,125,806
Chile 0.4%

Banks 0.0%
Corpbanca S.A. ADR	700	24,360
Diversified Financials 0.0%
Administradora de Fondos de Pensiones Provida S.A. ADR	266	9,853
Food, Beverage & Tobacco 0.2%
Compania Cervecerias Unidas S.A. ADR	11,000	388,740
Embotelladora Andina S.A. Series A ADR	1,817	34,977
Embotelladora Andina S.A. Series B ADR	2,000	42,000

		465,717
Transportation 0.2%
Lan Airlines S.A. ADR	39,600	559,152

		1,059,082
China 1.9%

Automobiles & Components 0.2%
Chongqing Changan Automobile Co. Ltd., Class B *	264,000	173,819
Dongfeng Motor Group Co., Ltd., Class H	530,000	240,797
Jiangling Motors Corp., Ltd.	64,700	67,263
Zhejiang Glass Co., Ltd., Class H *	55,000	38,527

		520,406
Capital Goods 0.5%
China International Marine Containers (Group) Co., Ltd., Class B	171,800	294,236
First Tractor Co., Ltd., Class H *	304,000	167,393
Harbin Power Equipment Co., Ltd., Class H	118,000	212,463
Jingwei Textile Machinery Co., Ltd., Class H	96,000	27,825
Shanghai Electric Group Co., Ltd., Class H	412,000	254,205
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	110,341	171,602
Weichai Power Co., Ltd., Class H	51,000	191,580

		1,319,304
Consumer Durables & Apparel 0.0%
Weiqiao Textile Co., Ltd., Class H	45,000	58,267
Energy 0.2%
China Oilfield Services Ltd., Class H	34,000	56,545
Yanzhou Coal Mining Co., Ltd., Class H	346,000	491,979

		548,524
Materials 0.2%
Bengang Steel Plates Co., Ltd.	260,200	237,039
Jiangxi Copper Co., Ltd., Class H	103,000	197,757
Maanshan Iron & Steel Co., Ltd., Class H	226,000	120,036

		554,832
Pharmaceuticals & Biotechnology 0.1%
Livzon Pharmaceutical Group, Inc., Class B *	97,400	164,953
Transportation 0.5%
China Shipping Container Lines Co., Ltd., Class H	908,750	348,964
China Shipping Development Co. Ltd., Class H	102,000	325,574
Guangshen Railway Co., Ltd., Class H	342,000	179,484
Sinotrans Ltd., Class H	343,000	100,073
Zhejiang Expressway Co., Ltd., Class H	394,000	345,780

		1,299,875
Utilities 0.2%
Datang International Power Generation Co., Ltd., Class H	90,000	48,366
Guangdong Electric Power Development Co. Ltd., Class B	186,100	104,571
Huadian Power International Corp., Ltd., Class H	32,000	8,060
Huaneng Power International, Inc., Class H	274,000	209,579
Zhejiang Southeast Electric Power Co. Ltd., Class B	69,400	63,963

		434,539

		4,900,700
Columbia 0.2%

Banks 0.2%
Bancolombia S.A. ADR	15,400	546,084
Denmark 1.9%

Food, Beverage & Tobacco 1.1%
Carlsberg A/S, Class B	7,600	974,755
Danisco A/S	26,400	1,933,060

		2,907,815
Transportation 0.8%
D/S Norden A/S	18,400	2,061,377

		4,969,192
See financial notes.
24  Laudus International Equity Funds

Laudus Rosenberg International Discovery Fund

	Number of	Value
Security	Shares	($)
Egypt 0.8%

Materials 0.3%
El Ezz Steel Rebars S.A.E.	52,000	879,506
Telecommunication Services 0.5%
Egyptian Company for Mobile Services (MobiNil)	18,200	658,283
Telecom Egypt	180,000	665,506

		1,323,789

		2,203,295
Finland 1.9%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	10,800	462,641
Capital Goods 1.3%
Cargotec Corp., B Shares	4,800	236,400
Kone Oyj, B Shares	21,600	887,402
Metso Corp. Oyj	21,600	1,166,778
Wartsila Corp. Oyj	15,400	1,039,885

		3,330,465
Materials 0.4%
Rautaruukki Oyj	24,400	1,179,502

		4,972,608
France 3.3%

Automobiles & Components 0.8%
Compagnie Generale des Etablissements Michelin, Class B	8,600	900,639
PSA Peugeot Citroen	5,400	419,088
Valeo S.A.	19,500	773,991

		2,093,718
Banks 0.0%
Natixis	7,700	123,492
Capital Goods 0.2%
Nexans S.A.	1,000	118,017
Thales S.A.	6,000	388,347

		506,364
Consumer Durables & Apparel 0.2%
Christian Dior S.A.	2,333	258,591
Thomson	39,000	271,771

		530,362
Energy 0.1%
Compagnie Generale de Geophysique-Veritas (CGG-Veritas) *	560	139,297
Materials 1.4%
Arkema *	28,800	1,614,258
Ciments Francais S.A.	3,800	633,091
Eramet	1,120	902,546
Sequana Capital	17,500	459,804

		3,609,699
Software & Services 0.6%
Atos Origin S.A. *	28,500	1,586,802

		8,589,734
Germany 2.6%

Capital Goods 1.2%
GEA Group AG *	36,500	1,229,102
Krones AG	800	65,871
Rheinmetall AG	11,678	824,351
SGL Carbon AG *	13,788	871,159

		2,990,483
Consumer Services 0.4%
TUI AG *	34,800	893,337
Food, Beverage & Tobacco 0.0%
Suedzucker AG	2,174	48,195
Insurance 0.4%
Hannover Rueckversicherung AG – Reg’d	21,221	1,106,349
Materials 0.6%
Altana AG	11,900	250,530
Lanxess	16,200	651,137
Norddeutsche Affinerie AG	13,600	537,898
ThyssenKrupp AG	3,200	183,712

		1,623,277
Utilities 0.0%
MVV Energie AG	551	27,060

		6,688,701
Greece 0.6%

Banks 0.1%
Agricultural Bank of Greece	25,554	116,659
Energy 0.2%
Hellenic Petroleum S.A.	42,000	553,256
Utilities 0.3%
Public Power Corp. S.A. (PPC)	18,900	826,819

		1,496,734
Hong Kong 2.1%

Banks 0.4%
CITIC International Financial Holdings Ltd.	404,000	207,862
Industrial and Commercial Bank of China (Asia) Ltd.	164,000	409,531
Wing Hang Bank Ltd.	24,000	365,976

		983,369
Capital Goods 0.2%
Citic Pacific Ltd.	44,000	188,355
Shanghai Industrial Holdings Ltd.	88,000	334,933

		523,288
Diversified Financials 0.0%
Allied Properties (H.K.) Ltd.	148,000	30,116
Sun Hung Kai & Co., Ltd.	13,000	12,349

		42,465
Materials 0.0%
Shougang Concord International Enterprises Co., Ltd.	196,000	46,633
Media 0.1%
Television Broadcasts Ltd.	66,000	355,294
See financial notes.
Laudus International Equity Funds   25

Laudus Rosenberg International Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Pharmaceuticals & Biotechnology 0.1%
China Pharmaceutical Group Ltd. *	606,000	183,009
Real Estate 0.5%
Kowloon Development Co., Ltd.	171,000	332,111
New World Development Co., Ltd.	212,000	521,478
Shenzhen Investment Ltd.	528,000	225,642
Wheelock & Co., Ltd.	124,000	349,348

		1,428,579
Technology Hardware & Equipment 0.2%
Lenovo Group Ltd.	646,000	421,727
Transportation 0.3%
Cathay Pacific Airways Ltd.	132,000	260,473
Hopewell Holdings Ltd.	118,000	450,775

		711,248
Utilities 0.3%
Guangdong Investment Ltd.	786,000	393,817
Hongkong Electric Holdings Ltd.	74,500	472,800

		866,617

		5,562,229
Hungary 0.3%

Telecommunication Services 0.3%
Magyar Telekom Nyrt.	170,000	836,071
India 2.4%

Automobiles & Components 0.2%
Hero Honda Motors Ltd.	1,700	29,272
Mahindra & Mahindra Ltd.	18,680	319,906
Maruti Udyog Ltd.	4,580	93,289

		442,467
Banks 0.4%
Bank of India	44,920	284,490
Bank Of Maharashtra Ltd.	160,000	201,020
Dena Bank Ltd.	89,169	113,208
Indian Bank	40,230	165,219
Syndicate Bank	139,150	261,797

		1,025,734
Capital Goods 0.2%
Bharat Electronics Ltd.	7,110	188,943
Bharat Heavy Electricals Ltd.	4,240	215,266
SKF India Ltd.	9,280	68,705
Tata Motors Ltd.	7,490	115,414

		588,328
Consumer Services 0.1%
Indian Hotels Co., Ltd.	81,280	227,944
Diversified Financials 0.1%
IFCI Ltd. *	45,780	50,410
JM Financial Ltd.	7,675	259,404

		309,814
Energy 0.1%
Bongaigaon Refinery & Petrochemicals Ltd. (BRP)	48,220	59,263
The Great Eastern Shipping Co., Ltd.	13,490	127,538

		186,801
Materials 0.9%
ACC Ltd.	3,070	63,548
Birla Corp., Ltd.	32,390	156,789
Grasim Industries Ltd.	2,050	132,447
Gujarat Alkalies & Chemicals Ltd.	33,880	125,083
Gujarat Narmada Valley Fertilizers Co., Ltd.	57,606	192,720
Gujarat State Fertilizers & Chemicals Ltd.	6,840	29,150
Hindalco Industries Ltd. *	57,510	238,621
Hindustan Zinc Ltd.	12,710	168,886
Jindal Steel & Power Ltd.	750	38,610
National Aluminium Co., Ltd.	6,740	76,228
Pidilite Industries Ltd.	23,650	78,821
Steel Authority of India Ltd.	39,790	182,510
Sterlite Industries (India) Ltd. *	17,150	305,797
Tata Chemicals Ltd.	17,930	126,249
Tata Steel Ltd.	8,172	140,860
Ultra Tech Cement Ltd.	14,940	295,485

		2,351,804
Pharmaceuticals & Biotechnology 0.1%
Ipca Laboratories Ltd.	6,340	96,776
Sun Pharmaceutical Industries Ltd.	2,090	63,905
Wockhardt Ltd.	4,170	27,675

		188,356
Software & Services 0.3%
HCL Technologies Ltd.	51,400	327,609
Satyam Computer Services Ltd.	44,674	439,159

		766,768
Transportation 0.0%
Container Corp. of India Ltd.	1,650	71,250
Utilities 0.0%
Gail India Ltd.	2,580	27,689

		6,186,955
Indonesia 0.4%

Automobiles & Components 0.1%
PT Astra International Tbk	82,000	217,699
Banks 0.1%
PT Bank Negara Indonesia (Persero) Tbk	374,000	56,860
PT Lippo Bank Tbk *	475,000	96,576

		153,436
Capital Goods 0.1%
PT United Tractors Tbk	140,000	192,085
Energy 0.0%
PT Apexindo Pratama Duta Tbk	227,000	42,479
Food, Beverage & Tobacco 0.1%
PT Astra Agro Lestari Tbk	71,000	201,113
PT Hanjaya Mandala Sampoerna Tbk	23,000	32,655

		233,768
Materials 0.1%
PT International Nickel Indonesia Tbk (INCO)	270,000	206,754

		1,046,221
See financial notes.
26  Laudus International Equity Funds

Laudus Rosenberg International Discovery Fund

	Number of	Value
Security	Shares	($)
Ireland 1.0%

Banks 0.2%
Anglo Irish Bank Corp. plc	38,000	507,725

Energy 0.5%
Dragon Oil plc *	50,000	444,268
Dragon Oil plc *	84,206	753,257

		1,197,525
Food, Beverage & Tobacco 0.2%
Kerry Group plc, Class A	18,900	591,652

Materials 0.1%
CRH plc	10,800	409,400

		2,706,302
Israel 0.6%

Banks 0.5%
Bank Hapoalim B.M.	220,000	854,712
Bank Leumi Le-Israel	25,000	107,680
First International Bank of Israel Ltd. (FIBI) *	17,919	229,115

		1,191,507
Capital Goods 0.1%
Delek Group Ltd.	2,500	379,239

		1,570,746
Italy 2.6%

Automobiles & Components 0.1%
Fiat S.p.A.	6,666	154,458

Banks 0.0%
Credito Bergamasco S.p.A.	426	19,647

Capital Goods 0.2%
C.I.R. S.p.A. – Compagnie Industriali Riunite	185,000	495,730

Consumer Services 0.1%
Autogrill S.p.A.	12,273	183,350

Insurance 1.0%
Fondiaria – Sai S.p.A.	45,000	1,865,562
Unipol Gruppo Finanziario S.p.A.	225,555	701,317

		2,566,879
Materials 0.8%
Buzzi Unicem S.p.A.	32,800	818,193
Cementir S.p.A. Cementerie del Tirreno	45,918	427,084
Italcementi S.p.A.	41,000	832,751
Italmobiliare S.p.A.	200	20,798

		2,098,826
Utilities 0.4%
ACEA S.p.A.	36,000	705,634
Iride S.p.A.	162,000	513,641

		1,219,275

		6,738,165
Japan 18.8%

Automobiles & Components 1.9%
Bosch Corp.	139,000	567,131
Fuji Heavy Industries Ltd.	258,000	1,092,056
Mazda Motor Corp.	274,000	981,120
NGK Spark Plug Co., Ltd.	47,000	615,127
Sumitomo Rubber Industries Ltd.	83,300	641,408
Yamaha Motor Co., Ltd.	63,200	1,174,572

		5,071,414
Banks 0.1%
Shinsei Bank Ltd.	54,000	178,341

Capital Goods 3.4%
Amada Co., Ltd.	147,000	1,125,410
Fuji Electric Holdings Co., Ltd.	85,000	347,667
Hitachi Cable Ltd.	114,000	429,299
Hitachi Construction Machinery Co., Ltd.	30,100	763,311
IHI Corp.	67,000	129,808
JS Group Corp.	80,200	1,214,764
Kawasaki Heavy Industries Ltd.	496,000	1,114,436
Kubota Corp.	146,000	910,170
SMC Corp.	4,800	509,932
Sojitz Corp.	343,700	1,150,391
Toyota Tsusho Corp.	57,800	1,241,374

		8,936,562
Consumer Durables & Apparel 0.6%
Makita Corp.	40,500	1,278,069
Sega Sammy Holdings, Inc.	20,500	218,446

		1,496,515
Energy 1.3%
Cosmo Oil Co., Ltd.	249,000	789,046
Idemitsu Kosan Co., Ltd.	2,300	179,423
Japan Petroleum Exploration Co., Ltd.	14,700	981,632
Nippon Mining Holdings, Inc.	217,000	1,166,240
Nippon Oil Corp.	35,000	220,741

		3,337,082
Food & Staples Retailing 0.0%
Aeon Co., Ltd.	9,700	116,873

Food, Beverage & Tobacco 0.9%
Asahi Breweries Ltd.	75,400	1,556,965
Nippon Meat Packers, Inc.	50,000	742,217

		2,299,182
Insurance 1.0%
Aioi Insurance Co., Ltd.	241,000	1,350,609
Nissay Dowa General Insurance Co., Ltd.	85,000	440,475
Sompo Japan Insurance, Inc.	100,000	891,582
The Fuji Fire & Marine Insurance Co., Ltd.	7,000	18,752

		2,701,418
Materials 5.7%
Asahi Kasei Corp.	184,000	967,621
Denki Kagaku Kogyo Kabushiki Kaisha	173,000	550,305
DIC Corp.	263,000	832,003
Hitachi Chemical Co., Ltd.	18,500	351,525
Kaneka Corp.	139,000	878,636
Kobe Steel Ltd.	295,000	850,511
Kuraray Co., Ltd.	108,000	1,298,010
Mitsubishi Chemical Corp.	143,500	955,767
Mitsubishi Gas Chemical Co., Inc.	148,000	1,056,936
See financial notes.
Laudus International Equity Funds   27

Laudus Rosenberg International Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Mitsubishi Rayon Co., Ltd.	267,000	861,914
Mitsui Chemicals, Inc.	183,000	1,226,937
Nisshin Steel Co., Ltd.	206,000	719,872
Oji Paper Co., Ltd.	45,000	204,292
Pacific Metals Co., Ltd.	22,000	216,217
Showa Denko K.K.	262,000	884,699
Tosoh Corp.	254,000	882,661
Toyo Seikan Kaisha Ltd.	65,800	1,259,681
Yamato Kogyo Co., Ltd.	19,800	806,811

		14,804,398
Media 0.2%
Fuji Television Network, Inc.	4	5,936
Hakuhodo Dy Holdings, Inc.	7,170	431,874
Nippon Television Network Corp.	730	99,808

		537,618
Pharmaceuticals & Biotechnology 0.5%
Dainippon Sumitomo Pharma Co., Ltd.	123,000	1,136,212
Mitsubishi Tanabe Pharma Corp.	19,000	221,298

		1,357,510
Retailing 0.1%
Aoyama Trading Co., Ltd.	8,400	181,892

Technology Hardware & Equipment 1.6%
Alps Electric Co., Ltd.	40,100	401,490
NEC Corp.	256,000	991,334
Omron Corp.	56,400	1,168,701
Seiko Epson Corp.	43,200	1,164,165
Yokogawa Electric Corp.	52,900	537,392

		4,263,082
Transportation 1.1%
Japan Airlines Corp. *	26,000	67,799
Kawasaki Kisen Kaisha Ltd.	124,000	1,217,156
Keisei Electric Railway Co., Ltd.	22,000	118,957
West Japan Railway Co.	319	1,412,606

		2,816,518
Utilities 0.4%
Hokkaido Electric Power Co., Inc.	50,500	1,177,571

		49,275,976
Luxembourg 0.8%

Household & Personal Products 0.3%
Oriflame Cosmetics S.A.	12,400	824,313

Telecommunication Services 0.3%
COLT Telecom Group S.A. *	246,000	817,271

Transportation 0.2%
Stolt-Nielsen S.A.	22,500	470,562

		2,112,146
Malaysia 0.8%

Automobiles & Components 0.0%
UMW Holdings Berhad	24,000	45,486

Banks 0.0%
Hong Leong Bank Berhad	63,000	114,635

Capital Goods 0.1%
Ranhill Berhard	280,000	142,051
Consumer Services 0.2%
Genting Berhad	124,000	255,591
KFC Holdings (Malaysia) Berhad	25,000	48,552
Resorts World Berhad	261,000	282,078

		586,221
Diversified Financials 0.1%
AMMB Holdings Berhad	300,000	324,215

Energy 0.1%
Petronas Dagangan Berhad	99,000	248,417

Food, Beverage & Tobacco 0.1%
Asiatic Development Berhard	67,000	177,035
Fraser & Neave Holdings Berhad	5,000	12,288

		189,323
Materials 0.1%
Lion Industries Corp. Berhard	233,000	132,151

Transportation 0.1%
Malaysian Airline System Berhad *	144,000	159,375
Utilities 0.0%
Tenaga Nasional Berhad	24,000	55,390

		1,997,264
Mauritius 0.2%

Food, Beverage & Tobacco 0.2%
Golden Agri-Resources Ltd.	534,000	391,367

Mexico 1.4%

Banks 0.0%
Grupo Financiero Banorte S.A.B. de C.V., Class O	14,000	60,642

Capital Goods 0.4%
Alfa S.A.B., Class A	70,900	474,321
Grupo Carso S.A. de C.V., Series A1	135,900	574,617

		1,048,938
Food & Staples Retailing 0.1%
Controladora Comercial Mexicana S.A. de C.V.	71,700	202,109
Grupo Gigante S.A. de C.V., Class B *	71,800	136,682

		338,791
Food, Beverage & Tobacco 0.3%
Coca-Cola Femsa S.A.B. de C.V. (Femsa), Series L	35,600	202,707
Gruma S.A.B., Class B	35,300	83,617
Grupo Bimbo S.A.B. de C.V., Series A	24,100	144,925
Grupo Continental, S.A.B. *	72,900	174,805
Industrias Bachoco S.A., Class B	18,200	44,684

		650,738
Materials 0.6%
Grupo Mexico S.A.B. de C.V., Series B	58,100	385,687
Grupo Simec S.A. de C.V., Series B *	81,900	307,815
Grupo Simec S.A. de C.V.A. ADR *	100	1,113
See financial notes.
28  Laudus International Equity Funds

Laudus Rosenberg International Discovery Fund

	Number of	Value
Security	Shares	($)
Industrias CH S.A., Series B *	75,700	300,517
Industrias Penoles S.A. de C.V.	19,700	590,477

		1,585,609

		3,684,718
Netherlands 2.1%

Capital Goods 0.3%
Koninklijke BAM Groep N.V.	31,800	752,582
Koninklijke Boskalis Westminster N.V., C.V.A.	481	27,791

		780,373
Commercial Services & Supplies 0.2%
USG People N.V.	25,509	605,064

Consumer Durables & Apparel 0.3%
TomTom N.V. *	17,700	731,928

Energy 0.2%
Fugro N.V., C.V.A.	6,400	497,412

Food, Beverage & Tobacco 0.5%
CSM	41,000	1,400,180

Materials 0.2%
Koninklijke DSM N.V.	8,784	423,569

Technology Hardware & Equipment 0.2%
Gemalto N.V. *	14,581	424,602

Transportation 0.2%
Smit Internationale N.V.	6,000	611,487

		5,474,615
New Zealand 0.3%

Materials 0.2%
Fletcher Building Ltd.	74,200	489,451

Retailing 0.0%
The Warehouse Group Ltd.	1,200	5,528

Transportation 0.0%
Air New Zealand Ltd.	111,100	112,676

Utilities 0.1%
Contact Energy Ltd.	26,500	166,297

		773,952
Norway 0.8%

Energy 0.8%
Aker Solutions A.S.A. *	49,000	1,122,384
Petroleum Geo-Services A.S.A.	35,000	868,920
TGS Nopec Geophysical Co., A.S.A. *	7,063	102,895

		2,094,199

		2,094,199
Papua New Guinea 0.5%

Energy 0.2%
Oil Search Ltd.	133,400	589,624

Materials 0.3%
Lihir Gold Ltd. *	211,300	674,244

		1,263,868
Peru 0.2%

Materials 0.2%
Compania de Minas Buenaventura S.A. ADR	8,700	595,950

Philippines 0.4%

Banks 0.0%
Union Bank of the Philippines	6,600	5,538

Energy 0.1%
Petron Corp.	1,878,000	256,863

Food, Beverage & Tobacco 0.0%
San Miguel Corp.	62,000	71,414

Materials 0.0%
Philex Mining Corp.	345,800	55,513

Telecommunication Services 0.3%
Globe Telecom, Inc.	10,000	361,506
Philippine Long Distance Telephone Co.	2,000	133,735
Pilipino Telephone Corp. *	1,030,000	172,828

		668,069

		1,057,397
Poland 1.4%

Banks 0.2%
ING Bank Slaski S.A.	2,500	595,771

Energy 0.6%
Grupa Lotos S.A. *	26,000	410,962
Polski Koncern Naftowy Orlen S.A. *	62,000	1,108,197

		1,519,159
Materials 0.4%
KGHM Polska Miedz S.A.	21,700	1,002,809

Telecommunication Services 0.2%
Telekomunikacja Polska S.A. *	63,000	627,830

		3,745,569
Portugal 0.1%

Materials 0.1%
Semapa – Sociedade de Investimento e Gestao, SGPS, S.A.	13,879	177,803

Republic of Korea 3.8%

Automobiles & Components 0.3%
Hankook Tire Co., Ltd.	11,430	181,840
Hyundai Mobis	5,800	453,714
Korea Kumho Petrochemical Co., Ltd. (KKPC)	5,000	290,131

		925,685
Capital Goods 1.3%
Daelim Industrial Co., Ltd.	4,200	540,119
Doosan Corp. *	2,400	465,561
Doosan Infracore Co., Ltd.	5,740	192,302
GS Engineering & Construction Corp.	1,600	236,114
Hyundai Mipo Dockyard Co., Ltd.	540	121,694
LG Corp.	11,250	849,870
LS Cable Ltd.	3,320	302,071
Samho International Co., Ltd.	6,560	92,234
See financial notes.
Laudus International Equity Funds   29

Laudus Rosenberg International Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Samsung Heavy Industries Co., Ltd.	15,010	481,751
SK Holdings Co., Ltd.	1,090	157,242

		3,438,958
Consumer Durables & Apparel 0.2%
LG Electronics, Inc.	3,570	458,808
Youngone Corp.	15,880	129,797

		588,605
Energy 0.3%
GS Holdings Corp.	8,590	335,486
SK Energy Co., Ltd.	2,669	276,306
SK Gas Co., Ltd.	1,653	114,351

		726,143
Food, Beverage & Tobacco 0.1%
KT&G Corp.	4,760	373,858

Household & Personal Products 0.1%
LG Household & Health Care Ltd.	30	5,182
Pacific Corp.	2,220	269,874

		275,056
Insurance 0.1%
Dongbu Insurance Co., Ltd.	9,240	356,705

Materials 0.7%
Hanwha Chemical Corp.	20,540	348,884
Hanwha Corp.	1,590	84,253
Hyosung Corp.	4,350	295,468
Korea Petrochemical Industrial Co., Ltd.	3,510	132,605
Korea Zinc Co., Ltd.	2,330	282,873
LG Chem Ltd.	7,830	587,262

		1,731,345
Retailing 0.2%
GS Home Shopping, Inc.	980	62,547
Hyundai Department Store Co., Ltd.	4,110	396,628

		459,175
Software & Services 0.1%
Daou Technology, Inc.	16,170	139,558

Telecommunication Services 0.4%
KT Corp.	9,730	462,567
KT Freetel Co., Ltd. *	5,030	147,307
LG Telecom Ltd.	45,150	357,002

		966,876

		9,981,964
Russia 0.3%

Energy 0.2%
Tatneft GDR	4,800	624,000

Materials 0.1%
Mechel ADR	2,000	227,580

		851,580
Singapore 1.7%

Capital Goods 0.7%
Fraser & Neave Ltd.	184,000	655,215
Haw Par Corp., Ltd.	8,000	40,253
Keppel Corp., Ltd.	62,000	451,333
SembCorp Industries Ltd.	21,000	62,608
Singapore Technologies Engineering Ltd. (ST Engg)	187,000	462,563
The Straits Trading Co., Ltd.	6,000	29,249

		1,701,221
Consumer Services 0.0%
Hotel Plaza Ltd.	35,000	48,165

Diversified Financials 0.2%
Kim Eng Holdings Ltd.	154,000	229,445
UOB-Kay Hian Holdings Ltd.	192,000	274,806

		504,251
Energy 0.1%
Singapore Petroleum Co., Ltd.	57,000	281,960
Straits Asia Resources Ltd.	13,000	31,013

		312,973
Food, Beverage & Tobacco 0.0%
Asia Food & Properties Ltd. *	69,000	34,727

Real Estate 0.1%
Allgreen Properties Ltd.	23,000	20,732
Ho Bee Investment Ltd.	202,000	136,932
Singapore Land Ltd.	7,000	34,837
United Industrial Corp., Ltd.	23,000	46,232
Wheelock Properties (S) Ltd.	32,000	46,325

		285,058
Retailing 0.2%
Jardine Cycle & Carriage Ltd.	27,000	386,539
Metro Holdings Ltd.	221,000	113,127

		499,666
Semiconductors & Semiconductor Equipment 0.0%
STATS ChipPAC Ltd. *	147,000	120,169

Technology Hardware & Equipment 0.1%
Venture Corp., Ltd.	46,000	355,151

Transportation 0.3%
ComfortDelGro Corp., Ltd.	302,000	402,294
Neptune Orient Lines Ltd.	43,000	102,607
SIA Engineering Co., Ltd.	11,000	31,646
Singapore Airlines Ltd.	11,200	127,434

		663,981

		4,525,362
South Africa 1.0%

Insurance 0.4%
Liberty Group Ltd.	60,000	543,855
Liberty Holdings Ltd.	14,530	340,213

		884,068
Materials 0.6%
African Rainbow Minerals Ltd.	22,000	609,860
AngloGold Ashanti Ltd.	1,500	50,519
ArcelorMittal South Africa Ltd., Series L	33,000	800,793
Harmony Gold Mining Co., Ltd. *	16,000	190,807

		1,651,979

		2,536,047
See financial notes.
30  Laudus International Equity Funds

Laudus Rosenberg International Discovery Fund

	Number of	Value
Security	Shares	($)
Spain 2.0%

Capital Goods 0.3%
Obrascon Huarte Lain S.A.	20,500	760,491

Consumer Services 0.2%
Sol Melia S.A.	36,000	506,803

Food, Beverage & Tobacco 0.1%
Ebro Puleva S.A.	11,200	229,497

Insurance 0.8%
Mapfre S.A.	420,000	2,108,901

Materials 0.2%
Cementos Portland Valderrivas S.A.	4,800	466,286

Software & Services 0.3%
Indra Sistemas S.A.	32,200	927,337

Transportation 0.1%
Iberia Lineas Aereas de Espana S.A.	77,976	339,551

		5,338,866
Sweden 2.3%

Capital Goods 1.4%
AB SKF, Class B	54,000	1,087,211
Alfa Laval AB	15,238	927,268
Skanska AB, B Shares	67,000	1,343,455
Trelleborg AB, B Shares	9,000	179,672

		3,537,606
Food, Beverage & Tobacco 0.3%
Swedish Match AB	34,243	747,833

Materials 0.2%
Svenska Cellulosa AB (SCA), Class B	30,000	546,989

Telecommunication Services 0.4%
Tele2 AB, Class B	56,000	1,059,337

		5,891,765
Switzerland 4.2%

Automobiles & Components 0.3%
Rieter Holding AG – Reg’d	1,900	727,461

Capital Goods 1.6%
Bobst Group AG – Reg’d	7,500	582,352
Bucher Industries AG – Reg’d	5,680	1,542,194
Georg Fischer AG – Reg’d *	160	79,066
Schindler Holding AG – Reg’d	12,300	910,811
Sulzer AG – Reg’d	700	925,441

		4,039,864
Consumer Durables & Apparel 0.2%
Forbo Holding AG – Reg’d *	900	476,949

Consumer Services 0.2%
Kuoni Reisen Holding AG – Reg’d	1,120	622,693

Insurance 1.1%
Baloise Holding AG – Reg’d	11,600	1,153,442
Helvetia Holding AG	1,600	603,072
Swiss Life Holding – Reg’d *	4,027	1,119,987

		2,876,501
Materials 0.5%
Ciba Holding AG	9,559	348,602
Clariant AG – Reg’d *	92,000	784,363
Schmolz & Bickenbach AG – Reg’d	2,400	199,120

		1,332,085
Utilities 0.3%
Elektrizitaets-Gesellschaft Laufenburg AG	640	836,492

		10,912,045
Taiwan 4.1%

Banks 0.5%
Chang Hwa Commercial Bank	220,000	166,778
China Development Financial Holding Corp.	1,473,340	681,540
Taiwan Cooperative Bank	543,720	536,971

		1,385,289
Capital Goods 0.2%
CTCI Corp.	53,000	44,725
Far Eastern Textile Ltd.	90	152
Teco Electric & Machinery Co., Ltd.	449,000	278,001
Walsin Lihwa Corp.	273,000	135,439

		458,317
Consumer Durables & Apparel 0.0%
POU Chen Corp.	68,000	66,359

Materials 0.5%
China Steel Corp.	432,130	687,434
Formosa Chemicals & Fibre Corp.	109,730	285,712
Formosa Plastics Corp.	155,000	470,807

		1,443,953
Real Estate 0.1%
Farglory Land Development Co., Ltd.	66,000	242,451

Semiconductors & Semiconductor Equipment 0.4%
Advanced Semiconductor Engineering, Inc.	664,000	650,981
Macronix International Co., Ltd.	662,161	302,936

		953,917
Technology Hardware & Equipment 2.0%
Acer, Inc.	154,071	277,775
Asustek Computer, Inc.	119,000	350,539
AU Optronics Corp.	332,537	574,247
Chi Mei Optoelectronics Corp.	451,400	597,399
Chunghwa Picture Tubes, Ltd. *	1,176,000	361,254
Compal Electronics, Inc.	613,281	589,709
Delta Electronics, Inc.	22,050	65,309
HannStar Display Corp. *	480,000	207,178
Inventec Co., Ltd.	207,100	127,456
Lite-On Technology Corp.	291,938	340,749
Mitac International Corp.	118,565	107,914
Quanta Computer, Inc.	421,181	584,061
Tatung Co., Ltd. *	744,000	482,289
Walsin Technology Corp.	8,000	5,905
Wistron Corp.	151,276	241,704
Yageo Corp.	897,000	330,754

		5,244,242
See financial notes.
Laudus International Equity Funds   31

Laudus Rosenberg International Discovery Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Telecommunication Services 0.2%
Far EasTone Telecommunications Co., Ltd.	258,544	442,545

Transportation 0.2%
U-Ming Marine Transport Corp.	151,000	459,105

		10,696,178
Thailand 0.6%

Banks 0.2%
Bangkok Bank Public Co., Ltd. NVDR	86,000	370,361
Krung Thai Bank Public Co., Ltd. NVDR	486,000	155,903

		526,264
Diversified Financials 0.1%
Thanachart Capital Public Co., Ltd. NVDR	504,000	249,030

Energy 0.1%
Banpu Public Co., Ltd.	7,000	95,825
PTT Exploration & Production Public Co., Ltd.	36,000	172,654
PTT Exploration & Production Public Co., Ltd. NVDR	11,000	53,050

		321,529
Materials 0.1%
Thai Rayon Public Co., Ltd.	46,000	103,001

Telecommunication Services 0.1%
Total Access Communication Public Co., Ltd. *	226,000	279,171

		1,478,995
Turkey 1.4%

Banks 0.2%
Sekerbank TAS *	240,000	456,656

Capital Goods 0.3%
Koc Holding A/ S *	280,000	782,312

Energy 0.4%
Petrol Ofisi A/ S *	265,000	1,084,237

Food, Beverage & Tobacco 0.1%
Anadolu Efes Biracilik ve Malt Sanayii A/ S	30,000	266,158

Materials 0.4%
Eregli Demir ve Celik Fabrikalari T.A.S. (Erdemir)	136,000	956,150

		3,545,513
United Kingdom 6.9%

Capital Goods 1.1%
Bodycote International plc	111,000	411,343
IMI plc	208,000	1,874,660
Qinetiq plc	189,000	724,499

		3,010,502
Commercial Services & Supplies 0.3%
WS Atkins plc	34,500	720,309

Energy 1.6%
Dana Petroleum plc *	2,709	67,775
JKX Oil & Gas plc	20,752	181,385
John Wood Group plc	106,000	851,966
Petrofac Ltd.	160,665	1,791,964
Premier Oil plc *	20,800	573,142
Venture Production plc	54,084	669,580

		4,135,812
Food, Beverage & Tobacco 0.2%
Britvic plc	79,851	504,809

Household & Personal Products 0.2%
PZ Cussons plc	141,035	518,059

Insurance 0.3%
Friends Provident plc	135,629	332,867
Old Mutual plc	210,000	460,871

		793,738
Materials 1.2%
Antofagasta plc	36,000	501,216
Croda International plc	4,853	63,803
DS Smith plc	36,500	113,531
Hochschild Mining plc	20,924	182,208
Johnson Matthey plc	29,700	1,182,990
Kazakhmys plc	19,600	621,527
Vedanta Resources plc	10,600	441,733

		3,107,008
Real Estate 0.2%
Meinl European Land Ltd. *	55,195	627,658

Retailing 0.5%
Home Retail Group plc	180,000	934,322
WH Smith plc	65,189	479,967

		1,414,289
Software & Services 0.3%
Dimension Data Holdings plc	506,000	487,485
LogicaCMG plc	191,967	403,522

		891,007
Transportation 0.7%
Arriva plc	53,600	730,067
FirstGroup plc	91,800	1,027,565

		1,757,632
Utilities 0.3%
British Energy Group plc	52,938	685,939

		18,166,762

Total Common Stock (Cost $258,411,648)		251,580,050

Preferred Stock 1.8% of net assets

Brazil 1.8%

Acesita S.A.	4,900	263,612
AES Tiete S.A.	8,344,000	277,705
Brasil Telecom Participacoes S.A.	43,000	575,392
Brasil Telecom S.A.	37,700	414,663
Braskem S.A., Class A	58,000	492,506
Centrais Eletricas de Santa Catarina S.A., Class B	7,200	177,261
Companhia de Gas de Sao Paulo – Comgas, Class A	7,000	175,928
Companhia de Transmissao de Energia Eletrica Eletrica Paulista	11,000	256,084
See financial notes.
32  Laudus International Equity Funds

Laudus Rosenberg International Discovery Fund

	Number of	Value
Security	Shares	($)
Companhia Energetica de Minas Gerais – CEMIG	6,495	116,597
Companhia Paranaense de Energia-Copel, Class B	32,000	523,212
Compania Brasileira de Distribuicao Grupo Pao de Acucar	16,100	330,313
Eletropaulo Metropolitana S.A., Class B	1,116,679	87,822
Sadia S.A.	79,000	468,228
Tele Norte Leste Participacoes S.A.	10,300	273,540
Telemar Norte Leste S.A., Class A	700	36,302
Ultrapar Participacoes S.A.	2,475	87,028
Uniao de Industrias Petroquimicas S.A. (Unipar), Class B	73,900	65,279
Vivo Participacoes S.A.	32,900	191,809

		4,813,281

Total Preferred Stock (Cost $4,285,865)		4,813,281

Rights 0.0% of net assets

India 0.0%

Indian Hotels Co., Ltd. *	16,256	18,659
Indian Hotels Co., Ltd. *	8,128	202

		18,861
Malaysia 0.0%

Genting Berhad (a)*	40,400	—

Total Rights (Cost $ — )		18,861

Security	Face Amount	Value
Rate, Maturity Date	($)	($)
Short-Term Investment 2.4% of net assets

Repurchase Agreement 2.4%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $6,290,349 (fully collateralized by Federal National Mortgage Assn. with a value of $6,420,694.)	6,290,000	6,290,000

Total Short-Term Investment (Cost $6,290,000)		6,290,000

End of Investments.
At 03/31/08, the tax basis cost of the fund’s investments was $270,867,593 and the unrealized appreciation and depreciation were $16,630,745 and ($24,796,146), respectively, with a net unrealized depreciation of ($8,165,401).
At 03/31/08, the prices of certain foreign securities held by the fund aggregating $221,660,514 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
ADR – American Depositary Receipt
CVA – Dutch Certificate
GDR – Global Depositary Receipt
NVDR – Non-Voting Depositary Receipt
See financial notes.
Laudus International Equity Funds   33

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings as of March 31, 2008

		Cost	Value
Holdings by Category		($)	($)

95.8%	Common Stock	1,043,840,883	1,088,713,385
0.3%	Preferred Stock	3,369,493	3,530,234
—%	Rights	—	—
—%	Warrants	—	—
1.4%	Short-Term Investment	15,581,000	15,581,000

97.5%	Total Investments	1,062,791,376	1,107,824,619
7.0%	Collateral Invested for Securities on Loan	79,431,797	79,431,797
(4.5)%	Other Assets and Liabilities		(50,844,067)

100.0%	Net Assets		1,136,412,349

	Number of	Value
Security	Shares	($)
Common Stock 95.8% of net assets

Australia 4.9%

Capital Goods 0.2%
AJ Lucas Group Ltd.	21,662	75,666
Austal Ltd.	44,000	104,036
Crane Group Ltd.	19,700	276,435
Macmahon Holdings Ltd.	1,335,200	1,817,805

		2,273,942
Consumer Services 0.1%
Flight Centre Ltd.	67,316	1,309,195

Energy 1.4%
Aquila Resources Ltd. *	22,800	209,460
Australian Worldwide Exploration Ltd *	786,300	2,541,845
Beach Petroleum Ltd.	954,214	1,100,450
Centennial Coal Co., Ltd.	871,100	3,258,131
Cooper Energy Ltd. *	99,658	67,964
Felix Resources Ltd.	273,109	3,104,762
New Hope Corp., Ltd.	701,411	1,705,332
Santos Ltd.	265,400	3,529,459

		15,517,403
Food, Beverage & Tobacco 0.1%
Lion Nathan Ltd.	111,700	895,089
Ridley Corp., Ltd.	426,419	437,718

		1,332,807
Materials 2.9%
Ausdrill Ltd.	556,300	1,029,195
BlueScope Steel Ltd.	25,300	229,451
Coal of Africa Ltd. *	24,633	50,940
Dominion Mining Ltd.	191,634	591,205
Equigold NL	108,024	458,929
Great Southern Ltd.	301,000	463,977
Incitec Pivot Ltd.	47,400	6,128,500
Independence Group NL	362,364	2,657,878
Macarthur Coal Ltd.	251,544	3,010,466
Mincor Resources NL	571,000	1,598,530
Mount Gibson Iron Ltd. *	717,500	1,882,173
National Can Industries Ltd.	7,925	12,278
Nufarm Ltd.	11,200	175,938
OneSteel Ltd.	815,823	4,776,655
Platinum Australia Ltd. *	163,647	382,210
Portman Ltd. *	116,500	1,327,539
Sally Malay Mining Ltd.	669,900	3,232,642
Sims Group Ltd.	123,500	3,360,908
TFS Corp., Ltd.	1,390,771	1,122,208

		32,491,622
Media 0.1%
Amalgamated Holdings Ltd.	118,887	586,997
Seven Network Ltd.	135,700	1,185,875

		1,772,872
Software & Services 0.0%
Data#3 Ltd.	43,028	229,334

Telecommunication Services 0.1%
iiNET Ltd.	435,275	795,633

		55,722,808
Austria 1.0%

Consumer Durables & Apparel 0.0%
Linz Textile Holding AG	158	46,870

Materials 1.0%
Voestalpine AG	168,200	11,696,903

Software & Services 0.0%
S&T System Integration & Technology Distribution AG *	4,341	274,230

		12,018,003
Belgium 1.1%

Capital Goods 0.0%
Moury Construct S.A.	224	31,933
Societe Anonyme Belge de Constructions Aeronautques (SABCA)	681	26,932

		58,865
Consumer Durables & Apparel 0.0%
Jensen Group N.V.	12,000	172,562

Diversified Financials 0.0%
Auximines S.A. -Compagnie Auxiliaire des Mines	17	20,679

Food & Staples Retailing 0.5%
Delhaize Group	69,956	5,517,241

Materials 0.3%
Solvay S.A.	4,258	542,898
Tessenderlo Chemie N.V.	66,754	3,031,857

		3,574,755
Real Estate 0.0%
Immobel	2,752	173,571

Retailing 0.3%
S.A. D’Ieteren N.V.	7,336	2,607,432

		12,125,105
Bermuda 1.8%

Banks 0.0%
Hongkong Chinese Ltd.	180,000	27,930
See financial notes.
34  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Capital Goods 0.3%
Chen Hsong Holdings Ltd.	426,000	205,511
Chevalier International Holdings Ltd.	356,000	281,267
Noble Group Ltd. (a)	1,844,000	2,975,161

		3,461,939
Consumer Durables & Apparel 0.1%
High Fashion International Ltd.	60,000	20,952
The Grande Holdings Ltd.	14,000	3,611
USI Holdings Ltd.	722,727	438,361

		462,924
Consumer Services 0.0%
Mandarin Oriental International Ltd.	152,000	289,432
Star Cruises Ltd. *	41,000	8,482

		297,914
Diversified Financials 0.3%
Asia Financial Holdings Ltd.	506,000	248,597
COL Capital Ltd.	1,407,000	653,576
Guoco Group Ltd.	263,000	2,580,698

		3,482,871
Food, Beverage & Tobacco 0.1%
People’s Food Holdings Ltd.	911,000	695,082
Insurance 0.1%
Hardy Underwriting Bermuda Ltd.	90,767	509,726
Materials 0.0%
Kingboard Copper Foil Holdings Ltd.	359,000	91,515
Real Estate 0.2%
Great Eagle Holdings Ltd.	5,000	13,779
Pacific Century Premium Developments Ltd.	4,308,000	1,564,425
Soundwill Holdings Ltd.	554,000	350,975
Tai Cheung Holdings Ltd.	1,423,520	759,974

		2,689,153
Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	126,000	130,727
Tan Chong International Ltd.	1,236,000	390,611
Wing On Co. International Ltd.	276,500	463,547

		984,885
Technology Hardware & Equipment 0.2%
Champion Technology Holdings Ltd.	4,363,582	745,729
Digital China Holdings Ltd.	119,000	78,297
J.I.C. Technology Co., Ltd.	37,000	6,505
Lafe Technology Ltd.	19,600	1,924
Proview International Holdings Ltd.	1,436,000	98,532
VTech Holdings Ltd.	344,000	1,680,639

		2,611,626
Telecommunication Services 0.1%
Asia Satellite Telecommunications Holdings Ltd.	522,000	990,648
SmarTone Telecommunications Holdings Ltd.	497,000	523,479

		1,514,127
Transportation 0.3%
Transport International Holdings Ltd.	705,200	3,498,501

		20,328,193
Canada 6.7%

Automobiles & Components 0.3%
Linamar Corp.	175,300	2,346,556
Martinrea International, Inc. *	193,400	1,426,312

		3,772,868
Banks 0.2%
Laurentian Bank of Canada	70,598	2,926,538
Capital Goods 0.0%
CAE, Inc.	33,500	379,566
Diversified Financials 0.2%
Dundee Corp., Class A *	199,460	2,566,970
Energy 1.5%
Addax Petroleum Corp.	32,580	1,293,424
AltaGas Income Trust	106,600	2,525,707
Flint Energy Services Ltd. *	121,400	2,245,980
Freehold Royalty Trust	157,810	2,773,532
Keyera Facilities Income Fund	137,960	2,822,505
Mullen Group Income Fund	12,370	227,166
Pembina Pipeline Income Fund	44,350	704,277
Penn West Energy Trust	53,477	1,500,451
Progress Energy Trust	1,100	13,717
Provident Energy Trust	127,925	1,364,683
Royal Utilities Income Fund	29,070	335,603
Vermilion Energy Trust	26,850	952,155

		16,759,200
Food & Staples Retailing 0.1%
George Weston Ltd.	20,900	961,467
Food, Beverage & Tobacco 0.3%
Rothmans, Inc.	120,400	3,064,983
Insurance 0.4%
Industrial Alliance Insurance & Financial Services, Inc.	77,300	2,852,671
Northbridge Financial Corp.	42,800	1,367,665

		4,220,336
Materials 2.4%
Agrium, Inc.	21,742	1,350,548
Cascades, Inc.	210,660	1,613,121
European Goldfields Ltd. *	102,060	532,945
First Quantum Minerals Ltd.	10,200	827,169
IAMGOLD Corp.	371,700	2,755,748
Inmet Mining Corp.	45,500	3,324,565
Kinross Gold Corp.	48,800	1,088,723
Major Drilling Group International, Inc. *	53,400	2,783,282
See financial notes.
Laudus International Equity Funds   35

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Methanex Corp.	56,090	1,475,406
PAN American Silver Corp. *	87,200	3,371,784
Sherritt International Corp.	225,320	3,187,341
Sino-Forest Corp. *	49,090	765,200
Taseko Mines Ltd. *	344,395	1,748,062
Yamana Gold, Inc.	154,500	2,266,813

		27,090,707
Media 0.1%
Cogeco Cable, Inc.	1,320	46,283
Cogeco, Inc.	2,200	65,371
Quebecor, Inc., Class B	52,410	1,314,271

		1,425,925
Real Estate 0.0%
Extendicare Real Estate Investment Trust	190	2,166
Retailing 0.0%
Leon’s Furniture Ltd.	7,330	84,979
Software & Services 0.4%
CGI Group, Inc., Class A *	91,450	971,119
Open Text Corp. *	98,000	3,101,018

		4,072,137
Technology Hardware & Equipment 0.1%
Celestica, Inc. *	87,690	594,595
Utilities 0.7%
ATCO Ltd., Class I	54,690	2,537,228
Emera, Inc.	71,960	1,475,024
Fortis, Inc.	125,700	3,577,083
TransAlta Corp.	18,090	562,730

		8,152,065

		76,074,502
Cayman Islands 0.1%

Consumer Durables & Apparel 0.1%
Truly International Holdings Ltd.	626,000	726,967
Pharmaceuticals & Biotechnology 0.0%
China Shineway Pharmaceutical Group Ltd.	18,000	12,648
Software & Services 0.0%
SUNeVision Holdings Ltd.	1,050,280	127,616
Technology Hardware & Equipment 0.0%
CCT Telecom Holdings Ltd.	404,000	64,211
Transportation 0.0%
Hopewell Highway Infrastructure Ltd.	182,500	140,403

		1,071,845
China 0.4%

Consumer Durables & Apparel 0.1%
Weiqiao Textile Co., Ltd., Class H	927,000	1,200,298
Technology Hardware & Equipment 0.1%
Great Wall Technology Co., Ltd., Class H *	2,072,000	477,857
Transportation 0.2%
Sichuan Expressway Co., Ltd., Class H	6,015,000	2,186,163
Utilities 0.0%
Huadian Power International Corp., Ltd., Class H	880,000	221,645

		4,085,963
Denmark 0.3%

Banks 0.0%
Ostjydsk Bank A/S	658	119,236
Capital Goods 0.2%
Monberg & Thorsen A/S, Class B	4,661	401,488
Ove Arkil Holding A/S, Class B	899	201,998
Per Aarsleff A/S, Class B	7,416	1,091,364
Renewagy A/S	4,900	10,893

		1,705,743
Real Estate 0.0%
Tower Group A/S *	15,902	428,792
Transportation 0.1%
DFDS A/S	5,770	898,574

		3,152,345
Finland 0.4%

Capital Goods 0.0%
Larox Oyj	24,816	429,200
Materials 0.4%
Kemira Oyj (a)	266,797	4,084,778
Semiconductors & Semiconductor Equipment 0.0%
Okmetic Oyj *	60,000	235,002
Software & Services 0.0%
Digia plc	71,799	340,176
Technology Hardware & Equipment 0.0%
Elektrobit Corp.	16,782	37,887

		5,127,043
France 11.0%

Automobiles & Components 3.9%
Compagnie Generale des Etablissements Michelin, Class B (a)	198,658	20,804,538
PSA Peugeot Citroen (a)	169,930	13,188,089
Societe Fonciere, Financiere et de Participations (FFP)	38,167	4,475,324
Valeo S.A. (a)	155,202	6,160,252

		44,628,203
Banks 1.3%
Natixis (a)	916,078	14,691,997
Capital Goods 0.4%
Compagnie Industrielle et Financiere d’ Entreprises	598	208,729
Ginger (Groupe Ingenierie Europe)	8,835	177,879
Haulotte Group (a)	96,032	2,187,961
See financial notes.
36  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Securidev S.A.	356	14,484
Thales S.A. (a)	28,488	1,843,869

		4,432,922
Commercial Services & Supplies 0.0%
A Novo *	73,104	30,004
Constructions Industrielles de la Mediterranee S.A.	71	8,074

		38,078
Consumer Durables & Apparel 0.4%
Thomson	641,860	4,472,797
Consumer Services 0.1%
Compagnie des Alpes	4,130	192,347
Pierre & Vacances (a)	3,129	376,691

		569,038
Food, Beverage & Tobacco 0.0%
Laurent-Perrier	100	15,763
Sucriere de Pithiviers Le Vieil	266	214,393

		230,156
Materials 2.8%
Ciments Francais S.A.	39,280	6,544,163
Eramet	25,960	20,919,727
Gevelot	3,516	296,616
Guillin Emballages	60	4,448
Rougier S.A.	2,620	267,068
Sequana Capital	150,169	3,945,618
Societe Anonyme d’Explosifs et de Produits Chimiques	450	266,508

		32,244,148
Real Estate 0.0%
Acanthe Developpement S.A.	34,947	130,893
Software & Services 2.0%
Atos Origin S.A. *	138,685	7,721,601
Cap Gemini S.A. (a)	208,500	11,871,919
ESI Group *	9,000	81,104
GFI Informatique	37,935	243,538
Groupe Steria S.C.A. (a)	84,021	2,765,251
Jet Multimedia	15,000	132,974
Tessi S.A.	3,864	174,534

		22,990,921
Transportation 0.1%
Touax	8,674	473,781

		124,902,934
Germany 9.2%

Automobiles & Components 0.0%
Bertrandt AG	251	9,431
Ruecker AG	25,855	297,976

		307,407
Capital Goods 2.6%
Bilfinger Berger AG	14,486	1,245,314
Deutsche Steinzeug Cremer & Breuer AG *	38,000	70,191
Deutz AG (a)*	304,707	3,509,881
Duerr AG *	51,356	2,157,071
Gesco AG	8,232	625,883
Gildemeister AG	170,000	4,290,166
Indus Holding AG	1,990	69,711
Krones AG	65,000	5,351,983
KSB AG	1,360	920,947
KUKA AG (a)*	98,602	3,401,439
Muehlbauer Holding AG & Co.	5,460	189,779
Rheinmetall AG (a)	111,000	7,835,502
Westag & Getalit AG	2,631	66,874

		29,734,741
Commercial Services & Supplies 0.0%
D. Logistics AG *	150,322	352,211
Consumer Services 0.1%
IFA Hotel & Touristik AG *	5,170	65,751
TUI AG (a)*	44,952	1,153,945

		1,219,696
Diversified Financials 0.0%
ADCapital AG	498	8,634
Food & Staples Retailing 0.0%
WASGAU Produktions & Handels AG	1,500	13,593
Food, Beverage & Tobacco 0.0%
Frosta AG	4,880	138,460
Sektkellerei Schloss Wachenheim AG	21,039	239,483

		377,943
Health Care Equipment & Services 0.2%
Fresenius SE	32,365	2,742,695
Materials 5.0%
Altana AG	203,669	4,287,826
K&S AG	48,032	15,624,770
Lanxess	298,200	11,985,752
Norddeutsche Affinerie AG (a)	93,225	3,687,174
Salzgitter AG	119,000	20,729,692

		56,315,214
Retailing 0.1%
ComputerLinks AG	16,576	307,695
Essanelle Hair Group *	11,162	146,129
Hornbach Baumarkt Aktiengesellschaft	2,700	166,242

		620,066
Semiconductors & Semiconductor Equipment 0.0%
ELMOS Semiconductor AG *	33,286	247,163
Software & Services 0.2%
Bechtle AG	15,839	498,931
Cancom IT Systeme AG *	36,078	201,359
Integralis AG *	33,677	268,874
PC-Ware AG	16,089	302,045
REALTECH AG	13,166	251,653
syzygy AG *	50,974	253,700
USU Software AG	24,000	138,126

		1,914,688
Technology Hardware & Equipment 0.7%
Augusta Technologie AG *	21,207	495,779
Epcos AG	318,661	4,847,353
Euromicron AG	19,901	433,578
See financial notes.
Laudus International Equity Funds   37

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Funkwerk AG	16,891	269,979
Hyrican Informationssystems AG	6,000	115,085
Roth & Rau AG *	5,787	1,203,784

		7,365,558
Utilities 0.3%
MVV Energie AG (a)	78,000	3,830,667

		105,050,276
Hong Kong 0.7%

Banks 0.3%
Industrial and Commercial Bank of China (Asia) Ltd.	1,179,000	2,944,126
Consumer Services 0.0%
Associated International Hotels Ltd. *	4,000	8,004
Diversified Financials 0.1%
Allied Group Ltd.	207,600	781,537
Allied Properties (H.K.) Ltd.	924,000	188,020
Lippo Ltd.	112,000	86,639

		1,056,196
Media 0.0%
I-Cable Communications Ltd.	53,000	7,909
Real Estate 0.2%
China Motor Bus Co., Ltd.	4,000	31,671
Hong Kong Ferry (Holdings) Co., Ltd.	258,280	248,441
Keck Seng Investments (Hong Kong) Ltd.	94,000	48,702
Melbourne Enterprises Ltd.	2,000	15,110
Miramar Hotel & Investment Co., Ltd.	326,000	475,445
TAI Sang Land Developement Ltd.	101,000	50,407
Wheelock Properties Ltd.	1,639,000	1,313,094

		2,182,870
Retailing 0.0%
Goldlion Holdings Ltd.	300,000	91,279
Transportation 0.1%
Hopewell Holdings Ltd.	368,000	1,405,807
Safety Godown Co., Ltd.	8,000	5,297

		1,411,104

		7,701,488
Ireland 0.8%

Capital Goods 0.6%
DCC plc	251,302	5,937,118
Consumer Durables & Apparel 0.0%
Abbey plc	15,931	146,395
Energy 0.2%
Dragon Oil a plc (a)*	278,869	2,477,852
Software & Services 0.0%
Horizon Technology Group plc *	77,652	122,043
IONA Technologies plc *	29,206	110,538

		232,581

		8,793,946
Italy 4.6%

Banks 0.0%
Banco di Sardegna S.p.A.	1,034	22,917
Capital Goods 1.4%
Astaldi S.p.A.	315,378	2,429,968
Biesse S.p.A.	33,417	716,417
C.I.R. S.p.A. – Compagnie Industriali Riunite (a)	1,758,000	4,710,772
Cofide S.p.A. – Compagnia Finanziaria de Benedetti	769,882	886,957
Danieli S.p.A. – Officine Meccaniche Danieli & Co.	143,186	5,177,274
Vianini Lavori S.p.A.	118,000	1,663,175

		15,584,563
Consumer Durables & Apparel 0.2%
Safilo Group S.p.A. (a)	707,096	2,253,217
Diversified Financials 1.0%
IFIL Investments S.p.A. (a)	1,349,456	10,895,841
Intek S.p.A.	185,475	180,042

		11,075,883
Food, Beverage & Tobacco 0.0%
Centrale del Latte di Torino & C S.p.A.	3,956	14,164
La Doria S.p.A. *	32,445	66,630

		80,794
Household & Personal Products 0.1%
Mirato S.p.A.	51,665	667,917
Materials 1.6%
Buzzi Unicem S.p.A. (a)	272,048	6,786,210
Cementir S.p.A. Cementerie del Tirreno	408,944	3,803,598
Italcementi S.p.A. (a)	340,800	6,921,991
KME Group *	402,068	653,457

		18,165,256
Retailing 0.0%
BasicNet S.p.A. *	39,408	115,031
Software & Services 0.1%
Engineering Ingegneria Informatica S.p.A.	29,038	1,089,381
Technology Hardware & Equipment 0.0%
Gefran S.p.A.	39,000	289,004
Transportation 0.0%
Autostrade Meridionali S.p.A.	216	5,465
Utilities 0.2%
Iride S.p.A. (a)	795,689	2,522,828

		51,872,256
See financial notes.
38  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Japan 16.0%

Automobiles & Components 1.1%
Ahresty Corp.	5,100	68,809
Aichi Machine Industry Co., Ltd.	331,000	615,389
Aisan Industry Co., Ltd.	40,300	417,445
Ashimori Industry Co., Ltd.	133,000	223,623
Bosch Corp.	264,000	1,077,141
F.C.C. Co., Ltd.	16,600	206,145
Fuji Heavy Industries Ltd. (a)	533,000	2,256,070
HI-LEX Corp.	38,300	536,462
Ichishin Co., Ltd.	35,500	116,557
Mikuni Corp.	28,000	82,693
Murakami Corp.	2,000	15,353
Nihon Plast Co., Ltd.	9,400	49,686
Nippon Seiki Co., Ltd.	1,000	13,647
Nittan Valve Co., Ltd.	5,100	27,303
Piolax, Inc.	100	2,183
Showa Corp. (a)	122,100	1,094,128
SOFT99 Corp.	29,500	188,514
Sumitomo Rubber Industries Ltd.	327,400	2,520,972
Suncall Corp.	26,000	123,881
Takata Corp.	57,600	1,283,152
Topre Corp.	129,200	1,164,480
Univance Corp.	8,500	39,622

		12,123,255
Banks 1.0%
Shinsei Bank Ltd. (a)	77,000	254,301
The Aichi Bank Ltd.	29,700	2,182,859
The Biwako Bank Ltd.	3,000	4,806
The Chiba Kogyo Bank Ltd. *	1,800	24,789
The Daishi Bank Ltd.	11,000	42,906
The Eighteenth Bank Ltd.	403,000	1,488,314
The Higashi-Nippon Bank Ltd.	98,000	339,996
The Higo Bank Ltd.	47,000	272,744
The Hyakugo Bank Ltd.	343,000	2,046,231
The Hyakujushi Bank Ltd.	9,000	48,036
The Kita-Nippon Bank Ltd.	5,100	189,243
The Nishi-Nippon City Bank Ltd.	2,000	5,296
The San-in Godo Bank Ltd.	210,000	1,686,244
The Taiko Bank Ltd.	60,000	168,810
The Tochigi Bank Ltd.	2,000	12,293
The Yachiyo Bank Ltd.	126	536,441
The Yamanashi Chuo Bank Ltd.	136,000	828,437
Yamaguchi Financial Group, Inc.	74,000	841,698

		10,973,444
Capital Goods 3.6%
Aichi Corp.	74,300	556,940
Aichi Electric Co., Ltd.	2,000	4,716
Aida Engineering Ltd.	269,000	1,696,416
Amada Co., Ltd.	274,000	2,097,704
Aoki Marine Co., Ltd.	15,000	45,217
C-Cube Corp.	96,600	296,080
Chodai Co., Ltd.	23,000	78,328
Chudenko Corp.	22,100	347,893
CKD Corp.	17,400	116,675
CTI Engineering Co., Ltd.	47,900	275,581
Daiichi Kensetu Corp.	10,000	75,394
Denkyosha Co., Ltd.	20,000	121,915
Ebara Corp. (a)	769,000	2,364,395
Fuji Electric Holdings Co., Ltd.	592,000	2,421,396
Fuji Machine Manufacturing Co., Ltd.	121,600	2,548,093
Furusato Industries Ltd.	24,000	242,677
Futaba Corp. (a)	122,600	2,120,735
Hitachi Cable Ltd.	426,000	1,604,224
Inabata & Co., Ltd.	18,900	101,969
Ishikawajima Transportation Machinery Co., Ltd.	43,000	190,218
Japan Pulp & Paper Co., Ltd.	248,000	878,591
Kamei Corp.	93,000	398,353
Kanaden Corp.	106,000	593,695
Kioritz Corp.	247,000	553,962
Koatsu Kogyo Co., Ltd.	28,000	102,247
Komori Corp.	110,800	2,324,625
Kowa Spinning Co., Ltd.	12,000	36,587
Maeda Corp. (a)	140,000	411,201
Maeda Road Construction Co., Ltd.	93,000	769,334
Marufuji Sheet Piling Co., Ltd.	29,000	62,613
Mitani Corp.	28,100	211,425
Miyachi Corp. (a)	41,100	383,602
Mori Seiki Co., Ltd.	11,100	201,533
Musashi Co., Ltd.	500	7,052
Nagase & Co., Ltd.	11,000	113,212
Nakano Refrigerators Co., Ltd.	1,800	14,774
Nichireki Co., Ltd.	11,000	28,957
Nihon Decoluxe Co., Ltd.	2,000	11,346
Nippo Corp.	354,000	2,002,297
Nippon Road Co., Ltd.	271,000	370,716
Nippon Thompson Co., Ltd.	208,000	1,282,036
Nishimatsu Construction Co., Ltd. (a)	753,000	1,617,550
Nissei Plastic Industrial Co., Ltd.	82,400	400,572
Nitto Kogyo Corp. (a)	114,200	1,442,829
Ohmoto Gumi Co., Ltd.	34,000	103,068
Okaya & Co., Ltd.	1,000	10,766
Oki Wintech Co., Ltd.	45,000	230,900
Original Engineering Consultants Co., Ltd.	13,000	28,040
Rheon Automatic Machinery Co., Ltd.	2,000	6,773
Sankyo Rikagaku Co., Ltd.	19,000	237,481
Sanso Electric Co., Ltd.	30,000	86,413
Sanwa Holdings Corp. (a)	522,000	2,284,078
Seibu Electric Industry Co., Ltd.	78,000	348,179
ShinMaywa Industries Ltd. (a)	378,000	1,170,236
Sintokogio Ltd.	46,200	384,080
Sojitz Corp.	53,400	178,734
Sugimoto & Co., Ltd.	3,100	38,952
Taisei Oncho Co., Ltd.	49,000	183,439
Taisei Rotec Corp.	308,000	399,130
Takeuchi Mfg. Co., Ltd. (a)	43,900	905,710
Tigers Polymer Corp.	8,300	42,549
Totech Corp.	42,000	160,745
Trusco Nakayama Corp. (a)	117,100	1,805,737
See financial notes.
Laudus International Equity Funds   39

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Tsurumi Manufacturing Co., Ltd.	14,000	91,642
Tsuzuki Denki Co., Ltd.	5,000	16,003
Uehara Sei Shoji Co., Ltd.	51,000	200,023
Wakita & Co., Ltd.	49,000	290,892
Yondenko Corp.	124,000	665,622

		41,394,867
Commercial Services & Supplies 0.0%
Kawanishi Warehouse Co., Ltd.	7,000	48,877
Kimura Unity Co., Ltd.	2,500	19,808
Wesco, Inc.	56,800	112,081

		180,766
Consumer Durables & Apparel 0.7%
Corona Corp.	49,800	544,818
Fuji Corp.	18,000	141,302
Fujishoji Co., Ltd.	170	122,745
Fujix Ltd.	12,000	51,623
Heiwa Corp. (a)	99,800	953,488
Hitachi Koki Co., Ltd.	94,100	1,211,171
Ichikawa Co., Ltd.	79,000	277,759
Jichodo Co., Ltd.	16,000	138,370
Kurabo Industries Ltd.	790,000	1,785,578
Maruzen Co., Ltd.	3,000	12,255
Miyuki Holdings Co., Ltd.	27,000	76,013
Pioneer Corp. (a)	25,300	254,058
Roland Corp.	66,400	1,300,533
Sega Sammy Holdings, Inc.	20,400	217,380
SRI Sports Ltd.	64	85,862
Tachikawa Corp.	60,300	300,306
Ten Arrows Co., Ltd.	3,600	18,784
Tokyo Style Co., Ltd.	83,000	831,069
Toso Co., Ltd.	42,000	82,584

		8,405,698
Consumer Services 0.4%
Daisyo Corp. (a)	33,300	362,637
Eikoh, Inc.	33,000	128,336
Johnan Academic Preparatory Institute, Inc.	32,000	41,412
Nissin Healthcare Food Service Co., Ltd.	3,700	41,009
Plenus Co., Ltd. (a)	98,400	1,273,149
Royal Holdings Co., Ltd.	10,900	114,617
Saizeriya Co., Ltd. (a)	134,400	1,294,195
Shidax Corp.	1,201	614,435
Shingakukai Co., Ltd.	44,600	219,259

		4,089,049
Diversified Financials 0.0%
Daiko Clearing Services Corp.	41,300	236,328
Hitachi Capital Corp.	700	8,421
Takagi Securities Co., Ltd.	67,000	148,491

		393,240
Energy 0.4%
Cosmo Oil Co., Ltd.	598,000	1,894,979
Japan Petroleum Exploration Co., Ltd.	36,400	2,430,707
Kanto Natural Gas Development Co., Ltd.	3,000	18,142
Sinanen Co., Ltd.	29,000	119,514

		4,463,342
Food & Staples Retailing 0.3%
Cawachi Ltd.	69,700	1,810,098
Cowboy Co., Ltd. *	67,000	106,445
Itochu-Shokuhin Co., Ltd.	2,100	64,514
Kasumi Co., Ltd. (a)	62,000	322,706
Marukyo Corp.	8,000	48,022
Okuwa Co., Ltd.	42,000	593,311
Poplar Co., Ltd.	1,900	13,225
San-A Co., Ltd.	900	27,831
Tokan Co., Ltd.	1,000	14,095
Universe Co., Ltd.	5,000	53,156
Uny Co., Ltd. (a)	8,000	76,790

		3,130,193
Food, Beverage & Tobacco 0.8%
Coca-Cola Central Japan Co., Ltd.	205	1,765,069
EJ Holdings, Inc. *	110	18,760
Mercian Corp. (a)	222,000	456,676
Mikuni Coca-Cola Bottling Co., Ltd.	130,100	1,499,721
Morinaga Milk Industry Co., Ltd.	50,000	153,474
Nichiwa Sangyo Co., Ltd.	57,000	182,652
Nippon Beet Sugar Manufacturing Co., Ltd. (a)	325,000	713,402
Nissin Sugar Manufacturing Co., Ltd.	115,000	251,845
Q.P. Corp.	77,100	800,352
Sonton Food Industry Co., Ltd.	31,000	248,225
The Nisshin Oillio Group Ltd. (a)	545,000	2,107,878
Tokatsu Foods Co., Ltd.	63,000	314,117
Yonekyu Corp.	111,000	915,075

		9,427,246
Health Care Equipment & Services 0.1%
Create Medic Co., Ltd.	6,000	52,583
Fukuda Denshi Co., Ltd.	12,700	311,619
Hitachi Medical Corp.	102,000	699,241
JMS Co., Ltd.	20,000	47,025
N.I.C. Corp.	50,400	240,893
Nissui Pharmaceutical Co., Ltd.	3,700	23,060
Tokiwa Yakuhin Co., Ltd.	11,000	47,263

		1,421,684
Household & Personal Products 0.1%
Kose Corp.	46,800	1,017,835
Insurance 0.3%
Aioi Insurance Co., Ltd.	505,000	2,830,114
Materials 3.8%
Arakawa Chemical Industriial Ltd.	17,500	205,225
Asahi Industries Co., Ltd.	205	256,382
Atomix Co., Ltd.	3,000	7,073
Chubu Steel Plate Co., Ltd.	112,300	1,016,389
See financial notes.
40  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Denki Kagaku Kogyo Kabushiki Kaisha	693,000	2,204,401
DIC Corp.	475,000	1,502,668
Hitachi Chemical Co., Ltd.	73,000	1,387,099
Kaneka Corp.	217,000	1,371,684
Kuraray Co., Ltd.	136,500	1,640,540
Kyoei Steel Ltd.	97,800	2,658,027
Mitsubishi Gas Chemical Co., Inc.	278,000	1,985,326
Mitsubishi Rayon Co., Ltd. (a)	401,000	1,294,486
Mitsui Mining & Smelting Co., Ltd.	428,000	1,358,403
Mory Industries, Inc.	120,000	404,186
N.E. Chemcat Corp.	41,000	749,612
Nichia Steel Works Ltd. (a)	126,000	472,349
Nihon Yamamura Glaaa Co., Ltd.	235,000	481,095
Nippon Chemical Industrial Co., Ltd.	28,000	66,815
Nippon Light Metal Co., Ltd.	1,334,000	2,027,410
Nippon Paper Group, Inc.	322	771,688
Nippon Shokubai Co., Ltd.	74,000	492,737
Nippon Soda Co., Ltd.	422,000	1,376,041
Nisshin Steel Co., Ltd. (a)	758,000	2,648,851
Nitto FC Co., Ltd.	4,000	17,392
Osaka Steel Co., Ltd.	127,400	1,652,849
Sakai Chemical Industry Co., Ltd.	369,000	1,320,212
Sumitomo Seika Chemicals Co., Ltd.	174,000	813,711
Toagosei Co., Ltd.	573,000	2,368,475
Tokuyama Corp.	217,000	1,593,621
Tokyo Ohka Kogyo Co., Ltd.	28,700	633,982
Tokyo Tekko Co., Ltd. (a)	174,000	722,992
Topy Industries Ltd. (a)	753,000	2,141,384
Tosoh Corp. (a)	674,000	2,342,179
Toyo Ink Mfg. Co., Ltd.	321,000	1,115,688
Toyo Kohan Co., Ltd.	16,000	83,913
Toyo Seikan Kaisha Ltd.	12,000	229,729
Yodogawa Steel Works Ltd.	460,000	2,247,803

		43,662,417
Media 0.1%
Chubu-Nippon Broadcasting Co., Ltd.	800	6,679
Daiichikosho Co., Ltd.	1,100	10,739
Hakuhodo Dy Holdings, Inc.	70	4,216
RKB Mainichi Broadcasting Corp.	37,000	265,545
Sky Perfect JSAT Corp. (a)	2,552	1,034,175

		1,321,354
Pharmaceuticals & Biotechnology 0.4%
Dainippon Sumitomo Pharma Co., Ltd. (a)	49,000	452,637
Mitsubishi Tanabe Pharma Corp.	4,000	46,589
Nippon Shinyaku Co., Ltd.	174,000	1,809,254
Seikagaku Corp.	39,400	447,057
Torii Pharmaceutical Co., Ltd.	91,600	1,299,996

		4,055,533
Real Estate 0.1%
Hosoda Corp.	57,000	219,638
Nisshin Fudosan Co., Ltd. (a)	68,700	448,921
Sankyo Frontier Co., Ltd.	64,000	181,060
Yuraku Real Estate Co., Ltd.	117,000	297,337

		1,146,956
Retailing 0.7%
Aoyama Trading Co., Ltd.	117,600	2,546,490
AT-Group Co., Ltd.	20,000	253,568
Belluna Co., Ltd. (a)	120,300	1,011,929
Daiwa Co., Ltd.	96,000	144,860
DCM Japan Holdings Co., Ltd. (a)	190,000	956,177
Fujitsu Business Systems Ltd. (a)	76,900	893,709
Haruyama Trading Co., Ltd. (a)	21,900	139,995
Hikari Furniture Co., Ltd.	1,000	5,232
Kato Sangyo Co., Ltd.	1,000	10,751
King Co., Ltd.	64,000	175,735
Kitamura Co Ltd	2,100	13,590
Ku Co., Ltd.	60,700	285,801
Mac House Co., Ltd.	8,400	57,802
Nafco Co., Ltd.	25,900	364,624
Nagahori Corp.	57,000	182,985
Sazaby League, Ltd.	30,800	566,816
Senshukai Co., Ltd. (a)	45,900	375,286
Shichie Co., Ltd.	24,000	162,609
The Daiei, Inc. (a)*	37,600	223,894

		8,371,853
Semiconductors & Semiconductor Equipment 0.1%
Mitsui High-tec, Inc. (a)	143,800	1,110,631
Shindengen Electric Manufacturing Co., Ltd.	250,000	495,864

		1,606,495
Software & Services 0.3%
Acca Networks Co., Ltd.	42	58,146
Aeria, Inc.	12	16,902
Atlus Co., Ltd. *	4,100	24,709
Computer Engineering & Consulting Ltd.	1,000	9,006
Hitachi Information System Ltd.	3,500	75,652
Hitachi System & Services Ltd.	60,000	1,323,222
Japan Process Development Co., Ltd.	16,700	133,328
NEC Fielding Ltd.	102,900	1,248,472

		2,889,437
Technology Hardware & Equipment 1.1%
Dainippon Screen Mfg. Co., Ltd. (a)	9,000	38,070
Daishinku Corp.	67,000	280,658
Eizo Nanao Corp. (a)	7,600	147,967
Fujitsu Frontech Ltd.	200	1,477
Furuno Electric Co., Ltd.	42,200	415,035
Hakuto Co., Ltd.	64,300	589,523
Hitachi Maxell Ltd.	171,000	1,778,319
Japan Aviation Electronics Industry Ltd.	81,000	596,471
Japan Digital Laboratory Co., Ltd.	119,000	1,661,399
See financial notes.
Laudus International Equity Funds   41

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Katsuragawa Electric Co., Ltd.	3,000	17,816
Kitagawa Industries Co., Ltd.	9,700	144,144
Macnica, Inc.	16,200	181,563
Nichicon Corp. (a)	200,000	1,576,100
Riso Kagaku Corp.	51,600	633,672
Roland DG Corp.	12,800	315,754
Ryoden Trading Co., Ltd.	40,000	252,884
Ryoyo Electro Corp.	85,400	840,018
Tachibana Eletech Co., Ltd.	1,100	9,249
Teikoku Tsushin Kogyo Co., Ltd.	3,000	9,139
Toshiba Tec Corp.	92,000	564,649
Tsuzuki Densan Co., Ltd.	35,700	128,556
Yokogawa Electric Corp.	167,300	1,699,540

		11,882,003
Telecommunication Services 0.0%
Okinawa Cellular Telephone Co.	17	32,607
Transportation 0.6%
Alps Logistics Co., Ltd.	5,700	58,780
Fukuyama Transporting Co., Ltd. (a)	175,000	645,422
i-Logistics Corp.	2,000	4,838
Isewan Terminal Service Co., Ltd.	99,000	612,867
Kamigumi Co., Ltd.	138,000	1,103,004
Kawasaki Kinkai Kisen Kaisha Ltd.	5,000	18,262
Keisei Electric Railway Co., Ltd.	362,000	1,957,379
Meiko Trans Co., Ltd.	25,000	282,165
Seino Holdings Co., Ltd. (a)	237,000	1,550,372
Yusen Air & Sea Service Co., Ltd. (a)	3,300	44,905

		6,277,994
Utilities 0.0%
Hokuriku Gas Co., Ltd.	2,000	6,071
Keiyo Gas Co., Ltd.	49,000	258,412
Otaki Gas Co., Ltd.	16,000	111,982
The Okinawa Electric Power Co., Inc.	400	15,783

		392,248

		181,489,630
Liechtenstein 0.1%

Diversified Financials 0.1%
Verwaltungs-und Privat-Bank AG	2,707	597,987
Luxembourg 0.1%

Household & Personal Products 0.1%
Oriflame Cosmetics S.A. (a)	9,241	614,313
Transportation 0.0%
Stolt-Nielsen S.A. (a)	9,147	191,299

		805,612
Malaysia 0.0%

Real Estate 0.0%
Rekapacific Berhad (b)(c)(d)	24,000	—
Netherlands 3.1%

Capital Goods 0.8%
Draka Holdings N.V.	3,500	112,994
Koninklijke BAM Groep N.V.	372,676	8,819,791

		8,932,785
Commercial Services & Supplies 0.2%
USG People N.V. (a)	94,734	2,247,054
Consumer Durables & Apparel 0.5%
TomTom N.V. (a)*	130,500	5,396,421
Diversified Financials 0.1%
Van der Moolen Holding N.V. (a)*	86,141	363,501
Food, Beverage & Tobacco 0.1%
CSM (a)	36,440	1,244,453
Materials 1.4%
Crown Van Gelder N.V. CVA	6,100	141,973
Koninklijke DSM N.V. (a)	333,748	16,093,512

		16,235,485
Media 0.0%
DOCdata N.V.	26,000	268,843
Semiconductors & Semiconductor Equipment 0.0%
BE Semiconductor Industries N.V. (a)*	70,783	355,868
Software & Services 0.0%
ICT Automatisering N.V.	14,362	199,004

		35,243,414
New Zealand 0.3%

Consumer Services 0.1%
Millennium & Capthorne Hotels New Zealand Ltd.	1,147,522	654,732
Energy 0.0%
New Zealand Oil & Gas Ltd. *	11,942	12,699
The New Zealand Refining Co., Ltd.	15,972	87,413

		100,112
Retailing 0.0%
Hallenstein Glasson Holdings Ltd.	52,084	153,389
The Warehouse Group Ltd.	16,100	74,163

		227,552
Transportation 0.2%
Air New Zealand Ltd. (a)	1,616,305	1,639,234
Tourism Holdings Ltd.	217,789	300,232

		1,939,466
Utilities 0.0%
Vector Ltd.	44,700	60,492

		2,982,354
Norway 0.3%

Capital Goods 0.3%
Aker Yards A/S (a)*	278,280	3,700,954
See financial notes.
42  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Transportation 0.0%
Fosen Trafikklag A.S.A.	187	25,338

		3,726,292
Papua New Guinea 0.0%

Energy 0.0%
Oil Search Ltd.	86,500	382,328
Portugal 0.8%

Capital Goods 0.3%
Grupo Soares da Costa, SGPS S.A. *	647,330	1,606,991
Teixeira Duarte – Engenharia e Construcoes S.A.	513,134	1,223,115

		2,830,106
Consumer Services 0.0%
Ibersol SGPS S.A.	24,228	245,123
Materials 0.5%
Corticeira Amorim S.A.	3,256	8,276
Semapa – Sociedade de Investimento e Gestao, SGPS, S.A.	249,825	3,200,498
Sonae Industria-SGPS S.A. *	330,000	2,293,131

		5,501,905
Software & Services 0.0%
Novabase SGPS S.A. *	25,210	125,936
Reditus-SGPS S.A. *	15,393	205,853

		331,789

		8,908,923
Republic of Korea 3.5%

Automobiles & Components 0.0%
Dong-Il Corp.	3,446	264,448
Motonic Corp.	420	35,581

		300,029
Banks 0.1%
Cheju Bank Ltd. *	4,240	33,666
Jinheung Mutual Savings Bank Co., Ltd.	148,070	798,082
Korea Mutual Savings Bank	1,780	41,938

		873,686
Capital Goods 0.9%
Daesang Holdings Co., Ltd.	5,000	22,281
Doosan Corp. *	19,770	3,835,059
Hanil Construction Industry Co.	39,483	533,729
Hanshin Construction Co., Ltd.	5,850	147,340
KCC Engineering & Construction Co., Ltd.	23,792	1,270,576
Kyeryong Construction Industrial Co., Ltd.	39,750	1,359,326
Sambu Construction Co., Ltd.	26,711	1,221,153
Samho International Co., Ltd.	45,330	637,342
Samwhan Corp.	34,370	745,821
Shinsegae Engineering & Construction Co., Ltd.	7,650	238,706

		10,011,333
Consumer Durables & Apparel 0.3%
Cheil Industries, Inc.	53,910	2,627,683
Shinwon Corp.	14,810	299,263
Youngone Corp.	114,450	935,468

		3,862,414
Diversified Financials 0.0%
Shinyoung Securities Co., Ltd. *	7,370	380,900
Energy 0.1%
GS Holdings Corp.	3,440	134,351
SK Gas Co., Ltd.	15,656	1,083,052

		1,217,403
Food, Beverage & Tobacco 0.2%
Dongwon F&B Co., Ltd.	8,173	300,526
Muhak Co., Ltd.	177	872
Namyang Dairy Products Co., Ltd.	1,804	1,415,366
Nong Shim Holdings Co., Ltd.	790	57,925
Samyang Corp.	1,201	52,802
Samyang Genex Co., Ltd.	8,040	450,800
TS Corp.	7,400	466,354

		2,744,645
Household & Personal Products 0.1%
Pacific Corp.	9,690	1,177,963
Materials 0.8%
Asia Cement Co., Ltd.	19,010	1,119,082
Hanwha Chemical Corp.	59,740	1,014,719
Hanwha Corp.	20,172	1,068,896
Honam Petrochemical Corp.	4,780	391,094
Hyosung Corp.	18,270	1,240,967
Hyundai Cement Co., Ltd.	4,443	163,750
Korea Iron & Steel Co., Ltd.	17,020	1,262,792
Korea Petrochemical Industrial Co., Ltd.	13,010	491,507
Korea Zinc Co., Ltd.	16,510	2,004,393
Taekwang Industrial Co., Ltd.	106	96,269

		8,853,469
Pharmaceuticals & Biotechnology 0.3%
Choongwae Holdings Co., Ltd. *	3,739	47,223
Daewoong Co., Ltd. *	40,310	1,613,130
Green Cross Holdings Corp.	584	53,072
Il Dong Pharmaceutical Co., Ltd. *	31,993	1,347,108
Jeil Pharmaceutical Co.	1,250	13,821
Samil Pharmaceutical Co., Ltd.	16,060	183,325
Shin Poong Pharmaceutical Co., Ltd.	1,860	36,370

		3,294,049
Retailing 0.2%
GS Home Shopping, Inc.	15,100	963,737
Taegu Department Store Co., Ltd. *	54,180	788,162

		1,751,899
Software & Services 0.1%
Daou Technology, Inc.	115,270	994,859
See financial notes.
Laudus International Equity Funds   43

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Technology Hardware & Equipment 0.2%
People & Telecommunication	24,708	210,898
SFA Engineering Corp.	29,719	1,968,792

		2,179,690
Telecommunication Services 0.0%
LG Telecom Ltd.	52,220	412,904
Utilities 0.2%
KyungDong City Gas Co., Ltd.	410	23,572
Samchully Co., Ltd.	7,900	1,254,227
Seoul City Gas Co., Ltd.	8,359	717,917
YESCO Co., Ltd.	7,350	269,281

		2,264,997

		40,320,240
Singapore 1.1%

Capital Goods 0.1%
Haw Par Corp., Ltd.	319,000	1,605,073
The Straits Trading Co., Ltd.	7,000	34,124
XP Power Ltd.	30,792	138,302

		1,777,499
Consumer Services 0.1%
Hotel Grand Central Ltd.	3,000	2,082
Hotel Plaza Ltd.	746,000	1,026,606
Overseas Union Enterprise Ltd.	6,000	52,570

		1,081,258
Diversified Financials 0.4%
G.K. Goh Holdings Ltd.	509,083	370,680
K1 Ventures Ltd.	3,930,000	557,903
Kim Eng Holdings Ltd. (a)	1,121,513	1,670,947
UOB-Kay Hian Holdings Ltd.	1,505,850	2,155,294

		4,754,824
Energy 0.1%
Singapore Petroleum Co., Ltd.	123,000	608,439
Food, Beverage & Tobacco 0.0%
Cerebos Pacific Ltd.	32,000	88,281
QAF Ltd.	54,000	15,927

		104,208
Real Estate 0.0%
Ho Bee Investment Ltd.	571,000	387,070
MCL Land Ltd.	24,000	32,345

		419,415
Retailing 0.2%
Jardine Cycle & Carriage Ltd. (a)	58,000	830,342
Metro Holdings Ltd.	2,098,000	1,073,939

		1,904,281
Software & Services 0.0%
Singapore Computer Systems Ltd.	21,000	12,688
Technology Hardware & Equipment 0.0%
Elec & Eltek International Co., Ltd.	37,000	64,128
Transportation 0.2%
Neptune Orient Lines Ltd. (a)	868,000	2,071,236

		12,797,976
Spain 3.1%

Capital Goods 1.0%
Construcciones y Auxiliar de Ferrocarriles S.A.	9,692	4,291,030
Obrascon Huarte Lain S.A. (a)	193,226	7,168,126

		11,459,156
Commercial Services & Supplies 0.1%
Befesa Medio Ambiente S.A. (a)*	29,309	976,520
Consumer Durables & Apparel 0.0%
Tavex Algodonera S.A. *	94,146	230,726
Food, Beverage & Tobacco 0.1%
Pescanova S.A.	17,100	846,012
Materials 0.6%
Cementos Portland Valderrivas S.A. (a)	71,515	6,947,178
Transportation 0.5%
Iberia Lineas Aereas de Espana S.A.	1,214,051	5,286,649
Utilities 0.8%
Union Fenosa S.A. (a)	140,009	9,412,106

		35,158,347
Sweden 1.5%

Capital Goods 0.3%
AddTech AB, B Shares	19,445	418,893
OEM International AB, B Shares	17,531	122,598
Trelleborg AB, B Shares (a)	133,524	2,665,615

		3,207,106
Commercial Services & Supplies 0.0%
Cision AB (a)*	14,464	40,172
Diversified Financials 0.0%
AB Traction, B Shares	10,017	107,773
Geveko AB – B Shares	44	696
Havsfrun Investment AB	2,029	10,523

		118,992
Energy 0.3%
PA Resources AB *	385,845	3,170,325
Materials 0.0%
ProfilGruppen AB, B Shares	3,615	46,254
Pharmaceuticals & Biotechnology 0.0%
Biotage AB *	17,650	26,744
Software & Services 0.0%
Addnode AB	34,730	153,103
IBS AB, B Shares *	4,816	11,689
ProAct IT Group AB	5,000	30,548
Sigma AB, B Shares	226,000	274,097

		469,437
See financial notes.
44  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Technology Hardware & Equipment 0.0%
PartnerTech AB	192	1,224
Telecommunication Services 0.9%
Tele2 AB, Class B	510,000	9,647,536
Transportation 0.0%
Rederi AB Transatlantic	65,778	486,002

		17,213,792
Switzerland 10.4%

Automobiles & Components 0.3%
Rieter Holding AG – Reg’d	10,153	3,887,324
Banks 0.2%
Banque Cantonale de Geneve	8,832	2,161,567
Graubunder Kantonalbank	672	680,140

		2,841,707
Capital Goods 2.3%
Bobst Group AG – Reg’d	60,400	4,689,873
Bucher Industries AG – Reg’d	27,848	7,561,097
Carlo Gavazzi Holding AG	1,170	224,115
Conzzeta Holding AG	1,075	2,655,297
Daetwyler Holding AG	44,500	3,473,378
Feintool International Holding AG – Reg’d	1,932	645,839
Georg Fischer AG – Reg’d *	10,590	5,233,154
Harwanne Compagnie de participations industielles et financieres S.A. (a)	1,710	507,094
Tornos S.A. – Reg’d *	51,473	832,346
WMH Walter Meier AG, Class A – Reg’d	4,831	929,980

		26,752,173
Commercial Services & Supplies 1.2%
Adecco S.A. – Reg’d (a)	228,071	13,174,793
Consumer Durables & Apparel 0.3%
Forbo Holding AG – Reg’d *	7,335	3,887,135
Consumer Services 0.6%
Kuoni Reisen Holding AG – Reg’d	11,100	6,171,327
MCH Messe Schweiz Holding AG – Reg’d	270	191,362

		6,362,689
Diversified Financials 0.1%
Valartis Group AG	11,876	669,935
Food, Beverage & Tobacco 0.2%
Eichhof Holding AG – Reg’d	193	377,706
Emmi AG – Reg’d	13,172	1,903,416

		2,281,122
Insurance 2.9%
Baloise Holding AG – Reg’d	149,200	14,835,651
Schweizerische Naional-Versicherungs-Gesellschaft – Reg’d	3,206	2,634,130
Swiss Life Holding – Reg’d *	54,055	15,033,744

		32,503,525
Materials 1.2%
Ciba Holding AG (a)	133,899	4,883,093
Clariant AG – Reg’d *	518,000	4,416,300
CPH Chemie & Papier Holding AG – Reg’d	102	232,447
Industrieholding Cham AG – Reg’d *	2,117	720,350
Siegfried Holding AG – Reg’d	9,738	1,485,295
Swissmetal, UMS Schweizerische Metallwerke Holding AG *	18,631	394,341
Vetropack Holding AG	546	1,238,344

		13,370,170
Real Estate 0.1%
LO Holding Lausanne-Ouchy S.A.	77	92,266
Pax-Anlage AG – Reg’d	60	49,658
Zueblin Immobilien Holding AG – Reg’d *	71,646	728,578

		870,502
Retailing 0.0%
Metraux Services Holding AG – Reg’d	1,633	282,321
Technology Hardware & Equipment 0.3%
Also Holding – Reg’d	15,459	901,295
Inficon Holding AG – Reg’d	8,287	1,322,784
Phoenix Mecano AG	3,672	1,845,189

		4,069,268
Transportation 0.1%
The Jungfraubahn Holding AG – Reg’d	21,324	1,139,098
Utilities 0.6%
Elektrizitaets-Gesellschaft Laufenburg AG	2,680	3,502,809
Energiedienst Holding AG – Reg’d *	4,956	3,197,797

		6,700,606

		118,792,368
United Kingdom 12.5%

Automobiles & Components 0.0%
Avon Rubber plc	126,000	230,558
Capital Goods 2.6%
AMEC plc	73,227	1,051,762
Carr’s Milling Industries plc	27,358	282,776
Castings plc	97,863	553,063
Chemring Group plc	128,723	6,285,598
Cookson Group plc	213,545	2,817,459
Hampson Industries plc	28,899	68,794
IMI plc	972,000	8,760,431
J. Smart & Co. (Contractors) plc	17,591	192,016
Keller Group plc	169,787	2,273,839
Molins plc	5,909	14,571
MS International plc	19,986	65,518
Qinetiq plc	1,598,309	6,126,844
See financial notes.
Laudus International Equity Funds   45

Laudus Rosenberg International Small Capitalization Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($)
Renold plc *	5,392	8,449
Trifast plc	275,125	313,972
UMECO plc	19,236	200,394
Waterman Group plc	81,607	230,117

		29,245,603
Commercial Services & Supplies 0.8%
Carter & Carter Group plc (b)(c)(d)	173,983	142,434
Communisis plc	397,462	500,385
Harvey Nash Group plc	189,717	141,263
Management Consulting Group plc	517,552	379,661
Office2office plc	158,525	475,071
OPD Group plc	16,101	56,367
Tribal Group plc	169,542	448,728
WS Atkins plc	315,417	6,585,445

		8,729,354
Consumer Durables & Apparel 0.1%
Pace Micro Technology plc (b)(d)*	350,566	634,873
Consumer Services 0.0%
Sportech plc *	177,613	266,091
Energy 2.1%
Anglo Pacific Group plc	18,001	56,067
Dana Petroleum plc *	171,997	4,303,091
John Wood Group plc	1,010,197	8,119,374
Petrofac Ltd.	656,784	7,325,386
Premier Oil plc *	164,836	4,542,042

		24,345,960
Food, Beverage & Tobacco 0.2%
Britvic plc	284,902	1,801,118
Household & Personal Products 0.1%
McBride plc	311,749	652,475
PZ Cussons plc	294,070	1,080,197

		1,732,672
Insurance 0.8%
Old Mutual plc	4,101,000	9,000,148
Materials 1.8%
Antofagasta plc	3,829	53,310
Carclo plc	136,704	224,819
Croda International plc	47,627	626,158
Delta plc	131,334	244,861
DS Smith plc	366,234	1,139,150
Elementis plc	372,704	490,251
Hochschild Mining plc	63,053	549,069
Johnson Matthey plc	150,000	5,974,698
Randgold Resources Ltd.	205,286	9,601,700
Vedanta Resources plc	26,565	1,107,042
Yule Catto & Co. plc	56,015	174,034

		20,185,092
Media 0.0%
Chime Communications plc	98,233	56,463
Creston plc	155,944	179,289
MICE Group plc (b)(d)*	648,992	19,321
Next Fifteen Communications plc	156,902	179,386

		434,459
Retailing 0.1%
John David Group plc	106,888	709,319
Land of Leather Holdings plc	252,000	270,018
Moss Bros Group plc	15,415	14,307

		993,644
Software & Services 0.6%
Computacenter plc	436,666	1,487,353
Dimension Data Holdings plc (a)	3,306,056	3,185,084
Intec Telecom Systems plc *	1,008,849	851,827
Kewill Systems plc	98,961	161,739
LogicaCMG plc	151,368	318,182
Microgen plc	230,560	217,656
Morse plc	425,406	531,898
nCipher plc *	76,000	193,140

		6,946,879
Technology Hardware & Equipment 0.6%
Acal plc	82,250	266,868
E2V Technologies plc	307,330	1,081,237
Filtronic plc *	93,535	320,326
Oxford Instruments plc	69,597	255,738
Psion plc	37,934	75,189
Spectris plc	224,534	3,318,847
TT electronics plc	480,007	925,839
Vislink plc	263,135	147,801

		6,391,845
Telecommunication Services 0.0%
Vanco plc (a)*	119,897	166,396
Transportation 0.8%
Accident Exchange Group plc	65,052	45,208
Arriva plc	48,679	663,040
Braemar Shipping Services plc	64,440	564,836
Clarkson plc	14,765	225,855
FirstGroup plc	665,483	7,449,094

		8,948,033
Utilities 1.9%
British Energy Group plc	1,714,441	22,214,690

		142,267,415

Total Common Stock (Cost $1,043,840,883)		1,088,713,385

Preferred Stock 0.3% of net assets

Austria 0.0%

MIBA AG	700	135,930
Canada 0.0%

FirstService Corp. *	15,595	292,406
See financial notes.
46  Laudus International Equity Funds

Laudus Rosenberg International Small Capitalization Fund

	Number of	Value
Security	Shares	($)
Germany 0.3%

Draegerwerk AG	11,938	702,639
Hans Einhell AG	4,600	227,194
Jungheinrich AG	47,379	1,720,677
Sanacorp Pharmaholding AG	884	35,239
Sto AG	4,603	344,198
Villeroy & Boch AG (a)	5,115	71,951

		3,101,898

Total Preferred Stock (Cost $3,369,493)		3,530,234

Rights 0.0% of net assets

Belgium 0.0%

Carrieres Unies Porphyre (b)(d)*	11	—

Total Rights (Cost $—)		—

Warrants 0.0% of net assets
Bermuda 0.0%

Champion Technology Holdings Ltd. (b)(d)*	889,944	—

Total Warrants (Cost $ — )		—

	Number of	Value
Security	Shares	($)
Short-Term Investment 1.4% of net assets
Repurchase Agreement 1.4%

Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $15,581,866 (fully collateralized by Federal Home Loan Mortgage Corp. with a value of $15,892,722.)	15,581,000	15,581,000

Total Short-Term Investment (Cost $15,581,000)		15,581,000

End of Investments.

	Number of	Value
Security	Shares	($)
Collateral Invested for Securities on Loan 7.0% of net assets

State Street Navigator Security Lending Prime Portfolio	79,431,797	79,431,797

End of collateral invested for securities on loan.
At 03/31/08, the tax basis cost of the fund’s investments was $1,070,824,804 and the unrealized appreciation and depreciation were $172,075,616 and ($135,075,801), respectively, with a net unrealized appreciation of $36,999,815.
At 03/31/08, the prices of certain foreign securities held by the fund aggregating $997,626,259 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by Management.
(c)	Bankrupt security/delisted.
(d)	Illiquid security. At the period end, the value of these amounted to $796,628 or .0.1% of net assets.

		Amount
		of		Amount of	Unrealized
	Currency	Currency	Currency	Currency to	Gains/
Expiration	to be	to be	to be	be	Losses
Date	Received	Received	Delivered	Delivered	($)
Forward Foreign Currency Contract
04/03/2008	USD	3,567,561	JPY	355,546,000	7,346

Net unrealized gains on Forward Foreign Currency Contracts					7,346

See financial notes.
Laudus International Equity Funds   47

Financial Statements
Statement of Assets and Liabilities as of 3/31/08

			Laudus Rosenberg
			International
	Laudus Rosenberg	Laudus Rosenberg	Small
	International	International	Capitalization
	Equity Fund	Discovery Fund	Fund

Assets:
Total investments, at cost	$109,090,630	$268,987,513	$1,062,791,376

Investments, at value[1]	$115,186,869	$256,412,192	$1,092,243,619
Repurchase agreements, at amortized cost	597,000	6,290,000	15,581,000

Total Investments	115,783,869	262,702,192	1,107,824,619

Collateral invested for securities on loan	—	—	79,431,797
Cash	561	894	5,966
Foreign currency, at value[2]	564,073	1,796,085	9,254,942
Unrealized gain on foreign currency contracts	—	—	7,346
Dividends and interest receivable	427,668	1,012,752	4,376,888
Receivable for fund shares sold	104,636	1,054,769	759,755
Receivable for investments sold	1,825,805	4,015,996	19,204,183
Reclaims receivable	24,914	25,361	300,854
Prepaid expenses	1,445	175	11,435

Total Assets	118,732,971	270,608,224	1,221,177,785

Liabilities:
Payable for fund shares repurchased	102,762	292,284	1,966,122
Payable for investments purchased	1,272,623	8,575,119	2,475,224
Collateral held for securities on loan	—	—	79,431,797
Accrued expenses and other liabilities:
Trustees’ retirement plan	3,078	82	68,113
Manager fees	7,893	4,498	89,731
Transfer agent fees	3,605	53,884	43,469
Distribution and shareholder service fees	3,581	18,047	309,338
Administration and fund accounting fee	9,476	11,799	19,788
Other accrued expenses	58,728	79,318	361,854

Total Liabilities	1,461,746	9,035,031	84,765,436

Net Assets	$117,271,225	$261,573,193	$1,136,412,349

Net Assets Consist of:
Capital	$112,301,552	$276,076,903	$1,174,055,651
Undistributed net investment income/Distributions in excess of net investment income	75,602	358,822	(4,769,775)
Accumulated net realized gains/(losses) on investments	(1,802,731)	(8,590,658)	(77,902,302)
Net unrealized appreciation/depreciation on investments	6,696,802	(6,271,874)	45,028,775

Net Assets	$117,271,225	$261,573,193	$1,136,412,349

Institutional Shares:
Net Assets	$97,701,295	$139,642,717	$612,703,443
Shares Outstanding	8,427,447	12,191,249	36,104,047
Net Asset Value, Offering Price and Redemption Price per Share	$11.59	$11.45	$16.97

Investor Shares:
Net Assets	$19,569,930	$121,930,476	$523,708,906
Shares Outstanding	1,687,031	10,670,699	31,291,404
Net Asset Value, Offering Price and Redemption Price per Share	$11.60	$11.43	$16.74

[1]	Includes securities on loan for Laudus Rosenberg International Small Capitalization Fund of $75,372,794.

[2]	Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund was $562,936, $1,796,023, and $9,265,792, respectively.
See the accompanying notes to the financial statements.
48  Laudus International Equity Funds

Financial Statements
Statement of Operations for the year ended 3/31/08

			Laudus Rosenberg
			International
	Laudus Rosenberg	Laudus Rosenberg	Small
	International	International	Capitalization
	Equity Fund	Discovery Fund	Fund

Investment Income:
Dividends[1]	$3,891,455	$4,159,004	$52,075,484
Interest	51,868	275,330	698,062
Securities lending	—	—	2,144,300

Total investment income	3,943,323	4,434,334	54,917,846

Expenses:
Manager fees	1,139,805	1,756,110	17,806,108
Distribution and shareholder service fees (Investor Shares)	96,769	278,187	1,996,369
Professional fees	48,737	37,334	101,846
Custodian fees	122,150	327,795	1,127,635
Overdraft charges	7,218	4,902	197,310
Fund accounting fees and administration fees	86,480	101,411	180,968
Registration and filing fees	21,090	28,816	38,022
Sub-accounting fees (Investor Shares)	50,015	109,536	931,957
Shareholder report fee	12,052	27,012	160,792
Transfer agent fees	23,069	207,272	280,493
Trustees’ fees	10,224	11,190	43,487
Recouped by manager	182,083	—	—
Other expenses	7,852	15,219	112,450

Total expenses before custody credits and waivers/reimbursements	1,807,544	2,904,784	22,977,437
Less custody credits	(161)	(2,243)	(2,778)
Less expenses waived/reimbursed by the Manager[2]	(16,061)	(196,269)	—

Net expenses	1,791,322	2,706,272	22,974,659

Net investment income/(loss)	2,152,001	1,728,062	31,943,187

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on securities and foreign currency transactions	3,091,259	(2,339,694)	54,346,298
Change in unrealized appreciation/(depreciation) on investments	(12,929,808)	(14,507,335)	(298,240,524)

Net realized and unrealized gains/(losses) on investments	(9,838,549)	(16,847,029)	(243,894,226)

Change in Net Assets Resulting from Operations	$(7,686,548)	$(15,118,967)	$(211,951,039)

[1]	Net of foreign withholding tax for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg International Small Capitalization Fund, was $372,348, $392,028, and $5,269,156 respectively.

[2]	Includes reimbursement of sub-accounting fees on Investor Shares.
See the accompanying notes to the financial statements.
Laudus International Equity Funds   49

Financial Statements
Statement of Changes in Net Assets

	Laudus Rosenberg		Laudus Rosenberg		Laudus Rosenberg
	International		International		International
	Equity Fund		Discovery Fund		Small Capitalization Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2008	2007*	2008	2007

Operations:
Net investment income/(loss)	$2,152,001	$1,147,989	$1,728,062	$392,230	$31,943,187	$16,791,687
Net realized gains/(losses) from investments	3,091,259	6,877,363	(2,339,694)	2,870,405	54,346,298	208,560,905
Change in unrealized appreciation/(depreciation) from investments	(12,929,808)	11,549,757	(14,507,335)	8,235,461	(298,240,524)	82,283,173

Change in net assets resulting from operations	(7,686,548)	19,575,109	(15,118,967)	11,498,096	(211,951,039)	307,635,765

Distributions to Shareholders from:
Net investment income
Institutional Shares	(2,381,553)	(627,740)	(720,949)	(109,953)	(34,839,457)	(14,345,867)
Investor Shares	(361,620)	(408,740)	(1,224,195)	(233,195)	(21,597,431)	(10,736,773)

	(2,743,173)	(1,036,480)	(1,945,144)	(343,148)	(56,436,888)	(25,082,640)

Net realized gains on investments
Institutional Shares	(7,587,962)	(1,295,067)	(2,753,798)	(30,335)	(131,923,248)	(79,486,024)
Investor Shares	(1,666,605)	(1,092,235)	(5,727,789)	(82,625)	(94,400,404)	(74,164,191)

	(9,254,567)	(2,387,302)	(8,481,587)	(112,960)	(226,323,652)	(153,650,215)

Change in net assets resulting from distributions	(11,997,740)	(3,423,782)	(10,426,731)	(456,108)	(282,760,540)	(178,732,855)

Capital Transactions:
Proceeds from shares issued
Institutional Shares	55,041,800	48,370,879	145,518,579	18,758,287	300,629,366	430,184,421
Investor Shares	6,229,865	48,191,782	144,113,465	53,586,133	92,413,634	215,540,881

	61,271,665	96,562,661	289,632,044	72,344,420	393,043,000	645,725,302

Distributions reinvested
Institutional Shares	5,789,629	746,719	2,373,494	118,690	144,495,987	77,822,309
Investor Shares	1,834,295	1,436,598	6,361,968	281,821	97,508,406	72,673,365

	7,623,924	2,183,317	8,735,462	400,511	242,004,393	150,495,674

Value of shares redeemed
Institutional Shares	(16,666,965)	(11,984,261)	(17,223,557)	(2,722,783)	(585,177,294)	(226,039,438)
Investor Shares	(45,082,165)	(13,615,518)	(64,769,656)	(10,319,538)	(349,737,839)	(270,496,667)

	(61,749,130)	(25,599,779)	(81,993,213)	(13,042,321)	(934,915,133)	(496,536,105)

Change in net assets from capital transactions	7,146,459	73,146,199	216,374,293	59,702,610	(299,867,740)	299,684,871

Change in net assets	(12,537,829)	89,297,526	190,828,595	70,744,598	(794,579,319)	428,587,781
Net Assets:
Beginning of period	129,809,054	40,511,528	70,744,598	—	1,930,991,668	1,502,403,887

End of period	$117,271,225	$129,809,054	$261,573,193	$70,744,598	$1,136,412,349	$1,930,991,668

Undistributed net investment income/Distributions in excess of net investment income	$75,602	$327,367	$358,822	$245,660	$(4,769,775)	$9,402,286

*	For the period May 31, 2006 (commencement of operations) through March 31, 2007.
See the accompanying notes to the financial statements.
50  Laudus International Equity Funds

Financial Statements—Statement of Changes in Net Assets continued

	Laudus Rosenberg		Laudus Rosenberg		Laudus Rosenberg
	International		International		International
	Equity Fund		Discovery Fund		Small Capitalization Fund

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2008	2007*	2008	2007

Shares sold:
Institutional	4,161,569	4,057,376	11,862,466	1,838,230	13,114,742	20,193,658
Investor	449,393	3,942,327	11,324,623	5,240,229	3,984,585	10,203,670

	4,610,962	7,999,703	23,187,089	7,078,459	17,099,327	30,397,328

Issued upon reinvestment of distributions:
Institutional	474,171	57,930	203,036	10,560	8,381,438	3,719,996
Investor	149,983	111,624	545,156	25,073	5,729,048	3,514,186

	624,154	169,554	748,192	35,633	14,110,486	7,234,182

Shares redeemed:
Institutional	(1,244,671)	(917,509)	(1,465,877)	(257,166)	(31,657,552)	(10,934,748)
Investor	(3,447,172)	(1,117,813)	(5,484,170)	(980,212)	(17,838,760)	(13,086,640)

	(4,691,843)	(2,035,322)	(6,950,047)	(1,237,378)	(49,496,312)	(24,021,388)

Change in shares:
Institutional	3,391,069	3,197,797	10,599,625	1,591,624	(10,161,372)	12,978,906
Investor	(2,847,796)	2,936,138	6,385,609	4,285,090	(8,125,127)	631,216

	543,273	6,133,935	16,985,234	5,876,714	(18,286,499)	13,610,122

See the accompanying notes to the financial statements.
Laudus International Equity Funds   51

Financial Statements
Financial Highlights as of 3/31/08

		Investment Activities				Less Dividends From

	Net Asset			Net Realized	Total		Net
	Value,	Net		and Unrealized	from	Net	Realized
	Beginning	Investment		Gains (Losses)	Investment	Investment	Gains on	Total
	of Period	Income/(Loss)		on Investments	Activities	Income	Investments	Dividends

Institutional Shares
International Equity Fund
For the year ended March 31, 2008	$13.58	$0.18		$(0.92)	$(0.74)	$(0.30)	$(0.95)	$(1.25)
For the year ended March 31, 2007	11.80	0.07		2.08	2.15	(0.12)	(0.25)	(0.37)
For the year ended March 31, 2006	9.63	0.14		2.15	2.29	(0.12)	—	(0.12)
For the year ended March 31, 2005	8.46	0.09	(5)	1.12	1.21	(0.04)	—	(0.04)
For the year ended March 31, 2004	5.56	0.08	(5)	2.90	2.98	(0.08)	—	(0.08)
International Discovery Fund
For the year ended March 31, 2008	12.05	0.14	(5)	(0.16)	(0.02)	(0.12)	(0.46)	(0.58)
May 31, 2006 to March 31, 2007 (1)	10.00	0.09	(5)	2.06	2.15	(0.08)	(0.02)	(0.10)
International Small Capitalization Fund
For the year ended March 31, 2008	22.67	0.34		(2.55)	(2.21)	(0.73)	(2.76)	(3.49)
For the year ended March 31, 2007	20.97	0.26		3.90	4.16	(0.38)	(2.08)	(2.46)
For the year ended March 31, 2006	16.89	0.13		4.95	5.08	(0.08)	(0.92)	(1.00)
For the year ended March 31, 2005	13.94	0.08	(5)	3.53	3.61	(0.04)	(0.62)	(0.66)
For the year ended March 31, 2004	7.92	0.07	(5)	6.04	6.11	(0.09)	—	(0.09)
Investor Shares
International Equity Fund
For the year ended March 31, 2008	13.54	0.55		(1.33)	(0.78)	(0.21)	(0.95)	(1.16)
For the year ended March 31, 2007	11.77	0.14		1.97	2.11	(0.09)	(0.25)	(0.34)
For the year ended March 31, 2006	9.61	0.10		2.14	2.24	(0.08)	—	(0.08)
For the year ended March 31, 2005	8.47	0.06	(5)	1.11	1.17	(0.03)	—	(0.03)
For the year ended March 31, 2004	5.57	0.03	(5)	2.93	2.96	(0.08)	—	(0.08)
International Discovery Fund
For the year ended March 31, 2008	12.04	0.11	(5)	(0.16)	(0.05)	(0.10)	(0.46)	(0.56)
May 31, 2006 to March 31, 2007 (1)	10.00	0.06	(5)	2.06	2.12	(0.06)	(0.02)	(0.08)
International Small Capitalization Fund
For the year ended March 31, 2008	22.38	0.36		(2.60)	(2.24)	(0.63)	(2.77)	(3.40)
For the year ended March 31, 2007	20.74	0.20		3.82	4.02	(0.30)	(2.08)	(2.38)
For the year ended March 31, 2006	16.73	0.08		4.89	4.97	(0.04)	(0.92)	(0.96)
For the year ended March 31, 2005	13.83	0.03	(5)	3.51	3.54	(0.02)	(0.62)	(0.64)
For the year ended March 31, 2004	7.87	0.03	(5)	6.01	6.04	(0.08)	—	(0.08)

(1)	From the commencement of operations.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Calculated based on the average shares outstanding during the period.
(6)	Amount less than $0.005.
See the accompanying notes to the financial statements.
52  Laudus International Equity Funds

Financial Statements—Financial Highlights continued

				Ratios/Supplemental Data

		Net Asset		Net Assets,	Net Investment
		Value,		End of	Income/(Loss) Net	Expenses	Expenses	Portfolio
Redemption		End of	Total	Period	of Waivers/	before Waivers/	Net of Waivers/	Turnover
Fees		Period	Return(2)	(000’s)	Reimbursements(3)	Reimbursements(3)	Reimbursements(3)	Rate(4)

$—	(6)	$11.59	(5.91)%	$97,701	1.46%	1.23%	1.22%	82.89%
—	(6)	13.58	18.37	68,398	1.09	1.34	1.34	64.19
—		11.80	23.86	21,688	1.34	1.96	1.34	59.40
—	(6)	9.63	14.36	16,094	0.96	2.69	1.34	52.06
0.01		8.46	53.81	9,914	1.12	4.32	1.35	107.02
—	(6)	11.45	(0.24)	139,643	1.14	1.54	1.35	146.60
—	(6)	12.05	21.90	19,173	1.06	1.64	1.34	105.81
—	(6)	16.97	(9.97)	612,703	1.87	1.09	1.09	104.58
—	(6)	22.67	20.82	1,048,829	1.21	1.10	1.10	91.82
—		20.97	30.90	698,064	0.85	1.25	1.25	101.86
—	(6)	16.89	26.52	270,646	0.50	1.55	1.49	59.70
—	(6)	13.94	77.37	70,382	0.65	1.94	1.47	102.50
—	(6)	11.60	(6.21)	19,570	1.97	1.69	1.61	82.89
—	(6)	13.54	18.08	61,411	1.17	1.71	1.64	64.19
—		11.77	23.41	18,824	1.02	2.33	1.72	59.40
—	(6)	9.61	13.79	12,491	0.65	2.96	1.72	52.06
0.02		8.47	53.61	2,881	0.45	4.46	1.59	107.02
—	(6)	11.43	(0.51)	121,930	0.89	1.81	1.65	146.60
—	(6)	12.04	21.62	51,572	0.75	2.03	1.64	105.81
—	(6)	16.74	(10.27)	523,709	1.55	1.45	1.45	104.58
—	(6)	22.38	20.35	882,163	0.87	1.47	1.47	91.82
—		20.74	30.48	804,340	0.42	1.60	1.60	101.86
—	(6)	16.73	26.16	355,766	0.20	1.88	1.83	59.70
—	(6)	13.83	76.91	82,780	0.28	2.18	1.75	102.50
See the accompanying notes to the financial statements.
Laudus International Equity Funds   53

Financial Statements
Notes to Financial Statements as of 3/31/08

1.	Organization.
Laudus Trust, (the “Trust”) was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios, as of March 31, 2008.
The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):
Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
    Fund,
Laudus Rosenberg U.S. Large Capitalization Value
    Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Discovery Fund,
Laudus Rosenberg International Small Capitalization
    Fund,
Laudus Rosenberg Long/ Short Equity Fund (formerly the
    Laudus Rosenberg Value Long/Short Equity Fund),
Laudus Mondrian Emerging Markets Fund
    (commenced operations on November 2, 2007),
Laudus Mondrian International Fixed Income Fund
    (commenced operations on November 2, 2007)
As of May 31, 2007, the Laudus Rosenberg International Small Capitalization Fund closed to all investors, except the Fund will continue to offer shares to certain qualified retirement plans and through reinvestment of dividends and capital gains.
Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Significant Accounting Policies.
The accounting policies adopted by the Funds are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.
Security Valuation
Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds’ Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price.
Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.
Other investment companies are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940 for a given day.
54  Laudus International Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
Security Transactions and Related Investment Income
Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income, less foreign taxes withheld, (if any) and dividend expenses on securities sold short are recorded on the ex-dividend date. Interest income is recorded as earned.
Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the financial statements from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Forward Foreign Currency Contracts
Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.
Foreign Securities
The Funds pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.
Real Estate Investment Trusts
Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.
The Funds’ repurchase agreements are currently fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the Funds’ Custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.
Securities Lending
Under the Securities Lending Program, securities held by the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Corporation, as agent, to certain brokers (the “Borrowers”). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.
The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loaned securities each day.
Laudus International Equity Funds   55

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
At March 31, 2008, the Fund had collateral and loans outstanding of:

		Value of
	Value of	Loaned
	Collateral	Securities

Laudus Rosenberg International Small Capitalization Fund	$79,431,797	$75,372,794
Expense, Investment Income and Gain/ Loss Allocation
Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized gains and losses are incurred.
Distributions
Distributions to shareholders are recorded on the ex-dividend date. Distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.
Federal Income Taxes
It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.
Custody Credit
Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.
New Accounting Standards
Financial Accounting Standards Board Interpretation (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of March 31, 2008, management has reviewed the tax positions for open tax years (March 31, 2004 through March 31, 2007), and determined that no provision for income tax is required in the Fund’s financial statements.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008 management does not believe the adoption of SFAS No. 157 will impact the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effects of certain of the measurements on changes in net assets for the period.
In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the Funds’ financial statement disclosures.

3.	Management, Administration, Fund Accounting, Distribution, Shareholder Service Agreements, and Trustee Expenses
The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.
56  Laudus International Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
Charles Schwab Investment Management, Inc. (“CSIM” or the “Manager”) is the investment adviser of the Funds and manages the Funds’ business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.
The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM — and not the Funds — pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.
The table below sets forth the advisory fee payable to CSIM by each Fund.

Agreement Rate*

Laudus Rosenberg International Equity Fund	1st $1 billion-0.85% $1 billion to $2 billion-0.80% Over $2 billion-0.775%
Laudus Rosenberg International Discovery Fund	1st $1billion-1.00% Over $1 billion-0.95%
Laudus Rosenberg International Small Capitalization Fund	1st $500 million-1.00% Over $500 million-0.95%

*	The advisory fee payable to CSIM varies based on fund assets.
The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2008, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.
CSIM has contractually agreed, until at least July 30, 2010, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Institutional	Investor
	Shares	Shares

Laudus Rosenberg International Equity Fund*	1.12%	1.40%
Laudus Rosenberg International Discovery Fund	1.35%	1.65%
Laudus Rosenberg International Small Capitalization Fund	1.49%	1.79%

*	Prior to January 1, 2008, the expense limitation for the Institutional shares and Investor shares were 1.34% and 1.64%, respectively.
Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2008, the balance of recoupable expenses is as follows:

	Expires	Expires
	3/31/09	3/31/10

Laudus Rosenberg International Equity Fund	$31,150	$—
Laudus Rosenberg International Discovery Fund	167,471	196,269
Laudus Rosenberg International Small Capitalization Fund	—	—
The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor — ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.
The Board of Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the
Laudus International Equity Funds   57

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
interested persons for their services as trustees, but did pay non-interested persons (Independent Trustees), as noted in each Fund’s Statement of Operations.
A Retirement Plan was instituted for certain Independent Trustees of the Trust. In September 2006, the Trustees voted to close the Retirement Plan to new participants as of June 26, 2006 and to discontinue making contributions to the Retirement Plan after the plan year ending March 31, 2007. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan and including a final one-half year credit for service during the plan year ending March 31, 2007. Beginning April 1, 2005, each Independent Trustee was permitted to make a one-time election to have the $10,000 attributable to service for the coming year and previously accrued benefits adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust. After the closure of the Retirement Plan, the previously accrued benefits that an Independent Trustee had elected to have adjusted by the performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.
4. Redemption Fee.
Certain Fund shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are net of the value of shares redeemed on the Statement of Changes in Net Assets. For the current and prior period, redemption fees assessed were as follows:

	Current	Prior
	Period	Period
	(4/1/07-	(4/1/06-
	3/31/08)	3/31/07)

Laudus Rosenberg International Equity Fund	$1,697	$20,146
Laudus Rosenberg International Discovery Fund	66,859	20,436
Laudus Rosenberg International Small Capitalization Fund	32,882	102,195

5.	Security Purchases and Sales.
For the period ended March 31, 2008, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg International Equity Fund	$109,430,483	$111,413,371
Laudus Rosenberg International Discovery Fund	456,907,616	252,448,463
Laudus Rosenberg International Small Capitalization Fund	1,883,956,112	2,419,367,082

6.	Borrowings from Banks
The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund has access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended March 31, 2008.
58  Laudus International Equity Funds

Financial Statements—Notes to Financial Statements as of 3/31/08 continued
7. Federal Income Taxes.
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions Paid

Laudus Rosenberg International Equity Fund	$6,985,862	$5,011,878	$11,997,740
Laudus Rosenberg International Discovery Fund	9,290,498	1,136,233	10,426,731
Laudus Rosenberg International Small Capitalization Fund	121,519,374	161,241,166	282,760,540
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions Paid

Laudus Rosenberg International Equity Fund	$1,036,481	$2,387,301	$3,423,782
Laudus Rosenberg International Discovery Fund	456,108	—	456,108
Laudus Rosenberg International Small Capitalization Fund	94,586,998	84,145,857	178,732,855
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended March 31, 2008, the Funds deferred to April 1, 2008 post October capital losses of:

Capital Losses

Laudus Rosenberg International Equity Fund	$1,443,588
Laudus Rosenberg International Discovery Fund	7,099,349
Laudus Rosenberg International Small Capitalization Fund	75,298,406
As of March 31, 2008, the components of distributable earnings/accumulated(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	Ordinary	Long-Term	Capital and	Appreciation/
	Income	Capital Gains	Other Losses	Depreciation

Laudus Rosenberg International Equity Fund	$336,608	$9,394	$(1,446,665)	$6,070,336
Laudus Rosenberg International Discovery Fund	771,470	—	(7,123,219)	(8,151,961)
Laudus Rosenberg International Small Capitalization Fund	736,530	—	(75,375,179)	36,995,347
The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and unrealized gains/(losses) on investments in passive foreign investment companies.
The permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of March 31, 2008, the Funds made the following reclassifications:

		Accumulated
	Accumulated	Net Realized
	Net Investment	Gains/(Losses)	Paid In
	Income/(Loss)	on Investments	Capital

Laudus Rosenberg International Equity Fund	$339,407	$(339,407)	$—
Laudus Rosenberg International Discovery Fund	330,244	(330,244)	—
Laudus Rosenberg International Small Capitalization Fund	10,321,640	(10,321,640)	—
Laudus International Equity Funds   59

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Laudus Trust
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg International Small Capitalization Fund (the “Funds”) at March 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
May 14, 2008
60  Laudus International Equity Funds

Other Tax Information (unaudited)
The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2008.

Foreign Tax
Credit

Laudus Rosenberg International Equity Fund	$364,694
Laudus Rosenberg International Discovery Fund	370,588
Laudus Rosenberg International Small Capitalization Fund	5,058,257
For the fiscal year March 31, 2008, certain dividends paid by the Funds may be subject to maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.
For the year ended March 31, 2008, the Funds designate the following amounts of qualified dividend income:

Qualified
Dividend Income

Laudus Rosenberg International Equity Fund	$3,986,816
Laudus Rosenberg International Discovery Fund	3,373,856
Laudus Rosenberg International Small Capitalization Fund	35,431,312
Laudus International Equity Funds   61

Trustees and Officers
The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2008, the Fund Complex included 79 funds.
At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.
The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees

Name, Address[1] and		Number of
Year of Birth;		Portfolios in
(Term of Office and	Principal Occupation(s)	Fund Complex	Other Directorships
Length of Time Served2)	During Past Five Years	Overseen	Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	79	Board 1 – Director, Redwood Trust, Inc. (mortgage finance). Board 2 – Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio- pharmaceuticals).	79	Board 1 – Director, Mission West Properties (commercial real estate).
Board 2 – Director, TOUSA (home building).
Board 3 – Director, Harris-Stratex Networks (a network equipment corporation).
Board 4 – Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 – Director, Ditech Networks (voice communications technology)
			Board 6 – Rubicon Limited (manufacturing)

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	11	None

62  Laudus International Equity Funds

Trustees and Officers continued

Independent Trustees

Name, Address[1] and		Number of
Year of Birth;		Portfolios in
(Term of Office and	Principal Occupation(s)	Fund Complex	Other Directorships
Length of Time Served2)	During Past Five Years	Overseen	Held by Trustee

Randall W. Merk 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002- present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	11	None

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.
Laudus International Equity Funds   63

Trustees and Officers continued

Officers

Name, Address[4]
and Year of Birth;
(Term of Office[5] and
Length of Time Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Randall Fillmore 1960 (9/04-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds. From June 2006 to June 2007, Chief Compliance Officer, Excelsior Funds. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. From 2000 to 2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director, Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)	Vice President	Vice President, Compliance, Charles Schwab Investment, Management, Inc.; Vice President, Schwab Funds; until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

[4]	The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.
64  Laudus International Equity Funds

Definitions, Terms and Other Information
90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.
Alpha is a measure of a fund’s risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.
Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.
GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.
The S&P/Citigroup Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.
The S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.
The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index.
The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.
The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.
The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Price to cash flow ratio is the price of a stock dividend by its reported cash flow per share.
Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.
Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.
Laudus International Equity Funds   65

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COMMAND PERFORMANCE™
Manager
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104
Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com
This report is for the information of the shareholders of the Laudus Trust.
Its use in connection with any offering of the Trust’s shares is authorized only in case of concurrent or prior delivery of the current prospectus.
MFR 41683

Annual Report March 31, 2008

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

In This Report
Performance at a Glance	2
From the President	3
The Investment Environment	4
Laudus Mondrian Emerging Markets Fund	6
Laudus Mondrian International Fixed Income Fund	8
Fund Expenses	10
Financial Statements	11
Financial Notes	26
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	37
Glossary	40
EXHIBIT 99.CERT
EXHIBIT 99.906CERT
EXHIBIT 99.CODE ETH

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com.

Total Return for the Report Period 11/2/07 (inception) to 3/31/08

Laudus Mondrian Emerging Markets Fund

Investor Shares (Ticker Symbol: LEMIX)	-6.98%
Select Shares® (Ticker Symbol: LEMSX)	-6.75%
Institutional Shares (Ticker Symbol: LEMNX)	-6.94%
Benchmark: MSCI Emerging Markets Index	-15.27%

Performance Details	pages 6-7

Laudus Mondrian International Fixed Income Fund

Investor Shares (Ticker Symbol: LIFIX)	13.27%
Select Shares® (Ticker Symbol:LIFSX)	13.42%
Institutional Shares (Ticker Symbol: LIFNX)	13.42%
Benchmark: Citigroup non-U.S. Dollar World Government Bond Index	12.57%

Performance Details	pages 8-9

Minimum Initial Investment[1]

Investor Shares	$ 100
Select Shares	$ 50,000
Institutional Shares	$500,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may effect share level returns.

Fund expenses may have been partially waived or absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets. Bond funds are subject to increased risk of loss of principal during periods of rising interest rates.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Laudus Mondrian Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds during the period of this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am pleased to present the annual report for the Laudus Mondrian Funds for the year ended March 31, 2008. At this time, I would also like to introduce Jeffrey Mortimer, who will be assuming the position of President and CEO of the Laudus Mondrian Funds. As the current Chief Investment Officer (CIO) of both Laudus Funds and Schwab Equity Funds, Jeffrey is an exceptionally capable portfolio manager and strategist, bringing over 20 years of industry knowledge and experience to the role.

Launched on November 2, 2007, the Laudus Mondrian Funds have reached over $100 million in assets as of the report date. Our two initial offerings, the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund, both provide independent advisors and individual investors with access to proven institutional investment management in international bond and emerging markets.

The Laudus Mondrian Funds are sub-advised by Mondrian Investment Partners, Limited, a London-based institutional investment manager. Founded in 1990, Mondrian is renowned for its international expertise and its adherence to a common and consistent value-oriented investment philosophy. Mondrian manages more than $60 billion in assets for some of the world’s largest companies and public retirement plans.

In closing, I would like to thank you for investing with us.

Sincerely,

Laudus Mondrian Funds 3

The Investment Environment

Global Market Overview

The following commentary covers the twelve-month period ending March 31, 2008. During the five-month period since the inception of the Laudus Mondrian Emerging Markets and International Fixed Income Funds in early November 2007 through March 31, 2008, the emerging markets area suffered through a significant decline, finishing the period down more than 15%, as shown in the performance table on page 7. However, the international fixed income area performed very well, gaining nearly 13% over the five-month period, as shown in the performance table on page 9.

The past four quarters were a period of increasing volatility in capital markets around the globe. The period began with fairly strong positive returns, with many equity indexes gaining over 6% in the second quarter of 2007. In the third quarter, however, small-cap stocks around the world began to pull back, posting generally negative returns, particularly more value-oriented stocks. Large-cap indexes, especially those with a growth-style orientation, continued upward. During the final two quarters of the period, the damage spread across all equity areas – many indexes lost well over 10%, as investors became increasingly concerned about slowing global economic growth and problems in the credit markets. As a result, global equity markets ultimately generated mostly negative returns for the full period, with U.S. small-cap stocks the worst performing area. The most notable exception was emerging markets stocks, which finished the period up over 20%.

Three specific months stand out as significant contributors to the relatively weak returns over the period: July and November of 2007, and January of 2008. In July, investors around the globe sold equity positions in reaction to problems in the credit markets. Continued deterioration in the U.S. housing market and weakness in the sub-prime lending business led to significant financing problems among major investment banks. Over the past several years, many of the loans made to U.S. homeowners were packaged into securitized, bond-like products and placed in fixed income portfolios around the globe. As some borrowers across the U.S. housing markets began to default on their loans, the quality of the securities created by packaging them began to deteriorate. For example, Bear Stearns, a venerated U.S. investment bank, ran into trouble with two of their hedge funds during the summer of 2007, as the values of the underlying assets became increasingly difficult to determine. As these funds were highly leveraged, declines in asset values led to significant losses for the funds. These funds – and others like them – needed to sell their more liquid and highly valued assets to raise cash, causing some unusually strong global volatility in the middle of August 2007. While in its initial stages these effects were felt most strongly in the U.S. fixed income markets, equity investors were concerned about the financial status of the U.S. consumer, and thus the continued growth of the U.S. economy.

After the U.S. Federal Reserve’s (the “Fed”) Open Market Committee acted to provide additional liquidity to the credit markets in mid-August, and followed that up with a cut in interest rates in mid-September, the markets responded positively. The Fed probably had the Financial sector in mind when it took considerable action during August and September. This group of companies comprises about 20% of most major U.S. indexes, so their valuations and future earnings are very important to stock market investors. In August, the Fed lowered the discount rate, which makes it easier for banks to borrow directly from the Fed. They even persuaded some major banks to step up to the discount window, in a public display of pumping liquidity into the financial system. Then, in September, they lowered the Fed funds rate, the rate banks charge each other, which has much broader application. That caused an immediate decline in the prime rate, lowering borrowing costs throughout the economy. The equity markets generally cheered these moves, but the concerns over the housing market continued the pressure on Financial stocks, keeping the pressure on the markets overall.

By November 2007, it became increasingly clear that the U.S. economy was slowing down. Banks, mortgage firms and homebuilders began to write down assets on their balance sheets in response to the declines in asset values in securities tied to the U.S. mortgage markets. These firms also reported lower earnings and reduced their expectations of future earnings in their reports and updates to investors. Economists around the world spoke of a recession – or at best flat economic growth – in the U.S. and possibly around the world. By January 2008, investors saw evidence of the slowdown in higher unemployment figures and lower manufacturing production. The final figure for U.S. GDP growth in the fourth quarter of 2007 was an annual rate of 0.6% - growth, but just barely. Investors continued to sell stocks across the globe, and equities in general continued their decline.

Also in January, the Fed and some of their global counterparts took some unusual steps designed to restore liquidity to the credit markets. These central banks created pools of credit facilities and lowered the interest rates they charged to borrowers. The Fed again lowered their main interest rate, the fed funds rate, numerous times in the early part of 2008, thus reducing borrowing costs across the entire economy. While other central banks around the world were not quite as accommodating, they too injected liquidity into their markets. And in one of the most unusual moves in recent financial history, the Fed also engineered a

4 Laudus Mondrian Funds

The Investment Environment continued

purchase of Bear Stearns by JP Morgan. The Fed believed that Bear Stearns’ potential bankruptcy – an event no one thought likely just days before – would very negatively affect both the equity and credit markets, partially due to the firm’s size and presence as a prime broker. But all of these moves, while helpful in calming the markets, also lowered the value of the U.S. dollar versus other currencies, leading to higher commodity and energy prices and increasing fears of inflation.

Investors’ concerns were heightened by reports of inflation. The U.S. Consumer Price Index climbed during the period, with a reported gain of 4.1% during the calendar year 2007. The decline in the value of the U.S. dollar versus other major currencies was a factor in the U.S. inflation rate, as that decline increased the price of imports, especially energy-related products such as crude oil and gasoline. Further evidence of inflation fears showed in the fixed income markets, as the return on U.S. Treasury Inflation Protected Series (“TIPS”) bonds was strongly positive over the period, returning over 14%. Major commodity indexes also were up strongly, many over 30% during the period. Inflation is generally viewed by investors as negative for equities, due to the difficulty of passing along higher costs to consumers and thus increasing the likelihood of lower earnings.

The U.S. dollar’s decline and the gains in some commodity markets did generate some positive news for U.S. investors with assets in non-U.S. stocks, however. The MSCI EAFE Index, while negative for the period at -2.27%, lost less than its U.S. counterpart, the Russell 1000 Index, which was down 5.40%. The dollar’s decline explains much of the difference, but also important was that financial firms in the U.S. index were down significantly more than their foreign counterparts, as a result of their greater direct exposure to problems stemming from the U.S. housing markets. Also important was the higher return to foreign firms in the Materials Sector. Generally, commodity-oriented firms were of greater importance in non-U.S. economies, and their increased weight in the non-U.S. indexes, plus their overall higher returns, helped push these stocks to higher returns versus U.S. equities. This trend was especially true for the emerging markets area, where the Materials and Energy Sectors combined to contribute nearly 11% of the total 21.6% return to the MSCI Emerging Markets Index over the period.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Mondrian Funds 5

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian Emerging Markets Fund Investor Shares declined 6.98% since inception through the end of the period, significantly outperforming the benchmark MSCI Emerging Markets Index (Net), which declined 15.27%. In general, the fund maintained an underweight exposure to China and India, where valuations were unappealing. Also, the fund maintained an overweight exposure to select Asian markets, such as Taiwan and Thailand. From an industry group standpoint, the fund was overweight to the Telecom Sector, where strong free cash flows supported high dividend yields.

Emerging markets experienced a high degree of volatility during the fourth quarter of 2007, and marked weakness in the first quarter of 2008. During this period of market turbulence, the portfolio maintained its defensive characteristics, which primarily accounted for outperformance relative to the benchmark. Good positioning in China, Taiwan and India, as well as stock selection in Brazil and Russia, were the key factors contributing to performance. In addition, the fund’s strong value stock orientation helped returns during a period in which global growth slowed.

In terms of risk, the commodity boom in recent years has reduced macroeconomic risk, as countries such as Brazil and Russia have been able to pay down debt and build up healthy foreign currency reserves. Furthermore, progressive economic reforms, a greater focus on infrastructure development and growing domestic demand within emerging market countries has resulted in more balanced economies. However, political risk continued to be greater for emerging markets than for developed markets. Changes in government can lead to unpredictable and unstable economic outcomes.

As of 3/31/08:

 Statistics

Number of Holdings	43
Weighted Average
Market Cap

($ x 1,000,000)	36,887

Price/Earnings Ratio (P/E)	13.45

Price/Book Ratio (P/B)	1.92

Portfolio Turnover Rate[1]	49%

 Sector Weightings % of Investments

Telecommunication Services	22.0%

Financials	18.3%

Energy	17.4%

Information Technology	13.9%

Materials	13.6%

Industrials	7.7%

Consumer Staples	2.5%

Utilities	2.5%

Consumer Discretionary	2.1%

Total	100.0

 Top Holdings % of Net Assets2

Companhia Vale do Rio Doce

ADR (Vale)	3.5%
Taiwan Semiconductor Manufacturing

Co., Ltd. ADR	3.4%

LUKOIL ADR	3.3%

Chunghwa Telecom Co., Ltd. ADR	3.2%

China Mobile Ltd.	3.1%

Sasol	3.0%

Cosco Pacific Ltd.	3.0%

Itausa-Investimentos Itau S.A.	2.9%

Tenaris S.A. ADR	2.9%

Redecard S.A.	2.9%

Total	31.2%

Manager views and portfolio holdings may have changed since the report date.

[1]	Not annualized.

[2]	This list is not a recommendation of any security by the investment adviser. Holdings subject to change.

6 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance Summary as of 3/31/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Fund Class and Inception Date	Since Inception

Investor Shares (11/2/07)	-6.98%
Select Shares (11/2/07)	-6.75%
Institutional Shares (11/2/07)	-6.94%
Benchmark: MSCI Emerging Markets Index (Net)	-15.27%

Fund Expense Ratios2,3: Investor Shares: Net 1.80%; Gross 1.93% / Select Shares: Net 1.52%; Gross 1.68% /
             Institutional: Net 1.45%; Gross 1.53

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may effect share level returns.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.
[3]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus Mondrian Funds 7

Laudus Mondrian International Fixed Income Fund

Laudus Mondrian International Fixed Income Fund Investor Shares returned 13.27% since inception, while the benchmark Citigroup non-U.S. Dollar World Government Bond Index returned 12.57%. Over the period, the fund outperformed mainly due to an overweight position to Japan. The fund was underweight the U.K., Canada, and Europe, with exposure to the Eurozone on a partial currency hedged basis. An overweight to the well-performing Mexican local bond market helped relative returns. Overall, the fund was defensively shorter than the benchmark index duration.

The relative weakness of the dollar versus many major foreign currency and positive international bond market returns drove the fund’s strong absolute return. Although the dollar has been declining for several years, it experienced significant declines during the period. As a result, exposure to strong foreign currencies, particularly the Japanese Yen, contributed to performance, as did an underweight to the Canadian Dollar and British Pound.

As of 3/31/08:

 Country Weightings % of Investments

Japan	39.6%

Germany	16.1%

Netherlands	11.8%

France	8.6%

Belgium	8.6%

Mexico	3.9%

Italy	3.3%

Austria	3.3%

Other	4.8%

Total	100.0%

 Statistics

Number of Holdings	37

Average Maturity	5.94

Modified Duration	5.00

Average Quality	AAA

Portfolio Turnover Rate[1]	1%

 Sector Weightings % of Investments

Government Bonds	85.8%

Government Agency Obligations	9.4%

Corporate Bonds	1.3%

Other	3.5%

Total	100.0%

 Top Holdings % of Net Assets2

Japan Government Ten Year

Bond, 1.40%, 9/20/11	5.0%
Netherlands Government Bond,

3.75%, 7/15/14	4.9%
Bundesrepublik Deutschland,

3.50%, 1/4/16	4.7%
Belgium Government Bond, 5.50%,

9/28/17	4.7%
Japan Government Ten Year

Bond, 1.10%, 9/20/12	4.6%
Japan Government Ten Year

Bond, 0.50%, 6/20/13	4.5%
Japan Government Ten Year

Bond, 0.90%, 6/20/13	4.5%
Japan Government Five Year

Bond, 0.50%, 6/20/10	4.4%
Japan Government Ten Year

Bond, 1.20%, 9/20/12	4.1%
Japan Government Ten Year

Bond, 1.30%, 12/20/14	3.9%

Total	45.3%

Manager views and portfolio holdings may have changed since the report date.

8 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance Summary as of 3/31/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Fund Class and Inception Date	Since Inception

Investor Shares (11/2/07)	13.27%
Select Shares (11/2/07)	13.42%
Institutional Shares (11/2/07)	13.42%
Benchmark: Citigroup non-U.S. Dollar World Government Bond Index	12.57%

Fund Expense Ratios2,3: Investor Shares: Net 1.10% ; Gross 1.23%/ Select Shares: Net 0.82%; Gross 0.98% /
             Institutional Shares: Net 0.75%; Gross 0.83%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information.
[3]	Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus Mondrian Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning November 2, 2007 and held through March 31, 2008.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio	Account Value	(Net of Expenses)	During Period[1]
	(Annualized)	at 11/2/07	at 3/31/08	11/2/07 - 3/31/08

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.82%	$1,000	$930.20	$7.10
Hypothetical 5% Return	1.82%	$1,000	$1,012.86	$7.41
Select Shares
Actual Return	1.54%	$1,000	$932.50	$6.02
Hypothetical 5% Return	1.54%	$1,000	$1,013.99	$6.27
Institutional Shares
Actual Return	1.47%	$1,000	$930.60	$5.74
Hypothetical 5% Return	1.47%	$1,000	$1,014.27	$5.99

Laudus Mondrian International Fixed Income Fund
Investor Shares
Actual Return	1.10%	$1,000	$1,132.70	$4.74
Hypothetical 5% Return	1.10%	$1,000	$1,015.77	$4.48
Select Shares
Actual Return	0.82%	$1,000	$1,134.20	$3.54
Hypothetical 5% Return	0.82%	$1,000	$1,016.90	$3.34
Institutional Shares
Actual Return	0.75%	$1,000	$1,134.20	$3.24
Hypothetical 5% Return	0.75%	$1,000	$1,017.19	$3.06

[1]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 148 days of the period, and divided by 366 days of the fiscal year.

10 Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	11/02/07[1]-
Investor Shares	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	(0.72)

Total from investment operations	(0.70)
Less distributions:
Dividends from net investment income	(0.01)

Net asset value at end of period	9.29

Total return (%)	(6.98)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.82	[3,4]
Gross operating expenses	2.79	[3]
Net investment income (loss)	0.89	[3]
Portfolio turnover rate	49	[2]
Net assets, end of period ($ x 1,000)	1,937

	11/02/07[1]-
Select Shares	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	(0.70)

Total from investment operations	(0.68)
Less distributions:
Dividends from net investment income	(0.01)

Net asset value at end of period	9.31

Total return (%)	(6.75)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.54	[3,5]
Gross operating expenses	2.74	[3]
Net investment income (loss)	0.69	[3]
Portfolio turnover rate	49	[2]
Net assets, end of period ($ x 1,000)	760
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.80% if interest expense had not been included.
5 The ratio of net operating expenses would have been 1.52% if interest expense had not been included.

See financial notes 11

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	11/02/07[1]-
Institutional Shares	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	(0.71)

Total from investment operations	(0.69)
Less distributions:
Dividends from net investment income	(0.02)

Net asset value at end of period	9.29

Total return (%)	(6.94)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.47	[3,4]
Gross operating expenses	2.62	[3]
Net investment income (loss)	0.59	[3]
Portfolio turnover rate	49	[2]
Net assets, end of period ($ x 1,000)	19,414
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.45% if interest expense had not been included.

12 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of March 31, 2008

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudusfunds.com.

		Cost	Value
Holdings by Category		($)	($)

79.4%	Common Stock	17,662,919	17,564,600
10.5%	Preferred Stock	2,348,766	2,309,751
3.4%	Short-Term Investment	755,000	755,000

93.3%	Total Investments	20,766,685	20,629,351
6.7%	Other Assets and Liabilities		1,480,816

100.0%	Net Assets		22,110,167

	Number	Value
Security	of Shares	($)

Common Stock 79.4% of net assets

Bermuda 3.0%

Transportation 3.0%
Cosco Pacific Ltd.	338,000	665,105

Brazil 7.6%

Energy 2.5%
Petroleo Brasileiro S.A. ADR	6,700	567,423

Software & Services 2.9%
Redecard S.A.	38,200	635,469

Utilities 2.2%
CPFL Energia S.A. ADR	8,000	487,840

		1,690,732

Canada 0.1%

Energy 0.1%
Uranium One, Inc. *	7,200	23,709

China 2.1%

Transportation 2.1%
China Shipping Development Co. Ltd., Class H	144,000	459,635

Columbia 2.1%

Banks 2.1%
Bancolombia S.A. ADR	13,300	471,618

Czech Republic 1.9%

Banks 1.9%
Komercni Banka A/S	1,775	423,878

Egypt 3.8%

Telecommunication Services 3.8%
Orascom Telecom Holding S.A.E. -Reg’d GDR	5,850	397,528
Telecom Egypt	121,289	448,436

		845,964

Hong Kong 3.1%

Telecommunication Services 3.1%
China Mobile Ltd.	45,000	676,112

India 2.0%

Telecommunication Services 2.0%
Bharti Airtel Ltd. *	21,515	440,042

Luxembourg 5.0%

Energy 2.9%
Tenaris S.A. ADR	12,769	636,535

Materials 2.1%
Evraz Group S.A. -Reg’d GDR	5,350	461,705

		1,098,240

Malaysia 3.5%

Banks 1.6%
Public Bank Berhad	103,900	355,337

Transportation 1.9%
MISC Berhad	142,800	411,390

		766,727

Mexico 6.6%

Food, Beverage & Tobacco 2.3%
Grupo Modelo, S.A. de C.V., Series C	114,900	503,097

Materials 2.0%
Cemex SAB de C.V. ADR *	16,900	441,428

Telecommunication Services 2.3%
America Movil SAB de C.V., Series L ADR	8,200	522,258

		1,466,783

Philippines 2.2%

Telecommunication Services 2.2%
Philippine Long Distance Telephone Co. ADR	7,400	491,804

See financial notes 13

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Republic of Korea 3.6%

Banks 3.6%
Hana Financial Group, Inc.	9,570	392,246
Kookmin Bank	4,818	270,422
Kookmin Bank ADR	2,400	134,520

		797,188

Russia 7.1%

Energy 5.1%
Gazprom - Reg’d ADR	7,600	387,600
LUKOIL ADR	8,600	737,880

		1,125,480

Telecommunication Services 2.0%
Mobile TeleSystems ADR	5,800	439,930

		1,565,410

South Africa 6.1%

Energy 3.0%
Sasol	13,931	670,927

Materials 1.9%
Impala Platinum Holdings Ltd.	10,917	422,078

Telecommunication Services 1.2%
Telkom South Africa Ltd.	16,093	260,595

		1,353,600

Taiwan 14.9%

Banks 4.2%
Chinatrust Financial Holding Co., Ltd. *	378,000	367,731
Mega Financial Holding Co., Ltd.	726,000	572,784

		940,515

Semiconductors & Semiconductor Equipment 5.6%
MediaTek, Inc.	32,000	425,055
Taiwan Semiconductor Manufacturing Co., Ltd.	32,000	66,223
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	72,200	741,494

		1,232,772

Technology Hardware & Equipment 1.9%
Asustek Computer, Inc.	143,000	421,236

Telecommunication Services 3.2%
Chunghwa Telecom Co., Ltd. ADR	27,063	704,179

		3,298,702

Thailand 4.7%

Energy 1.9%
PTT Public Co., Ltd.	42,400	425,549

Materials 2.8%
The Siam Cement Public Co., Ltd. NVDR	88,500	603,802

		1,029,351

Total Common Stock (Cost $17,662,919)		17,564,600

Preferred Stock 10.5% of net assets

Brazil 6.5%

Banks 3.0%
Itausa - Investimentos Itau S.A.	109,900	645,108

Materials 3.5%
Companhia Vale do Rio Doce ADR (Vale)	26,600	775,390

		1,420,498

Republic of Korea 4.0%

Automobiles & Components 1.9%
Hyundai Motor Co.	12,530	413,908

Semiconductors & Semiconductor Equipment 2.1%
Samsung Electronics Co., Ltd.	1,049	475,345

		889,253

Total Preferred Stock (Cost $2,348,766)		2,309,751

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 3.4% of net assets

Repurchase Agreement 3.4%
Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $755,042 (fully collateralized by Federal Home Loan Mortgage Corp. with a value of $774,035.)	755,000	755,000

Total Short-Term Investment (Cost $755,000)		755,000

End of Investments.

14 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

At 03/31/08, the tax basis cost of the fund’s investments was $21,207,264 and the unrealized appreciation and depreciation were $779,904 and ($1,357,817), respectively, with a net unrealized depreciation of ($577,913).

At 03/31/08, the prices of certain foreign securities held by the fund aggregating $9,639,815 were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt

See financial notes 15

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2008.

Assets
Investments, at value (cost $20,766,685)		$20,629,351
Cash		371
Foreign currency (cost $85,648)		84,675
Receivables:
Investments sold		278,758
Fund shares sold		2,566,631
Interest		46
Dividends	+	73,892

Total assets		23,633,724

Liabilities
Payables:
Investments bought		1,485,470
Investment adviser		1,853
Transfer agent		3,710
Fund shares redeemed		594
Distribution and shareholder services fees		343
Accrued expenses	+	31,587

Total liabilities		1,523,557

Net Assets
Total assets		23,633,724
Total liabilities	−	1,523,557

Net assets		$22,110,167
Net Assets by Source
Capital received from investors		23,023,623
Distribution in excess of net investment income		(2,902)
Net realized capital losses		(770,888)
Net unrealized capital losses		(139,666)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$1,936,794		208,517		$9.29
Select Shares	$759,572		81,613		$9.31
Institutional Shares	$19,413,801		2,088,825		$9.29

16 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For November 2, 2007* through March 31, 2008.

Investment Income
Dividends (net of foreign withholding taxes of $16,471)		$132,810
Interest	+	14,496

Total Investment Income		147,306

Net Realized Gains and Losses
Net realized losses on investments		(770,888)
Net realized losses on foreign currency transactions	+	(15,594)

Net realized losses		(786,482)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(137,334)
Net unrealized losses on foreign currency transactions	+	(2,332)

Net unrealized losses		(139,666)

Expenses
Investment adviser fees		84,187
Transfer agent fees		22,465
Professional fees		22,367
Custodian fees		20,361
Registration fees		14,934
Shareholder reports		9,058
Trustees’ fees		3,934
Accounting and administration fees		2,888
Interest expense		1,803
Distribution and shareholder services fees (Investor Shares)		848
Sub-Accounting fees
Investor Shares		354
Select Shares		345
Other expenses	+	1,383

Total expenses		184,927
Expense reduction by adviser	−	80,048
Custody credits	−	278

Net expenses		104,601

Increase (Decrease) in Net Assets from Operations
Total investment income		147,306
Net expenses	−	104,601

Net investment income		42,705
Net realized losses		(786,482)
Net unrealized losses	+	(139,666)

Decrease in net assets from operations		($883,443)

*	Commencement of operations.

See financial notes 17

 Laudus Mondrian Emerging Markets Fund

Statements of
Changes in Net Assets
For the current report period only. Because the fund commenced operations on November 2, 2007, it has no prior report period.

Operations

		11/02/07*-03/31/08
Net investment income		$42,705
Net realized losses		(786,482)
Net unrealized losses	+	(139,666)

Decrease in net assets from operations		(883,443)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		595
Select Shares		1,121
Institutional Shares	+	28,590

Total distributions from net investment income		$30,306

Transactions in Fund Shares

		11/2/07*-03/31/08
		SHARES	VALUE

Shares Sold
Investor Shares		221,053	$2,073,502
Select Shares		97,917	934,439
Institutional Shares	+	2,608,232	25,103,782

Total shares sold		2,927,202	$28,111,723

Shares Reinvested
Investor Shares		62	$571
Select Shares		122	1,121
Institutional Shares	+	3,100	28,584

Total shares reinvested		3,284	$30,276

Shares Redeemed
Investor Shares		(12,598)	($113,103)
Select Shares		(16,426)	(152,547)
Institutional Shares	+	(522,507)	(4,852,433)

Total shares redeemed		(551,531)	($5,118,083)

Net transactions in fund shares		2,378,955	$23,023,916

Shares Outstanding and Net Assets
		11/2/07*-03/31/08
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	2,378,955	22,110,167

End of period		2,378,955	$22,110,167

Distribution in excess of net investment income			($2,902)

*	Commencement of operations.

18 See financial notes

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	11/2/07[1]-
Investor Shares	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gains (losses)	1.27

Total from investment operations	1.32
Less distributions:
Distributions from net investment income	(0.04)

Net asset value at end of period	11.28

Total return (%)	13.27	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.10	[3]
Gross operating expenses	1.57	[3]
Net investment income (loss)	1.61	[3]
Portfolio turnover rate	1	[2]
Net assets, end of period ($ x 1,000,000)	16

	11/2/07[1]-
Select Shares	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains (losses)	1.28

Total from investment operations	1.34
Less distributions:
Distributions from net investment income	(0.05)

Net asset value at end of period	11.29

Total return (%)	13.42	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.82	[3]
Gross operating expenses	1.31	[3]
Net investment income (loss)	1.89	[3]
Portfolio turnover rate	1	[2]
Net assets, end of period ($ x 1,000,000)	20
1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 19

 Laudus Mondrian International Fixed Income Fund

Financial Highlights continued

	11/2/07[1]-
Institutional Shares	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gains (losses)	1.27

Total from investment operations	1.34
Less distributions:
Distributions from net investment income	(0.05)

Net asset value at end of period	11.29

Total return (%)	13.42	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.75	[3]
Gross operating expenses	1.23	[3]
Net investment income (loss)	1.98	[3]
Portfolio turnover rate	1	[2]
Net assets, end of period ($ x 1,000,000)	52
1 Commencement of operations.
2 Not annualized.
3 Annualized.

20 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings as of March 31, 2008

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudusfunds.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity.

		Cost	Value
Holdings by Category		($)	($)

84.8%	Government Bonds	70,251,607	74,978,631
9.3%	Government Agency Obligations	7,088,416	8,189,704
1.2%	Corporate Bond	950,829	1,104,608
3.5%	Short-Term Investment	3,106,000	3,106,000

98.8%	Total Investments	81,396,852	87,378,943
1.2%	Other Assets and Liabilities		1,060,810

100.0%	Net Assets		88,439,753

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 84.8% of net assets

Austria 3.2%
Austria Government Bond
3.50%, 07/15/15	1,860,000	2,861,760

Belgium 8.5%
Belgium Government Bond
3.75%, 09/28/15	2,170,000	3,367,422
5.50%, 09/28/17	2,380,000	4,130,527

		7,497,949

France 8.5%
France Government Bond OAT
4.00%, 10/25/09	530,000	840,489
4.00%, 04/25/13	860,000	1,370,185
4.00%, 04/25/14	1,180,000	1,879,498
5.00%, 10/25/16	1,600,000	2,702,217
5.75%, 10/25/32	400,000	730,848

		7,523,237

Germany 14.5%
Bundesrepublik Deutschland
5.00%, 07/04/11	290,000	477,385
4.50%, 01/04/13	1,160,000	1,903,084
3.75%, 01/04/15	1,400,000	2,210,087
3.25%, 07/04/15	1,666,000	2,537,442
3.50%, 01/04/16	2,700,000	4,164,773
6.25%, 01/04/24	700,000	1,336,632
4.75%, 07/04/34	120,000	194,834

		12,824,237

Italy 3.3%
Italy Government International Bond
0.65%, 03/20/09	120,000,000	1,202,183
4.50%, 06/08/15	140,000,000	1,706,768

		2,908,951

Japan 33.5%
Japan Government Five Year Bond
0.50%, 06/20/10	390,000,000	3,908,721
Japan Government Ten Year Bond
1.40%, 09/20/11	430,000,000	4,420,334
1.10%, 09/20/12	400,000,000	4,079,647
1.20%, 09/20/12	350,000,000	3,585,081
0.50%, 06/20/13	400,000,000	3,962,315
0.90%, 06/20/13	390,000,000	3,943,112
1.30%, 12/20/14	331,000,000	3,413,959
1.50%, 03/20/15	225,000,000	2,351,918

		29,665,087

Mexico 3.9%
Mexican Bonos
9.00%, 12/20/12	16,600,000	1,661,910
8.00%, 12/07/23	17,800,000	1,744,585

		3,406,495

Netherlands 9.4%
Netherlands Government Bond
5.50%, 07/15/10	440,000	722,735
4.25%, 07/15/13	2,000,000	3,234,414
3.75%, 07/15/14	2,750,000	4,333,766

		8,290,915

Total Government Bonds (Cost $70,251,607)		74,978,631

Government Agency Obligations 9.3% of net assets

Germany 1.4%
Kreditanstalt fuer Wiederraufbau
2.05%, 09/21/09	120,000,000	1,225,772

Japan 5.6%
Development Bank of Japan
1.40%, 06/20/12	170,000,000	1,747,449
Japan Finance Corp. for Municipal Enterprises
1.55%, 02/21/12	150,000,000	1,553,976
1.35%, 11/26/13	160,000,000	1,656,540

		4,957,965

See financial notes 21

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Netherlands 2.3%
Bank Nederlandse Gemeenten
0.80%, 09/22/08	200,000,000	2,005,967

Total Government Agency Obligations (Cost $7,088,416)		8,189,704

Corporate Bond 1.2% of net assets

Ireland 1.2%
Depfa ACS Bank
1.65%, 12/20/16	110,000,000	1,104,608

Total Corporate Bonds (Cost $950,829)		1,104,608

Short-Term Investment 3.5% of net assets

Repurchase Agreement 3.5%
Fixed Income Clearing Corp. dated 03/31/08, due 04/01/08 at 2.00%, with a maturity value of $3,106,173 (fully collateralized by Federal Home Loan Mortgage Corp. with a value of $3,171,532.)	3,106,000	3,106,000

Total Short-Term Investment (Cost $3,106,000)		3,106,000

End of Investments.

At 03/31/08 the tax basis cost of the fund’s investments was $81,396,852, and the unrealized appreciation and depreciation were $5,982,091 and ($0), respectively, with a net appreciation of $5,982,091.

In addition to the above, the fund held the following at 03/31/08.

	Currency	Amount of	Currency	Amount of
Expiration	to be	Currency to be	to be	Currency to be	Unrealized
Date	Received	Received	Delivered	Delivered	Gains / Losses

Forward Foreign Currency Contract

04/30/2008	USD	5,959,181	EUR	3,778,500	(70,081)
Net unrealized loss on Forward Foreign Currency Contracts					(70,081)

22 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2008.

Assets
Investments, at value (cost $81,396,852)		$87,378,943
Cash		72
Foreign currency, at value (cost $264,276)		265,518
Receivables:
Fund shares sold		4,737,154
Interest		1,071,848
Due from manager	+	8,863

Total assets		93,462,398

Liabilities
Payables:
Investments bought		4,899,551
Transfer agent fees		3,743
Distributions to shareholders		13,429
Fund shares redeemed		3,497
Distribution and shareholder services fees		2,286
Unrealized loss on forward foreign currency contracts		70,081
Accrued expenses	+	30,058

Total liabilities		5,022,645

Net Assets
Total assets		93,462,398
Total liabilities	−	5,022,645

Net assets		$88,439,753
Net Assets by Source
Capital received from investors		82,455,128
Net investment income not yet distributed		36,096
Net unrealized capital gains		5,948,529

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$16,147,993		1,431,530		$11.28
Select Shares	$20,078,185		1,778,743		$11.29
Institutional Shares	$52,213,575		4,625,743		$11.29

See financial notes 23

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For November 2, 2007* through March 31, 2008.

Investment Income
Interest		$482,248

Net Realized Gains and Losses
Net realized gains on investments		23,697
Net realized losses on foreign currency transactions	+	(101,678)

Net realized losses		(77,981)

Net Unrealized Gains and Losses
Net unrealized gains on investments		5,982,091
Net unrealized losses on foreign currency translations	+	(33,562)

Net unrealized gains		5,948,529

Expenses
Investment adviser fees		106,185
Transfer agent fees		22,803
Registration fees		24,516
Professional fees		22,840
Shareholder reports		21,644
Custodian fees		8,526
Sub-accounting fees
Investor Shares		2,859
Select Shares		4,653
Distribution and shareholder services fees (Investor Shares)		6,100
Trustees’ fees		4,173
Accounting and administrator fees		2,630
Other expenses	+	1,416

Total expenses		228,345
Expense reduction by adviser	−	84,455
Custody credits	−	5

Net expenses		143,885

Increase (Decrease) in Net Assets from Operations
Total investment income		482,248
Net expenses	−	143,885

Net investment income		338,363
Net realized losses		(77,981)
Net unrealized gains	+	5,948,529

Increase in net assets from operations		$6,208,911

24 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on November 2, 2007, it has no prior report period.

Operations

		11/2/07*-3/31/08
Net investment income		$338,363
Net realized losses		(77,981)
Net unrealized gains	+	5,948,529

Increase in net assets from operations		6,208,911

Distributions to Shareholders
Distributions from net investment income
Investor Shares		33,714
Select Shares		50,639
Institutional Shares	+	142,251

Total distributions from net investment income		$226,604

Transactions in Fund Shares

		11/2/07*-3/31/08
		SHARES	VALUE

Shares Sold
Investor Shares		1,546,672	$16,580,538
Select Shares		1,854,202	19,621,852
Institutional Shares	+	4,705,565	49,150,016

Total shares sold		8,106,439	$85,352,406

Shares Reinvested
Investor Shares		2,878	$31,299
Select Shares		3,845	41,629
Institutional Shares	+	12,658	136,064

Total shares reinvested		19,381	$208,992

Shares Redeemed
Investor Shares		(118,020)	($1,271,229)
Select Shares	+	(79,304)	(837,623)
Institutional Shares	+	(92,480)	(995,100)

Total shares redeemed		(289,804)	($3,103,952)

Net transactions in fund shares		7,836,016	$82,457,446

Shares Outstanding and Net Assets
		11/2/07*-3/31/08
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	7,836,016	88,439,753

End of period		7,836,016	$88,439,753

Net investment income not yet distributed			$36,096

*	Commencement of operations.

See financial notes 25

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust (the ”Trust”), an open-end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted:

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund	Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund (formerly the Laudus Rosenberg Value Long/Short Equity Fund)
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

Both the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund (each a “Fund,” and collectively, the “Funds”) commenced operations on November 2, 2007 and each Fund offers three share classes: Investor Shares, Select Shares and Institutional Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each Fund is authorized to issue an unlimited number of Institutional Shares, Investor Shares and Select Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. The Funds do not isolate the portion of the fluctuation on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which Fund shares are priced. The Board of Trustees regularly reviews fair value determinations, made by the Funds, pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Futures and forwards currency contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards). When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

•	Short-term securities (60 days or less to maturity): valued at amortized cost (which approximates market value).

•	Mutual funds: valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Delayed-Delivery: The Funds may buy securities on a delayed-delivery basis. In these transactions, the Funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the Funds could end up paying more for the security than its market value at the time of settlement. The Funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

Futures Contract: The Funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a Fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A Fund records the change daily in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

Forward Currency Contract: The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the Funds’ financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the Funds could sustain a loss.

Repurchase Agreement: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. Government Agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies,

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year with the exception of Laudus Mondrian International Fixed Income Fund which pays quarterly dividends.

(g) Custody Credit:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the Fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund also keeps certain assets in segregated accounts, as may be required by securities law.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) New Accounting Standards:

Financial Accounting Standards Board Interpretation (FIN) No. 48—Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of March 31, 2008, management has reviewed the tax positions for the current tax year (November 2, 2007 through March 31, 2008), and determined that no provision for income tax is required in the Funds’ financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the Funds’ financial statement disclosures.

3. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (”CSIM” or the “Investment Adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds’ investment adviser pursuant to Management Contracts (“Advisory Agreement”) between it and the Trust. Mondrian Investment Partners Limited (”Mondrian”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, the Investment Adviser is entitled to receive an annual fee payable monthly base on the Funds’ average daily net assets described as follows.

Agreement Rate*

Laudus Mondrian Emerging Markets Fund	1st $1 billion - 1.20%
Laudus Mondrian International Fixed Income Fund	Over $1 billion - 1.15% 0.60%

CSIM (not the Funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2010, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Laudus Mondrian	Laudus Mondrian
	Emerging Markets Fund	International Fixed Income Fund

Investor Shares	1.80%	1.10%
Select Shares	1.52%	0.82%
Institutional Shares	1.45%	0.75%

 Laudus Mondrian Funds

Financial Notes (continued)

3. Affiliates and Affiliated Transactions (continued):

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2008, the balances of recoupable expenses are as follows:

	Laudus Mondrian	Laudus Mondrian
Expires	Emerging Markets Fund	International Fixed Income Fund

March 31, 2010	$80,048	$84,455

4.	Other Shareholders Services

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s Distributor ALPS Distributors, Inc. serves as the Distributor. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to reimburse, out of the Investor and Select Class assets of the Funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares of the Funds an amount up to 0.15% of the average daily net assets of that class on an annual basis.

5.	Board of Trustees

Trustees may include people who are officers and/or directors of other fund families managed by the Investment Adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of these persons for their service as trustees, but did pay non-interested persons (Independent Trustees), as noted in each Fund’s Statement of Operations.

A Retirement Plan was instituted for certain Independent Trustees of the Trust. In September 2006 the Trustees voted to close the Retirement Plan to new participants as of June 26, 2006 and to discontinue making contributions to the Retirement Plan after the plan year ending March 31, 2007. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan and including a final one-half year credit for service during the plan year ending March 31, 2007. Beginning April 1, 2005, each Independent Trustee was permitted to make a one-time election to have the $10,000 attributable to service for the coming year and previously accrued benefits adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust. After the closure of the Retirement Plan, the previously accrued benefits that an Independent Trustee had elected to have adjusted by the performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.

6.	Borrowing from Banks:

The Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund has access to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended March 31, 2008.

 Laudus Mondrian Funds

Financial Notes (continued)

7.	Purchases and Sales of Investment Securities:

For the period ended March 31, 2008, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases	Sales

Laudus Mondrian Emerging Markets Fund	$29,540,106	$8,757,526
Laudus Mondrian International Fixed Income Fund	$79,013,347	$716,132

8.	Redemption Fee:

The Funds charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. Such amounts are net of the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current report period were:

Current Period
(11/02/07-3/31/08)

Laudus Mondrian Emerging Markets Fund
Investor shares	$284
Select shares	946
Institutional shares	222
Laudus Mondrian International Fixed Income Fund
Investor shares	$314
Select shares	341
Institutional shares	182

9.	Federal Income Taxes:

As of March 31, 2008, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian
	Emerging Markets Fund	International Fixed Income Fund

Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gains	—	—
Accumulated Capital and Other Losses	(333,211)	36,096

Unrealized Appreciation/Depreciation on investments	(577,913)	5,982,091
Other unrealized appreciation/(depreciation)	(2,332)	(33,562)

Net unrealized appreciation/(depreciation)	(580,245)	5,948,529

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2008, the Funds had no capital loss carry forwards.

For tax purposes, realized net losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2008, the Funds had aggregate deferred realized net losses as follows:

	Laudus Mondrian	Laudus Mondrian
	Emerging Markets Fund	International Fixed Income Fund

Capital Losses Deferred	$330,309	$—
Currency Losses Deferred	2,902	41,426
Capital Losses Utilized	—	—

 Laudus Mondrian Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current fiscal years were:

	Laudus Mondrian	Laudus Mondrian
	Emerging Markets Fund	International Fixed Income Fund

Ordinary Income	$30,306	$226,604
Long-Term Capital Gains	—	—

Total Distributions Paid	30,306	226,604

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; investments in passive foreign investment companies and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by each Fund for financial reporting purposes. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of March 31, 2008, the Funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian
	Emerging Markets Fund	International Fixed Income Fund

Capital Shares	$(293)	$(2,318)
Undistributed Net Investment Income	(15,301)	(75,663)
Net Realized Capital Gains/Losses	15,594	77,981

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund (the “Funds”) at March 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 2, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 14, 2008

Other Federal Tax Information (unaudited)

The Laudus Mondrian Emerging Markets Fund may elect to pass on the benefits of the foreign tax credit $12,233, to its shareholders for the year ended March 31, 2008.

For the fiscal year ended March 31, 2008, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2009 via IRS form 1099 of the amounts for use in preparing their 2008 income tax return.

Laudus Mondrian Emerging Markets Fund	$30,306
Laudus Mondrian International Fixed Income Fund	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the “Board”) called and held a meeting on September 28, 2007, in part, for the purpose of considering whether to approve the investment advisory agreements between Laudus Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”), and the sub-advisory agreements between CSIM and Mondrian Investment Partners Limited (“Mondrian”) (such investment advisory and sub-advisory agreement, collectively, the “Agreements”) with respect to Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund. In preparation for the meeting, the Board requested and reviewed a variety of materials provided by CSIM and Mondrian with respect to the services to be provided to the funds under the Agreements, including information about their affiliates, personnel and operations. In recognition of the fact that the funds had not yet commenced operations, the Board also considered information provided by CSIM in connection with the Board’s consideration of approval or renewal of the investment advisory agreements with respect to the other funds within the Trust. The Board also took into account the detailed information about other funds within the Trust that the Board reviews during the course of the year, including information that relates to operations and performance of these other funds. The trustees also received a memorandum from fund counsel regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees received advice from independent counsel to the Independent Trustees, met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of CSIM and Mondrian, as appropriate.

The Board, including a majority of the Independent Trustees approved the Agreements with respect to the funds for a two year term. The Board’s approval of the Agreements was based on consideration and evaluation of a variety of specific factors discussed at the meeting, and at prior meetings, including:

1.	the nature, extent and quality of the services to be provided to the funds under the Agreements, including the resources of CSIM and its affiliates and Mondrian, dedicated to the funds;

2.	Mondrian’s investment performance in managing other funds and/or accounts having relevant investment objectives and strategies;

3.	the funds’ estimated expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to other funds, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of Mondrian; and

5.	the extent to which economies of scale may be realized as the funds grow, and whether fee levels in the Agreements relating to the funds reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by CSIM to the funds and the resources of CSIM and its affiliates will dedicate to the funds. In this regard, the trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The trustees have also considered Schwab’s excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition, and how this affects the success of such funds. The Board has also considered the nature, extent and quality of the sub-advisory services provided by Mondrian to such funds and the resources it dedicates to such funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and Mondrian to the funds and the resources of CSIM and its affiliates dedicated to the funds supported approval of the Agreements with respect to the funds.

Fund Performance. With regard to fund performance, since the funds had not commenced operations and therefore did not have any performance of their own, the Board considered performance of other funds and/or accounts having comparable investment objectives and strategies in determining whether to approve the Agreements. For example, the Board considered Mondrian’s performance in managing other similar funds and/or accounts. The trustees also considered both risk and shareholder risk expectations for the funds and the appropriateness of the benchmark that would be used to compare the performance of the funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of CSIM and Mondrian supported approval of the Agreements with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the trustees considered the rate of compensation with respect to the funds called for by the Agreements, and the funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The trustees also considered information about average expense ratios of comparable mutual funds in the funds’ expected peer group. Finally, the trustees considered the effects of CSIM’s waiver of management fees to prevent total fund expenses from exceeding a specified cap. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported approval of the Agreements with respect to the funds.

Profitability. With regard to profitability, the trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the trustees considered information that was previously provided by CSIM with respect to other funds it manages regarding profitability and how this information might reasonably be expected to be predictive of profitability to CSIM under the Agreements with respect to the funds. The trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and Mondrian, and their respective affiliates, the trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund. The Board also considered the profitability of Mondrian with respect to the sub-advisory services it provides to the funds, although it also considered that Mondrian is compensated by CSIM, and not by such funds directly, and such compensation reflects arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM and Mondrian, albeit uncertain, is reasonable and supported approval of the Agreements with respect to the funds.

Economies of Scale. Recognizing that the funds had not yet commenced operations and had no assets, the trustees considered the possible development of any economies of scale and whether those could be expected to be passed along to the funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the trustees considered that CSIM has committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets are relatively small through their contractual expense waivers that may only be amended or terminated with the approval of the Board. For example, such diseconomies of scale typically affect new funds, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The trustees also considered CSIM’s agreement to contractual investment advisory fee schedules that includes lower fees at higher graduated asset levels. Based on this evaluation, and in consideration of the commitments made by CSIM as discussed above, the Board concluded, within the context of its full deliberations, that the funds may be expected to obtain reasonable benefit from economies of scale if such economies develop.

In the course of their deliberations, the trustees did not identify any particular information or factor that was all-important or controlling. Based on the trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements as they relate to the funds and concluded that the compensation with respect to the funds under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2008, the Fund Complex included 79 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]
and Year of Birth;		Number of
(Term of Office		Portfolios in
and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
Time Served2)	During Past Five Years	Overseen	Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	79	Board 1—Director, Redwood Trust, Inc. (mortgage finance). Board 2—Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	79	Board 1—Director, Mission West Properties (commercial real estate).
Board 2—Director, TOUSA (home building).
Board 3—Director, Harris-Stratex Networks (a network equipment corporation).
Board 4—Director, Genitope Corp. (bio-pharmaceuticals).
Board 5—Director, Ditech Networks (voice communications technology)
			Board 6—Rubicon Limited (manufacturing)

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	11	None

Interested Trustees
Name, Address[1]
and Year of Birth;		Number of
(Term of Office		Portfolios in
and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
Time Served2)	During Past Five Years	Overseen	Held by Trustee

Randall W. Merk 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	11	None

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5]
and Length of
Time Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer—Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Randall Fillmore 1960 (9/04-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds. From June 2006 to June 2007, Chief Compliance Officer, Excelsior Funds. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc. From 2000 to 2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director, Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)	Vice President	Vice President, Compliance, Charles Schwab Investment, Management, Inc.; Vice President, Schwab Funds; until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

[4]	The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

Definitions, Terms and Other Information

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The S&P/Citigroup Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock dividend by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

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For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Funds
Laudus Mondrian Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR 41684

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS H. HAKANSSON, WHO IS “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2008: $283,520                    2007: $294,785
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2007: $43,205                    2007: NONE
     Nature of these services: Agreed upon services in regards to service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2008: $86,410                    2007: $82,845
     Nature of these services: preparation and review of tax returns.

     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2008: NONE                    2007: $20,000

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2008: $175,918                    2007: $169,975
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

     2008: $1,014,998                    2007: $4,221,564
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Evelyn Dilsaver and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Laudus Trust

By:	/s/ Randall W. Merk

Randall W. Merk
President and Chief Executive Officer

Date:	5/14/08
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk

Randall W. Merk
President and Chief Executive Officer

Date:	5/14/08

By:	/s/ George Pereira

George Pereira
Principal Financial Officer

Date:	5/14/08